UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York			10019-6114
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-882 5000

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2008

Item 1.  Reports to Stockholders.

The UBS Funds

Semiannual Report

December 31, 2008

Table of contents

President's letter	1

The markets in review	2

Portfolio Managers' commentary and schedules of investments

UBS Dynamic Alpha Fund	3

UBS Global Allocation Fund	25

UBS Global Frontier Fund	40

UBS Global Equity Fund	50

UBS International Equity Fund	59

UBS U.S. Equity Alpha Fund	68

UBS U.S. Large Cap Equity Fund	78

UBS U.S. Large Cap Growth Fund	86

UBS U.S. Large Cap Value Equity Fund	93

UBS U.S. Mid Cap Growth Equity Fund	101

UBS U.S. Small Cap Growth Fund	108

UBS Absolute Return Bond Fund	114

UBS Global Bond Fund	124

UBS High Yield Fund	136

UBS U.S. Bond Fund	146

Statements of assets and liabilities	160

Statements of operations	168

Statements of changes in net assets	172

Financial highlights	178

Notes to financial statements	208

General information	264

This page intentionally left blank.

President's Letter

February 17, 2009

Dear valued shareholder,

During the six-month period, with nearly every asset class but US Treasuries generating negative double-digit returns, there were few places for investors to turn. Valuation took a backseat to emotion and panic, and our Funds' performance—like that of other managers—was challenged.

Clearly, we are disappointed that we were unable to limit the extent of the downside that some of our Funds experienced. But in a "take-no-prisoners" bear market, the benefits of global diversification and asset allocation were not so readily apparent.

While no one can predict what the future holds, our research has shown us for some time now that there are unprecedented investment opportunities in the global marketplace. We have therefore been positioning our Funds to benefit when panic no longer rules the day, and the markets see a return to fundamentals. While our process tends to get us into and out of markets earlier than most—which, as evidenced in the current reporting period, can result in periodic underperformance—we believe that over time, our convictions will bear fruit for investors with the patience and fortitude to stay invested for the long term.

Our nearly three decades of experience has shown us that only by remaining grounded in our investment discipline can we maintain perspective when panic may cause others to lose their way. This was the case during the 1987 Black Monday and the 2000 Tech Bubble bear markets, when staying the course ultimately allowed us to deliver, over time, solid risk-adjusted performance for our clients.

Having said that, there are always areas for improvement and lessons to be learned—whether this means evolving our capabilities to give them the flexibility to tap into future opportunities, or restructuring our investment teams. One year ago, I wrote of our fixed income organization and the steps we were taking—including broadening the depth and breadth of our research capabilities—to better align it with the challenges we saw ahead. I am pleased to report that the changes we made here are already generating favorable results.

I believe our performance this year—rather than being an indicator that the investment decisions we made over the course of the period were misguided—is instead a firm statement of our commitment to our process and to following the dictates of our time-tested, forward-looking research.

During this bear market and beyond, we will not diverge from what our experience tells us is true: helping our clients preserve and grow their wealth over time can best be accomplished through a disciplined approach. By adhering to our methodology consistently and with conviction, we believe we are well-positioned to help you, our valued shareholders, prepare for the next five, 10 or 25 years of your financial futures.

Thank you for your continued support.

Kai R. Sotorp
President
UBS Funds
Head—Americas
UBS Global Asset Management (Americas) Inc.

Markets in Review

Global Economic Growth Falters

When the six-month reporting period began, there continued to be hope that if the US fell into a recession, it would be modest and brief. By the end of the period, the question was no longer if a recession would occur, it was whether the economic downturn would ultimately prove to be the most severe since World War II. Looking back, the economy, as measured by US gross domestic product ("GDP"), expanded 0.9% and 2.8% during the first and second quarters of 2008. However, the bursting of the housing bubble, a severe credit crunch, falling business and consumer consumption and surging unemployment caused the US economy to weaken significantly during the second half of the year. According to the Bureau of Economic Analysis, GDP was down 0.5% in the third quarter and, based on its advance estimate, GDP had contracted 3.8% in the fourth quarter of the year.

Economic growth outside the US also faltered as the reporting period progressed. Many of the same issues impacting the US were evident overseas, ultimately sending the Eurozone, the UK and Japan into a recession by the end of 2008. Even developing countries, such as China and India, saw their growth rates weaken during 2008.

Global Equity Markets Fall Sharply

The overall US stock market moved sharply lower during the six months ended December 31, 2008. There was no shortage of factors that caused stock prices to plunge during the reporting period. In addition to escalating economic concerns, falling corporate profits, turmoil in the financial markets, deleveraging and a lack of liquidity all contributed to falling stock prices. For much of the period, risk aversion was elevated, causing investors to flock to the safety of US Treasury securities. During those times, investors indiscriminately sold assets that were perceived to be risky, regardless of their underlying fundamentals. All told, the S&P 500 Index(1) fell 28.48% during the reporting period.

As poorly as US stocks performed, international equities were even weaker. While it was once thought that the US economy and stock market would decouple from the rest of the world, this did not prove to be the case. With global growth contracting rapidly, exporting nations were adversely affected. In addition, many developing countries with rich oil and commodity reserves were adversely affected as their prices declined during the period. During the six months ended December 31, 2008, international developed equity markets, as measured by the MSCI EAFE Index,(2) fell 36.32%. Emerging markets equities, as measured by the MSCI Emerging Markets Index,(3) declined 47.03% over the same period.

Quality Is King in the Bond Markets

Turning to the US bond market, Treasury yields fluctuated in response to mixed signals regarding the economy, inflation levels and expectations over future Federal Reserve Board (the "Fed") monetary policy. Treasury yields ultimately moved sharply lower, given the Fed's three interest rate cuts in 2008 and increased investor risk aversion. During the six months ended December 31, 2008, the overall US bond market, as measured by the Barclays Capital US Aggregate Index,(4) returned 4.07%.

The international bond markets also produced positive results during the reporting period, as the JP Morgan Global Government Bond Index(5) gained 9.09%. These returns were largely driven by the strong performance of government securities. In contrast, riskier fixed income asset classes performed poorly, as the Barclays Capital High Yield Bond Index(6) declined 25.18% and the JP Morgan Emerging Markets Bond Index Global(7) fell 11.75%.

(1)  The S&P 500 Index tracks the performance of the 500 largest stocks that are considered to be widely held. Its performance is thought to be representative of the stock market as a whole.

(2)  The MSCI EAFE Index represents the developed markets outside of North America: Europe, Australasia and the Far East.

(3)  The MSCI EM Index is a free float-adjusted market capitalization index consisting of 26 emerging markets country indices.

(4)  The Barclays Capital US Aggregate Index (formerly the Lehman Brothers US Aggregate Index) covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. U.S. Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the Index on April 1, 2007.

(5)  The JP Morgan Global Government Bond Index is a total return, market capitalization weighted index that is rebalanced monthly. It consists of 13 countries.

(6)  The Barclays Capital High Yield Bond Index (formerly the Lehman Brothers High Yield Bond Index) covers the US dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below.

(7)  The JPMorgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect fees and expenses.

The indexes are unmanaged and unavailable for client investment.

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2008, Class A shares of UBS Dynamic Alpha Fund (the "Fund") declined 19.97% (Class A shares declined 24.34% after the deduction of the maximum sales charge), while Class Y shares declined 19.58%. For purposes of comparison, the Merrill Lynch US Treasury 1-5 Year Index returned 6.42%, the MSCI World Free Index (net) declined 33.71% and the US Consumer Price Index (CPI) declined 3.92% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 6; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's negative performance was due primarily to market allocation. Currency positioning and security selection were positive for the reporting period, however.

Portfolio performance summary

What worked

•  The Fund's currency strategy made a significant positive contribution to performance. The Fund maintained an anti-carry trade position, emphasizing lower-risk currencies at the expense of high-volatility currencies. (A carry trade is a strategy in which an investor sells a currency with a relatively low interest rate, and uses the funds to purchase a different currency yielding a higher interest rate.) While this positioning detracted from performance in 2007, our research indicated investors' yield-seeking behavior was causing a significant valuation distortion in favor of high-yielding currencies and against low-yielding currencies. We held firm, with the expectation that the carry trade would unwind at some point. When it reversed, our positioning produced some of the largest contributions to Fund performance over the period.

•  The Fund was long lower-yielding "safe-haven" currencies, such as the Japanese yen, Swiss franc and Swedish krona. Conversely, the Fund was short high-yielding currencies like the euro, British pound, Australian dollar and Canadian dollar, which our research indicated were overvalued. (When shorting an investment, we first borrow the security, then sell it and buy an equal number of shares later—at a lower price, we hope—to replace those we borrowed.)

•  This left the Fund well-positioned during the turbulence of the credit crisis, when sentiment worsened and investors sought to reduce their riskier asset positions. The result was a rapid and sharp unwinding of carry trade positions. As the Fund's currency positions weakened versus the US dollar on the prospect of a deeper economic slowdown occurring outside the US, the Fund experienced strong gains.

•  In addition, the Fund held a long position in the US dollar, which had weakened and, as a result, we viewed as deeply undervalued. The Fund benefited when the US dollar rebounded during the period.

•  Between September and November, the Fund's currency exposures made large gains. As valuations returned to what we consider to be normal levels, the Fund's currency risks were progressively cut back. By the end of December, the Fund's forward-looking currency strategy risk was below long-term expectations due to what we viewed as the shrunken opportunity set.

•  Short positions in commodity-driven equity markets produced positive returns for the period. These positions had detracted from Fund returns in 2007 and the first half of 2008 as commodity prices soared and these markets followed. In keeping with our valuation discipline, which viewed commodities

UBS Dynamic Alpha Fund

as overvalued, we maintained the Fund's underweight. Beginning in July, as commodity prices collapsed worldwide, our strategy was rewarded.

•  In particular, the Fund maintained net short exposure to Canada, Australia, Brazil and South Africa—all country markets that declined during 2008.

•  The Fund successfully shorted emerging markets debt, which we viewed as overvalued. Spreads in this asset class were tight by historical standards, and in our view did not offer adequate compensation for the inherent risk in emerging markets debt. Spreads widened following distress in the credit markets, and the Fund's short position was rewarded.

What didn't work

•  Several key asset allocation decisions detracted from performance for the period. Most notable was the Fund's substantial long position in developed equities.

•  The significant financial and economic turmoil that began in the late summer accelerated drastically in September, October and November. As it did, the credit crunch morphed into a severe liquidity crisis. Although the economy may continue to suffer in the near term, world equity markets are pricing in an extremely negative outlook for the long term, which we believe is too pessimistic. On a valuation basis, we believe the opportunities today are unprecedented. As a result of the extreme selloff in the global equity markets, our research indicates that equities have never been as undervalued as they are now, particularly in relation to other asset classes.

•  In particular, the Fund's long equity exposure in the US, UK, Belgium, Switzerland, the Netherlands, and Japan detracted from performance during the sharp decline in global equity markets. During the period, according to our models, the US equity market moved to 49% below fair value, a level we have not witnessed during the 27 years we have been managing multi-asset portfolios. In response, we increased the Fund's US equity allocation. We believe that our views will ultimately be rewarded when fundamentals return to the market, and panic no longer rules the day.

•  Short positions in global sovereign bonds also generated negative results.

•  Investor anxiety reached panic proportions as credit markets seized up, notable financial institutions fell, and some money market funds lost value. This translated into a massive flight to quality—a rush for "safe-haven" assets at the expense of risky assets. Although government bonds was the sole asset class to remain unaffected by market turbulence, our valuation models registered significant overvaluation of most sovereign bond markets.

•  We reduced the Fund's exposure to the major government bond markets, and took short positions in US Treasuries. As economic news about a slowing global economy caused sovereign bonds to advance during the period, the Fund's position detracted from performance.

•  Short exposure to UK real bonds detracted from performance during the period as real yields continued to fall. Real yields in the UK have been driven too low by the pension regulation environment, in our opinion, and we believe that this is likely to mediate over time.

UBS Dynamic Alpha Fund

•  The Fund's long position in high yield bonds underperformed during the period.

•  We increased the Fund's exposure to the high yield sector during the reporting period. Our research pointed to what we consider to be extremely attractive valuations in this sector. However, high yield bonds posted negative returns as we witnessed substantial spread widening in the midst of the crisis.

•  Throughout the credit crisis, we have seen credit markets being driven not so much by credit fundamentals as by liquidity pressures. Spreads in these segments of the fixed income markets are at elevated levels, providing, in our view, attractive fundamental valuations. Additionally, at these spread levels, the potential for a marked increase in defaults or credit risk has been more than amply priced in, making these valuations even more attractive. Thus, throughout the credit crisis, we have tactically added to the Fund's high yield debt positioning.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

To receive monthly strategy updates on UBS Dynamic Alpha Fund, please contact your financial advisor.

UBS Dynamic Alpha Fund

Average annual total return (unaudited)

		6 months ended 12/31/08	1 year ended 12/31/08	Inception(1) to 12/31/08
Before deducting	Class A(2)	-19.97%	-22.02%	-3.30%
maximum sales charge	Class B(3)	-20.37	-22.69	-4.06
	Class C(4)	-20.37	-22.61	-4.05
	Class Y(5)	-19.58	-21.48	-2.93
After deducting maximum	Class A(2)	-24.34	-26.31	-4.67
sales charge	Class B(3)	-22.89	-25.14	-4.35
	Class C(4)	-20.87	-23.10	-4.05
Merrill Lynch US Treasury 1-5 Year Index(6)		6.42	8.73	5.61
MSCI World Free Index (net)(7)		-33.71	-40.71	-3.51
US Consumer Price Index (CPI)(8)		-3.92	0.09	2.52

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.27% and 1.27%; Class B—2.06% and 2.06%; Class C—2.04% and 2.04%; Class Y—0.98% and 0.98%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of all share classes of UBS Dynamic Alpha Fund is 01/27/05. Inception date of the indices, for the purpose of this illustration, is 01/31/05.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index tracking US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(7)  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. The dividend is reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

(8)  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Dynamic Alpha Fund

Top ten equity holdings (unaudited)*(1)

As of December 31, 2008

Percentage of net assets
BP PLC	1.4%
Allergan, Inc.	1.2
Burlington Northern Santa Fe Corp.	1.1
Vodafone Group PLC	1.1
SYSCO Corp.	1.0
Royal Dutch Shell PLC, Class B	1.0
Exelon Corp.	1.0
Illinois Tool Works, Inc.	1.0
GlaxoSmithKline PLC	0.9
General Electric Co.	0.8
Total	10.5%

Top ten long-term fixed income

holdings (unaudited)(1)

As of December 31, 2008

Percentage of net assets
GS Alternative Mortgage Product II, Series 2007-GG10, Class A4, 5.799%, due 08/10/45	0.7%
Boise Cascade LLC, 7.125%, due 10/15/14	0.3
Shasta CLO I Ltd., due 04/20/21	0.3
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23	0.3
Capital One Prime Auto Receivables Trust, Series 2007-1, Class A3, 5.470%, due 06/15/11	0.2
AmeriCredit Automobile Receivables Trust, Series 2008-AF, Class A2A, 4.470%, due 01/12/12	0.2
Percentage of net assets
Peco Energy Transition Trust, Series 2000-A, Class A3, 7.625%, due 03/01/10	0.2%
Merrill Auto Trust Securitization, Series 2007-1, Class A4, 1.255%, due 12/15/13	0.2
USAA Auto Owner Trust, Series 2005-4, Class A4, 4.890%, due 08/15/12	0.2
Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A2, 3.710%, due 04/20/11	0.2
Total	2.8%

*  Only long positions are considered for top ten holdings.

(1)  Figures represent the direct investments of the UBS Dynamic Alpha Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS Dynamic Alpha Fund

Country exposure, top five (unaudited)(1)

As of December 31, 2008

Percentage of net assets
United States	57.7%
United Kingdom	9.8
Netherlands	2.0
Japan	1.3
France	1.1
Total	71.9%

Industry diversification (unaudited)(1)

As a percentage of net assets as of December 31, 2008

Common stocks
Aerospace & defense	0.76%
Air freight & logistics	0.92
Airlines	0.41
Asset backed securities	0.07
Auto components	0.53
Automobiles	0.25
Beverages	1.06
Biotechnology	1.32
Building products	0.31
Capital markets	1.67
Chemicals	1.31
Commercial banks	2.34
Commercial services & supplies	0.48
Communications equipment	1.02
Computers & peripherals	1.63
Construction & engineering	0.28
Construction materials	0.23
Consumer finance	0.25
Containers & packaging	0.01
Distributors	0.12
Diversified consumer services	0.21
Diversified financial services	0.66
Diversified telecommunication services	0.49
Electric utilities	1.96
Electrical equipment	0.11
Electronic equipment, instruments & components	0.69
Energy equipment & services	1.00
Food & staples retailing	1.32
Food products	1.16
Health care equipment & supplies	2.16
Health care providers & services	2.58
Hotels, restaurants & leisure	2.31
Household durables	0.76
Household products	0.51
Industrial conglomerates	1.02
Insurance	2.38
Internet & catalog retail	0.71
Internet software & services	0.47%
IT services	2.41
Leisure equipment & products	0.04
Life sciences tools & services	0.84
Machinery	2.31
Marine	0.07
Media	1.49
Metals & mining	0.85
Multiline retail	0.99
Multi-utilities	1.69
Office electronics	0.14
Oil, gas & consumable fuels	5.32
Paper & forest products	0.06
Personal products	0.60
Pharmaceuticals	4.32
Professional services	0.37
Real estate investment trusts (REITs)	0.39
Real estate management & development	0.02
Road & rail	1.68
Semiconductors & semiconductor equipment	1.32
Software	3.15
Specialty retail	1.12
Textiles, apparel & luxury goods	0.48
Tobacco	0.42
Trading companies & distributors	0.32
Water utilities	0.02
Wireless telecommunication services	2.08
Total common stocks	67.97
Bonds
Corporate bonds
Chemicals	0.10
Consumer finance	0.08
Diversified financial services	0.24
Media	0.20
Oil, gas & consumable fuels	0.12
Paper & forest products	0.34
Total corporate bonds	1.08

UBS Dynamic Alpha Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of December 31, 2008

Asset-backed securities	3.54%
Collateralized debt obligations	1.90
Commercial mortgage-backed securities	1.30
Mortgage & agency debt securities	0.48
Total bonds	8.30
Rights	0.01
Investment company
UBS Opportunistic Emerging Markets Debt Relationship Fund	1.89
Short-term investments	16.54
Options purchased	1.33
Investment of cash collateral from securities loaned	0.52
Total investments before investments sold short	96.56
Investments sold short Common stocks
Aerospace & defense	(0.93)
Air freight & logistics	(1.16)
Airlines	(0.37)
Beverages	(0.47)
Biotechnology	(0.51)
Capital markets	(0.19)
Chemicals	(0.06)
Commercial banks	(0.63)
Commercial services	(0.23)
Communications equipment	(0.29)
Computers & peripherals	(0.41)
Diversified financial services	(0.12)
Diversified telecommunication services	(0.36)
Electric utilities	(0.72)
Electrical equipment	(0.39)
Electronic equipment, instruments & components	(0.25)%
Energy equipment & services	(0.13)
Food & staples retailing	(0.80)
Food products	(1.03)
Gas utilities	(0.39)
Health care equipment & supplies	(0.54)
Health care providers & services	(0.33)
Hotels, restaurants & leisure	(0.50)
Household durables	(0.15)
Household products	(0.72)
Insurance	(1.00)
IT services	(0.21)
Leisure equipment & products	(0.15)
Machinery	(1.25)
Media	(0.50)
Multi-utilities	(1.48)
Office electronics	(0.08)
Oil, gas & consumable fuels	(1.65)
Pharmaceuticals	(2.14)
Road & rail	(0.37)
Semiconductors & semiconductor equipment	(0.92)
Software	(1.06)
Specialty retail	(1.19)
Textiles, apparel & luxury goods	(0.22)
Tobacco	(0.11)
Trading companies & distributors	(0.48)
Water utilities	(0.18)
Total investments sold short	(24.67)
Total investments, net of investments sold short	71.89
Cash and other assets, less liabilities	28.11
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—67.97%
Australia—0.35%
National Australia Bank Ltd.	27,730	$406,531
OZ Minerals Ltd.	174,409	36,479
Qantas Airways Ltd.	151,591	279,526
QBE Insurance Group Ltd.	77,093	1,401,365
Rio Tinto Ltd.	14,497	388,302
Westpac Banking Corp.	22,201	264,383
Total Australia common stocks		2,776,586
Austria—0.03%
Telekom Austria AG	13,871	200,492
Canada—0.33%
Canadian Imperial Bank of Commerce	16,000	662,163
EnCana Corp.	3,600	167,328
Gildan Activewear, Inc.*	61,500	723,240
Manulife Financial Corp.	7,000	117,942
Power Financial Corp.	11,700	226,513
Toronto-Dominion Bank	19,100	672,252
Total Canada common stocks		2,569,438
Finland—0.08%
Stora Enso Oyj, Class R	28,350	221,307
Tietoenator Oyj	12,775	139,295
UPM-Kymmene Oyj	22,691	287,710
Total Finland common stocks		648,312
France—1.08%
AXA SA	16,420	366,079
BNP Paribas	21,227	896,340
Cie Generale de Geophysique-Veritas*(1)	11,533	172,213
France Telecom SA	55,468	1,551,506
GDF Suez*	26,679	1,321,332
Societe Generale	6,351	321,663
Technip SA	6,368	195,090
Total SA	66,477	3,624,173
Total France common stocks		8,448,396
Germany—0.57%
Allianz SE	5,627	603,542
Daimler AG	6,223	236,451
Deutsche Bank AG	1,304	52,001
Fresenius Medical Care AG & Co. KGaA	20,700	976,626
Henkel AG & Co KGaA, Preference shares	34,597	1,109,225
Metro AG	5,318	215,555
SAP AG	10,395	372,548
Siemens AG	11,900	891,316
Total Germany common stocks		4,457,264
Guernsey—0.05%
Resolution Ltd.*	237,229	378,594

Security description	Shares	Value
Hong Kong—0.05%
Esprit Holdings Ltd.	62,400	$355,682
Ireland—0.20%
Bank of Ireland	143,979	169,650
CRH PLC	40,641	1,025,684
Elan Corp. PLC ADR*	67,600	405,600
Total Ireland common stocks		1,600,934
Italy—0.38%
ENI SpA	96,604	2,289,118
Intesa Sanpaolo SpA	122,791	442,285
Terna-Rete Elettrica Nazionale SpA	32,329	105,855
UniCredit SpA	70,806	176,275
Total Italy common stocks		3,013,533
Japan—1.30%
Bank of Yokohama Ltd.	71,000	419,974
Canon, Inc.	19,300	605,857
Central Japan Railway Co.	28	242,000
Funai Electric Co., Ltd.	4,600	95,163
Honda Motor Co., Ltd.	31,900	691,825
ITOCHU Corp.	41,000	205,703
Japan Tobacco, Inc.	187	619,232
JFE Holdings, Inc.	12,400	327,978
Keyence Corp.(1)	2,500	511,890
Komatsu Ltd.	28,300	358,477
Leopalace21 Corp.	18,000	182,513
Mitsui OSK Lines Ltd.	89,000	546,558
Mitsui Sumitomo Insurance Group Holdings, Inc.	12,200	389,100
Nintendo Co., Ltd.	500	192,097
Nippon Electric Glass Co., Ltd.	29,000	152,324
NTT DoCoMo, Inc.	170	335,120
Panasonic Corp.	14,000	175,426
Ricoh Co., Ltd.	38,000	483,944
Sankyo Co. Ltd.	6,900	348,504
Shin-Etsu Chemical Co., Ltd.	8,700	399,033
Sompo Japan Insurance, Inc.	59,000	432,065
Sumitomo Metal Industries Ltd.	203,000	500,291
Sumitomo Metal Mining Co., Ltd.	26,000	276,343
Sumitomo Mitsui Financial Group, Inc.	67	290,228
Sumitomo Trust & Banking Co., Ltd.	65,000	384,694
Toyota Motor Corp.	31,500	1,031,083
Total Japan common stocks		10,197,422
Luxembourg—0.07%
ArcelorMittal	22,499	542,298
Netherlands—1.39%
ASML Holding NV	21,553	384,616
ASML Holding NV, Class G	33,800	610,766
ING Groep NV CVA	15,980	167,042
Qiagen NV*(1)	80,600	1,415,336

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—(continued)
Netherlands—(concluded)
Reed Elsevier NV	20,165	$237,586
Royal Dutch Shell PLC, Class B	321,717	8,096,820
Total Netherlands common stocks		10,912,166
Norway—0.07%
Norsk Hydro ASA	77,200	311,782
Petroleum Geo-Services ASA*(1)	61,300	250,194
Total Norway common stocks		561,976
Portugal—0.03%
Portugal Telecom SGPS SA	31,105	263,953
Singapore—0.12%
DBS Group Holdings Ltd.	41,000	243,222
United Overseas Bank Ltd.	74,000	668,002
Total Singapore common stocks		911,224
Spain—0.06%
Banco Santander SA	46,224	446,114
Sweden—0.05%
Skandinaviska Enskilda Banken AB, Class A(1)	42,294	339,735
Telefonaktiebolaget LM Ericsson, Class B	8,800	67,492
Total Sweden common stocks		407,227
Switzerland—0.90%
Adecco SA	11,393	386,701
Alcon, Inc.	20,100	1,792,719
Credit Suisse Group AG	17,083	468,232
Holcim Ltd.	5,788	333,269
Nestle SA	7,923	312,266
Novartis AG	4,049	202,873
Roche Holding AG	23,419	3,604,973
Total Switzerland common stocks		7,101,033
United Kingdom—9.80%
31 Group PLC	46,613	183,634
Aberdeen Asset Management PLC	191,072	332,354
Anglo American PLC	37,606	858,979
Associated British Foods PLC	187,058	1,973,999
AstraZeneca PLC	85,827	3,477,592
Aviva PLC	385,033	2,179,462
Balfour Beatty PLC	159,693	760,798
Barclays PLC	629,749	1,419,720
BP PLC	1,383,733	10,602,557
British Airways PLC	593,972	1,548,895
British Land Co. PLC	85,570	685,931
British Polythene Industries PLC	35,487	97,416
British Sky Broadcasting Group PLC	431,975	3,005,540
Brixton PLC	396,702	760,818

Security description	Shares	Value
United Kingdom—(concluded)
BT Group PLC, Class A	409,281	$804,150
Carnival PLC	93,355	2,033,967
Cattles PLC	404,007	106,300
Centrica PLC	86,954	334,137
Computacenter PLC	35,947	46,727
Daily Mail & General Trust (Non-voting), Class A	190,397	742,989
DSG International PLC(1)	2,094,223	531,630
Electrocomponents PLC	354,297	724,338
Entertainment Rights PLC*	458,314	4,507
GlaxoSmithKline PLC	382,208	7,095,461
HBOS PLC	1,196,250	1,214,059
HMV Group PLC	1,075,521	1,678,838
Home Retail Group PLC	297,561	912,698
HSBC Holdings PLC	120,882	1,156,989
IMI PLC	206,837	812,763
ITV PLC	1,331,778	763,580
Kesa Electricals PLC	352,950	451,298
Leaf Clean Energy Co.*	304,044	421,839
Lloyds TSB Group PLC	155,895	285,337
Logica PLC	1,566,781	1,564,791
Lookers PLC	181,278	59,546
Marks & Spencer Group PLC	143,318	446,062
Monitise PLC*	1,028,955	44,413
Northern Foods PLC	681,035	558,082
Phoenix IT Group Ltd.	52,979	131,542
Premier Farnell PLC	447,354	898,020
Premier Farnell PLC, Preferred	26,309	477,550
Prudential PLC	477,460	2,906,876
Psion PLC	205,867	150,770
Regus PLC	754,922	539,396
Rio Tinto PLC	77,285	1,674,520
Royal Bank of Scotland Group PLC	902,902	652,717
Safestore Holdings PLC	101,554	80,716
Severn Trent PLC	9,859	170,718
Southern Cross Healthcare Ltd.	56,314	69,048
STV Group PLC*	143,278	159,763
Taylor Wimpey PLC	752,944	147,477
Ted Baker PLC	53,161	254,547
Tesco PLC	332,063	1,730,019
Tomkins PLC	332,149	595,117
Tullow Oil PLC	66,097	632,508
Unilever PLC	139,613	3,172,775
Vodafone Group PLC	4,456,335	8,971,107
Wolseley PLC	291,281	1,624,059
Xstrata PLC	83,508	778,514
Yule Catto & Co. PLC	358,941	285,130
Zetar PLC*	60,419	141,160
Total United Kingdom common stocks		76,926,245
United States—51.06%
Abbott Laboratories	42,700	2,278,899
Accenture Ltd., Class A	82,400	2,701,896

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—(continued)
United States—(continued)
ACE Ltd.	46,700	$2,471,364
Adobe Systems, Inc.*	45,700	972,953
Advance Auto Parts, Inc.	48,400	1,628,660
Aetna, Inc.	43,300	1,234,050
Affiliated Computer Services, Inc., Class A*	14,200	652,490
Aflac, Inc.	104,900	4,808,616
Allergan, Inc.	232,100	9,358,272
Allstate Corp./The	43,700	1,431,612
Amazon.com, Inc.*	91,000	4,666,480
American Electric Power Co., Inc.	141,000	4,692,480
American Tower Corp., Class A*	84,500	2,477,540
Amgen, Inc.*(1)	20,500	1,183,875
Amphenol Corp., Class A	92,000	2,206,160
Analog Devices, Inc.	122,500	2,329,950
Apple, Inc.*	40,100	3,422,535
Arch Coal, Inc.	4,700	76,563
AT&T, Inc.	36,200	1,031,700
Automatic Data Processing, Inc.	46,300	1,821,442
Baker Hughes, Inc.	42,900	1,375,803
Bank of New York Mellon Corp.	86,800	2,459,044
Baxter International, Inc.	42,900	2,299,011
BioMarin Pharmaceutical, Inc.*(1)	48,400	861,520
BlackRock, Inc.(1)	6,300	845,145
BorgWarner, Inc.	72,200	1,571,794
Burger King Holdings, Inc.	121,300	2,896,644
Burlington Northern Santa Fe Corp.	118,700	8,986,777
C.H. Robinson Worldwide, Inc.	13,000	715,390
C.R. Bard, Inc.	19,300	1,626,218
Campbell Soup Co.	44,900	1,347,449
Capital One Financial Corp.	9,700	309,333
Carnival Corp.	95,000	2,310,400
Central European Distribution Corp.*	54,400	1,071,680
Cephalon, Inc.*(1)	24,200	1,864,368
Cisco Systems, Inc.*	173,300	2,824,790
Citigroup, Inc.	44,400	297,924
Citrix Systems Inc.*	70,500	1,661,685
City National Corp.	18,000	876,600
CME Group, Inc.	11,800	2,455,698
Coach, Inc.*	135,100	2,806,027
Cognizant Technology Solutions Corp., Class A*	113,400	2,048,004
Colgate-Palmolive Co.	27,000	1,850,580
Comcast Corp., Class A	180,100	3,040,088
Complete Production Services, Inc.*	70,500	574,575
Concur Technologies, Inc.*	37,600	1,234,032
ConocoPhillips	13,900	720,020
CONSOL Energy, Inc.	12,400	354,392
Constellation Brands, Inc., Class A*	255,800	4,033,966
Continental Resources, Inc.*	40,600	840,826

Security description	Shares	Value
United States—(continued)
Costco Wholesale Corp.	3,400	$178,500
Covidien Ltd.	67,800	2,457,072
Daneher Corp.	26,000	1,471,860
Darden Restaurants, Inc.	14,200	400,156
Data Domain, Inc.*(1)	36,700	689,960
DaVita, Inc.*	51,900	2,572,683
Dean Foods Co.*	86,600	1,556,202
Dell, Inc.*	102,400	1,048,576
Digital Realty Trust, Inc.	48,300	1,586,655
Discover Financial Services	164,300	1,565,779
Dr Pepper Snapple Group, Inc.*	23,800	386,750
Dun & Bradstreet Corp.	32,500	2,509,000
Ecolab, Inc.	107,700	3,785,655
EnergySolutions, Inc.	85,000	480,250
ENSCO International, Inc.	38,900	1,104,371
EOG Resources, Inc.	35,500	2,363,590
Estee Lauder Cos., Inc., Class A	151,900	4,702,824
Exelon Corp.	138,800	7,718,668
Express Scripts, Inc.*	51,300	2,820,474
F5 Networks, Inc.*	48,400	1,106,424
FedEx Corp.	101,600	6,517,640
Fifth Third Bancorp(1)	141,200	1,166,312
FirstEnergy Corp.	2,200	106,876
Fiserv, Inc.*	71,400	2,596,818
Flowserve Corp.	15,500	798,250
Fortune Brands, Inc.	122,900	5,073,312
Gaylord Entertainment Co.*(1)	43,800	474,792
General Dynamics Corp.	13,300	765,947
General Electric Co.	402,500	6,520,500
Genzyme Corp.*	96,600	6,411,342
Google, Inc., Class A*	11,900	3,661,035
Halliburton Co.	120,400	2,188,872
Harsco Corp.	32,500	899,600
Henry Schein, Inc.*	28,700	1,053,003
Hess Corp.	11,400	611,496
Hewlett-Packard Co.	48,200	1,749,178
Hologic, Inc.*	55,400	724,078
Home Depot, Inc.	65,800	1,514,716
Illinois Tool Works, Inc.	215,400	7,549,770
Immucor, Inc.*	60,200	1,600,116
Ingersoll-Rand Co., Ltd., Class A	38,600	669,710
Intel Corp.	190,000	2,785,400
IntercontinentalExchange, Inc.*(1)	13,800	1,137,672
International Game Technology	85,200	1,013,028
Interpublic Group of Cos., Inc.*	99,200	392,832
Intuit, Inc.*	136,900	3,256,851
JC Penney Co., Inc.	28,400	559,480
Johnson & Johnson	35,300	2,111,999
Johnson Controls, Inc.	143,300	2,602,328
JPMorgan Chase & Co.	8,900	280,617
Kohl's Corp.*	28,800	1,042,560
Laboratory Corp. of America Holdings*	34,800	2,241,468
Life Time Fitness, Inc.*(1)	46,700	604,765

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—(continued)
United States—(continued)
LKQ Corp.*	82,200	$958,452
Lowe's Cos Inc.	57,100	1,228,792
Macy's, Inc.	185,000	1,914,750
Marathon Oil Corp.	27,300	746,928
Martin Marietta Materials, Inc.(1)	4,300	417,444
Marvell Technology Group Ltd.*	82,300	548,941
Masco Corp.	215,500	2,398,515
MasterCard, Inc., Class A	21,600	3,087,288
McDonald's Corp.	21,400	1,330,866
MDU Resources Group, Inc.	73,500	1,586,130
Medco Health Solutions, Inc.*	115,100	4,823,842
Medtronic, Inc.	62,800	1,973,176
Merck & Co., Inc.	6,100	185,440
MetLife, Inc.	26,700	930,762
MetroPCS Communications, Inc.*(1)	132,200	1,963,170
Micron Technology, Inc.*	122,900	324,456
Micros Systems, Inc.*	81,300	1,326,816
Microsoft Corp.	273,700	5,320,728
Millipore Corp.*	25,500	1,313,760
Molex, Inc.	29,500	427,455
Monsanto Co.	22,400	1,575,840
Morgan Stanley	124,400	1,995,376
MSC Industrial Direct Co., Class A	18,100	666,623
Nasdaq OMX Group, Inc.*	34,700	857,437
National Oilwell Varco, Inc.*	17,900	437,476
NCR Corp.*	138,200	1,954,148
NetApp, Inc.*	133,500	1,864,995
Newell Rubbermaid, Inc.	48,200	471,396
Newfield Exploration Co.*	55,200	1,090,200
News Corp., Class A	78,900	717,201
NiSource, Inc.	341,700	3,748,449
Noble Corp.	21,300	470,517
Northern Trust Corp.	28,200	1,470,348
Northrop Gruman Corp.	53,600	2,414,144
Nuance Communications, Inc.*	122,500	1,269,100
Nucor Corp.	21,200	979,440
Omnicom Group, Inc.	79,700	2,145,524
Oracle Corp.*	72,400	1,283,652
PACCAR, Inc.	110,700	3,166,020
Pall Corp.	44,900	1,276,507
Peabody Energy Corp.	20,800	473,200
Pediatrix Medical Group, Inc.*	19,100	605,470
Pepco Holdings, Inc.	155,100	2,754,576
PepsiAmericas, Inc.	42,200	859,192
PepsiCo, Inc.	36,000	1,971,720
Pharmaceutical Product Development, Inc.	64,400	1,868,244
Philip Morris International, Inc.	61,900	2,693,269
PPG Industries, Inc.	14,000	594,020
Praxair, Inc.	61,100	3,626,896
Precision Castparts Corp.	17,800	1,058,744
Principal Financial Group, Inc.	19,700	444,629

Security description	Shares	Value
United States—(continued)
Procter & Gamble Co.	17,000	$1,050,940
Psychiatric Solutions, Inc.*(1)	48,500	1,350,725
QUALCOMM, Inc.	111,000	3,977,130
Quanta Services, Inc.*	72,000	1,425,600
Quest Diagnostics Inc.	42,500	2,206,175
Quicksilver Resources, Inc.*	65,600	365,392
Range Resources Corp.	23,900	821,921
Red Hat, Inc.*	41,400	547,308
Republic Services, Inc.	60,190	1,492,110
Roper Industries, Inc.	20,300	881,223
Ryder System, Inc.	49,800	1,931,244
SanDisk Corp.*(1)	58,000	556,800
SBA Communications Corp., Class A*	96,000	1,566,720
Schlumberger Ltd.	15,600	660,348
Sempra Energy	147,800	6,300,714
Sherwin-Williams Co.	22,700	1,356,325
Smith International, Inc.	16,500	377,685
Solera Holdings, Inc.*	87,800	2,115,980
Southwest Airlines Co.	163,100	1,405,922
Southwestern Energy Co.*	99,000	2,868,030
Sprint Nextel Corp.*	551,000	1,008,330
SPX Corp.	27,800	1,127,290
Starbucks Corp.*	264,300	2,500,278
Starwood Hotels & Resorts Worldwide, Inc.	39,800	712,420
Stericycle, Inc.*	25,200	1,312,416
Strayer Education, Inc.	7,500	1,608,075
Stryker Corp.(1)	36,700	1,466,165
Sunoco, Inc.	24,400	1,060,424
SunTrust Banks, Inc.	8,100	239,274
Symantec Corp.*	223,000	3,014,960
SYSCO Corp.	358,000	8,212,520
T Rowe Price Group, Inc.	34,600	1,226,224
Target Corp.	111,100	3,836,283
TD Ameritrade Holding Corp.*	188,700	2,688,975
Teradata Corp.*	56,900	843,827
Tessera Technologies, Inc.*	62,300	740,124
The Charles Schwab Corp.	50,200	811,734
Thermo Fisher Scientific, Inc.*	58,400	1,989,688
Time Warner, Inc.	21,100	212,266
Ultra Petroleum Corp.*	57,400	1,980,874
Union Pacific Corp.	42,600	2,036,280
United Technologies Corp.	31,900	1,709,840
UnitedHealth Group, Inc.	9,800	260,680
Viacom, Inc., Class B*	15,800	301,148
Visa, Inc., Class A	78,400	4,112,080
VMware Inc., Class A*	72,277	1,712,242
Waddell & Reed Financial, Inc.	39,100	604,486
Wells Fargo & Co.	154,600	4,557,608
Western Digital Corp.*	44,900	514,105
WMS Industries, Inc.*	97,300	2,617,370
Wyeth	137,500	5,157,625
Wynn Resorts Ltd.*(1)	28,500	1,204,410
Xilinx, Inc.	148,400	2,644,488

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares		Value
Common stocks—(concluded)
United States—(concluded)
XTO Energy, Inc.		55,200	$1,946,904
Zimmer Holdings, Inc.*		74,600	3,015,332
Total United States common stocks			400,652,233
Total common stocks (cost $671,956,325)			533,371,122
	Face amount
Bonds—8.30%
Corporate bonds—1.08%
Luxembourg—0.25%
Hellas Telecommunications Luxembourg III, 8.500%, due 10/15/13	EUR	1,721,000	789,451
Lighthouse International Co. SA, 8.000%, due 04/30/14		1,750,000	1,155,479
Total Luxembourg corporate bonds			1,944,930
United States—0.83%
Axcan Intermediate Holdings, Inc., 12.750%, due 03/01/16		$600,000	504,000
Boise Cascade LLC, 7.125%, due 10/15/14		4,778,000	2,675,680
CIT Group, Inc., 3.615%, due 01/30/09(2)		600,000	599,170
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09		625,000	623,229
Momentive Performance Materials, Inc., 11.500%, due 12/01/16(1)		2,480,000	731,600
Nustar Logistics, 7.650%, due 04/15/18		330,000	302,502
Truvo Subsidiary Corp., 8.500%, due 12/01/14	EUR	1,050,000	394,079
Valero Energy Corp.,
6.625%, due 06/15/37		$900,000	661,953
Total United States corporate bonds			6,492,213
Total corporate bonds (cost $15,322,031)			8,437,143
Asset-backed securities—3.54%
United States—3.54%
ACE Securities Corp., Series 2006-NC1, Class A2B, 0.621%, due 12/25/35(2)		224,052	213,217

Security description	Face amount	Value
United States—(continued)
American Express Credit Account Master Trust, Series 2004-4, Class A, 1.285%, due 03/15/12(2)	$1,280,000	$1,240,171
AmeriCredit Automobile Receivables Trust, Series 2008-AF, Class A2A, 4.470%, due 01/12/12	1,950,000	1,842,283
Argent Securities, Inc., Series 2006-M3, Class A2A, 0.521%, due 10/25/36(2)	34,818	33,223
Capital Auto Receivables Asset Trust, Series 2008-2, Class A2B, 2.115%, due 03/15/11(2)	1,250,000	1,210,181
Capital One Prime Auto Receivables Trust, Series 2007-1, Class A3, 5.470%, due 06/15/11	1,900,000	1,872,353
Chase Manhattan Auto Owner Trust, Series 2006-B, Class A3, 5.130%, due 05/15/11	1,107,595	1,103,360
Citibank Credit Card Master Trust I, Series 1999-2, Class A, 5.875%, due 03/10/11	900,000	899,499
CNH Equipment Trust, Series 2007-C, Class A3B, 2.145%, due 12/15/11(2)	400,000	384,857
Countrywide Asset-Backed Certificates, Series 2005-7, Class 3AV3, 0.881%, due 11/25/35(2)	410,329	391,483
Series 2006-S9, Class A5, 5.871%, due 08/25/36(3)	1,473,314	449,620
Daimler Chrysler Auto Trust, Series 2006-C, Class A3, 5.020%, due 07/08/10	477,701	475,122
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FFA, Class A3, 0.591%, due 09/25/26(2)	4,632,862	1,081,888
Series 2006-FFB, Class A2, 0.601%, due 12/25/26(2)	1,899,181	518,325
GSAMP Trust, Series 2006-S5, Class A2, 5.658%, due 09/25/36(3)	294,440	7,361
Series 2005-S1, Class B1, 6.708%, due 12/25/34(3)	569,171	0
Home Equity Asset Trust, Series 2006-3, Class 2A3, 0.651%, due 07/25/36(2)	600,000	452,130

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount	Value
Bonds—(continued)
Asset-backed securities—(concluded)
United States—(continued)
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, 0.571%, due 03/25/37(2)	$2,711,113	$367,112
Series 2006-3, Class A1, 5.472%, due 09/25/36(2)	1,171,369	117,137
Series 2006-5, Class A1, 5.500%, due 01/25/37(3)	2,067,151	484,143
Series 2006-4, Class A1, 5.671%, due 11/25/36(3)	2,179,783	473,243
JP Morgan Mortgage Acquisition Corp., Series 2006-CH1, Class A2, 0.521%, due 07/25/36(2)	55,268	50,630
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class A2, 0.851%, due 12/25/32(2)	30,459	30,203
Merrill Auto Trust Securitization, Series 2007-1, Class A4, 1.255%, due 12/15/13(2)	2,000,000	1,734,773
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-A, Class A1, 1.571%, due 10/25/27(2)	1,132,613	1,060,691
Merrill Lynch Mortgage Investors, Inc., Series 2006-AHL1, Class A2A, 0.521%, due 05/25/37(2)	175,129	168,663
Series 2006-FF1, Class A2A, 0.541%, due 08/25/36(2)	252,610	237,975
Series 2006-SL2, Class A, 0.621%, due 05/25/37(2)	4,775,620	834,778
Series 2005-SL3, Class B1, 1.671%, due 07/25/36(2)	208,431	242
Series 2004-SL2, Class B4, 7.596%, due 06/25/35(2),(4)	929,430	150,289
Morgan Stanley Mortgage Loan Trust, Series 2006-10SL, Class A1, 0.601%, due 08/25/36(2)	2,286,605	514,486
Series 2006-14SL, Class A1, 0.631%, due 11/25/36(2)	1,738,605	420,076
New Century Home Equity Loan Trust, Series 2005-C, Class A2B, 0.641%, due 12/25/35(2)	177,508	174,326
Nomura Asset Acceptance Corp., Series 2006-S4, Class A1, 0.641%, due 08/25/36(2)	2,090,408	367,128
Peco Energy Transition Trust, Series 2000-A, Class A3, 7.625%, due 03/01/10	1,749,272	1,760,625

Security description	Face amount	Value
United States—(concluded)
Popular ABS Mortgage Pass-Through Trust, Series 2006-E, Class A1, 0.561%, due 01/25/37(2)	$75,670	$66,559
Renaissance Home Equity Loan Trust, Series 2006-4, Class AV1, 0.541%, due 01/25/37(2)	485,333	437,911
Series 2005-3, Class AF3, 4.814%, due 11/25/35(3)	94,088	86,837
Residential Asset Mortgage Products, Inc., Series 2006-RS5, Class A1, 0.541%, due 09/25/36(2)	21,094	20,557
Series 2006-RS4, Class A1, 0.551%, due 07/25/36(2)	14,630	14,490
Residential Asset Securities Corp., Series 2006-KS2, Class A3, 0.661%, due 03/25/35(2)	698,906	594,352
Series 2005-KS11, Class AI3, 0.671%, due 12/25/35(2)	127,148	113,671
SACO I Trust, Series 2006-3, Class A1, 0.651%, due 04/25/36(2)	2,750,726	471,707
Series 2006-5, Class 1A, 0.621%, due 04/25/36(2)	1,610,544	314,572
Series 2006-5, Class 2A1, 0.621%, due 05/25/36(2),(4)	3,106,192	562,087
Saxon Asset Securities Trust, Series 2005-3, Class A2C, 0.751%, due 11/25/35(2)	331,412	304,165
Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A1, 0.551%, due 01/25/37(2)	96,311	91,249
Series 2006-WF1, Class A1A, 0.571%, due 10/25/36(2)	21,441	21,075
Series 2006-OPT3, Class 2A2, 0.581%, due 06/25/36(2)	65,309	61,000
Series 2006-OPT2, Class A2, 0.591%, due 05/25/36(2)	1,024	1,011
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A2, 0.511%, due 09/25/36(2)	222,615	208,279
USAA Auto Owner Trust, Series 2005-4, Class A4, 4.890%, due 08/15/12	1,701,969	1,673,767
Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A2, 3.710%, due 04/20/11	1,675,000	1,649,663
Total asset-backed securities (cost $46,468,595)		27,814,545

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount		Value
Bonds—(continued)
Collateralized debt obligations—1.90%
Cayman Islands—0.36%
Avenue CLO Fund Ltd., Series 2006-4I, Class SUB, due 11/07/18(4),(5)		$2,625,000	$315,000
Series 2007-5I, Class SUB, due 04/25/19(4),(5)		2,200,000	264,000
Babson CLO Ltd., Series 2007-1A, Class INC, due 01/18/21(4),(5),(6)		1,500,000	195,000
Callidus Debt Partners Fund Ltd., Series 5A, Class INC, due 11/20/20(4),(5),(6)		2,000,000	260,000
Emerson Place CLO Ltd., Series 2006-1A, Class SUB, due 01/15/19(4),(5),(6)		2,750,000	385,000
FM Leveraged Capital Fund II, due 11/20/20(2),(4),(5),(6)		5,300,000	530,000
GSC Partners CDO Fund Ltd., Series 2007-8A, Class SUB, due 04/17/21(4),(5),(6)		1,500,000	210,000
GSC Partners CDO Fund V Ltd., due 11/20/16(2),(4),(5),(6)		650,000	71,500
Harbourview CLO VI Ltd., Series 6A, Class SUB, due 12/27/19(4),(5),(6)		1,200,000	216,000
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43(4),(6)		8,000,000	400,000
Logan CDO Ltd., Series III-A, Class E, 18.883%, due 07/05/57(2),(4),(6)		2,000,000	0
Total Cayman Islands collateralized debt obligations			2,846,500
Ireland—0.18%
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23(4),(5),(6)	EUR	2,000,000	528,219
Eurocredit CDO BV, Series VI-X, Class SUB, due 01/16/22(2),(4),(5)		4,500,000	902,003
Total Ireland collateralized debt obligations			1,430,222
Luxembourg—0.25%
Ashwell Rated SA, due 12/22/77(2),(4),(5),(6)	GBP	1,400,000	241,542
Ashwell SA, 6.625%, due 12/22/77(2),(6)		1,950,000	252,325
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22(4),(5),(6)	EUR	2,400,000	1,501,254
Total Luxembourg collateralized debt obligations			1,995,121

Security description	Face amount		Value
Netherlands—0.59%
Ares Euro CLO BV, Series 2007-1A, Class G1, 1.000%, due 05/15/24(2),(4),(6)	EUR	1,400,000	$428,135
Cadogan Square CLO BV, Series 3A, Class M, 12.640%, due 01/17/23(2),(4),(6)		2,000,000	611,622
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23(4),(6)		3,250,000	2,032,948
Harbourmaster CLO Ltd., Series 7A, Class C, due 09/22/22(4),(5),(6)		3,000,000	708,926
Highlander Euro CDO, Series 2006-2CA, Class F1, due 12/14/22(4),(5),(6)		3,000,000	375,314
Queen Street CLO, Series 2006-1A, Class F, due 04/15/23(4),(5),(6)		1,900,000	396,164
Total Netherlands collateralized debt obligations			4,553,109
United States—0.52%
Cent CDO Ltd., Series 2006-12A, Class INC, due 11/18/20(4),(5)		$2,000,000	200,000
GoldenTree Loan Opportunities III Ltd., Series 2007-3A, Class SUB, due 05/01/22(4),(5),(6)		2,600,000	520,000
OHA Park Avenue CLO Ltd., Series 2007-1A, Class SUB, due 03/14/22(4),(5),(6)		2,400,000	528,000
Regent's Park CDO BV, Series 1A, Class F, due 01/26/23(2),(4),(5),(6)		2,000,000	417,015
Shasta CLO I Ltd., due 04/20/21(2),(4),(5),(6)		6,000,000	2,400,000
Total United States collateralized debt obligations			4,065,015
Total collateralized debt obligations (cost $80,638,104)			14,889,967
Commercial mortgage-backed securities—1.30%
United States—1.30%
Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3, 4.128%, due 07/10/42		1,250,000	1,226,551
Banc of America Large Loan, Inc., Series 2005-MIB1, Class A2, 1.405%, due 03/15/22(2),(6)		2,000,000	1,505,189

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount	Value
Bonds—(continued)
Commercial mortgage-backed securities—(concluded)
United States—(concluded)
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A2, 4.945%, due 02/11/41	$1,194,611	$1,014,574
Greenwich Capital Commercial Funding Corp., Series 2006-RR1, Class A1, 5.778%, due 03/18/49(2),(6)	750,000	210,000
GS Alternative Mortgage Product II, Series 2006-CC1, Class A, 5.377%, due 03/21/46(2),(6)	365,026	109,508
Series 2007-GKK1, Class A1, 5.580%, due 12/20/49(2),(4),(6)	475,000	114,000
Series 2007-GG10, Class A4, 5.799%, due 08/10/45(2)	7,100,000	5,152,161
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class M3, 5.941%, due 03/25/36(2)	1,298,544	0
Wachovia Auto Loan Owner Trust, Series 2006-1, Class A3, 5.100%, due 07/20/11(6)	874,093	867,118
Total commercial mortgage-backed securities (cost $10,022,326)		10,199,101
Mortgage & agency debt securities—0.48%
United States—0.48%
Adjustable Rate Mortgage Trust, Series 2005-4, Class CB4, 5.228%, due 08/25/35(2),(6)	981,731	11,044
American Home Mortgage Investment Trust, Series 2006-3, Class 4A, 0.661%, due 11/25/35(2)	3,320,585	897,521
Banc of America Alternative Loan Trust, Series 2006-9, Class B2, 6.250%, due 01/25/37	865,499	30,379
Bear Stearns Alt-A Trust, Series 06-4, Class 3B2, 6.248%, due 07/25/36(2)	8,424,103	123,203
Citicorp Mortgage Securities, Inc., Series 2006-3, Class B1, 5.944%, due 06/25/36(2)	338,223	50,733
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class AV2, 0.711%, due 08/25/35(2)	217,270	182,533
Series 2006-AR6, Class 1B1, 6.059%, due 08/25/36(2)	3,984,025	120,636

Security description	Face amount	Value
United States—(continued)
Countrywide Alternative Loan Trust, Series 2006-45T1, Class M1, 6.000%, due 02/25/37	$640,539	$31,678
Series 2006-26CB, Class M1, 6.500%, due 09/25/36	1,224,814	65,722
Credit Suisse Mortgage Capital Certificates, Series 2006-4, Class CB1, 5.757%, due 05/25/36(2)	700,278	15,756
Series 2006-7, Class B1, 6.292%, due 08/25/36(2)	740,769	18,519
GSR Mortgage Loan Trust, Series 2006-5F, Class B1, 6.196%, due 06/25/36(2)	971,353	97,135
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A, 0.821%, due 06/19/35(2)	290,682	133,708
IndyMac INDA Mortgage Loan Trust, Series 2007-AR1, Class B1, 5.807%, due 03/25/37(2)	448,099	17,924
IndyMac INDX Mortgage Loan Trust, Series 2006-AR19, Class 1B2, 6.151%, due 08/25/36(2)	2,078,013	2,598
Series 2006-AR25, Class B1, 6.173%, due 09/25/36(2)	2,583,324	161,946
Residential Accredit Loans, Inc., Series 2005-QA10, Class M3, 5.622%, due 09/25/35(2)	979,676	19,594
Series 2006-QS5, Class M1, 6.000%, due 05/25/36	1,944,679	77,787
Residential Funding Mortgage Securities I, Series 2006-SA4, Class M1, 6.128%, due 11/25/36(2)	1,894,198	14,206
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 5.343%, due 04/25/35(2)	1,688,224	150,973
Series 2007-1, Class B1II, 6.286%, due 02/25/37(2)	2,011,432	237,409
Series 2006-7, Class B1II, 6.431%, due 08/25/36(2)	2,493,107	464,018
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class LB1, 5.618%, due 12/25/36(2)	474,426	91,497
Series 2006-AR16, Class 3B1, 5.690%, due 12/25/36(2)	1,297,926	97,318
Series 2007-HY1, Class 3B1, 5.881%, due 02/25/37(2)	1,757,441	295,118

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount		Value
Bonds—(concluded)
Mortgage & agency debt securities—(concluded)
United States—(concluded)
Wells Fargo Mortgage Backed Securities Trust, Series 2006-18, Class B1, 6.000%, due 12/26/36		$1,278,705	$314,541
Series 2007-3, Class CRB1, 6.000%, due 04/25/37		543,204	38,567
Series 2006-AR12, Class 2B1, 6.099%, due 09/25/36(2)		373,409	17,737
Total mortgage & agency debt securities (cost $7,561,283)			3,779,800
Total bonds (cost $160,012,339)			65,120,556
	Units
Investment company—1.89%
UBS Opportunistic Emerging Markets Debt Relationship Fund*(7) (cost $19,044,787)		1,717,436	14,824,219
	Number of rights
Rights—0.01%
Singapore—0.01%
DBS Group Holdings Ltd., expires 01/20/09*		20,500	44,491
United Kingdom—0.0%
HBOS ORD Rights expires 01/09/09*		1,866,837	0
Lloyds TSB Group expires 01/09/09*		67,768	0
Total rights (cost $0)			44,491
	Face amount
Short-term investments—16.54%
Certificates of deposit—1.12%
Royal Bank of Scotland PLC, 5.97%, due 01/20/09 (cost $15,662,447)	GBP	7,950,000	8,795,884

Security description	Units	Value
Investment company—15.42%
UBS Cash Management Prime Relationship Fund, 1.53%(7),(8) (cost $120,972,700)	120,972,700	$120,972,700
Total short-term investments (cost $136,635,147)		129,768,584
	Number of contracts
Options purchased—1.33%
Call options—1.33%
3 Month Euro Euribor Interest Rate Futures, strike @ EUR 96.75, expires September 2009*	1,253	5,573,545
3 Month Euro Euribor Interest Rate Futures, strike @ EUR 97.00, expires December 2009*	1,600	4,892,976
Total options purchased (cost $1,358,487)		10,466,521
	Shares
Investment of cash collateral from securities loaned—0.52%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 1.54%(7),(8) (cost $4,080,373)	4,080,373	4,080,373
Total investments before investments sold short—96.56% (cost $993,087,458)		757,675,866
Investments sold short—(24.67)%
Common stocks—(24.67)%
United States—(24.67)%
Abbott Laboratories	(65,100)	(3,474,387)
Adobe Systems, Inc.	(54,600)	(1,162,434)
Advanced Micro Devices	(354,200)	(765,072)
Allegheny Energy, Inc.	(28,400)	(961,624)
Alliant Energy Corp.	(136,000)	(3,968,480)
Altera Corp.	(86,700)	(1,448,757)
Altria Group, Inc.	(58,100)	(874,986)
Amedisys, Inc.	(49,100)	(2,029,794)
American Water Works Co., Inc.	(68,400)	(1,428,192)
AMR Corp.	(101,900)	(1,087,273)
Applied Materials, Inc.	(163,800)	(1,659,294)
Autozone, Inc.	(14,900)	(2,078,103)
Best Buy Co., Inc.	(63,500)	(1,784,985)
BioMarin Pharmaceutical, Inc.	(52,000)	(925,600)
BMC Software, Inc.	(163,200)	(4,391,712)
Bristol-Myers Squibb Co.	(97,200)	(2,259,900)
Brown-Forman Corp., Class B	(57,400)	(2,955,526)

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(continued)
C.H. Robinson Worldwide, Inc.	(90,000)	$(4,952,700)
Campbell Soup Co.	(55,800)	(1,674,558)
Caterpillar Inc.	(45,900)	(2,050,353)
Celgene Corp.	(22,500)	(1,243,800)
CenterPoint Energy Inc.	(42,900)	(541,398)
CenturyTel, Inc.	(44,900)	(1,227,117)
Chevron Corp.	(34,700)	(2,566,759)
Chubb Corp.	(35,300)	(1,800,300)
Cisco Systems, Inc.	(103,800)	(1,691,940)
Clorox Co./The	(59,700)	(3,316,932)
CME Group, Inc.	(4,500)	(936,495)
Colgate-Palmolive Co.	(33,700)	(2,309,798)
CONSOL Energy, Inc.	(22,100)	(631,618)
Consolidated Edison, Inc.	(78,400)	(3,052,112)
Continental Airlines, Inc., Class B	(57,500)	(1,038,450)
CSX Corp.	(46,200)	(1,500,114)
Cummins, Inc.	(79,000)	(2,111,670)
Deere & Co.	(49,500)	(1,896,840)
Delta Air Lines, Inc.	(41,400)	(474,444)
Devon Energy Corp.	(49,400)	(3,246,074)
DISH Network Corp., Class A	(71,200)	(789,608)
Dreamworks Animation SKG, Inc., Class A	(72,300)	(1,826,298)
Du Pont (E.I.) de Nemours and Co.	(20,100)	(508,530)
Eastman Kodak Co.	(31,400)	(206,612)
Electronics Arts Inc.	(114,700)	(1,839,788)
Eli Lilly & Co.	(94,400)	(3,801,488)
Emerson Electric Co.	(47,000)	(1,720,670)
Equitable Resources, Inc.	(91,500)	(3,069,825)
Expeditors International Washington, Inc.	(124,700)	(4,148,769)
Express Scripts, Inc.	(10,000)	(549,800)
Exxon Mobil Corp.	(56,500)	(4,510,395)
Flowers Foods, Inc.	(61,500)	(1,498,140)
Forest Laboratories, Inc.	(129,300)	(3,293,271)
GameStop Corp., Class A	(42,200)	(914,052)
Gannett Co., Inc.	(63,800)	(510,400)
Gap (The), Inc.	(119,800)	(1,604,122)
General Mills, Inc.	(10,200)	(619,650)
Gilead Sciences, Inc.	(35,700)	(1,825,698)
Goodrich Corp.	(55,200)	(2,043,504)
Hasbro, Inc.	(34,100)	(994,697)
Hershey Co./The	(58,200)	(2,021,868)
Honeywell International, Inc.	(31,300)	(1,027,579)
Hormell Foods Corp.	(21,700)	(674,436)
International Business Machines Corp.(IBM)	(32,500)	(2,735,200)
Intuitive Surgical, Inc.	(6,000)	(761,940)
ITT Industries, Inc.	(49,800)	(2,290,302)
Kellogg Co.	(36,800)	(1,613,680)
Lincoln National Corp.	(85,700)	(1,614,588)
Lockheed Martin Corp.	(24,600)	(2,068,368)

Security description	Shares	Value
United States—(concluded)
McDonald's Corp.	(43,400)	$(2,699,046)
Mettler-Toledo International, Inc.	(28,700)	(1,934,380)
Molson Coors Brewing Co., Class B	(15,600)	(763,152)
NIKE, Inc., Class B	(33,800)	(1,723,800)
Novell, Inc.	(246,300)	(958,107)
Novellus Systems, Inc.	(92,600)	(1,142,684)
NSTAR	(85,300)	(3,112,597)
Occidental Petroleum Corp.	(17,100)	(1,025,829)
O'Reilly Automotive, Inc.	(26,600)	(817,684)
Parker Hannifin Corp.	(34,600)	(1,471,884)
Paychex, Inc.	(17,300)	(454,644)
Pfizer, Inc.	(97,600)	(1,728,496)
PNC Financial Services Group Inc .	(32,100)	(1,572,900)
Prudential Financial, Inc.	(39,300)	(1,189,218)
Public Service Enterprise Group, Inc.	(32,900)	(959,693)
QLogic Corp.	(99,500)	(1,337,280)
Raytheon Co.	(41,700)	(2,128,368)
Regions Financial Corp.	(138,800)	(1,104,848)
Rockwell Automation, Inc.	(40,900)	(1,318,616)
Safeway, Inc.	(22,100)	(525,317)
Schlumberger Ltd.	(23,400)	(990,522)
Sherwin-Williams Co.	(15,600)	(932,100)
Southern Co.	(91,000)	(3,367,000)
Spectra Energy Corp.	(60,600)	(953,844)
St. Jude Medical, Inc.	(21,300)	(702,048)
Stanley Works	(34,000)	(1,159,400)
Stryker Corp.	(68,800)	(2,748,560)
Synopsys, Inc.	(24,200)	(448,184)
Tellabs, Inc.	(132,400)	(545,488)
Texas Instruments, Inc.	(55,500)	(861,360)
The Charles Schwab Corp.	(92,900)	(1,502,193)
Tiffany & Co.	(38,400)	(907,392)
Time Warner, Inc.	(79,300)	(797,758)
TJX Cos., Inc.	(15,600)	(320,892)
Travelers Cos., Inc.	(71,500)	(3,231,800)
UAL Corp.	(27,800)	(306,356)
Union Pacific Corp.	(29,800)	(1,424,440)
US Bancorp	(91,900)	(2,298,419)
Verizon Communications, Inc.	(47,200)	(1,600,080)
Visa, Inc., Class A	(23,500)	(1,232,575)
Walgreen Co.	(121,400)	(2,994,938)
Wal-Mart Stores, Inc.	(48,600)	(2,724,516)
Watson Pharmaceuticals, Inc.	(82,800)	(2,199,996)
Western Union Co.	(127,900)	(1,834,086)
WW Grainger, Inc.	(48,200)	(3,800,088)
Xcel Energy, Inc.	(71,300)	(1,322,615)
Xerox Corp.	(80,300)	(639,991)
Yum! Brands, Inc.	(37,800)	(1,190,700)
Total investments sold short (proceeds $201,364,580)		(193,608,753)

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Value
Total investments, net of investments sold short—71.89%	$564,067,113
Cash and other assets, less liabilities—28.11%	220,589,860
Net assets—100.00%	$784,656,973

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $993,087,458; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$20,833,124
Gross unrealized depreciation	(256,244,716)
Net unrealized depreciation	$(235,411,592)

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at December 31, 2008.

(2)  Floating rate security—The interest rates shown are the current rates as of December 31, 2008.

(3)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.

(4)  Security is illiquid. At December 31, 2008, the value of these securities amounted to $15,464,018 or 1.97% of net assets.

(5)  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuers of this security.

(6)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $16,206,315 or 2.06% of net assets.

(7)  Investment in affiliated mutual fund.

(8)  The rate shown reflects the yield at December 31, 2008.

ABS  Asset-backed securities

ADR  American depositary receipt

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

CVA  Dutch certification—depository certificate

GS  Goldman Sachs

GSAMP  Goldman Sachs Mortgage Securities Corp.

GSR  Goldman Sachs Residential

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  Real estate investment trust

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/08 Market value	12/31/08 Market value as a percentage of net assets
Ares Euro CLO BV, Series 2007-1A, Class G1, 1.000%, due 05/15/24	03/26/07	$1,400,000	0.18%	$428,135	0.05%
Ashwell Rated SA, due 12/22/77	01/29/07	1,290,100	0.16	241,542	0.03
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23	10/19/06	2,000,000	0.25	528,219	0.07
Babson CLO Ltd., Series 2007-1A, Class INC, due 01/18/21	02/02/07	1,425,000	0.18	195,000	0.02
Cadogan Square CLO BV, Series 3A, Class M, 12.640%, due 01/17/23	12/01/06	1,900,000	0.24	611,622	0.08
Callidus Debt Partners Fund Ltd., Series 5A, Class INC, due 11/20/20	11/01/06	1,900,000	0.24	260,000	0.03
Emerson Place CLO Ltd., Series 2006-1A, Class SUB, due 01/15/19	11/03/06	2,447,500	0.31	385,000	0.05
FM Leveraged Capital Fund II, due 11/20/20	10/31/06	5,300,000	0.68	530,000	0.07
GoldenTree Loan Opportunities III Ltd., Series 2007-3A, Class SUB, due 05/01/22	02/27/07	2,600,000	0.33	520,000	0.07
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23	12/15/06	3,217,500	0.41	2,032,948	0.27
GS Alternative Mortgage Product II, Series 2007-GKK1, Class A1, 5.580%, due 12/20/49	05/02/08	259,469	0.03	114,000	0.01
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22	12/01/06	2,400,000	0.31	1,501,254	0.19
GSC Partners CDO Fund Ltd., Series 2007-8A, Class SUB, due 04/17/21	02/28/07	1,393,350	0.18	210,000	0.03
GSC Partners CDO Fund V Ltd., due 11/20/16	02/07/07	598,000	0.08	71,500	0.01
Harbourmaster CLO Ltd., Series 7A, Class C, due 09/22/22	10/31/06	2,850,000	0.36	708,926	0.09
Harbourview CLO VI Ltd., Series 6A, Class SUB, due 12/27/19	10/20/06	1,128,000	0.14	216,000	0.03
Highlander Euro CDO, Series 2006-2CA, Class F1, due 12/14/22	11/28/06	2,910,000	0.37	375,314	0.05
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43	11/03/06	8,138,056	1.04	400,000	0.05

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Restricted securities—(concluded)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/08 Market value	12/31/08 Market value as a percentage of net assets
Logan CDO Ltd., Series III-A, Class E, 18.883%, due 07/05/57	06/08/07	$2,000,000	0.25%	$0	0.00%
Merrill Lynch Mortgage Investors, Inc., Series 2004-SL2, Class B4, 7.596%, due 06/25/35	06/13/08	16,846	0.00	150,289	0.02
OHA Park Avenue CLO Ltd., Series 2007-1A, Class SUB, due 03/14/22	02/26/07	2,400,000	0.31	528,000	0.07
Queen Street CLO, Series 2006-1A, Class F, due 04/15/23	12/12/06	1,900,000	0.24	396,164	0.05
Regent's Park CDO BV, Series 1A, Class F, due 01/26/23	09/25/06	2,000,000	0.25	417,015	0.05
Shasta CLO I Ltd., due 04/20/21	12/20/06	5,700,000	0.73	2,400,000	0.30
		$57,173,821	7.29%	$13,220,928	1.69%

Forward foreign currency contracts

UBS Dynamic Alpha Fund had the following open forward foreign currency contracts as of December 31, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	52,865,000	USD	33,387,572	06/02/09	$(3,073,183)
Canadian Dollar	81,310,000	USD	63,705,596	06/02/09	(2,263,553)
Euro	5,750,000	SEK	62,215,000	04/07/09	(108,875)
Euro	212,475,000	USD	267,803,490	06/02/09	(26,314,083)
Euro	1,245,000	USD	1,771,542	06/02/09	48,156
Great Britain Pound	66,440,000	USD	99,584,051	06/02/09	4,229,881
Japanese Yen	1,579,100,000	USD	16,793,577	06/02/09	(685,955)
Latvian Lat	18,280,000	EUR	25,261,180	04/07/09	(218,411)
Malaysian Ringgit	36,246,000	USD	10,360,440	03/04/09	(97,530)
New Taiwan Dollar	1,167,600,000	USD	34,981,993	03/04/09	(695,341)
New Taiwan Dollar	408,600,000	USD	12,543,361	03/04/09	58,128
Polish Zloty	38,905,000	USD	12,694,036	06/02/09	(271,054)
Saudi Arabian Riyal	111,850,000	USD	29,617,371	04/22/09	(161,528)
Swedish Krona	265,520,000	USD	32,875,883	06/02/09	(720,408)
Swedish Krona	84,720,000	USD	11,011,034	06/02/09	291,398
Swiss Franc	9,380,000	USD	8,988,118	06/02/09	150,856
United States Dollar	11,655,583	AUD	16,950,000	06/02/09	34,757
United States Dollar	16,923,161	CAD	21,575,000	06/02/09	581,258
United States Dollar	16,922,632	CHF	20,495,000	06/02/09	2,386,502
United States Dollar	105,201,165	EUR	79,960,000	06/02/09	5,483,110
United States Dollar	8,964,428	EUR	6,300,000	06/02/09	(243,681)
United States Dollar	78,696,578	GBP	52,235,000	06/02/09	(3,729,312)
United States Dollar	2,070,173	JPY	184,500,000	06/02/09	(27,887)
United States Dollar	12,095,665	KRW	16,184,000,000	03/04/09	794,308
United States Dollar	19,699,914	LVL	9,125,000	04/07/09	(2,113,774)
United States Dollar	9,674,311	LVL	5,020,000	04/07/09	475
United States Dollar	26,246,876	MYR	94,515,000	03/04/09	1,023,308

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
United States Dollar	13,086,548	PLN	38,905,000	06/02/09	$(121,458)
United States Dollar	29,906,417	SAR	111,850,000	04/22/09	(127,519)
United States Dollar	111,163,989	SEK	906,320,000	06/02/09	3,512,837
United States Dollar	9,055,674	SGD	13,785,000	06/02/09	496,627
United States Dollar	75,232,292	TWD	2,469,500,000	03/04/09	226,063
Net unrealized depreciation on forward foreign currency contracts					$(21,655,888)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  Korean Won

LVL  Latvian Lat

MYR  Malaysian Ringgit

PLN  Polish Zloty

SAR  Saudi Arabian Riyal

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

Futures contracts

UBS Dynamic Alpha Fund had the following open futures contracts as of December 31, 2008:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
10 Year US Treasury Notes, 998 contracts (USD)	March 2009	$118,496,065	$125,498,500	$7,002,435
US treasury futures sell contracts:
2 Year US Treasury Notes, 1,326 contracts (USD)	March 2009	(286,285,674)	(289,150,875)	(2,865,201)
5 Year US Treasury Notes, 879 contracts (USD)	March 2009	(101,378,573)	(104,649,070)	(3,270,497)
10 Year US Treasury Notes, 693 contracts (USD)	March 2009	(83,018,625)	(87,144,750)	(4,126,125)
Index futures buy contracts:
Amsterdam Exchanges Index, 1,239 contracts (EUR)	January 2009	84,839,325	85,919,907	1,080,582
CAC 40 Index, 101 contracts (EUR)	January 2009	4,549,300	4,560,189	10,889
Dow Jones EURO STOXX 50 Index, 639 contracts (EUR)	March 2009	21,649,247	22,094,616	445,369
FTSE 100 Index, 675 contracts (GBP)	March 2009	41,323,749	42,972,308	1,648,559
IBEX 35 Index, 64 contracts (EUR)	January 2009	8,155,911	8,266,481	110,570
MSCI Taiwan Index, 996 contracts (USD)	January 2009	17,584,858	17,518,571	(66,287)
NIKKEI 225 Index, 409 contracts (JPY)	March 2009	37,733,724	40,753,868	3,020,144
S&P 500 Index, 793 contracts (USD)	March 2009	173,668,011	178,444,825	4,776,814
S&P MIB Index, 209 contracts (EUR)	March 2009	28,156,841	28,703,146	546,305

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Futures contracts—(concluded)

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures sell contracts:
DAX Index, 130 contracts (EUR)	March 2009	$(21,096,388)	$(22,305,474)	$(1,209,086)
FTSE/JSE Top 40 Index, 910 contracts (ZAR)	March 2009	(19,446,389)	(19,737,813)	(291,424)
Hang Seng Stock Index, 131 contracts (HKD)	January 2009	(12,822,605)	(12,288,382)	534,223
MSCI Singapore Index, 240 contracts (SGD)	January 2009	(7,310,648)	(7,354,008)	(43,360)
OMXS 30 Index , 892 contracts (SEK)	January 2009	(7,500,971)	(7,570,739)	(69,768)
S&P MidCap 400 Index, 1,596 contracts (USD)	March 2009	(79,937,595)	(85,737,120)	(5,799,525)
S&P Toronto Stock Exchange 60 Index, 954 contracts (CAD)	March 2009	(79,367,571)	(83,445,055)	(4,077,484)
SPI 200 Index, 653 contracts (AUD)	March 2009	(39,926,967)	(42,881,686)	(2,954,719)
Interest rate futures buy contracts:
3 Month Euribor Futures, 202 contracts (EUR)	June 2011	67,090,333	67,884,517	794,184
90 Day Euro Futures, 160 contracts (USD)	January 2009	39,308,000	39,502,000	194,000
90 Day Sterling Futures, 91 contracts (GBP)	March 2011	15,522,276	15,796,721	274,445
Australian 10 Year Bond, 943 contracts (AUD)	March 2009	74,568,032	76,525,845	1,957,813
Euro-Bund, 672 contracts (EUR)	March 2009	116,038,421	116,614,742	576,321
Interest rate futures sell contracts:
3 Month Euribor Futures, 129 contracts (EUR)	December 2009	(43,755,211)	(43,822,699)	(67,488)
3 Month Euribor Futures, 202 contracts (EUR)	September 2011	(67,072,221)	(67,821,339)	(749,118)
90 Day Sterling Futures, 28 contracts (GBP)	June 2011	(4,774,754)	(4,856,000)	(81,246)
90 Day Sterling Futures, 63 contracts (GBP)	September 2011	(10,744,831)	(10,918,642)	(173,811)
Canadian 10 Year Bond, 631 contracts (CAD)	March 2009	(60,851,731)	(64,791,867)	(3,940,136)
Japanese 10 Year Bond, 105 contracts (JPY)	March 2009	(161,295,916)	(162,301,158)	(1,005,242)
Long Gilt, 567 contracts (GBP)	March 2009	(94,369,781)	(100,653,269)	(6,283,488)
30 Day Fed Fund Futures, 96 contracts (USD)	January 2009	(39,700,626)	(39,927,194)	(226,568)
Net unrealized depreciation on futures contracts				$(14,327,920)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

ZAR  South African Rand

Options written

UBS Dynamic Alpha Fund had the following open options written as of December 31, 2008:

	Expiration date	Premiums received	Value
Put options
90 Day Euro-Dollar Interest Rate Futures, 681 contracts, strike @ USD 96.50	June 2009	$264,567	$17,025

Currency type abbreviation:

USD  United States Dollar

See accompanying notes to financial statements

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2008, Class A shares of UBS Global Allocation Fund (the "Fund") declined 30.15% (Class A shares declined 33.98% after the deduction of the maximum sales charge), while Class Y shares declined 29.97%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), declined 22.16% over the same time period.

For comparison purposes, the MSCI World Free Index (net) declined 33.71%. The Russell 3000 Index declined 29.52%, and the Citigroup World Government Bond Index (WGBI)SM returned 5.59% over the same period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 28; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's underperformance was due primarily to market allocation and security selection. Currency positioning was positive for the reporting period.

Portfolio performance summary

What worked

•  The Fund's currency strategy contributed positively to performance. The Fund maintained an anti-carry trade position, emphasizing lower-risk currencies at the expense of high-volatility currencies. (A carry trade is a strategy in which an investor sells a currency with a relatively low interest rate, and uses the funds to purchase a different currency yielding a higher interest rate.) While this positioning had detracted from performance in 2007, our research indicated investors' yield-seeking behavior was causing a significant valuation distortion in favor of high-yielding currencies and against low-yielding currencies. We held firm, with the expectation that the carry trade would unwind at some point. When it reversed, the Fund's positioning produced some of the largest contributions to Fund performance over the period.

•  The Fund was allocated to lower-yielding, "safe-haven" currencies, such as the Japanese yen, Swiss franc and Swedish krona. Conversely, our strategy underweighted high-yielding currencies, like the euro, British pound, Australian dollar and Canadian dollar, which our research indicated were overvalued. This left the Fund well-positioned during the turbulence of the credit crisis, when sentiment worsened and investors sought to reduce their riskier asset positions. The result was a rapid and sharp unwinding of carry trade positions.

•  In addition, the Fund held an overweight position in the US dollar, which had weakened and, as a result, we viewed as deeply undervalued. The Fund benefited when the US dollar rebounded during the period, and investors moved into currencies considered "safe havens."

•  Between September and November, the Fund's currency exposures made large gains. As valuations returned to normal levels, the Fund's currency risks were progressively cut back. By the end of December, the Fund's forward-looking currency strategy risk was below long-term expectations due to what we viewed as a shrunken opportunity set.

•  An underweight to commodity-driven equity markets produced positive returns for the period. These positions had detracted from Fund returns in 2007 and the first half of 2008 as commodity prices soared and these markets followed. In keeping with our valuation discipline, which viewed commodities as overvalued, the Fund maintained its underweight. As commodity prices collapsed worldwide during the reporting period, our strategy was rewarded.

UBS Global Allocation Fund

•  In particular, the Fund maintained reduced exposure to the stock markets of Australia and Canada, which are commodity-driven markets, as well as to emerging markets countries—all of which declined significantly throughout the reporting period.

•  The Fund successfully underweighted emerging markets debt, which we viewed as overvalued. Spreads in this asset class were tight by historical standards, and, in our view, did not offer adequate compensation for the inherent risk in the sector. This positioning was rewarded as spreads widened during the credit crisis.

What didn't work

•  Several key asset allocation decisions detracted from performance for the period. Most notable was the Fund's substantial overweight to developed market equities.

•  The significant financial and economic turmoil that began in the late summer accelerated drastically in September, October and November. As it did, the credit crunch morphed into a severe liquidity crisis. Although the economy may continue to suffer in the near term, world equity markets are pricing in an extremely negative outlook for the long term that we believe is too pessimistic. On a valuation basis, we believe the opportunities today are unprecedented. As a result of the extreme selloff in the global equity markets, our research indicates that equities have never been as undervalued as they are now, particularly in relation to other asset classes.

  In particular, the Fund was overweight to US equities. During the period, according to our models, the US equity market moved to 49% below fair value, a level we have not witnessed during the 27 years we have been managing multi-asset portfolios. In response, we increased the Fund's US equity allocation to an aggressive overweight versus the benchmark.

•  Within US Equities, the Fund was underweight to consumer staples, which negatively impacted relative returns.

•  The consumer staples sector outperformed the market as a whole during the six months, another example of the strength of defensive sectors. As investors have gravitated toward this perceived safe haven, we believe the prices they are willing to pay are too high relative to the mispricings now found in other sectors. We continue to underweight the sector in favor of what we view as more attractive opportunities elsewhere.

•  Also within US Equities, stock selection in consumer discretionary detracted from results.

•  Positioning within consumer discretionary had a negative impact on results as overweights to media, auto parts and leisure detracted. In each case, we believe the companies owned in the Fund have the strength to make it through this particularly challenging time for the economy. Our research indicates that certain securities within the sector are worth meaningfully more than investors are currently paying. However, as investors focused on the current and near-term issues facing the consumer, they tended to sell these names in favor of areas of the market perceived to be safer havens.

•  An underweight to global sovereign bonds also generated negative results.

•  Investor anxiety reached panic proportions as credit markets seized up, notable financial institutions fell, and some money market funds lost value. This translated into a massive flight to quality as

UBS Global Allocation Fund

investors moved into "safe haven" assets and away from comparatively riskier asset classes. Although government bonds was the sole asset class to remain unaffected by market turbulence, our valuation models registered significant overvaluation of most sovereign bond markets.

•  Throughout most of the reporting period, the Fund was underweight government bond markets. This detracted from results as bond yields declined following a flight to quality. As news about a weakening global economy caused sovereign bonds to advance during the period, the Fund's position was hurt.

•  The Fund's overweight position in high yield bonds underperformed during the period.

•  High yield bond performance tends to correlate closely with the performance of equity markets. As the Fund's exposure to equities increased, so did its position in noninvestment grade credit. Our research pointed to attractive valuations in the sector. However, high yield bonds posted a negative return as we witnessed substantial spread widening in the midst of the crisis.

•  Throughout the credit crisis, we have seen credit markets being driven not so much by credit fundamentals as by liquidity pressures. Spreads in these segments of the fixed income markets are at elevated levels, providing, in our view, attractive fundamental valuations. Additionally, at these spread levels, we believe that the potential for a marked increase in defaults or credit risk has been more than amply priced in, making these valuations even more attractive. Thus, we tactically added to the Fund's high yield debt positioning during the reporting period.

•  Issue selection within the Fund's fixed income components was a driving force behind underperformance.

•  The Fund's positions in nonagency mortgage-backed securities suffered in the wake of the deteriorating real estate market and the seizing up of the credit markets.

•  An overweight allocation to the credit sectors—particularly US investment grade credit—hampered returns as well. We believe this sector has become more attractive as spreads have widened.

•  The Fund's duration remains somewhat below that of the benchmark, reflecting our belief that yields remain significantly below fair value due to the flight to quality.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

To receive monthly strategy updates on UBS Global Allocation Fund, please contact your financial advisor.

UBS Global Allocation Fund

Average annual total return (unaudited)

		6 months ended 12/31/08	1 year ended 12/31/08	5 years ended 12/31/08	10 years ended 12/31/08	Inception(1) to 12/31/08
Before deducting	Class A(2)	-30.15%	-36.13%	-1.62%	2.24%	2.79%
maximum sales charge	Class B(3)	-30.39	-36.60	-2.40	N/A	1.36
	Class C(4)	-30.39	-36.63	-2.38	N/A	1.43
	Class Y(5)	-29.97	-35.88	-1.34	2.50	5.65
After deducting maximum	Class A(2)	-33.98	-39.64	-2.74	1.66	2.28
sales charge	Class B(3)	-33.32	-39.27	-2.67	N/A	1.36
	Class C(4)	-30.97	-37.16	-2.38	N/A	1.43
Russell 3000 Index(6)		-29.52	-37.31	-1.95	-0.80	7.03
MSCI World Free Index (net)(7)		-33.71	-40.71	-0.51	-0.65	5.37
Citigroup World Government Bond Index (WGBI)SM(8)		5.59	10.89	6.05	5.90	6.63
GSMI Mutual Fund Index(9)		-22.16	-26.87	1.86	2.59	6.74

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.11% and 1.11%; Class B—1.93% and 1.93%; Class C—1.91% and 1.91%; Class Y—0.84% and 0.84%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

(1)  Inception date of UBS Global Allocation Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 12/13/01 and 11/22/01, respectively. Inception date of Class Y shares and, for purposes of this illustration, the indices, is 08/31/92.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 3000 Index represents a broad US equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(7)  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. The dividend is reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

(8)  The Citigroup World Government Bond Index (WGBI)SM is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The index includes the 23 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(9)  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed currently as follows: 40% Russell 3000 Index, 22% MSCI World ex USA Index, 21% Citigroup Broad Investment Grade Index, 9% Citigroup Non-US World Government Bond Index, 2% JPMorgan Emerging Markets Bond Index Global (EMBI Global), 3% MSCI Emerging Markets Index (net) and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the Merrill Lynch US High Yield Cash Pay Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Allocation Fund

Top ten equity holdings (unaudited)(1)

As of December 31, 2008

Percentage of net assets
Intel Corp.	1.2%
General Electric Co.	1.0
Comcast Corp., Class A	1.0
Wells Fargo & Co.	0.9
Allergan, Inc.	0.9
Genzyme Corp.	0.8
Microsoft Corp.	0.8
Exelon Corp.	0.8
Vodafone Group PLC	0.8
Novartis AG	0.8
Total	9.0%

Top ten long-term fixed income

holdings (unaudited)(1)

As of December 31, 2008

Percentage of net assets
US Treasury Notes, 3.750%, due 11/15/18	0.9%
US Treasury Notes, 2.000%, due 11/30/13	0.5
Federal National Mortgage Association Pools, #990740, 6.000%, due 09/01/38	0.5
Federal Home Loan Mortgage Corp. Gold Pools, #G04121, 5.500%, due 04/01/38	0.5
US Treasury Bonds, 4.500%, due 05/15/38	0.5
Federal National Mortgage Association Pools, #835227, 5.000%, due 08/01/20	0.5
US Treasury Inflation Indexed Note (TIPS), 2.000%, due 01/15/16	0.4
US Treasury Notes, 1.250%, due 11/30/10	0.4
Federal National Mortgage Association Pools, #948631, 6.000%, due 08/01/37	0.4
Federal Home Loan Mortgage Corp. Gold Pools, #G04567, 5.500%, due 07/01/38	0.4
Total	5.0%

Country exposure, top five (unaudited)(2)

As of December 31, 2008

Percentage of net assets
United States 48.3% Japan	4.9
United Kingdom	4.6
Switzerland	3.1
Germany	2.4
Total	63.3%

(1)  Figures represent the direct investments of the UBS Global Allocation Fund. Figures could be different if a breakdown of the underlying investment companies was included.

(2)  Figures represent the direct investments of the UBS Global Allocation Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States: 63.4%, Japan: 4.9%, United Kingdom: 4.7%, Switzerland: 3.1%, Germany: 2.4%.

UBS Global Allocation Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of December 31, 2008

Common stocks
Aerospace & defense	0.47%
Air freight & logistics	0.92
Airlines	0.40
Auto components	0.82
Automobiles	0.64
Beverages	1.08
Biotechnology	1.52
Building products	0.21
Capital markets	1.82
Chemicals	1.21
Commercial banks	4.86
Communications equipment	0.81
Computers & peripherals	1.02
Construction & engineering	0.06
Construction materials	0.28
Consumer finance	0.44
Diversified financial services	0.47
Diversified telecommunication services	1.31
Electric utilities	1.81
Energy equipment & services	1.18
Food & staples retailing	1.08
Food products	0.94
Health care equipment & supplies	1.88
Health care providers & services	1.03
Hotels, restaurants & leisure	1.29
Household durables	0.34
Household products	0.78
Independent power producers & energy traders	0.06
Industrial conglomerates	1.46
Insurance	3.52
Internet & catalog retail	0.13
Internet software & services	0.23
IT services	0.55
Life sciences tools & services	0.50
Machinery	2.13
Media	2.71
Metals & mining	0.48
Multiline retail	0.67
Multi-utilities	0.88
Office electronics	0.43
Oil, gas & consumable fuels	4.99
Pharmaceuticals	3.27
Professional services	0.27%
Real estate management & development	0.47
Road & rail	1.13
Semiconductors & semiconductor equipment	2.54
Software	2.15
Specialty retail	0.61
Textiles, apparel & luxury goods	0.22
Tobacco	0.84
Trading companies & distributors	0.73
Wireless telecommunication services	1.41
Total common stocks	61.05
Bonds Corporate bonds
Banks	0.09
Commercial banks	0.34
Commercial services	0.03
Diversified financial services	0.08
Wireless telecommunication services	0.03
Total corporate bonds	0.57
Asset-backed securities	0.45
Collateralized debt obligation	0.10
Commercial mortgage-backed securities	1.01
Mortgage & agency debt securities	6.01
Stripped mortgage-backed securities	0.04
US government obligations	3.09
Non US government obligations	0.70
Sovereign/supranational bond	0.19
Total bonds	12.16
Investment companies
UBS Corporate Bond Relationship Fund	3.32
UBS Emerging Markets Equity Relationship Fund	4.78
UBS High Yield Relationship Fund	8.08
UBS Small-Cap Equity Relationship Fund	4.27
UBS U.S. Securitized Mortgage Relationship Fund	2.58
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.21
Total investment companies	23.24
Short-term investment	0.37
Investment of cash collateral from securities loaned	1.72
Total investments	98.54
Cash and other assets, less liabilities	1.46
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS Global Allocation Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—61.05%
Australia—0.64%
BHP Billiton Ltd.	120,971	$2,547,810
National Australia Bank Ltd.	208,839	3,061,643
Orica Ltd.	301,984	2,964,937
Qantas Airways Ltd.	1,993,758	3,676,387
Total Australia common stocks		12,250,777
Austria—0.39%
Telekom Austria AG	514,119	7,431,115
Canada—1.45%
Canadian National Railway Co.	153,700	5,575,282
EnCana Corp.	148,400	6,847,196
Manulife Financial Corp.	159,700	2,690,774
Toronto-Dominion Bank	157,100	5,529,360
TransCanada Corp.(1)	275,900	7,413,206
Total Canada common stocks		28,055,818
Cayman Islands—0.16%
Seagate Technology	693,400	3,071,762
Finland—0.38%
Nokia Oyj	476,731	7,390,731
France—2.04%
AXA SA	222,871	4,968,845
BNP Paribas	200,199	8,453,687
GDF Suez	133,491	6,611,413
Societe Generale	36,291	1,838,050
Technip SA	73,162	2,241,397
Total SA	280,202	15,275,969
Total France common stocks		39,389,361
Germany—2.28%
Daimler AG(1)	161,695	6,143,809
E.ON AG	217,429	8,792,216
Henkel AG & Co KGaA, Preference shares	163,792	5,251,382
MAN AG	38,269	2,110,632
Metro AG(1)	63,151	2,559,711
Muenchener Rueckversicherungs- Gesellschaft AG	67,913	10,672,330
Siemens AG(1)	113,407	8,494,242
Total Germany common stocks		44,024,322
Greece—0.11%
Alpha Bank AE	234,745	2,204,809
Guernsey—0.09%
Resolution Ltd.*	1,133,167	1,808,424
Hong Kong—0.65%
Bank of East Asia Ltd.	1,238,800	2,613,095
Esprit Holdings Ltd.	813,800	4,638,687
New World Development Ltd.	5,242,000	5,355,446
Total Hong Kong common stocks		12,607,228

Security description	Shares	Value
Ireland—0.58%
Bank of Ireland	488,878	$576,042
CRH PLC	212,535	5,363,889
Elan Corp. PLC ADR*	210,500	1,263,000
Ryanair Holdings PLC ADR*	138,600	4,030,488
Total Ireland common stocks		11,233,419
Italy—0.17%
Intesa Sanpaolo SpA	885,792	3,190,565
Japan—4.86%
Bank of Yokohama Ltd.	767,000	4,536,904
Canon, Inc.	266,100	8,353,289
Honda Motor Co., Ltd.	282,800	6,133,167
Japan Tobacco, Inc.	3,206	10,616,360
Kao Corp.	235,000	7,116,498
Komatsu Ltd.	300,400	3,805,180
Kuraray Co., Ltd.	309,000	2,405,522
Mitsubishi Corp.	640,000	8,984,603
Mitsui Fudosan Co., Ltd.	223,000	3,705,798
Mitsui Sumitomo Insurance Group Holdings, Inc.	195,800	6,244,739
Nomura Holdings, Inc.	464,400	3,829,580
NTT DoCoMo, Inc.	3,206	6,319,962
Shin-Etsu Chemical Co., Ltd.	121,500	5,572,703
Sumitomo Mitsui Financial Group, Inc.	1,696	7,346,666
Sumitomo Trust & Banking Co., Ltd.	936,000	5,539,588
THK Co., Ltd.	310,500	3,262,745
Total Japan common stocks		93,773,304
Jersey (Channel Islands)—0.11%
Experian PLC	350,358	2,194,091
Luxembourg—0.10%
ArcelorMittal(1)	81,284	1,963,648
Netherlands—1.23%
Akzo Nobel NV	98,019	4,042,045
ASML Holding NV	418,514	7,468,427
ING Groep NV CVA	549,690	5,746,013
Reed Elsevier NV	338,395	3,987,000
TNT NV	127,327	2,445,470
Total Netherlands common stocks		23,688,955
Singapore—0.47%
Olam International Ltd.	5,049,000	4,068,346
Singapore Telecommunications Ltd.	2,767,000	4,926,700
Total Singapore common stocks		8,995,046
Spain—0.24%
Banco Bilbao Vizcaya Argentaria SA	372,659	4,572,730

UBS Global Allocation Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—(continued)
Switzerland—3.15%
Adecco SA	89,908	$3,051,658
Alcon, Inc.	19,700	1,757,043
Credit Suisse Group AG	200,049	5,483,192
Nestle SA	366,973	14,463,351
Nobel Biocare Holding AG	31,449	644,207
Novartis AG	308,414	15,452,925
Roche Holding AG	95,866	14,757,007
Synthes, Inc.	40,902	5,170,266
Total Switzerland common stocks		60,779,649
United Kingdom—4.38%
Associated British Foods PLC	217,256	2,292,675
Balfour Beatty PLC	261,471	1,245,682
Barclays PLC	2,250,103	5,072,682
BP PLC	761,627	5,835,803
British Sky Broadcasting Group PLC	1,429,716	9,947,496
Cobham PLC	1,237,040	3,678,090
Imperial Tobacco Group PLC	208,634	5,573,265
Kingfisher PLC	1,983,657	3,879,493
Prudential PLC	802,162	4,883,729
Rio Tinto PLC	217,581	4,714,288
Sage Group PLC	1,634,428	4,019,157
Standard Chartered PLC	309,522	3,956,715
Tesco PLC	948,604	4,942,142
Tullow Oil PLC	361,021	3,454,749
Vodafone Group PLC	7,809,280	15,720,966
Wolseley PLC	929,289	5,181,319
Total United Kingdom common stocks		84,398,251
United States—37.57%
Abbott Laboratories	48,600	2,593,782
Abercrombie & Fitch Co., Class A	19,900	459,093
ACE Ltd.	215,800	11,420,136
Adobe Systems, Inc.*	52,700	1,121,983
Aflac, Inc.	314,700	14,425,848
Allergan, Inc.(1)	410,900	16,567,488
Amazon.com, Inc.*(1)	50,500	2,589,640
American Electric Power Co., Inc.	218,900	7,284,992
American Tower Corp., Class A*	37,800	1,108,296
Amgen, Inc.*(1)	172,700	9,973,425
Anadarko Petroleum Corp.	239,400	9,228,870
Analog Devices, Inc.	529,000	10,061,580
Apple, Inc.*	128,500	10,967,475
AT&T, Inc.	453,100	12,913,350
Automatic Data Processing, Inc.	50,500	1,986,670
Baker Hughes, Inc.	284,800	9,133,536
Bank of New York Mellon Corp.	434,302	12,303,776
Baxter International, Inc.	53,300	2,856,347
BlackRock, Inc.	7,800	1,046,370
BorgWarner, Inc.	323,900	7,051,303

Security description	Shares	Value
United States—(continued)
Broadcom Corp., Class A*	265,500	$4,505,535
Burlington Northern Santa Fe Corp.	89,500	6,776,045
Campbell Soup Co.	43,600	1,308,436
Carnival Corp.	357,900	8,704,128
Celanese Corp., Series A	255,800	3,179,594
Cephalon, Inc.*	40,900	3,150,936
Chevron Corp.	166,400	12,308,608
Cisco Systems, Inc.*	217,400	3,543,620
City National Corp.	91,300	4,446,310
CME Group, Inc.	8,400	1,748,124
Coach, Inc.*	202,400	4,203,848
Colgate-Palmolive Co.	23,400	1,603,836
Comcast Corp., Class A	1,142,800	19,290,464
Constellation Brands, Inc., Class A*	371,700	5,861,709
Covidien Ltd.	230,400	8,349,696
DaVita, Inc.*	86,200	4,272,934
Discover Financial Services	899,275	8,570,091
Dynegy, Inc., Class A*	586,800	1,173,600
Ecolab, Inc.	28,300	994,745
EOG Resources, Inc.	71,700	4,773,786
Exelon Corp.	283,700	15,776,557
Express Scripts, Inc.*	38,000	2,089,240
FedEx Corp.	238,900	15,325,435
Fifth Third Bancorp	714,300	5,900,118
Fortune Brands, Inc.	160,900	6,641,952
General Dynamics Corp.	23,000	1,324,570
General Electric Co.	1,211,000	19,618,200
Genzyme Corp.*	243,700	16,174,369
Google, Inc., Class A*	14,400	4,430,160
Halliburton Co.	576,100	10,473,498
Hess Corp.	116,700	6,259,788
Home Depot, Inc.	46,600	1,072,732
Illinois Tool Works, Inc.	409,800	14,363,490
Intel Corp.	1,548,200	22,696,612
IntercontinentalExchange, Inc.*	9,100	750,204
International Game Technology	107,900	1,282,931
Interpublic Group of Cos., Inc.*	1,137,200	4,503,312
Intuit, Inc.*	358,200	8,521,578
JC Penney Co., Inc.	332,700	6,554,190
Johnson Controls, Inc.	485,500	8,816,680
JPMorgan Chase & Co.	27,300	860,769
Laboratory Corp. of America Holdings*	35,200	2,267,232
Macy's, Inc.	620,500	6,422,175
Marathon Oil Corp.	247,200	6,763,392
Marvell Technology Group Ltd.*	638,300	4,257,461
Masco Corp.	366,200	4,075,806
MasterCard, Inc., Class A(1)	25,920	3,704,746
McDonald's Corp.	28,800	1,791,072
Medco Health Solutions, Inc.*	269,900	11,311,509
Medtronic, Inc.	287,700	9,039,534
MetLife, Inc.	152,900	5,330,094
Microsoft Corp.	824,300	16,024,392

UBS Global Allocation Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—(concluded)
United States—(concluded)
Millipore Corp.*	99,700	$5,136,544
Monsanto Co.	22,800	1,603,980
Morgan Stanley	585,550	9,392,222
NetApp, Inc.*	405,200	5,660,644
News Corp., Class A	829,200	7,537,428
NiSource, Inc.	105,100	1,152,947
Northern Trust Corp.	27,300	1,423,422
Omnicom Group, Inc.	257,900	6,942,668
Oracle Corp.*	66,000	1,170,180
PACCAR, Inc.	377,250	10,789,350
Pall Corp.	237,000	6,737,910
Peabody Energy Corp.	283,700	6,454,175
Pepco Holdings, Inc.	171,100	3,038,736
PepsiCo, Inc.	273,900	15,001,503
Pharmaceutical Product Development, Inc.	120,100	3,484,101
Praxair, Inc.	44,700	2,653,392
Precision Castparts Corp.	22,653	1,347,400
Principal Financial Group, Inc.	325,500	7,346,535
Procter & Gamble Co.	15,800	976,756
QUALCOMM, Inc.	130,900	4,690,147
Ryder System, Inc.	177,300	6,875,694
Schlumberger Ltd.	14,200	601,086
Sempra Energy	216,000	9,208,080
Sherwin-Williams Co.	28,000	1,673,000
Southwestern Energy Co.*	37,000	1,071,890
Sprint Nextel Corp.*	2,185,052	3,998,645
Starbucks Corp.*	865,200	8,184,792
Starwood Hotels & Resorts Worldwide, Inc.	233,300	4,176,070
Stryker Corp.(1)	55,800	2,229,210
Sunoco, Inc.	112,300	4,880,558
SunTrust Banks, Inc.	256,100	7,565,194
SYSCO Corp.	407,000	9,336,580
T Rowe Price Group, Inc.(1)	36,000	1,275,840
The Charles Schwab Corp.	25,100	405,867
Ultra Petroleum Corp.*	124,400	4,293,044
Union Pacific Corp.	53,600	2,562,080
United Technologies Corp.	49,900	2,674,640
Visa, Inc., Class A*	93,699	4,914,512
VMware Inc., Class A*(1)	372,991	8,836,157
Waters Corp.*	30,000	1,099,500
Weatherford International Ltd.*	22,900	247,778
Wells Fargo & Co.	587,700	17,325,396
Wyeth	329,500	12,359,545
Wynn Resorts Ltd.(1)	15,700	663,482
XTO Energy, Inc.	39,175	1,381,702
Zimmer Holdings, Inc.*	152,800	6,176,176
Total United States common stocks		724,840,361
Total common stocks (cost $1,627,690,813)		1,177,864,366

Security description	Face amount		Value
Bonds—12.16%
Corporate bonds—0.57%
France—0.02%
Compagnie de Financement Foncier, 4.000%, due 07/21/11	EUR	350,000	$489,159
Germany—0.03%
Hypothekenbank in Essen AG, 3.750%, due 09/28/12	EUR	360,000	506,737
Ireland—0.03%
GE Capital European Funding, 4.625%, due 08/23/10	EUR	400,000	547,868
Italy—0.03%
Intesa Sanpaolo SpA, 6.375%, due 04/06/10	EUR	355,000	498,274
Netherlands—0.34%
E.ON International Finance BV, 5.125%, due 10/02/12	EUR	350,000	504,103
Rabobank Nederland NV, 1.050%, due 01/22/10	JPY	510,000,000	5,587,198
4.125%, due 04/04/12	EUR	370,000	515,744
Total Netherlands corporate bonds			6,607,045
United Kingdom—0.07%
Lloyds TSB Bank PLC, 6.625%, due 03/30/15	GBP	290,000	416,331
Royal Bank of Scotland PLC, 9.625%, due 06/22/15		260,000	411,191
Vodafone Group PLC, 3.625%, due 11/29/12	EUR	400,000	516,376
Total United Kingdom corporate bonds			1,343,898
United States—0.05%
Citigroup, Inc., 5.500%, due 11/18/15	GBP	305,000	397,913
ERAC USA Finance Co., 8.000%, due 01/15/11(2)		$700,000	656,663
Total United States corporate bonds			1,054,576
Total corporate bonds (cost $11,093,072)			11,047,557
Asset-backed securities—0.45%
United States—0.45%
Citibank Credit Card Issuance Trust, Series 2002-A8, Class A8, 2.066%, due 11/07/11(3)		2,500,000	2,391,396
Conseco Finance, Series 2001-D, Class M2, 3.173%, due 11/15/32(3)		1,163,349	280,921

UBS Global Allocation Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount	Value
Bonds—(continued)
Asset-backed securities—(concluded)
United States—(concluded)
Ford Credit Auto Owner Trust, Series 2007-B, Class A3A, 5.150%, due 11/15/11	$800,000	$768,342
GSAMP Trust, Series 2006-S5, Class A2, 5.658%, due 09/25/36(4)	1,962,934	49,073
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, 0.571%, due 03/25/37(3)	1,042,736	141,197
Series 2006-5, Class A1, 5.500%, due 01/25/37(4)	1,915,560	448,640
Series 2006-3, Class A2, 5.594%, due 09/25/36(3)	2,250,000	215,149
MBNA Credit Card Master Note Trust, Series 2004-A10, Class A, 1.275%, due 03/15/12(3)	300,000	287,421
Series 2004-A7, Class A7, 1.295%, due 12/15/11(3)	2,425,000	2,355,777
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-A, Class A1, 1.571%, due 10/25/27(3)	566,306	530,346
Merrill Lynch Mortgage Investors, Inc., Series 2006-SL1, Class A, 0.651%, due 09/25/36(3)	521,789	154,919
Nomura Asset Acceptance Corp., Series 2006-S4, Class A1, 0.641%, due 08/25/36(3)	1,725,639	303,065
SACO I Trust, Series 2006-3, Class A1, 0.651%, due 04/25/36(3)	954,158	163,623
Structured Asset Securities Corp., Series 2005-S7, Class A2, 0.771%, due 12/25/35(2),(3)	978,654	544,090
Total asset-backed securities (cost $17,362,444)		8,633,959
Collateralized debt obligations—0.10%
United States—0.10%
G-Force CDO Ltd., Series 2006-1A, Class A3, 5.600%, due 09/27/46(2),(5) (cost $6,900,092)	7,000,000	1,890,000
Commercial mortgage-backed securities—1.01%
United States—1.01%
Asset Securitization Corp., Series 97-D4, Class B1, 7.525%, due 04/14/29	5,000,000	4,850,797

Security description	Face amount	Value
United States—(concluded)
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A2, 4.945%, due 02/11/41	$1,742,141	$1,479,587
Series 2006-PW14, Class B, 5.333%, due 12/11/38(2)	2,150,000	436,378
Series 2006-T22, Class A4, 5.464%, due 04/12/38(3)	1,450,000	1,239,966
Series 2006-T24, Class A4, 5.537%, due 10/12/41	2,750,000	2,302,076
Series 2006-PW12, Class A4, 5.718%, due 09/11/38(3)	1,750,000	1,423,612
GS Alternative Mortgage Product II, Series 2006-RR2, Class A1, 5.689%, due 06/23/46(2),(3)	8,986,047	1,797,209
Series 2007-GG10, Class A4, 5.799%, due 08/10/45(1),(3)	2,120,000	1,538,392
JPMorgan Chase Commercial Alternative Mortgage Product, Series 2006-CB17, Class A4, 5.429%, due 12/12/43	3,500,000	2,656,551
JPMorgan Commercial Mortgage Finance Corp., Series 1999-C8, Class A2, 7.400%, due 07/15/31(3)	336,325	335,334
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class B, 5.525%, due 07/12/46(3)	1,825,000	388,445
Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, due 11/12/41	1,275,000	994,482
Total commercial mortgage-backed securities (cost $30,803,935)		19,442,829
Mortgage & agency debt securities—6.01%
United States—6.01%
Bear Stearns Alt-A Trust, Series 2005-3, Class B1, 5.433%, due 04/25/35(3)	6,816,492	904,889
Countrywide Alternative Loan Trust, Series 2005-J2, Class 2A1, 7.500%, due 12/25/34	928,804	552,929
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-16, Class M1, 6.251%, due 11/25/36(3)	2,946,181	380,941
Federal Home Loan Mortgage Corp.,†† 5.000%, TBA	3,000,000	3,065,625

UBS Global Allocation Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount	Value
Bonds—(continued)
Mortgage & agency debt securities—(concluded)
United States—(continued)
Federal Home Loan Mortgage Corp. Gold Pools, #G08307, 5.000%, due 11/01/38†	$5,499,999	$5,626,561
#D96274, 5.500%, due 09/01/23†	1,891,624	1,946,471
#C90798, 5.500%, due 02/01/24†	3,486,786	3,585,979
#G04121, 5.500%, due 04/01/38†	9,421,367	9,653,828
#G04567, 5.500%, due 07/01/38†	6,884,110	7,053,279
#C56030, 6.000%, due 03/01/31†	301,573	312,471
#A24844, 6.000%, due 07/01/34†	1,041,874	1,075,616
#E01127, 6.500%, due 02/01/17†	63,997	66,491
#E92004, 6.500%, due 10/01/17†	352,384	366,121
#C20606, 6.500%, due 01/01/29†	1,370,369	1,435,034
#C00742, 6.500%, due 04/01/29†	40,581	42,471
#G01717, 6.500%, due 11/01/29†	772,291	809,699
#G00944, 7.000%, due 06/01/28†	132,387	139,337
#G01391, 7.000%, due 04/01/32†	1,028,073	1,080,434
Federal National Mortgage Association, 2.875%, due 12/11/13†	6,885,000	7,052,120
3.500%, due 04/28/11†	3,790,000	3,816,697
4.500%, TBA	6,500,000	6,587,347
5.250%, due 08/01/12	1,255,000	1,322,795
Federal National Mortgage Association Pools, #835227, 5.000%, due 08/01/20†	8,728,424	8,983,263
#244450, 5.500%, due 11/01/23†	117,607	122,017
#255182, 5.500%, due 04/01/24†	3,953,291	4,064,818
#829952, 5.500%, due 09/01/24†	2,321,460	2,388,276
#705626, 5.500%, due 05/01/33†	4,135,226	4,249,121
#888016, 5.500%, due 05/01/36†	6,340,365	6,507,070
#983471, 5.500%, due 05/01/38†	5,723,784	5,873,383
#596124, 6.000%, due 11/01/28†	95,241	98,862

Security description	Face amount	Value
United States—(concluded)
#522564, 6.000%, due 07/01/29†	$415,614	$431,412
#676733, 6.000%, due 01/01/33†	1,625,163	1,679,320
#948631, 6.000%, due 08/01/37†	6,882,037	7,092,705
#990740, 6.000%, due 09/01/38†	9,755,000	10,052,638
#313697, 6.500%, due 12/01/10†	90,490	90,842
#629627, 6.500%, due 03/01/17†	307,450	319,453
#650101, 7.000%, due 08/01/32†	536,187	567,388
#754504, 7.000%, due 01/01/34†	214,604	224,711
#578040, 7.500%, due 05/01/31†	12,876	13,642
#653819, 7.500%, due 02/01/33†	162,019	171,607
Federal National Mortgage Association Whole Loan, Series 1995-W3, Class A, 9.000%, due 04/25/25†	349	369
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.741%, due 02/25/35(3)	150,886	91,189
Government National Mortgage Association, Series 01-35, Class AZ, 6.500%, due 08/20/31	2,121,029	2,208,733
Government National Mortgage Association Pools, #2671, 6.000%, due 11/20/28	24,892	25,787
#495814, 6.000%, due 01/15/29	32,706	33,927
#2713, 6.000%, due 02/20/29	22,276	23,056
#422480, 6.500%, due 03/15/26	253,516	266,054
#491532, 6.500%, due 01/20/34	394,621	412,531
#338523, 8.000%, due 12/15/22	6,291	6,690
Residential Asset Securitization Trust, Series 2004-IP2, Class B1, 5.273%, due 12/25/34(3)	3,320,716	107,923
Wells Fargo Mortgage Backed Securities Trust, Series 2003-18, Class A2, 5.250%, due 12/25/33	2,991,608	3,095,743
Total mortgage & agency debt securities (cost $126,198,834)		116,079,665

UBS Global Allocation Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount		Value
Bonds—(concluded)
Stripped mortgage-backed securities—0.04%
United States—0.04%
Sequoia Mortgage Trust, Series 2004-11, Class XA1, IO 2.780%, due 12/20/34(3),(5)		$16,112,829	$387,715
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 4AX, IO 5.500%, due 08/25/35(5)		2,738,104	474,064
Total stripped mortgage-backed securities (cost $1,666,999)			861,779
US government obligations—3.09%
United States—3.09%
US Treasury Bonds, 4.500%, due 05/15/38(1)		6,635,000	9,055,740
4.750%, due 02/15/37(1)		1,615,000	2,250,402
8.125%, due 08/15/19		270,000	399,052
US Treasury Inflation Indexed Note (TIPS), 1.375%, due 07/15/18		5,320,000	4,996,988
2.000%, due 01/15/16		7,370,000	7,701,396
US Treasury Notes, 1.250%, due 11/30/10(1)		7,180,000	7,257,113
2.000%, due 11/30/13(1)		10,270,000	10,536,383
2.750%, due 10/31/13(1)		225,000	239,203
3.250%, due 12/31/09		60,000	61,714
3.750%, due 11/15/18(1)		15,185,000	17,189,876
Total US government obligations (cost $57,086,345)			59,687,867
Non US government obligations—0.70%
Canada—0.02%
Government of Canada, 5.250%, due 06/01/12	CAD	470,000	427,747
France—0.18%
Government of France, 3.750%, due 04/25/21	EUR	1,170,000	1,637,229
4.000%, due 04/25/55		295,000	441,847
4.750%, due 04/25/35		855,000	1,369,669
			3,448,745
Germany—0.08%
Bundesschatzanweisungen, 4.000%, due 09/10/10	EUR	300,000	431,590
Deutsche Bundesrepublik, 4.000%, due 01/04/37		760,000	1,131,910
			1,563,500
Italy—0.20%
Buoni Poliennali Del Tesoro, 3.750%, due 08/01/21	EUR	540,000	689,826
4.000%, due 02/01/37		1,100,000	1,298,412
4.250%, due 08/01/13		1,159,000	1,652,763

Security description	Face amount		Value
Italy—(continued)
5.000%, due 08/01/34	EUR	200,000	$275,091
			3,916,092
Spain—0.06%
Government of Spain, 5.750%, due 07/30/32	EUR	700,000	1,178,511
Sweden—0.02%
Government of Sweden, 6.750%, due 05/05/14	SEK	2,000,000	312,495
United Kingdom—0.14%
UK Gilts, 4.250%, due 12/07/27	GBP	220,000	328,909
4.750%, due 09/07/15		1,100,000	1,752,235
4.750%, due 12/07/38		390,000	665,746
			2,746,890
Total non US government obligations (cost $14,129,882)			13,593,980
Sovereign/supranational bond—0.19%
European Investment Bank, 5.375%, due 10/15/12 (cost $3,440,541)	EUR	2,400,000	3,605,458
Total bonds (cost $268,682,144)			234,843,094
	Units
Investment companies—23.24%
UBS Corporate Bond Relationship Fund*(6)		5,718,851	64,093,454
UBS Emerging Markets Equity Relationship Fund*(6)		5,045,389	92,300,343
UBS High Yield Relationship Fund*(6)		9,365,843	155,943,156
UBS Small-Cap Equity Relationship Fund*(6)		2,995,407	82,358,407
UBS U.S. Securitized Mortgage Relationship Fund*(6)		7,946,365	49,698,951
UBS U.S. Treasury Inflation Protected Securities Relationship Fund*(6)		362,796	3,954,878
Total investment companies (cost $563,688,987)			448,349,189
	Shares
Short-term investment—0.37%
Other—0.37%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 1.54%(6),(7) (cost $7,075,652)		7,075,652	7,075,652

UBS Global Allocation Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Investment of cash collateral from securities loaned—1.72%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 1.54%(6),(7) (cost $33,165,356)	33,165,356	$33,165,356
Total investments—98.54% (cost $2,500,302,952)		1,901,297,657
Cash and other assets, less liabilities—1.46%		28,104,177
Net assets—100.00%		$1,929,401,834

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $2,500,302,952; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$25,900,363
Gross unrealized depreciation	(624,905,658)
Net unrealized depreciation	$(599,005,295)

*  Non-income producing security.

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

(1)  Security, or portion thereof, was on loan at December 31, 2008.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $5,324,340 or 0.28% of net assets.

(3)  Floating rate security—The interest rates shown are the current rates as of December 31, 2008.

(4)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.

(5)  Security is illiquid. At December 31, 2008, the value of these securities amounted to $2,751,779 or 0.14% of net assets.

(6)  Investment in affiliated mutual fund.

(7)  The rate shown reflects the yield at December 31, 2008.

ADR  American depositary receipt

CDO  Collateralized debt obligations

CVA  Dutch certification—depositary certificate

GS  Goldman Sachs

GSAMP  Goldman Sachs Mortgage Securities Corp.

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

UBS Global Allocation Fund—Portfolio of investments

December 31, 2008 (unaudited)

Currency type abbreviations:

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

Restricted security

Security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/08 Market value	12/31/08 Market value as a percentage of net assets
G-Force CDO Ltd., Series 2006-1A, Class A3, 5.600%, due 09/27/46	08/03/06	$6,900,092	0.36%	$1,890,000	0.10%

Forward foreign currency contracts

UBS Global Allocation Fund had the following open forward foreign currency contracts as of December 31, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Canadian Dollar	8,970,000	USD	7,186,291	06/18/09	$(93,532)
Euro	53,180,000	USD	69,346,188	06/18/09	(4,241,518)
Japanese Yen	1,614,600,000	USD	17,945,783	06/18/09	66,028
Swedish Krona	94,290,000	USD	12,193,198	06/18/09	257,680
Swiss Franc	18,350,000	USD	15,501,060	06/18/09	(1,795,867)
United States Dollar	4,151,062	AUD	6,365,000	06/18/09	235,682
United States Dollar	9,737,988	CHF	10,285,000	06/18/09	(43,226)
United States Dollar	22,069,270	GBP	14,810,000	06/18/09	(815,126)
United States Dollar	83,417,650	JPY	7,650,900,000	06/18/09	1,306,871
United States Dollar	110,922,149	SEK	894,210,000	06/18/09	2,269,703
United States Dollar	16,633,663	TWD	546,000,000	03/04/09	49,982
Net unrealized depreciation on forward foreign currency contracts					$(2,803,323)

Currency type abbreviations:

AUD  Australian Dollar

CHF  Swiss Franc

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

TWD  New Taiwan Dollar

USD  United States Dollar

Futures contracts

UBS Global Allocation Fund had the following open futures contracts as of December 31, 2008:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures sell contracts:
2 Year US Treasury Notes, 538 contracts (USD)	March 2009	$(116,484,220)	$(117,317,625)	$(833,405)
5 Year US Treasury Notes, 2,145 contracts (USD)	March 2009	(249,896,228)	(255,372,305)	(5,476,077)

UBS Global Allocation Fund—Portfolio of investments

December 31, 2008 (unaudited)

Futures contracts—(concluded)

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures buy contracts:
Amsterdam Exchanges Index, 453 contracts (EUR)	January 2009	$31,018,736	$31,413,816	$395,080
Dow Jones EURO STOXX 50 Index, 1,850 contracts (EUR)	March 2009	62,677,788	63,967,198	1,289,410
FTSE 100 Index, 1,298 contracts (GBP)	March 2009	79,464,036	82,634,156	3,170,120
NIKKEI 225 Index, 356 contracts (JPY)	March 2009	32,845,631	35,472,803	2,627,172
S&P 500 Index, 702 contracts (USD)	March 2009	157,188,248	157,967,550	779,302
S&P MIB Index, 165 contracts (EUR)	March 2009	22,229,066	22,660,378	431,312
Index futures sell contracts:
DAX Index, 135 contracts (EUR)	March 2009	(21,907,779)	(23,163,378)	(1,255,599)
Hang Seng Stock Index, 103 contracts (HKD)	January 2009	(10,081,896)	(9,661,858)	420,038
S&P Toronto Stock Exchange 60 Index, 505 contracts (CAD)	March 2009	(41,975,007)	(44,171,649)	(2,196,642)
SPI 200 Index, 529 contracts (AUD)	March 2009	(32,345,123)	(34,738,763)	(2,393,640)
Net unrealized depreciation on futures contracts				$(3,042,929)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

USD  United States Dollar

Options written

UBS Global Allocation Fund had the following open options written as of December 31, 2008:

	Expiration date	Premiums received	Value
Put options
90 Day Euro-Dollar Interest Rate Futures, 830 contracts, strike @ USD 96.50	June 2009	$322,258	$20,750

Currency type abbreviation:

USD  United States Dollar

See accompanying notes to financial statements.

UBS Global Frontier Fund

Portfolio performance

For the six months ended December 31, 2008, Class A shares of UBS Global Frontier Fund (the "Fund") declined 41.31% (Class A shares declined 44.54% after the deduction of the maximum sales charge), while Class Y shares declined 41.22%. For comparison purposes, the MSCI World Free Index (net) declined 33.71%, while the GSMI Mutual Fund Index (the "Index"), declined 22.16% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 43; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's underperformance was due primarily to market allocation and security selection. Currency positioning was positive for the reporting period.

Portfolio performance summary

What worked

•  The Fund's currency strategy contributed positively to performance. The Fund maintained an anti-carry trade position, emphasizing lower-risk currencies at the expense of high-volatility currencies. (A carry trade is a strategy in which an investor sells a currency with a relatively low interest rate, and uses the funds to purchase a different currency yielding a higher interest rate.) While this positioning had detracted from performance in 2007, our research indicated investors' yield-seeking behavior was causing a significant valuation distortion in favor of high-yielding currencies and against low-yielding currencies. We held firm, with the expectation that the carry trade would unwind at some point. When it reversed, the Fund's positioning produced some of the largest contributions to Fund performance over the period.

•  The Fund was allocated to lower-yielding, "safe-haven" currencies, such as the Japanese yen, Swiss franc and Swedish krona. Conversely, our strategy underweighted high-yielding currencies, like the euro, British pound, Australian dollar and Canadian dollar, which our research indicated were overvalued. This left the Fund well-positioned during the turbulence of the credit crisis, when sentiment worsened and investors sought to reduce their riskier asset positions. The result was a rapid and sharp unwinding of carry trade positions.

•  In addition, the Fund held an overweight position in the US dollar, which had weakened and, as a result, we viewed as deeply undervalued. The Fund benefited as the US dollar rebounded during the period, and investors moved into currencies considered "safe havens."

•  Between September and November, the Fund's currency exposures made large gains. As valuations returned to normal levels, the Fund's currency risks were progressively cut back. By the end of December, the Fund's forward-looking currency strategy risk was below long-term expectations due to what we viewed as a shrunken opportunity set.

•  An underweight to commodity-driven equity markets produced positive returns for the period. These positions had detracted from Fund returns in 2007 and the first half of 2008 as commodity prices soared and these markets followed. In keeping with our valuation discipline, which viewed commodities as overvalued, the Fund maintained its underweight. As commodity prices collapsed worldwide during the reporting period, our strategy was rewarded.

UBS Global Frontier Fund

•  In particular, the Fund maintained reduced exposure to the stock markets of Australia and Canada, which are commodity-driven markets, as well as to emerging markets countries—all of which declined significantly throughout the reporting period.

•  The Fund successfully underweighted emerging markets debt, which we viewed as overvalued. Spreads in this asset class were tight by historical standards, and, in our view, did not offer adequate compensation for the inherent risk in the sector. This positioning was rewarded as spreads widened during the credit crisis.

What didn't work

•  Several key asset allocation decisions detracted from performance for the period. Most notable was the Fund's substantial overweight to developed market equities.

•  The significant financial and economic turmoil that began in the late summer accelerated drastically in September, October and November. As it did, the credit crunch morphed into a severe liquidity crisis. Although the economy may continue to suffer in the near term, world equity markets are pricing in an extremely negative outlook for the long term that we believe is too pessimistic. On a valuation basis, we believe the opportunities today are unprecedented. As a result of the extreme selloff in the global equity markets, our research indicates that equities have never been as undervalued as they are now, particularly in relation to other asset classes.

  In particular, the Fund was overweight to US equities. During the period, according to our models, the US equity market moved to 49% below fair value, a level we have not witnessed during the 27 years we have been managing multi-asset portfolios. In response, we increased the Fund's US equity allocation to an aggressive overweight versus the benchmark.

•  Within US Equities, the Fund was underweight to consumer staples, which negatively impacted relative returns.

•  The consumer staples sector outperformed the market as a whole during the six months, another example of the strength of defensive sectors. As investors have gravitated toward this perceived safe haven, we believe the prices they are willing to pay are too high relative to the mispricings now found in other sectors. We continue to underweight the sector in favor of what we view as more attractive opportunities elsewhere.

•  Also, within US Equities, stock selection in consumer discretionary detracted from results.

•  Positioning within consumer discretionary had a negative impact on results as overweights to media, auto parts and leisure detracted. In each case, we believe the companies owned in the Fund have the strength to make it through this particularly challenging time for the economy. Our research indicates that certain securities within the sector are worth meaningfully more than investors are currently paying. However, as investors focused on the current and near-term issues facing the consumer, they tended to sell these names in favor of areas of the market perceived to be safer havens.

•  An underweight to global sovereign bonds also generated negative results. Investor anxiety reached panic proportions as credit markets seized up, notable financial institutions fell, and some money market funds lost value. This translated into a massive flight to quality as investors moved into "safe haven" assets and away from comparatively riskier asset classes.

UBS Global Frontier Fund

•  The Fund's leverage strategy detracted from performance.

•  The bulk of the Fund's performance is driven by market allocation. Over the course of the six-month period, the amount of leverage in the Fund has steadily increased to our current target of 50%. This leverage target is based on the global opportunity set being at a six-year high, and on attractive borrowing costs.

  Although government bonds was the sole asset class to remain unaffected by market turbulence, our valuation models registered significant overvaluation of most sovereign bond markets.

•  Throughout most of the reporting period, the Fund was underweight government bond markets. This detracted from results as bond yields declined following a flight to quality. As news about a weakening global economy caused sovereign bonds to advance during the period, the Fund's position was hurt.

•  The Fund's overweight position in high yield bonds underperformed during the period.

•  High yield bond performance tends to correlate closely with the performance of equity markets. As the Fund's exposure to equities increased, so did its position in noninvestment grade credit. Our research pointed to attractive valuations in the sector. However, high yield bonds posted a negative return as we witnessed substantial spread widening in the midst of the crisis.

•  Throughout the credit crisis, we have seen credit markets being driven not so much by credit fundamentals as by liquidity pressures. Spreads in these segments of the fixed income markets are at elevated levels, providing, in our view, attractive fundamental valuations. Additionally, at these spread levels, we believe that the potential for a marked increase in defaults or credit risk has been more than amply priced in, making these valuations even more attractive. Thus, we tactically added to the Fund's high yield debt positioning during the reporting period.

•  Issue selection within the Fund's fixed income component was a driving force behind the underperformance.

•  The Fund's positions in nonagency mortgage-backed securities suffered in the wake of the deteriorating real estate market and the seizing up of the credit markets.

•  An overweight allocation to the credit sectors—particularly US investment grade credit—hampered returns as well. We believe this sector has become more attractive as spreads have widened.

•  The Fund's duration remains somewhat below that of the benchmark, reflecting our belief that yields remain significantly below fair value due to the flight to quality.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

To receive monthly strategy updates on UBS Global Frontier Fund, please contact your financial advisor.

UBS Global Frontier Fund

Average annual total return (unaudited)

		6 months ended 12/31/08	1 year ended 12/31/08	Inception(1) to 12/31/08
Before deducting	Class A(2)	-41.31%	-48.54%	-36.74%
maximum sales charge	Class C(3)	-41.55	-48.93	-37.23
	Class Y(4)	-41.22	-48.40	-36.54
After deducting maximum	Class A(2)	-44.54	-51.37	-39.18
sales charge	Class C(3)	-42.12	-49.44	-37.23
MSCI World Free Index (net)(5)		-33.71	-40.71	-29.82
GSMI Mutual Fund Index(6)		-22.16	-26.87	-17.71

The gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.67% and 1.48%; Class C—2.48% and 2.23%; Class Y—1.39% and 1.23%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS Global Frontier Fund Class A, Class C and Class Y shares is 07/26/07. Inception date of the indices, for the purpose of this illustration, is 07/31/07.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. The dividend is reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

(6)  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed currently as follows: 40% Russell 3000 Index, 22% MSCI World ex USA Index, 21% Citigroup Broad Investment Grade Index, 9% Citigroup Non-US World Government Bond Index, 2% JPMorgan Emerging Markets Bond Index Global (EMBI Global), 3% MSCI Emerging Markets Index (net) and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the Merrill Lynch US High Yield Cash Pay Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Frontier Fund

Top ten long-term fixed income

holdings (unaudited)(1)

As of December 31, 2008

Percentage of net assets
Federal National Mortgage Association Pools, #988988, 6.000%, due 09/01/38	0.6%
Federal Home Loan Mortgage Corp. Gold Pools, #G04121, 5.500%, due 04/01/38	0.4
US Treasury Notes, 3.750%, due 11/15/18	0.4
Federal National Mortgage Association, 2.875%, due 12/11/13	0.4
US Treasury Bonds, 5.375%, due 02/15/31	0.4
Federal National Mortgage Association, 4.500%, TBA	0.4
US Treasury Notes, 2.000%, due 11/30/13	0.3
Federal Home Loan Mortgage Corp. Gold Pools, #G04684, 5.500%, due 09/01/38	0.2
Federal National Mortgage Association Pools, #983471, 5.500%, due 05/01/38	0.2
Kreditanstalt fuer Wiederaufbau, 4.625%, due 10/12/12	0.2
Total	3.5%

Country exposure, top five (unaudited)(2)

As of December 31, 2008

Percentage of net assets
United States	5.3%
Germany	0.5
France	0.4
United Kingdom	0.4
Italy	0.3
Total	6.9%

(1)  Figures represent the direct investments of the UBS Global Frontier Fund. Figures could be different if a breakdown of the underlying investment companies was included.

(2)  Figures represent the direct investments of the UBS Global Frontier Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States: 55.4%, United Kingdom: 3.8%, Japan: 3.7%, Switzerland: 2.3%, Germany: 2.2%.

UBS Global Frontier Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of December 31, 2008

Bonds Corporate bonds
Banks	0.44%
Commercial banks	0.07
Diversified financial services	0.11
Total corporate bonds	0.62
Asset-backed securities	0.32
Commercial mortgage-backed securities	0.51
Mortgage & agency debt securities	2.60
US government obligations	1.91
Non US government obligations	1.34
Sovereign/supranational bond	0.21
Total bonds	7.51
Investment companies
UBS Corporate Bond Relationship Fund	1.96
UBS Emerging Markets Equity Relationship Fund	6.42
UBS High Yield Relationship Fund	12.55
UBS International Equity Relationship Fund	18.53
UBS U.S. Large Cap Equity Relationship Fund	32.17
UBS U.S. Large Cap Growth Equity Relationship Fund	6.50
UBS U.S. Securitized Mortgage Relationship Fund	1.09
Total investment companies	79.22
Short-term investment	3.14
Total investments	89.87
Cash and other assets, less liabilities	10.13
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Global Frontier Fund. Figures would be different if a breakdown of the underlying investment companies industry diversification was included.

UBS Global Frontier Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount		Value
Bonds—7.51%
Corporate bonds—0.62%
Germany—0.36%
Hypothekenbank in Essen AG, 3.750%, due 09/28/12	EUR	60,000	$84,456
Kreditanstalt fuer Wiederaufbau, 4.625%, due 10/12/12		120,000	175,428
Total Germany corporate bonds			259,884
Ireland—0.05%
GE Capital European Funding, 4.625%, due 08/23/10	EUR	25,000	34,242
Italy—0.04%
Intesa Sanpaolo SpA, 6.375%, due 04/06/10	EUR	20,000	28,072
Netherlands—0.09%
E.ON International Finance BV, 5.125%, due 10/02/12	EUR	30,000	43,209
Rabobank Nederland NV, 4.125%, due 04/04/12		15,000	20,908
Total Netherlands corporate bonds			64,117
United Kingdom—0.08%
Bank of Scotland PLC, 9.375%, due 05/15/21	GBP	40,000	61,780
Total corporate bonds (cost $497,344)			448,095
Asset-backed securities—0.32%
United States—0.32%
Ford Credit Auto Owner Trust, Series 2007-B, Class A3A, 5.150%, due 11/15/11		$20,000	19,208
GSAMP Trust, Series 2006-S4, Class A1, 0.561%, due 05/25/36(1)		84,564	31,942
MBNA Credit Card Master Note Trust, Series 2004-A10, Class A, 1.275%, due 03/15/12(1)		100,000	95,807
Series 2004-A7, Class A7, 1.295%, due 12/15/11(1)		50,000	48,573
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-A, Class A1, 1.571%, due 10/25/27(1)		13,214	12,375
Structured Asset Securities Corp., Series 2005-S7, Class A2, 0.771%, due 12/25/35(1),(2)		39,146	21,764
Total asset-backed securities (cost $280,618)			229,669
Commercial mortgage-backed securities—0.51%
United States—0.51%
Banc of America Commercial Mortgage, Inc., Series 2006-3, Class A4, 5.889%, due 07/10/44(1)		125,000	101,868

Security description	Face amount		Value
United States—(concluded)
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A2, 4.945%, due 02/11/41		$124,439	$105,685
GS Alternative Mortgage Product II, Series 2006-GG8, Class A2, 5.479%, due 11/10/39		20,000	16,633
Series 2007-GG10, Class A4, 5.799%, due 08/10/45(1)		190,000	137,875
Total commercial mortgage-backed securities (cost $351,656)			362,061
Mortgage & agency debt securities—2.60%
United States—2.60%
Federal Home Loan Mortgage Corp., 5.750%, due 09/15/10†	EUR	25,000	36,230
Federal Home Loan Mortgage Corp. Gold Pools, #G04121, 5.500%, due 04/01/38†		$282,641	289,615
#G04684, 5.500%, due 09/01/38†		172,876	177,125
Federal National Mortgage Association,† 2.875%, due 12/11/13		250,000	256,068
4.500%, TBA		250,000	253,359
Federal National Mortgage Association Pools, #888016, 5.500%, due 05/01/36†		125,707	129,013
#983471, 5.500%, due 05/01/38†		171,959	176,454
#900568, 6.000%, due 09/01/36†		124,843	128,671
#988988, 6.000%, due 09/01/38†		410,000	422,509
Total mortgage & agency debt securities (cost $1,836,059)			1,869,044
US government obligations—1.91%
US Treasury Bonds, 4.500%, due 05/15/38		110,000	150,133
4.750%, due 02/15/37		90,000	125,409
5.375%, due 02/15/31		185,000	254,202
US Treasury Notes, 1.250%, due 11/30/10		50,000	50,537
2.000%, due 11/30/13		240,000	246,225
2.750%, due 10/31/13		130,000	138,206
3.750%, due 11/15/18		245,000	277,347
4.625%, due 07/31/12		120,000	134,522
Total US government obligations (cost $1,229,784)			1,376,581

UBS Global Frontier Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount		Value
Bonds—(concluded)
Non US government obligations—1.34%
Austria—0.14%
Republic of Austria, 5.250%, due 01/04/11	EUR	70,000	$102,572
Canada—0.04%
Government of Canada, 5.250%, due 06/01/12	CAD	30,000	27,303
France—0.36%
Government of France, 3.750%, due 04/25/21	EUR	65,000	90,957
4.000%, due 04/25/55		25,000	37,445
4.750%, due 04/25/35		80,000	128,156
			256,558
Germany—0.14%
Bundesschatzanweisungen, 4.000%, due 09/10/10	EUR	70,000	100,704
Italy—0.30%
Buoni Poliennali Del Tesoro, 3.750%, due 08/01/21	EUR	30,000	38,324
4.000%, due 02/01/37		50,000	59,019
4.250%, due 08/01/13		85,000	121,212
			218,555
Spain—0.07%
Government of Spain, 5.750%, due 07/30/32	EUR	30,000	50,508
Sweden—0.03%
Government of Sweden, 6.750%, due 05/05/14	SEK	130,000	20,312
United Kingdom—0.26%
UK Gilts, 4.250%, due 12/07/27	GBP	25,000	37,376
4.750%, due 03/07/20		10,000	16,116
4.750%, due 12/07/38		25,000	42,676
5.000%, due 03/07/12		60,000	93,446
			189,614
Total non US government obligations (cost $1,000,898)			966,126

Security description	Face amount		Value
Sovereign/supranational bond—0.21%
European Investment Bank, 5.375%, due 10/15/12 (cost $152,319)	EUR	100,000	$150,227
Total bonds (cost $5,348,678)			5,401,803
	Units
Investment companies—79.22%
UBS Corporate Bond Relationship Fund*(3)		126,049	1,412,680
UBS Emerging Markets Equity Relationship Fund*(3)		252,414	4,617,659
UBS High Yield Relationship Fund*(3)		542,613	9,034,612
UBS International Equity Relationship Fund*(3)		1,138,204	13,337,021
UBS U.S. Large Cap Equity Relationship Fund*(3)		1,823,155	23,149,690
UBS U.S. Large Cap Growth Equity Relationship Fund*(3)		598,627	4,679,288
UBS U.S. Securitized Mortgage Relationship Fund*(3)		125,653	785,870
Total investment companies (cost $72,489,271)			57,016,820
Short-term investment—3.14%
Investment company—3.14%
UBS Cash Management Prime Relationship Fund, 1.53%(3),(4) (cost $2,260,675)		2,260,675	2,260,675
Total investments—89.87% (cost $80,098,624)			64,679,298
Cash and other assets, less liabilities—10.13%			7,293,568
Net assets—100.00%			$71,972,866

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $80,098,624; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$607,821
Gross unrealized depreciation	(16,027,147)
Net unrealized depreciation	$(15,419,326)

*  Non-income producing security.

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

(1)  Floating rate security—The interest rates shown are the current rates as of December 31, 2008.

UBS Global Frontier Fund—Portfolio of investments

December 31, 2008 (unaudited)

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $21,764 or 0.03% of net assets.

(3)  Investment in affiliated mutual fund.

(4)  The rate shown reflects the yield at December 31, 2008.

GS  Goldman Sachs

GSAMP  Goldman Sachs Mortgage Securities Corp.

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Currency type abbreviations:

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

SEK  Swedish Krona

Forward foreign currency contracts

UBS Global Frontier Fund had the following open forward foreign currency contracts as of December 31, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Brazilian Real	740,000	USD	316,781	03/04/09	$6,878
Japanese Yen	27,300,000	USD	303,071	06/18/09	756
New Taiwan Dollar	11,100,000	USD	331,541	03/04/09	(7,631)
United States Dollar	596,736	AUD	915,000	06/18/09	33,880
United States Dollar	572,820	CAD	715,000	06/18/09	7,455
United States Dollar	1,338,920	CHF	1,585,000	06/18/09	155,120
United States Dollar	345,557	EUR	265,000	06/18/09	21,136
United States Dollar	1,832,897	GBP	1,230,000	06/18/09	(67,698)
United States Dollar	5,096,055	JPY	467,400,000	06/18/09	79,838
United States Dollar	745,259	JPY	67,000,000	06/18/09	(3,314)
United States Dollar	4,011,611	SEK	32,340,000	06/18/09	82,086
United States Dollar	606,796	SEK	4,710,000	06/18/09	(10,590)
United States Dollar	1,035,796	TWD	34,000,000	03/04/09	3,113
Net unrealized appreciation on forward foreign currency contracts					$301,029

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

TWD  New Taiwan Dollar

USD  United States Dollar

UBS Global Frontier Fund—Portfolio of investments

December 31, 2008 (unaudited)

Futures contracts

UBS Global Frontier Fund had the following open futures contracts as of December 31, 2008:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures sell contracts:
5 Year US Treasury Notes, 44 contracts (USD)	March 2009	$(5,126,076)	$(5,238,406)	$(112,330)
Index futures buy contracts:
Amsterdam Exchanges Index, 20 contracts (EUR)	January 2009	1,369,481	1,386,924	17,443
CAC 40 Index, 25 contracts (EUR)	January 2009	1,126,771	1,128,760	1,989
Dow Jones EURO STOXX 50 Index, 58 contracts (EUR)	March 2009	1,965,033	2,005,458	40,425
FTSE 100 Index, 88 contracts (GBP)	March 2009	5,387,118	5,602,316	215,198
IBEX 35 Index, 5 contracts (EUR)	January 2009	637,179	645,819	8,640
OMXS 30 Index , 59 contracts (SEK)	January 2009	496,977	500,755	3,778
Russell 2000 Index, 60 contracts (USD)	March 2009	2,706,530	2,987,400	280,870
S&P 500 Index, 104 contracts (USD)	March 2009	23,260,420	23,402,600	142,180
S&P MIB Index , 7 contracts (EUR)	March 2009	943,063	961,349	18,286
TOPIX Index, 31 contracts (JPY)	March 2009	2,799,726	3,012,053	212,327
Index futures sell contracts:
S&P Toronto Stock Exchange 60 Index, 8 contracts (CAD)	March 2009	(665,022)	(699,749)	(34,727)
SPI 200 Index, 7 contracts (AUD)	March 2009	(428,007)	(459,681)	(31,674)
Net unrealized appreciation on futures contracts				$762,405

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

USD  United States Dollar

See accompanying notes to financial statements.

UBS Global Equity Fund

Portfolio performance

For the six months ended December 31, 2008, Class A shares of UBS Global Equity Fund (the "Fund") declined 34.39% (Class A shares declined 38.00% after the deduction of the maximum sales charge), while Class Y shares declined 34.18%. The Fund's benchmark, the MSCI World Free Index (net) declined 33.71% over the same period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 53; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund underperformed its benchmark during the reporting period primarily due to sector allocation to diversified financials, and to stock selection within the energy sector.

Portfolio performance summary

What worked

•  Sector weights contributed significantly to relative performance during the period.

•  The Fund was overweight in healthcare, which was the best-performing sector for the six months.

•  The Fund's underweight to materials, which was the worst-performing sector for the period, made a positive contribution to performance.

•  Stock selection in the information technology sector was the largest positive contributor to performance for the six months.

•  The Fund's software and services names posted strong relative returns.
•  Security selection in the technology hardware and semiconductors and equipment sectors was positive, as well.

•  Despite some disappointment from the Fund's diversified financial stocks, stock selection elsewhere within the financial sector helped performance.

•  Within banks, the Fund benefited from holding Wells Fargo, while being underweight to several UK banks.

•  Among the insurers, Munich Re benefited performance, as did the decision to avoid AIG. (For details, see "Portfolio Highlights.")

•  An overweight postion in media added to performance. This is a sector where we continue to see value. We retain our overweight holding in British Sky Broadcasting—the best-performing stock within media.

•  On a country level, the Fund's underweight in Canada was the biggest contributor. Strong stock selection in the UK was a further positive.

UBS Global Equity Fund

What didn't work

•  The largest detractor from performance was an overweight position in the diversified financials sector. The Fund's overweight position in Citigroup, which was sold during the period, and in Morgan Stanley were the most significant disappointments. An overweight in Nomura further detracted from performance.

•  Stock selection within the energy sector negatively impacted the Fund. Overweights in Peabody and Halliburton were damaging for performance, while the decision to avoid Exxon Mobil detracted, as well. We believe the flight to "quality" in reaction to falling oil prices has gone too far. We retain a high level of conviction in what we view as the attractively valued, smaller, high-growth names that we hold within the sector.

•  Stock selection in telecommunications was negative for performance, as well. The Fund's overweight in Sprint Nextel was the biggest detractor. Negative contributions in this sector were, however, partially offset by Vodafone and NTT DoCoMo, which both made positive contributions to relative returns. (For details, see "Portfolio Highlights.")

•  From a country perspective, weak stock selection in France was the largest negative.

•  The Fund held BNP Paribas, which declined during the period. (For details, see "Portfolio Highlights.")

•  Stock-specific holdings in the US and Japan also detracted.

Portfolio highlights

•  Munich Re produced positive relative returns for the Fund during the period. Heavy general provisioning in recent years has resulted in Munich Re being one of the few insurance companies with excess reserves, which should buffer earnings during the current pricing downturn. During December, its share price received a boost when the company acquired the Hartford Steam Boiler Group from AIG to expand its US business. Management has so far been proven to be disciplined, generally adding niche quality businesses which we consider to be value-enhancing.

•  NTT DoCoMo provided positive performance for the Fund, as well. The company is a Japanese mobile voice, data and multimedia services provider. During the last quarter of the year, it was announced that NTT will pay $2.7 billion for a 26% stake in India's sixth largest mobile operator, Tata Teleservices. This provides the company with a foothold in the fastest growing major mobile market. The announcement caused the share price to rise in an otherwise declining Japanese stock market. Shares also rose in response to news that NTT DoCoMo will jointly develop a smartphone using Google software with South Korean partner KTF Co.

•  Sunoco made a positive contribution to Fund returns. The company's principal activities are petroleum refining and chemicals manufacturing. The company reported results for the third quarter that were almost double investor expectations, and its share price rose 3% as a result. Sunoco's margins were higher than expected over the period due to the decline in the price of crude oil.

UBS Global Equity Fund

•  BNP Paribas hindered returns. During November, BNP Paribas released figures showing that net income of $901 million was down 55.6% year over year. These results were well below market consensus. In December, it was revealed that BNP Paribas had roughly $350 million of exposure to the Madoff scheme. Additionally, the company announced that it might cut 700 investment banking jobs. Despite these recent bad news stories, the company has shown no operational underperformance versus peers, and has displayed superior risk management throughout the subprime crisis. We continue to like this stock, and see it as being one of the financial companies best positioned to ride out the recession.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS Global Equity Fund

Average annual total return (unaudited)

		6 months ended 12/31/08	1 year ended 12/31/08	5 years ended 12/31/08	10 years ended 12/31/08	Inception(1) to 12/31/08
Before deducting	Class A(2)	-34.39%	-40.97%	-2.65%	-0.36%	0.63%
maximum sales charge	Class B(3)	-34.62	-41.37	-3.38	N/A	-1.19
	Class C(4)	-34.69	-41.42	-3.40	N/A	-1.32
	Class Y(5)	-34.18	-40.69	-2.37	-0.04	3.70
After deducting maximum	Class A(2)	-38.00	-44.23	-3.75	-0.92	0.14
sales charge	Class B(3)	-37.70	-44.12	-3.75	N/A	-1.19
	Class C(4)	-35.30	-41.97	-3.40	N/A	-1.32
MSCI World Free Index (net)(6)		-33.71	-40.71	-0.51	-0.65	4.10

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.33% and 1.27%; Class B—2.07% and 2.02%; Class C—2.13% and 2.02%; Class Y—0.98% and 0.98%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS Global Equity Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 12/11/01 and 11/27/01, respectively. Inception date of Class Y shares is 01/28/94. The inception return of the index is calculated as of 01/31/94, which is the closest month-end to the inception date of the oldest share class (Class Y).

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. The dividend is reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Equity Fund

Top ten equity holdings (unaudited)(1)

As of December 31, 2008

Percentage of net assets
Vodafone Group PLC	2.3%
Wells Fargo & Co.	2.3
Muenchener Rueckversicherungs-Gesellschaft AG	2.2
Roche Holding AG	2.0
Total SA	2.0
Nestle SA	1.9
Wyeth	1.9
Japan Tobacco, Inc.	1.8
NTT DoCoMo, Inc.	1.7
Sunoco, Inc.	1.7
Total	19.8%

Country exposure, top five (unaudited)(2)

As of December 31, 2008

Percentage of net assets
United States	42.5%
Japan	12.7
United Kingdom	7.9
Switzerland	5.9
Netherlands	5.0
Total	74.0%

(1)  Figures represent the direct investments of the UBS Global Equity Fund. Figures could be different if a breakdown of the underlying investment company was included.

(2)  Figures represent the direct investments of the UBS Global Equity Fund. If a breakdown of the underlying investment company was included, the country exposure percentages would be as follows: United States: 42.5%, Japan: 12.7%, United Kingdom: 7.9%, Switzerland: 5.9%, Netherlands: 5.0%.

UBS Global Equity Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of December 31, 2008

Common stocks
Air freight & logistics	1.56%
Airlines	1.24
Auto components	0.54
Automobiles	0.91
Beverages	1.46
Biotechnology	2.26
Capital markets	3.68
Chemicals	1.96
Commercial banks	6.48
Communications equipment	1.03
Construction materials	1.28
Consumer finance	0.58
Diversified financial services	1.17
Diversified telecommunication services	1.48
Electric utilities	1.67
Energy equipment & services	1.24
Food & staples retailing	2.50
Food products	2.75
Health care equipment & supplies	3.02
Health care providers & services	0.78
Household durables	1.08
Industrial conglomerates	0.82
Insurance	4.99
Machinery	2.97
Media	3.77
Metals & mining	0.85
Multiline retail	0.71
Multi-utilities	1.33
Office electronics	1.15
Oil, gas & consumable fuels	7.78
Pharmaceuticals	6.51
Professional services	1.75
Real estate management & development	1.07
Road & rail	0.99
Semiconductors & semiconductor equipment	3.03
Software	2.93
Specialty retail	2.03
Textiles, apparel & luxury goods	1.15
Tobacco	4.16
Trading companies & distributors	0.66
Wireless telecommunication services	4.40
Total common stocks	91.72
Investment company
UBS Emerging Markets Equity Completion Relationship Fund	5.62%
Short-term investment	1.39
Investment of cash collateral from securities loaned	0.30
Total investments	99.03
Cash and other assets, less liabilities	0.97
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Global Equity Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS Global Equity Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—91.72%
Australia—0.85%
Rio Tinto Ltd.	59,233	$1,586,555
Austria—1.48%
Telekom Austria AG	190,136	2,748,240
Canada—0.99%
Canadian National Railway Co.	50,200	1,845,352
Finland—1.03%
Nokia Oyj	123,007	1,906,970
France—4.43%
AXA SA	94,520	2,107,296
BNP Paribas	56,915	2,403,317
Total SA	68,233	3,719,906
Total France common stocks		8,230,519
Germany—2.96%
Muenchener Rueckversicherungs- Gesellschaft AG	25,275	3,971,893
Siemens AG	20,478	1,533,812
Total Germany common stocks		5,505,705
Guernsey—0.31%
Resolution Ltd.*	365,537	583,361
Hong Kong—2.71%
Bank of East Asia Ltd.	515,800	1,088,016
Esprit Holdings Ltd.	346,000	1,972,212
New World Development Ltd.	1,945,000	1,987,093
Total Hong Kong common stocks		5,047,321
Ireland—1.38%
Bank of Ireland	157,507	185,589
CRH PLC	94,182	2,376,935
Total Ireland common stocks		2,562,524
Japan—12.68%
Canon, Inc.	68,000	2,134,625
Honda Motor Co., Ltd.	77,800	1,687,271
Japan Tobacco, Inc.	999	3,308,092
Komatsu Ltd.	110,600	1,400,975
Kuraray Co., Ltd.	136,000	1,058,741
Mitsubishi Corp.	87,400	1,226,960
Mitsubishi UFJ Financial Group, Inc.	441,200	2,737,612
Nomura Holdings, Inc.	237,300	1,956,846
NTT DoCoMo, Inc.	1,619	3,191,522
Shin-Etsu Chemical Co., Ltd.	23,100	1,059,502
Shionogi & Co., Ltd.	105,000	2,696,921
Tokyo Electron Ltd.	31,700	1,113,249
Total Japan common stocks		23,572,316
Jersey (Channel Islands)—0.65%
Experian PLC	192,345	1,204,547
Netherlands—4.97%
Akzo Nobel NV	37,125	1,530,937
ASML Holding NV	80,199	1,431,160

Security description	Shares	Value
Netherlands—(concluded)
ING Groep NV CVA	206,949	$2,163,276
Koninklijke Ahold NV	223,630	2,748,526
Reed Elsevier NV	115,645	1,362,540
Total Netherlands common stocks		9,236,439
Spain—0.97%
Inditex SA(1)	40,976	1,811,194
Switzerland—5.92%
Adecco SA	60,133	2,041,035
Credit Suisse Group AG	52,165	1,429,803
Nestle SA	89,851	3,541,259
Nobel Biocare Holding AG	7,910	162,030
Roche Holding AG	24,867	3,827,869
Total Switzerland common stocks		11,001,996
United Kingdom—7.90%
Associated British Foods PLC	149,829	1,581,126
Barclays PLC	644,386	1,452,718
British Sky Broadcasting Group PLC	374,287	2,604,166
Imperial Tobacco Group PLC	80,554	2,151,849
Tullow Oil PLC	274,929	2,630,902
Vodafone Group PLC	2,120,243	4,268,289
Total United Kingdom common stocks		14,689,050
United States—42.49%
Aflac, Inc.	42,400	1,943,616
Allergan, Inc.	51,800	2,088,576
BorgWarner, Inc.	46,500	1,012,305
Coach, Inc.*	103,100	2,141,387
Comcast Corp., Class A	180,400	3,045,152
Constellation Brands, Inc., Class A*	64,100	1,010,857
Covidien Ltd.	56,604	2,051,329
Discover Financial Services	113,983	1,086,258
Dr Pepper Snapple Group, Inc.*	105,800	1,719,250
EOG Resources, Inc.	15,800	1,051,964
Exelon Corp.	55,900	3,108,599
FedEx Corp.	45,100	2,893,165
Fortune Brands, Inc.	48,800	2,014,464
Genentech, Inc.*	20,400	1,691,364
Genzyme Corp.*	37,700	2,502,149
Goldman Sachs Group, Inc.	18,100	1,527,459
Halliburton Co.	127,300	2,314,314
Hess Corp.	25,900	1,389,276
Illinois Tool Works, Inc.	79,900	2,800,495
Intel Corp.	210,600	3,087,396
Intuit, Inc.*	70,900	1,686,711
JC Penney Co., Inc.	66,800	1,315,960
Medco Health Solutions, Inc.*	34,400	1,441,704
Medtronic, Inc.	49,900	1,567,858
Morgan Stanley	120,800	1,937,632
PACCAR, Inc.	46,000	1,315,600
Peabody Energy Corp.	44,600	1,014,650
Philip Morris International, Inc.	52,200	2,271,222
Principal Financial Group, Inc.	54,800	1,236,836

UBS Global Equity Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—(concluded)
United States—(concluded)
Sempra Energy	57,900	$2,468,277
Southwest Airlines Co.	268,500	2,314,470
Sprint Nextel Corp.*	388,553	711,052
Sunoco, Inc.(1)	72,100	3,133,466
Symantec Corp.*	112,365	1,519,175
SYSCO Corp.	82,600	1,894,844
Ultra Petroleum Corp.*	44,000	1,518,440
VMware Inc., Class A*	69,812	1,653,846
Wells Fargo & Co.	142,500	4,200,900
Wyeth	93,000	3,488,430
Zimmer Holdings, Inc.*	45,700	1,847,194
Total United States common stocks		79,017,642
Total common stocks (cost $214,313,849)		170,549,731
	Units
Investment company—5.62%
UBS Emerging Markets Equity Completion Relationship Fund*(2) (cost $12,605,627)	1,336,404	10,458,561

Security description	Shares	Value
Short-term investment—1.39%
Other—1.39%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 1.54%(2),(3) (cost $2,592,631)	2,592,631	$2,592,631
Investment of cash collateral from securities loaned—0.30%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 1.54%(2),(3) (cost $557,900)	557,900	557,900
Total investments—99.03% (cost $230,070,007)		184,158,823
Cash and other assets, less liabilities—0.97%		1,794,631
Net assets—100.00%		$185,953,454

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $230,070,007; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$10,685,993
Gross unrealized depreciation	(56,597,177)
Net unrealized depreciation	$(45,911,184)

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at December 31, 2008.

(2)  Investment in affiliated mutual fund.

(3)  The rate shown reflects the yield at December 31, 2008.

CVA  Dutch certification—depository certificate

Forward foreign currency contracts

UBS Global Equity Fund had the following open forward foreign currency contracts as of December 31, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Euro	10,300,000	USD	13,431,097	06/18/09	$(821,505)
Euro	1,220,000	USD	1,743,099	06/18/09	54,927
Great Britain Pound	1,050,000	USD	1,564,668	06/18/09	57,791
Hong Kong Dollar	20,740,000	USD	2,676,552	06/18/09	(1,909)
Japanese Yen	82,900,000	USD	903,857	06/18/09	(14,160)
Japanese Yen	210,800,000	USD	2,365,290	06/18/09	30,933
Swiss Franc	1,828,519	GBP	1,050,000	06/18/09	(216,707)
Swiss Franc	890,000	USD	751,823	06/18/09	(87,102)
United States Dollar	3,378,241	AUD	5,180,000	06/18/09	191,804
United States Dollar	4,734,780	CAD	5,910,000	06/18/09	61,625
United States Dollar	1,434,663	DKK	8,220,000	06/18/09	88,892
United States Dollar	1,575,402	EUR	1,130,000	06/18/09	(11,767)

UBS Global Equity Fund—Portfolio of investments

December 31, 2008 (unaudited)

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
United States Dollar	1,280,938	GBP	835,000	06/18/09	$(82,612)
United States Dollar	8,041,828	SEK	64,830,000	06/18/09	164,553
United States Dollar	2,784,017	SGD	4,140,000	06/18/09	84,650
Net unrealized depreciation on forward foreign currency contracts					$(500,587)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

See accompanying notes to financial statements.

UBS International Equity Fund

Portfolio performance

For the six months ended December 31, 2008, Class A shares of UBS International Equity Fund (the "Fund") declined 35.57% (Class A shares declined 39.11% after the deduction of the maximum sales charge), while Class Y shares declined 35.53%. The Fund's benchmark, the MSCI World Free ex USA Index (net) declined 37.45% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 62; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund outpaced the benchmark slightly due primarily to sector allocation, specifically, an underweight to utilities.

Portfolio performance summary

What worked

•  Stock selection in the energy sector was the largest positive contributor to performance.

•  The Fund's overweight in energy infrastructure company TransCanada was the main positive contibutor to performance as the company's shares fell less than the rest of the market.

•  Not holding Suncor and Canadian Natural Resources in the Fund also helped performance versus the benchmark as both companies' shares fell by more than 60% during the period.

•  Financial sector stock selection also added to performance, especially within insurance companies.

•  The Fund's holdings in Munich Re and Mitsui Sumitomo Insurance provided positive performance as they outperformed their more troubled peers. In our view, the insurance sector is currently attractive as we believe companies are better managed and have more sophisticated asset/liability management practices and improved product pricing than they did previously. (For details, see "Portfolio Highlights.")

•  Not holding Royal Bank of Scotland, HBOS and Lloyds in the Fund helped performance relative to the benchmark.

•  The Fund's underweight to materials stocks worked well, as it was the worst-performing sector for the six-month period. The significant price declines we have seen in both commodities and related shares have eliminated much of what we viewed to be the previous overvaluation in the sector. However, we are not yet tempted to move the Fund to an overweight position.

•  On a country level, the Fund's large overweight and strong stock selection in Switzerland proved positive for performance.

•  Swiss pharmaceutical stocks Roche and Novartis were among the Fund's top performers throughout the six months due to the quality and defensiveness of their businesses.

UBS International Equity Fund

•  The Fund's exposure to UK equities, particularly our holdings in Vodafone and British Sky Broadcasting, as well as avoiding Xstrata and several UK banks, also contributed to relative returns. (For details, see "Portfolio Highlights.")

What didn't work

•  The Fund's underweight position in utilities was the largest detractor during the six-month period. Utilities stocks performed better than most other sector stocks because of the sector's defensive characteristics. However, it is an area in which we are finding little value. These stocks have performed well in recent years due to their association with the energy sector, and to low long-term interest rates around the globe.

•  An underweight in Japanese utilites, in particular, hindered Fund performance. The Fund did not hold Tokyo Electric Power, Chubu Electric Power and Kansai Electric Power, all of which performed very strongly during the period. Like many other Japanese domestic stocks, these companies benefited from investor worries about the impact of the stronger yen on the export sector.

•  Stock selection in capital goods also hurt performance. Holdings such as Mitsubishi Corp., Komatsu, Siemens, THK and MAN AG underperformed. We believe, however, that the share prices of these cyclical companies has now fallen farther than is justified by fundamentals.

•  Stock selection in banks detracted from relative returns. Bank of Ireland and BNP Paribas hindered performance. Not holding Royal Bank of Scotland, HBOS and Lloyds helped to offset some of the negative impact, however. (For details, see "Portfolio Highlights.")

•  At a country level, stock selection in Japan was a disappointment. The Fund's overweight in Komatsu was the largest detracting Japanese stock.

Portfolio highlights

•  Munich Re produced positive relative returns for the Fund during the period. Heavy general provisioning in recent years has resulted in Munich Re being one of the few insurance companies with excess reserves, which should buffer earnings during the current pricing downturn. During December, its share price received a boost when the company acquired the Hartford Steam Boiler Group from AIG to expand its US business. Management has so far proven to be disciplined, generally adding niche quality businesses which we consider to be value enhancing.

•  NTT DoCoMo provided positive performance for the Fund, as well. The company is a Japanese mobile voice, data and multimedia services provider. During the last quarter of the year, it was announced that NTT will pay $2.7 billion for a 26% stake in India's sixth largest mobile operator, Tata Teleservices. This provides the company with a foothold in the fastest growing major mobile market. The announcement caused the share price to rise in an otherwise declining Japanese stock market. Shares also rose in response to news that NTT DoCoMo will jointly develop a smartphone using Google software with South Korean partner KTF Co.

•  British Sky Broadcasting made a positive contribution to performance. The company has repositioned itself as a triple-play provider using a much lower price point than that of its peers, which we believe will

UBS International Equity Fund

drive its growth despite a recession. At the end of October, the company posted higher first-quarter earnings after gaining customers in its pay-TV and broadband businesses. We also believe the company will increase its television margins to at least 25% by 2010, and will exercise discipline in the use of its excess cash.

•  BNP Paribas hindered returns. During November, BNP Paribas released figures showing that net income of $901 million was down 55.6% year over year. These results were well below market consensus. In December, it was revealed that BNP Paribas had roughly $350 million of exposure to the Madoff scheme. Additionally, the company announced that it might cut 700 investment banking jobs. Despite these recent bad news stories, the company has shown no operational underperformance versus peers, and has displayed superior risk management throughout the subprime crisis. We continue to like this stock, and see it as being one of the financial companies best positioned to ride out the recession.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS International Equity Fund

Average annual total return (unaudited)

		6 months ended 12/31/08	1 year ended 12/31/08	5 years ended 12/31/08	10 years ended 12/31/08	Inception(1) to 12/31/08
Before deducting	Class A(2)	-35.57%	-44.19%	-0.91%	-0.39%	0.12%
maximum sales charge	Class B(3)	-35.82	-44.64	-1.65	N/A	0.92
	Class C(4)	-35.82	-44.62	-1.64	N/A	0.78
	Class Y(5)	-35.53	-44.09	-0.72	-0.19	2.71
After deducting maximum	Class A(2)	-39.11	-47.26	-2.02	-0.95	-0.37
sales charge	Class B(3)	-38.74	-47.16	-1.95	N/A	0.92
	Class C(4)	-36.39	-45.12	-1.64	N/A	0.78
MSCI World Free ex USA Index (net)(6)		-37.45	-43.56	1.91	1.18	N/A

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.35% and 1.28%; Class B—2.28% and 2.03%; Class C—2.16% and 2.03%; Class Y—1.16% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Advisor has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies and interest expense) so that total operating expenses (excluding expenses incurred through investment in other investment companies and interest expense) of the Fund do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares.

(1)  Inception date of UBS International Equity Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 02/12/02 and 01/25/02, respectively. Inception date of Class Y shares and the index is 08/31/93.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of June 2007, the index consisted of 22 developed market country indices. The dividend is reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses. Inception date of the MSCI World Free ex USA Index (net) was December 31, 1997.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS International Equity Fund

Top ten equity holdings (unaudited)(1)

As of December 31, 2008

Percentage of net assets
Vodafone Group PLC	3.2%
Novartis AG	3.1
Total SA	3.1
Roche Holding AG	3.0
Nestle SA	2.9
Muenchener Rueckversicherungs-Gesellschaft AG	2.1
Japan Tobacco, Inc.	2.2
British Sky Broadcasting Group PLC	2.0
Mitsubishi Corp.	1.8
BNP Paribas	1.8
Total	25.2%

Country exposure, top five (unaudited)(1)

As of December 31, 2008

Percentage of net assets
Japan	19.0%
United Kingdom	17.3
Switzerland	11.9
Germany	8.9
France	8.0
Total	65.1%

(1)  Figures represent the direct investments of the UBS International Equity Fund. Figures could be different if a breakdown of the underlying investment companies' was included.

UBS International Equity Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of December 31, 2008

Common stocks
Aerospace & defense	0.75%
Air freight & logistics	0.50
Airlines	1.63
Automobiles	2.49
Capital markets	1.89
Chemicals	3.09
Commercial banks	12.01
Communications equipment	1.50
Construction & engineering	0.26
Construction materials	1.09
Diversified financial services	1.17
Diversified telecommunication services	2.55
Electric utilities	1.78
Energy equipment & services	0.45
Food & staples retailing	2.38
Food products	3.40
Health care equipment & supplies	1.16
Household products	2.50
Industrial conglomerates	1.72
Insurance	6.08
Machinery	1.86
Media	2.83
Metals & mining	2.00
Multi-utilities	1.34
Office electronics	1.69%
Oil, gas & consumable fuels	7.93
Pharmaceuticals	6.38
Professional services	1.06
Real estate management & development	1.84
Road & rail	1.17
Semiconductors & semiconductor equipment	1.51
Software	1.15
Specialty retail	1.80
Tobacco	3.28
Trading companies & distributors	2.87
Wireless telecommunication services	4.47
Total common stocks	91.58
Investment companies
iShares MSCI EAFE Index Fund	1.14
UBS Emerging Markets Equity Completion Relationship Fund	5.58
Total investment companies	6.72
Short-term investment	0.48
Investment of cash collateral from securities loaned	3.36
Total investments	102.14
Liabilities, in excess of cash and other assets	(2.14)
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS International Equity Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS International Equity Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—91.58%
Australia—2.70%
BHP Billiton Ltd.	22,953	$483,421
National Australia Bank Ltd.	39,708	582,131
Orica Ltd.	57,512	564,664
Qantas Airways Ltd.	379,579	699,924
Total Australia common stocks		2,330,140
Austria—1.51%
Telekom Austria AG	89,868	1,298,959
Canada—5.86%
Canadian National Railway Co.	27,900	1,012,039
EnCana Corp.	25,900	1,195,029
Manulife Financial Corp.	29,000	488,619
Toronto-Dominion Bank	28,600	1,006,618
TransCanada Corp.	50,100	1,346,146
Total Canada common stocks		5,048,451
Finland—1.50%
Nokia Oyj	83,335	1,291,937
France—8.07%
AXA SA	38,969	868,803
BNP Paribas	36,614	1,546,078
GDF Suez	23,338	1,155,862
Societe Generale	6,353	321,764
Technip SA	12,803	392,234
Total SA	48,969	2,669,677
Total France common stocks		6,954,418
Germany—8.93%
Daimler AG(1)	28,270	1,074,155
E.ON AG	38,007	1,536,896
Henkel AG & Co KGaA, Preference shares	28,639	918,203
MAN AG	6,700	369,522
Metro AG	11,049	447,851
Muenchener Rueckversicherungs- Gesellschaft AG	11,870	1,865,336
Siemens AG(1)	19,824	1,484,828
Total Germany common stocks		7,696,791
Greece—0.45%
Alpha Bank AE	41,091	385,941
Guernsey—0.33%
Resolution Ltd.*	179,439	286,367
Hong Kong—2.62%
Bank of East Asia Ltd.	216,800	457,313
Esprit Holdings Ltd.	152,600	869,825
New World Development Ltd.	916,000	935,824
Total Hong Kong common stocks		2,262,962
Ireland—2.24%
Bank of Ireland	56,157	66,170
CRH PLC	37,157	937,756
Elan Corp. PLC ADR*	36,900	221,400

Security description	Shares	Value
Ireland—(concluded)
Ryanair Holdings PLC ADR*(1)	24,200	$703,736
Total Ireland common stocks		1,929,062
Italy—0.65%
Intesa Sanpaolo SpA	154,959	558,152
Japan—19.00%
Bank of Yokohama Ltd.	134,000	792,627
Canon, Inc.	46,500	1,459,707
Honda Motor Co., Ltd.	49,400	1,071,352
Japan Tobacco, Inc.	560	1,854,386
Kao Corp.	41,000	1,241,602
Komatsu Ltd.	52,500	665,020
Kuraray Co., Ltd.	54,000	420,382
Mitsubishi Corp.	111,900	1,570,902
Mitsui Fudosan Co., Ltd.	39,000	648,099
Mitsui Sumitomo Insurance Group Holdings, Inc.	34,200	1,090,756
Nomura Holdings, Inc.	81,200	669,599
NTT DoCoMo, Inc.	560	1,103,924
Shin-Etsu Chemical Co., Ltd.	21,200	972,357
Sumitomo Mitsui Financial Group, Inc.	296	1,282,201
Sumitomo Trust & Banking Co., Ltd.	164,000	970,612
THK Co., Ltd.	54,300	570,586
Total Japan common stocks		16,384,112
Jersey (Channel Islands)—0.45%
Experian PLC	61,309	383,943
Luxembourg—0.40%
ArcelorMittal(1)	14,227	343,694
Netherlands—4.80%
Akzo Nobel NV	17,141	706,850
ASML Holding NV	73,161	1,305,566
ING Groep NV CVA	96,105	1,004,603
Reed Elsevier NV	59,180	697,264
TNT NV	22,279	427,895
Total Netherlands common stocks		4,142,178
Singapore—1.89%
Olam International Ltd.	914,000	736,476
Singapore Telecommunications Ltd.	503,000	895,602
Total Singapore common stocks		1,632,078
Spain—0.93%
Banco Bilbao Vizcaya Argentaria SA	65,163	799,586
Switzerland—11.95%
Adecco SA	15,728	533,840
Credit Suisse Group AG	34,977	958,693
Nestle SA	64,136	2,527,765
Nobel Biocare Holding AG	4,823	98,795
Novartis AG	53,901	2,700,682
Roche Holding AG	16,755	2,579,159

UBS International Equity Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—(concluded)
Switzerland—(concluded)
Synthes, Inc.	7,152	$904,057
Total Switzerland common stocks		10,302,991
United Kingdom—17.30%
Associated British Foods PLC	38,018	401,199
Balfour Beatty PLC	47,502	226,306
Barclays PLC	393,420	886,935
BP PLC	133,150	1,020,233
British Sky Broadcasting Group PLC	249,890	1,738,653
Cobham PLC	216,341	643,247
Imperial Tobacco Group PLC	36,477	974,414
Kingfisher PLC	346,884	678,411
Prudential PLC	152,947	931,173
Rio Tinto PLC	41,460	898,306
Sage Group PLC	285,800	702,799
Standard Chartered PLC	54,403	695,450
Tesco PLC	165,864	864,137
Tullow Oil PLC	63,142	604,230
Vodafone Group PLC	1,364,789	2,747,475
Wolseley PLC	162,476	905,897
Total United Kingdom common stocks		14,918,865
Total common stocks (cost $96,034,458)		78,950,627

Security description	Units	Value
Investment companies—6.72%
iShares MSCI EAFE Index Fund	22,000	$987,140
UBS Emerging Markets Equity Completion Relationship Fund*(2)	614,643	4,810,132
Total investment companies (cost $6,736,199)		5,797,272
	Shares
Short-term investment—0.48%
Other—0.48%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 1.54%(2),(3) (cost $413,484)	$413,484	413,484
Investment of cash collateral from securities loaned—3.36%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 1.54%(2),(3) (cost $2,895,823)	2,895,823	2,895,823
Total investments—102.14% (cost $106,079,964)		88,057,206
Liabilities, in excess of cash and other assets—(2.14)%		(1,842,608)
Net assets—100.00%		$86,214,598

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $106,079,964; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$7,990,566
Gross unrealized depreciation	(26,013,324)
Net unrealized depreciation	$(18,022,758)

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at December 31, 2008.

(2)  Investment in affiliated mutual fund.

(3)  The rate shown reflects the yield at December 31, 2008.

ADR  American depositary receipt

CVA  Dutch certification—depositary certificate

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

UBS International Equity Fund—Portfolio of investments

December 31, 2008 (unaudited)

Forward foreign currency contracts

UBS International Equity Fund had the following open forward foreign currency contracts as of December 31, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Canadian Dollar	1,070,000	GBP	567,537	06/18/09	$(53,901)
Euro	210,000	USD	292,326	06/18/09	1,739
Euro	4,010,000	USD	5,229,000	06/18/09	(319,829)
Hong Kong Dollar	3,265,000	USD	421,357	06/18/09	(301)
Singapore Dollar	1,265,000	USD	850,672	06/18/09	(25,865)
Swiss Franc	5,625,000	USD	4,751,687	06/18/09	(550,504)
United States Dollar	2,445,638	AUD	3,750,000	06/18/09	138,854
United States Dollar	536,769	CAD	670,000	06/18/09	6,986
United States Dollar	1,559,850	CHF	1,675,000	06/18/09	19,025
United States Dollar	928,516	DKK	5,320,000	06/18/09	57,531
United States Dollar	711,848	EUR	510,000	06/18/09	(6,136)
United States Dollar	472,186	GBP	320,000	06/18/09	(12,947)
United States Dollar	3,160,775	JPY	289,900,000	06/18/09	49,519
United States Dollar	507,469	NOK	3,580,000	06/18/09	442
United States Dollar	4,708,743	SEK	37,960,000	06/18/09	96,351
Net unrealized depreciation on forward foreign currency contracts					$(599,036)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

NOK  Norwegian Krone

SEK  Swedish Krona

USD  United States Dollar

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund

Portfolio performance

For the six months ended December 31, 2008, Class A shares of UBS U.S. Equity Alpha Fund (the "Fund") declined 33.03% (Class A shares declined 36.69% after the deduction of the maximum sales charge), while Class Y shares declined 33.00%. The Fund's benchmark, the Russell 1000 Index (the "Index"), declined 29.73% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 72; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's underperformance was due largely to industry allocation, with stock selection having a negative effect, as well. All of the Fund's underperformance occurred in the fourth quarter of 2008.

Portfolio performance summary

What worked

•  The Fund's underweight positions in energy and materials stocks contributed positively to performance during the period.

•  The Fund has been underweight to the energy and materials groups for some time, reflecting our belief that oil prices were unsustainably high. During the second half of 2008, our conviction was rewarded as crude oil declined from $147 per barrel to prices in the mid-$30 range at year end. When oil and other commodity prices dropped sharply, energy and materials stocks meaningfully underperformed other areas of the US market. The Fund's reduced exposure to these sectors helped to insulate it from the broad declines suffered by many commodity-sensitive stocks.

•  As energy and materials stock prices have fallen, many of these names have transitioned from being overpriced to underpriced, in our view. As the valuations of these companies have become more attractive, according to our models we have added incrementally to the energy and materials exposure in the Fund. As of year end, the Fund continues to be underweight these sectors, but by a much smaller degree than it had been earlier in the year.

•  The Fund was overweight to the health care sector, which added to returns for the six months.

•  In a volatile period with continued headwinds and an elevated sense of fear among investors, defensive sectors such as health care outperformed the broader market. In general, the earnings of these companies are not as variable as those of other sectors. As the health care sector made gains, the Fund's relative returns benefited.

•  We seek to identify and own companies whose future growth, in our view, is underestimated by the market. For example, many pharmaceutical and biotechnology stocks were hurt earlier in the year by concerns over pricing pressure, generic challenges, and increased FDA safety measures. However, we found what we believe are some attractive opportunities among these companies. Specifically, the Fund has owned companies that have unique or non-commodity product lines and pipelines. In some cases, these are players that can benefit as larger drug companies look to acquire growth platforms. Success stories for the period included Genzyme and Wyeth. (For details, see "Portfolio Highlights.")

UBS U.S. Equity Alpha Fund

•  Stock selection in the financial sector generated positive results.

•  Investors remain fearful of problems in the credit markets and the weak housing markets in the US and Europe. While these fears are understandable, we believe sentiment has pushed stock prices for some financial firms meaningfully below levels we feel are justified. We have focused on names with strong longer-term fundamentals and near-term access to capital and funding needs.

•  The Fund held no real estate investment trusts during the period, reflecting our caution about this industry group. The decision made a positive contribution to the Fund's relative returns.

•  The Fund's positions in Wells Fargo and ACE Ltd. performed well relative to other banking stocks. (For details, see "Portfolio Highlights.")

•  Security selection was positive in financials as the Fund had no exposure to American International Group, Lehman Brothers, Merrill Lynch or Fannie Mae.

•  The Fund successfully overweighted the utilities sector. As investors fled risky assets during the second half of the year, many who chose not to exit the US equity market altogether gravitated toward sectors perceived to be more defensive in nature. Along with consumer staples and health care, the utilities sector outperformed nearly all other sectors. The Fund benefited from its overweight position in utilities.

•  Within the industrials sector, the Fund had several profitable positions during the six months.

•  A short position to auto parts maker Cummins Inc. was profitable when the stock declined.

•  In the transportation group, shares of FedEx posted strong relative returns. (For details, see "Portfolio Highlights.")

What didn't work

•  The Fund was underweight to consumer staples, which negatively impacted relative returns.

•  The consumer staples sector outperformed the market as a whole during the six months, another example of the strength of defensive sectors.

•  As investors have gravitated toward this perceived safe haven, we believe the prices they are willing to pay are too high relative to the mispricings now found in other sectors. We continue to underweight the sector in favor of what we view as more attractive opportunities elsewhere.

•  Short positions in two consumer stocks, Walmart and McDonald's, negatively impacted returns during the flight to quality in the fourth quarter. Investors flocked to these and other "stable" names, with little regard for the relative valuations of the stocks, in our opinion. At 2008 year-end price levels, we believe these companies are likely to underperform other available investments over time. Therefore, the Fund holds short positions in these companies. (For details, see "Portfolio Highlights.")

UBS U.S. Equity Alpha Fund

•  Security selection in the energy sector underperformed the benchmark.

•  Security selection detracted from results most notably in energy, where the Fund did not hold Exxon Mobil. Unlike most energy stocks, Exxon Mobil posted positive absolute returns in the fourth quarter as many investors viewed it to be a safe haven in this period of panic due to the large amount of cash on its balance sheet. (For details, see "Portfolio Highlights.")

•  The Fund's oil services holdings, such as Halliburton and Baker Hughes, also lagged the benchmark. We see good value in the oil services sector as the push toward more technology-intensive projects like deepwater oil and shale gas represents a structural trend.

•  The Fund's telecom stock selection made a negative contribution to returns. The Fund's performance was negatively impacted by its position in Sprint, which declined, while shares of Verizon, which the Fund did not hold, gained during the six months. As with many equity sectors, stronger balance sheets were rewarded during this period. Those companies considered to need more access to near-term credit tended to underperform, and this was a contributing factor in the performance of telecom stocks during the second half of 2008. (For details, see "Portfolio Highlights.")

Portfolio highlights

•  Genzyme added to Fund performance as shares outperformed during the period. Genzyme is seeking approval in the US and Europe for a new cancer treatment, Mozobil. Genzyme has also finalized a deal with Isis Pharmaceuticals for late-stage trials of the drug mipomersen to treat high-risk cholesterol patients. We remain confident in our current position and believe the pharmaceutical company will continue to have sustained growth, matching its profit targets. Genzyme has a wider range of products than many of its rivals.

•  Wells Fargo was a positive contributor to performance, particularly after the company was upgraded by analysts, who believe the company is relatively well-capitalized to withstand the credit crisis. Our expectations for the company's provisions are higher than industry average due to its mix of businesses. We continue to monitor the company's near-term and longer fundamentals closely.

•  The Fund was short Cummins Inc., a motor vehicle and parts company that performed poorly as General Motors and Ford struggled with near-bankruptcy. We shorted the stock in the belief that Cummins' end markets are highly cyclical, and that they would correct to a more normalized level. Our conviction paid off as the stock declined during the period, making our short position profitable.

•  FedEx positively affected performance during the period. We believe the truck/sea/air freight company will continue to gain US market share and enjoy sustained revenue growth internationally. We think the company's superior management will help guide it to improve margins over time.

•  A short position in Walmart Stores detracted from performance during the six months. The company's shares rose after it reported a 10% increase in third-quarter profit. Walmart has benefited from the recent investor flight to more defensive names, but we believe it does not currently offer as attractive upside potential as other names. The company trimmed its profit outlook because of the troubled global economy and the renewed strength of the dollar.

•  Not owning shares of Exxon Mobil detracted from performance during the period, as the company outperformed other energy sector stocks. The group's principal activity is engaging in the exploration,

UBS U.S. Equity Alpha Fund

production, transportation and sale of crude oil and natural gas. Unlike most energy stocks, Exxon Mobil posted positive absolute returns in the fourth quarter of 2008, as many investors viewed it to be a safe haven in this time of panic due to the large amount of cash on its balance sheet. We prefer other names in the sector, as we feel they offer better opportunities at more reasonable valuations.

•  Peabody Energy detracted from relative performance in the period, as the company's shares fell sharply. Peabody has felt the negative effects of reduced demand and lower coal prices in the market, which translated into a turbulent fourth quarter. Over the long term, however, we feel that constraints in competing electricity generation methods and fuels will lead to an increasing need for coal, despite the environmental headwinds.

•  Sprint traded lower during the period, despite recently announcing that the WIMAX broadband wireless network is ready for commercial services. WIMAX offers data transmission at much faster speeds than other wireless services. Despite recent losses in the client base, we remain confident in our current position and believe the carrier will have success capturing new revenues through new customers and by upgrading their current client plans.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS U.S. Equity Alpha Fund

Average annual total return (unaudited)

		6 months ended 12/31/08	1 year ended 12/31/08	Inception(1) to 12/31/08
Before deducting	Class A(2)	-33.03%	-42.03%	-18.37%
maximum sales charge	Class C(3)	-33.30	-42.45	-18.97
	Class Y(4)	-33.00	-41.89	-18.24
After deducting maximum	Class A(2)	-36.69	-45.21	-20.38
sales charge	Class C(3)	-33.96	-43.02	-18.97
Russell 1000 Index(5)		-29.73	-37.60	-14.28

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.94% and 1.94%; Class C—2.75% and 2.69%; Class Y—1.71% and 1.71%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies) to the extent necessary so that the Fund's expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies), through the fiscal year ending June 30, 2009, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Equity Alpha Fund Class A, Class C and Class Y shares and the index is 09/26/06.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Equity Alpha Fund

Top ten equity holdings (unaudited)*(1)

As of December 31, 2008

Percentage of net assets
Intel Corp.	4.0%
Comcast Corp., Class A	3.9
General Electric Co.	3.8
FedEx Corp.	3.6
Wyeth	3.3
Genzyme Corp.	3.0
ConocoPhillips	3.0
Illinois Tool Works, Inc.	2.9
Microsoft Corp.	2.7
Exelon Corp.	2.6
Total	32.8%

*  Only long positions are considered for top ten holdings.

(1)  Figures represent the direct investments of the UBS U.S. Equity Alpha Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of December 31, 2008

Common stocks
Air freight & logistics	3.65%
Auto components	4.18
Beverages	4.12
Biotechnology	5.26
Building products	0.72
Capital markets	3.00
Chemicals	0.65
Commercial banks	5.52
Computers & peripherals	2.97
Consumer finance	1.80
Diversified telecommunication services	2.20
Electric utilities	5.47
Energy equipment & services	3.03
Food & staples retailing	1.84
Food products	1.18
Health care equipment & supplies	4.30
Health care providers & services	3.00
Hotels, restaurants & leisure	4.08
Household durables	1.45
Independent power producers & energy traders	0.21
Industrial conglomerates	3.84
Insurance	5.95
Life sciences tools & services	1.90
Machinery	6.75
Media	7.93
Multiline retail	2.79
Multi-utilities	3.88
Oil, gas & consumable fuels	10.69
Pharmaceuticals	6.33
Road & rail	2.52
Semiconductors & semiconductor equipment	7.97
Software	5.99
Textiles, apparel & luxury goods	1.11
Wireless telecommunication services	0.79
Total common stocks	127.07
Investment company
SPDR Trust, Series 1	0.46
Short-term investment	0.99
Total investments before investments sold short	128.52
Investments sold short Common stocks
Aerospace & defense	(1.60)%
Air freight & logistics	(0.99)
Beverages	(0.88)
Capital markets	(0.71)
Food & staples retailing	(0.99)
Food products	(2.75)
Health care providers & services	(1.83)
Hotels, restaurants & leisure	(1.88)
Household durables	(0.74)
Machinery	(0.74)
Multiline retail	(0.34)
Multi-utilities	(1.52)
Oil, gas & consumable fuels	(1.57)
Pharmaceuticals	(2.60)
Software	(1.81)
Specialty retail	(3.55)
Tobacco	(0.65)
Trading companies & distributors	(0.67)
Water utilities	(0.80)
Total investments sold short	(26.62)
Total investments, net of investments sold short	101.90
Liabilities, in excess of cash and other assets	(1.90)
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS U.S. Equity Alpha Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Equity Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—127.07%
Air freight & logistics—3.65%
FedEx Corp.(1)	33,700	$2,161,855
Auto components—4.18%
BorgWarner, Inc.(1)	52,700	1,147,279
Johnson Controls, Inc.(1)	73,200	1,329,312
		2,476,591
Beverages—4.12%
Constellation Brands, Inc., Class A*(1)	55,100	868,927
Dr Pepper Snapple Group, Inc.*(1)	20,400	331,500
PepsiCo, Inc.(1)	22,700	1,243,279
		2,443,706
Biotechnology—5.26%
Amgen, Inc.*(1)	17,400	1,004,850
Cephalon, Inc.*(1)	4,000	308,160
Genzyme Corp.*(1)	27,200	1,805,264
		3,118,274
Building products—0.72%
Masco Corp.(1)	38,400	427,392
Capital markets—3.00%
Bank of New York Mellon Corp.(1)	40,706	1,153,201
Morgan Stanley(1)	39,000	625,560
		1,778,761
Chemicals—0.65%
Celanese Corp., Series A(1)	30,900	384,087
Commercial banks—5.52%
City National Corp.(1)	9,500	462,650
Fifth Third Bancorp(1)	68,700	567,462
SunTrust Banks, Inc.(1)	37,100	1,095,934
Wells Fargo & Co.(1)	39,000	1,149,720
		3,275,766
Computers & peripherals—2.97%
Apple, Inc.*(1)	9,200	785,220
NetApp, Inc.*(1)	45,900	641,223
Seagate Technology(1)	75,200	333,136
		1,759,579
Consumer finance—1.80%
Discover Financial Services(1)	112,050	1,067,837
Diversified telecommunication services—2.20%
AT&T, Inc.(1)	45,800	1,305,300
Electric utilities—5.47%
American Electric Power Co., Inc.(1)	32,800	1,091,584
Exelon Corp.(1)	27,700	1,540,397
Pepco Holdings, Inc.(1)	34,300	609,168
		3,241,149

Security description	Shares	Value
Energy equipment & services—3.03%
Baker Hughes, Inc.(1)	27,800	$891,546
Halliburton Co.(1)	49,700	903,546
		1,795,092
Food & staples retailing—1.84%
SYSCO Corp.(1)	47,700	1,094,238
Food products—1.18%
Dean Foods Co.*(1)	38,800	697,236
Health care equipment & supplies—4.30%
Covidien Ltd.(1)	27,700	1,003,848
Medtronic, Inc.(1)	31,000	974,020
Zimmer Holdings, Inc.*(1)	14,200	573,964
		2,551,832
Health care providers & services—3.00%
DaVita, Inc.*(1)	8,800	436,216
Medco Health Solutions, Inc.*(1)	32,000	1,341,120
		1,777,336
Hotels, restaurants & leisure—4.08%
Carnival Corp.(1)	36,900	897,408
Starbucks Corp.*(1)	100,700	952,622
Starwood Hotels & Resorts Worldwide, Inc.(1)	31,800	569,220
		2,419,250
Household durables—1.45%
Fortune Brands, Inc.(1)	20,900	862,752
Independent power producers & energy traders—0.21%
Dynegy, Inc., Class A*	61,600	123,200
Industrial conglomerates—3.84%
General Electric Co.(1)	140,700	2,279,340
Insurance—5.95%
ACE Ltd.(1)	24,300	1,285,956
Aflac, Inc.(1)	28,800	1,320,192
MetLife, Inc.(1)	12,800	446,208
Principal Financial Group, Inc.(1)	21,200	478,484
		3,530,840
Life sciences tools & services—1.90%
Millipore Corp.*(1)	11,000	566,720
Pharmaceutical Product Development, Inc.(1)	11,900	345,219
Waters Corp.*(1)	5,800	212,570
		1,124,509
Machinery—6.75%
Illinois Tool Works, Inc.(1)	49,100	1,720,955
PACCAR, Inc.(1)	45,500	1,301,300
Pall Corp.(1)	34,500	980,835
		4,003,090

UBS U.S. Equity Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—(concluded)
Media—7.93%
Comcast Corp., Class A(1)	138,300	$2,334,504
Interpublic Group of Cos., Inc.*(1)	123,745	490,030
News Corp., Class A(1)	95,400	867,186
Omnicom Group, Inc.(1)	37,600	1,012,192
		4,703,912
Multiline retail—2.79%
JC Penney Co., Inc.(1)	36,100	711,170
Macy's, Inc.(1)	64,500	667,575
Nordstrom, Inc.(1)	20,600	274,186
		1,652,931
Multi-utilities—3.88%
MDU Resources Group, Inc.(1)	35,600	768,248
Sempra Energy(1)	35,900	1,530,417
		2,298,665
Oil, gas & consumable fuels—10.69%
Anadarko Petroleum Corp.(1)	13,900	535,845
ConocoPhillips(1)	34,800	1,802,640
EOG Resources, Inc.(1)	6,700	446,086
Hess Corp.(1)	11,400	611,496
Marathon Oil Corp.(1)	37,100	1,015,056
Peabody Energy Corp.(1)	30,600	696,150
Sunoco, Inc.(1)	19,900	864,854
Ultra Petroleum Corp.*(1)	10,700	369,257
		6,341,384
Pharmaceuticals—6.33%
Allergan, Inc.(1)	32,000	1,290,240
Johnson & Johnson(1)	8,000	478,640
Wyeth(1)	52,900	1,984,279
		3,753,159
Road & rail—2.52%
Burlington Northern Santa Fe Corp.(1)	10,900	825,239
Ryder System, Inc.(1)	17,200	667,016
		1,492,255
Semiconductors & semiconductor equipment—7.97%
Analog Devices, Inc.(1)	64,200	1,221,084
Broadcom Corp., Class A*(1)	33,100	561,707
Intel Corp.(1)	161,600	2,369,056
Marvell Technology Group Ltd.*(1)	86,400	576,288
		4,728,135
Software—5.99%
Intuit, Inc.*(1)	45,800	1,089,582
Microsoft Corp.(1)	81,300	1,580,472
VMware Inc., Class A*(1)	37,300	883,637
		3,553,691
Textiles, apparel & luxury goods—1.11%
Coach, Inc.*(1)	31,600	656,332

Security description	Shares	Value
Wireless telecommunication services—0.79%
Sprint Nextel Corp.*(1)	256,000	$468,480
Total common stocks (cost $109,974,100)		75,347,956
Investment company—0.46%
SPDR Trust, Series 1 (cost $262,873)	3,000	270,720
	Units
Short-term investment—0.99%
Investment company—0.99%
UBS Cash Management Prime Relationship Fund, 1.53%(2),(3) (cost $586,330)	586,330	586,330
Total investments before investments sold short—128.52% (cost $110,823,303)		76,205,006
Investments sold short—(26.62)%
Common stocks—(26.62)%
Aerospace & defense—(1.60)%
	Shares
Lockheed Martin Corp.	(5,600)	(470,848)
Raytheon Co.	(9,300)	(474,672)
		(945,520)
Air freight & logistics—(0.99)%
C.H. Robinson Worldwide, Inc.	(10,700)	(588,821)
Beverages—(0.88)%
Molson Coors Brewing Co., Class B	(10,600)	(518,552)
Capital markets—(0.71)%
The Charles Schwab Corp.	(26,100)	(422,037)
Food & staples retailing—(0.99)%
Wal-Mart Stores, Inc.	(10,500)	(588,630)
Food products—(2.75)%
Campbell Soup Co.	(14,500)	(435,145)
Flowers Foods, Inc.	(14,766)	(359,700)
General Mills, Inc.	(8,300)	(504,225)
Kellogg Co.	(7,600)	(333,260)
		(1,632,330)
Health care providers & services—(1.83)%
Amedisys, Inc.	(15,400)	(636,636)
Express Scripts, Inc.	(8,100)	(445,338)
		(1,081,974)
Hotels, restaurants & leisure—(1.88)%
McDonald's Corp.	(10,300)	(640,557)
Yum! Brands, Inc.	(15,000)	(472,500)
		(1,113,057)

UBS U.S. Equity Alpha Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Household durables—(0.74)%
Stanley Works	(12,900)	(439,890)
Machinery—(0.74)%
Cummins, Inc.	(16,500)	$(441,045)
Multiline retail—(0.34)%
Sears Holdings Corp.	(5,200)	(202,124)
Multi-utilities—(1.52)%
Consolidated Edison, Inc.	(14,200)	(552,806)
NSTAR	(9,600)	(350,304)
		(903,110)
Oil, gas & consumable fuels—(1.57)%
Devon Energy Corp.	(7,500)	(492,825)
Occidental Petroleum Corp.	(7,300)	(437,927)
		(930,752)
Pharmaceuticals—(2.60)%
Abbott Laboratories	(12,000)	(640,440)
Eli Lilly & Co.	(9,100)	(366,457)
Watson Pharmaceuticals, Inc.	(20,200)	(536,714)
		(1,543,611)

Security description	Shares	Value
Software—(1.81)%
BMC Software, Inc.	(24,700)	(664,677)
Novell, Inc.	(104,900)	(408,061)
		(1,072,738)
Specialty retail—(3.55)%
Best Buy Co., Inc.	(13,900)	$(390,729)
GameStop Corp., Class A	(13,000)	(281,580)
Sherwin-Williams Co.	(10,000)	(597,500)
Tiffany & Co.	(18,900)	(446,607)
TJX Cos., Inc.	(18,800)	(386,716)
		(2,103,132)
Tobacco—(0.65)%
Altria Group, Inc.	(25,700)	(387,042)
Trading companies & distributors—(0.67)%
WW Grainger, Inc.	(5,000)	(394,200)
Water utilities—(0.80)%
American Water Works Co., Inc.	(22,700)	(473,976)
Total investments sold short (proceeds $19,578,507)		(15,782,541)
Total investments, net of investments sold short—101.90%		60,422,465
Liabilities, in excess of cash and other assets—(1.90)%		(1,126,191)
Net assets—100.00%		$59,296,274

Notes to portfolio of investments

Aggregate cost for federal income tax purposes before investments sold short, which was the same for book purposes, was $110,823,303; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$809,191
Gross unrealized depreciation	(35,427,488)
Net unrealized depreciation	$(34,618,297)

*  Non-income producing security.

(1)  All or a portion of these securities have been delivered to cover open short positions.

(2)  Investment in affiliated mutual fund.

(3)  The rate shown reflects the yield at December 31, 2008.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the six months ended December 31, 2008, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") declined 32.24% (Class A shares declined 35.98% after the deduction of the maximum sales charge), while Class Y shares declined 32.20%. The Fund's benchmark, the Russell 1000 Index (the "Index"), declined 29.73% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 82; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's underperformance was due to both sector allocation and stock selection during the reporting period.

Portfolio performance summary

What worked

•  The Fund's underweight positions in energy and materials stocks contributed positively to performance during the period.

•  The Fund has been underweight to the energy and materials groups for some time, reflecting our belief that oil prices were unsustainably high. During the second half of 2008, our conviction was rewarded as crude oil declined from $147 per barrel to prices in the mid-$30 range at year end. When oil and other commodity prices dropped sharply, energy and materials stocks meaningfully underperformed other areas of the US market. The Fund's reduced exposure to these sectors helped to insulate it from the broad declines suffered by many commodity-sensitive stocks.

•  As energy and materials stock prices have fallen, many of these names have transitioned from being overpriced to underpriced, in our view. As the valuations of these companies have become more attractive according to our models, we have added incrementally to the energy and materials exposure in the Fund. As of year end, the Fund continues to be underweight these sectors, but by a much smaller degree than it had been earlier in the year.

•  The Fund was overweight to the health care sector, which added to returns for the six months.

•  In a volatile period with continued headwinds and an elevated sense of fear among investors, defensive sectors such as health care outperformed the broader market. In general, the earnings of these companies are not as variable as those of other sectors. As the health care sector made gains, the Fund's relative returns benefited.

•  We seek to identify and own companies whose future growth, in our view, is underestimated by the market. For example, many pharmaceutical and biotechnology stocks were hurt earlier in the year by concerns over pricing pressure, generic challenges, and increased FDA safety measures. However, we found what we believe are some attractive opportunities among these companies. Specifically, the Fund has owned companies that have unique or non-commodity product lines and pipelines. In some cases, these are players that can benefit as larger drug companies look to acquire growth platforms. Success stories for the period included Genzyme and Wyeth. (For details, see "Portfolio Highlights.")

•  The Fund's position in Medco Health Solutions, a medical services company, posted strong relative performance during the period.

UBS U.S. Large Cap Equity Fund

•  Stock selection in the financial sector generated positive results.

•  Investors remain fearful of problems in the credit markets and the weak housing markets in the US and Europe. While these fears are understandable, we believe sentiment has pushed stock prices for some financial firms meaningfully below levels we feel are justified. We have focused on names with strong longer-term fundamentals and near-term access to capital and funding needs.

•  The Fund held no real estate investment trusts during the period, reflecting our caution about this industry group. The decision made a positive contribution to the Fund's relative returns.

•  The Fund's positions in Wells Fargo and Bank of New York Mellon performed well relative to other banking stocks. (For details, see "Portfolio Highlights.")

•  Security selection was positive in financials as the Fund had no exposure to American International Group, Lehman Brothers, Merrill Lynch or Fannie Mae. A position in Freddie Mac was sold out of the Fund in early August prior to the government action.

•  The Fund successfully overweighted the utilities sector. As investors fled risky assets during the second half of the year, many who chose not to exit the US equity market altogether gravitated toward sectors perceived to be more defensive in nature. Along with consumer staples and health care, the utilities sector outperformed nearly all other sectors. The Fund benefited from its overweight position in utilities.

What didn't work

•  The Fund was underweight to consumer staples, which negatively impacted relative returns.

•  The consumer staples sector outperformed the market as a whole during the six months, another example of the strength of defensive sectors.

•  As investors have gravitated toward this perceived safe haven, we believe the prices they are willing to pay are too high relative to the mispricings now found in other sectors. We continue to underweight the sector in favor of what we view as more attractive opportunities elsewhere.

•  Stock selection in consumer discretionary detracted from results. Positioning within consumer discretionary had a negative impact on results as overweights to media, auto parts and leisure detracted. In each case, we believe the companies owned in the Fund have the strength to make it through this particularly challenging time for the economy. Our research indicates that certain securities within the sector are worth meaningfully more than investors are currently paying. However, as investors focused on the current and near-term issues facing the consumer, they tended to sell these names in favor of areas of the market perceived to be safer havens.

•  Security selection in the energy sector underperformed the benchmark.

•  Security selection detracted from results most notably in energy, where the Fund did not hold Exxon Mobil. Unlike most energy stocks, Exxon Mobil posted positive absolute returns in the fourth quarter as many investors viewed it to be a safe haven in this period of panic due to the large amount of cash on its balance sheet. (For details, see "Portfolio Highlights.")

UBS U.S. Large Cap Equity Fund

•  The Fund's oil services holdings, such Halliburton, also lagged the benchmark. We see good value in the oil service sector as the push toward more technology-intensive projects like deepwater oil and shale gas represents a structural trend.

•  The Fund's telecom stock selection made a negative contribution to returns. The Fund's position in Sprint declined, while shares of Verizon, which the Fund did not hold, gained during the six months. As with many equity sectors, stronger balance sheets were rewarded during this period. Those companies considered to need more access to near-term credit tended to underperform, and this was a contributing factor in the performance of telecom stocks during the second half of 2008. (For details, see "Portfolio Highlights.")

Portfolio highlights

•  Genzyme added to performance as shares outperformed during the period. Genzyme is seeking approval in the US and Europe for a new cancer treatment, Mozobil. Genzyme has also finalized a deal with Isis Pharmaceuticals for late-stage trials of the drug mipomersen to treat high-risk cholesterol patients. We remain confident in our current position and believe the pharmaceutical company will continue to have sustained growth, matching its profit targets. Genzyme has a wider range of products than many of its rivals.

•  Shares of Wyeth performed relatively well during the period. Because it is one of the largest overweights in the Fund, the company's performance had a significant positive impact. Wyeth recently closed on its takeover of ThermaCare from Procter & Gamble and took a 4.9% stake in Advanced Life Sciences. We believe that among big pharmaceutical companies, Wyeth faces the fewest patent expiries over the next five years. Furthermore, the company derives approximately 35% of its revenues from the sale of biotechnology products, where a regulatory pathway for generic drug approval has not yet been defined.

•  Wells Fargo was a positive contributor to performance, particularly after the company was upgraded by analysts, who believe the company is relatively well- capitalized to withstand the credit crisis. Our expectations for the company's provisions are higher than industry average due to its mix of businesses. We continue to monitor the company's near-term and longer-term fundamentals closely.

•  Not owning shares of troubled American International Group (AIG) contributed positively to relative performance. The insurer's shares plunged 84% in September, driven by the bailout by the US Federal Reserve earlier in the month that provided AIG with an $85 billion lifeline to help keep the firm solvent. The initial failure of the US Congress to approve the government's $700 billion bailout proposal caused AIG's stock price to plummet further. The company has asked for and received additional funds from the government.

•  Not owning shares of Exxon Mobil detracted from performance during the six months, as the company outperformed other energy sector stocks. The group's principal activity is engaging in the exploration, production, transportation and sale of crude oil and natural gas. Unlike most energy stocks, Exxon Mobil posted positive absolute returns in the period, as many investors viewed it to be a safe haven in this time of panic due to the large amount of cash on its balance sheet. We prefer other names in the sector, as we feel they offer better opportunities at more reasonable valuations.

•  Peabody Energy detracted from relative performance in the period, as the company's shares fell sharply. Peabody has felt the negative effects of reduced demand and lower coal prices in the market, which

UBS U.S. Large Cap Equity Fund

translated into a turbulent fourth quarter. Over the long term, however, we feel that constraints in competing electricity generation methods and fuels will lead to an increasing need for coal, despite the environmental headwinds.

•  Sprint traded lower during the period, despite recently announcing that the WIMAX broadband wireless network is ready for commercial services. WIMAX offers data transmission at much faster speeds than other wireless services. Despite recent losses in the client base, we remain confident in our current position and believe the carrier will have success capturing new revenues through new customers and by upgrading their current client plans.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS U.S. Large Cap Equity Fund

Average annual total return (unaudited)

		6 months ended 12/31/08	1 year ended 12/31/08	5 years ended 12/31/08	10 years ended 12/31/08	Inception(1) to 12/31/08
Before deducting	Class A(2)	-32.24%	-40.44%	-3.41%	-0.93%	1.20%
maximum sales charge	Class B(3)	-32.52	-40.88	-4.16	N/A	-1.00
	Class C(4)	-32.48	-40.84	-4.13	N/A	-1.47
	Class Y(5)	-32.20	-40.28	-3.15	-0.66	6.08
After deducting maximum	Class A(2)	-35.98	-43.72	-4.50	-1.49	0.70
sales charge	Class B(3)	-35.77	-43.73	-4.49	N/A	-1.00
	Class C(4)	-33.13	-41.41	-4.13	N/A	-1.47
Russell 1000 Index(6)		-29.73	-37.60	-2.04	-1.09	6.46

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.16% and 1.16%; Class B—1.93% and 1.93%; Class C—1.91% and 1.91%; Class Y—0.87% and 0.87%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares, and 1.05% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Large Cap Equity Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 11/05/01 and 11/13/01, respectively. Inception date of Class Y shares and the index is 02/22/94.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2008

Percentage of net assets
Intel Corp.	3.4%
General Electric Co.	3.1
Comcast Corp., Class A	3.1
Wells Fargo & Co.	2.7
Genzyme Corp.	2.6
Microsoft Corp.	2.5
Exelon Corp.	2.5
FedEx Corp.	2.4
Illinois Tool Works, Inc.	2.3
Aflac, Inc.	2.1
Total	26.7%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2008

Common stocks
Air freight & logistics	2.41%
Auto components	2.49
Beverages	2.98
Biotechnology	4.61
Building products	0.65
Capital markets	3.12
Chemicals	0.51
Commercial banks	5.46
Computers & peripherals	2.53
Consumer finance	1.35
Diversified telecommunication services	2.03
Electric utilities	4.11
Energy equipment & services	3.08
Food & staples retailing	1.47
Health care equipment & supplies	3.14
Health care providers & services	2.13
Hotels, restaurants & leisure	3.32
Household durables	1.04
Independent power producers & energy traders	0.18
Industrial conglomerates	3.09%
Insurance	5.79
Life sciences tools & services	1.54
Machinery	5.02
Media	6.04
Multiline retail	2.04
Multi-utilities	1.62
Oil, gas & consumable fuels	8.57
Pharmaceuticals	3.73
Road & rail	1.80
Semiconductors & semiconductor equipment	6.35
Software	5.25
Textiles, apparel & luxury goods	0.59
Wireless telecommunication services	0.64
Total common stocks	98.68
Short-term investment	1.39
Total investments	100.07
Liabilities, in excess of cash and other assets	(0.07)
Net assets	100.00%

UBS U.S. Large Cap Equity Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—98.68%
Air freight & logistics—2.41%
FedEx Corp.	156,700	$10,052,305
Auto components—2.49%
BorgWarner, Inc.	212,200	4,619,594
Johnson Controls, Inc.	318,200	5,778,512
		10,398,106
Beverages—2.98%
Constellation Brands, Inc., Class A*	243,400	3,838,418
PepsiCo, Inc.	156,700	8,582,459
		12,420,877
Biotechnology—4.61%
Amgen, Inc.*	113,200	6,537,300
Cephalon, Inc.*	27,100	2,087,784
Genzyme Corp.*	159,800	10,605,926
		19,231,010
Building products—0.65%
Masco Corp.	242,700	2,701,251
Capital markets—3.12%
Bank of New York Mellon Corp.	242,583	6,872,376
Morgan Stanley	383,800	6,156,152
		13,028,528
Chemicals—0.51%
Celanese Corp., Series A	169,800	2,110,614
Commercial banks—5.46%
City National Corp.	60,500	2,946,350
Fifth Third Bancorp	467,800	3,864,028
SunTrust Banks, Inc.	167,800	4,956,812
Wells Fargo & Co.	373,100	10,998,988
		22,766,178
Computers & peripherals—2.53%
Apple, Inc.*	56,300	4,805,205
NetApp, Inc.*	265,300	3,706,241
Seagate Technology	459,600	2,036,028
		10,547,474
Consumer finance—1.35%
Discover Financial Services	589,250	5,615,553
Diversified telecommunication services—2.03%
AT&T, Inc.	297,100	8,467,350
Electric utilities—4.11%
American Electric Power Co., Inc.	143,400	4,772,352
Exelon Corp.	186,000	10,343,460
Pepco Holdings, Inc.	113,400	2,013,984
		17,129,796

Security description	Shares	Value
Energy equipment & services—3.08%
Baker Hughes, Inc.	186,700	$5,987,469
Halliburton Co.	377,700	6,866,586
		12,854,055
Food & staples retailing—1.47%
SYSCO Corp.	266,800	6,120,392
Health care equipment & supplies—3.14%
Covidien Ltd.	151,000	5,472,240
Medtronic, Inc.	160,400	5,039,768
Zimmer Holdings, Inc.*	64,200	2,594,964
		13,106,972
Health care providers & services—2.13%
DaVita, Inc.*	57,200	2,835,404
Medco Health Solutions, Inc.*	143,900	6,030,849
		8,866,253
Hotels, restaurants & leisure—3.32%
Carnival Corp.	234,600	5,705,472
Starbucks Corp.*	567,000	5,363,820
Starwood Hotels & Resorts Worldwide, Inc.	154,600	2,767,340
		13,836,632
Household durables—1.04%
Fortune Brands, Inc.	105,400	4,350,912
Independent power producers & energy traders—0.18%
Dynegy, Inc., Class A*	380,300	760,600
Industrial conglomerates—3.09%
General Electric Co.	794,400	12,869,280
Insurance—5.79%
ACE Ltd.	141,500	7,488,180
Aflac, Inc.	191,800	8,792,112
MetLife, Inc.	87,000	3,032,820
Principal Financial Group, Inc.	213,200	4,811,924
		24,125,036
Life sciences tools & services—1.54%
Millipore Corp.*	65,300	3,364,256
Pharmaceutical Product Development, Inc.	79,600	2,309,196
Waters Corp.*	20,700	758,655
		6,432,107
Machinery—5.02%
Illinois Tool Works, Inc.	268,800	9,421,440
PACCAR, Inc.	247,350	7,074,210
Pall Corp.	155,300	4,415,179
		20,910,829
Media—6.04%
Comcast Corp., Class A	749,600	12,653,248
Interpublic Group of Cos., Inc.*	753,800	2,985,048

UBS U.S. Large Cap Equity Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—(concluded)
Media—(concluded)
News Corp., Class A	548,900	$4,989,501
Omnicom Group, Inc.	168,900	4,546,788
		25,174,585
Multiline retail—2.04%
JC Penney Co., Inc.	218,000	4,294,600
Macy's, Inc.	406,400	4,206,240
		8,500,840
Multi-utilities—1.62%
NiSource, Inc.	66,600	730,602
Sempra Energy	141,400	6,027,882
		6,758,484
Oil, gas & consumable fuels—8.57%
Anadarko Petroleum Corp.	156,900	6,048,495
Chevron Corp.	109,100	8,070,127
EOG Resources, Inc.	47,500	3,162,550
Hess Corp.	76,400	4,098,096
Marathon Oil Corp.	161,900	4,429,584
Peabody Energy Corp.	185,800	4,226,950
Sunoco, Inc.	74,400	3,233,424
Ultra Petroleum Corp.*	71,477	2,466,671
		35,735,897
Pharmaceuticals—3.73%
Allergan, Inc.	185,600	7,483,392
Wyeth	215,200	8,072,152
		15,555,544
Road & rail—1.80%
Burlington Northern Santa Fe Corp.	39,600	2,998,116
Ryder System, Inc.	116,200	4,506,236
		7,504,352

Security description	Shares	Value
Semiconductors & semiconductor equipment—6.35%
Analog Devices, Inc.	346,800	$6,596,136
Broadcom Corp., Class A*	176,000	2,986,720
Intel Corp.	962,300	14,107,318
Marvell Technology Group Ltd.*	417,700	2,786,059
		26,476,233
Software—5.25%
Intuit, Inc.*	234,700	5,583,513
Microsoft Corp.	540,600	10,509,264
VMware Inc., Class A*	244,400	5,789,836
		21,882,613
Textiles, apparel & luxury goods—0.59%
Coach, Inc.*	117,700	2,444,629
Wireless telecommunication services—0.64%
Sprint Nextel Corp.*	1,448,520	2,650,792
Total common stocks (cost $542,969,430)		411,386,079
	Units
Short-term investment—1.39%
Other—1.39%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 1.54%(1),(2) (cost $5,811,167)	5,811,167	5,811,167
Total investments—100.07% (cost $548,780,597)		417,197,246
Liabilities, in excess of cash and other assets—(0.07)%		(277,237)
Net assets—100.00%		$416,920,009

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $548,780,597; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$18,821,883
Gross unrealized depreciation	(150,405,234)
Net unrealized depreciation	$(131,583,351)

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at December 31, 2008.

See accompanying notes to financial statements.

UBS U.S. Large Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2008, Class A shares of UBS U.S. Large Cap Growth Fund (the "Fund") declined 35.57% (Class A shares declined 39.12% after the deduction of the maximum sales charge), while Class Y shares declined 35.46%. The Fund's benchmark, the Russell 1000 Growth Index (the "Index"), declined 32.31% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 89; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's underperformance was due primarily to stock selection, with sector allocation making a positive contribution to returns.

Portfolio performance summary

What worked

•  The Fund's overweight to the health care sector added to returns for the period.

•  The Fund's sector allocations are a by-product of our bottom-up, fundamental research. We seek to identify and own companies whose future growth, in our view, is underestimated by the market. Our research points to opportunities in health care companies with strong pricing power and little direct competition. The names held by the Fund stand to profit from the demographic changes that we believe will create higher demand for their products.

•  In a volatile period with continued headwinds and an elevated sense of fear among investors, defensive sectors such as health care outperformed the broader market. In general, the earnings of these companies are not as variable as those of other sectors. As health care stocks made gains, the Fund's relative returns benefited.

•  Stock selection in industrials contributed to Fund returns.

•  Though the sector as a whole saw a substantial decline during the period, Union Pacific and Burlington Northern, two rail stocks owned in the Fund, posted superior relative performance. The railroads have been able to lock in their contracts with customers over a longer-term period than other transportation avenues. This increased pricing power translated into sustained growth during the period.

•  Stock selection in the energy sector, as well as the Fund's sector underweight were positive for the six months.

•  The Fund began to trim exposure to energy stocks as the cyclical tailwinds of higher commodity prices began to reverse. From September through December, the Fund's positioning was rewarded as crude oil declined from $147 per barrel to prices in the mid-$30 range at year end. The Fund's reduced exposure to the energy sector insulated it from the broad declines suffered by many oil-related stocks.

•  The energy stocks owned in the Fund outperformed their peers during the decline. Natural gas producers Southwestern Energy and XTO Energy did not succumb to weakness in commodity prices.

UBS U.S. Large Cap Growth Fund

These companies benefited from their leadership position in a sector with relatively high barriers to entry. (For additional details, see "Portfolio Highlights.")

•  We favor oil services companies because they provide the logistical infrastructure for the many exploration and production projects that are in process or coming on line in the near term. Oil services leader Weatherford International was another performance standout for the Fund. We sold the position later in the period, taking gains.

What didn't work

•  Stock selection in the health care sector negatively affected performance. Zimmer Holdings and Stryker, two medical device names held in the Fund, declined during the period. Both companies manufacture implants for orthopedic surgeries, which tend to be elective procedures. As the economy slowed, so did consumer demand for these procedures. However, we believe Zimmer and Stryker are solid companies whose future growth prospects have been ignored as a result of the current market noise. Both are positioned to benefit from the aging US population. (For additional details, see "Portfolio Highlights.")

•  Security selection in the consumer discretionary sector—particularly within the hotels and leisure group—was negative for the period.

•  Casino operator Wynn Resorts and slot machine manufacturer International Game Technology both declined during the six months as discretionary spending slowed. (For additional details, see "Portfolio Highlights.")

•  With partial offsets to some of the previous consumer drags, including the dramatic fall in energy prices as well as the potential for further stimulus from the new administration, the relative strength of the consumer sector may be improving. We continue our quest for consumer companies with competitive advantages that will allow for outsized future growth.

•  The Fund was underweight to consumer staples, which negatively impacted relative returns.

•  The consumer staples sector outperformed the market as a whole during the six months. Value-oriented retailers advanced in response to the tight environment for the US consumer.

•  Consumer staples stocks typically lack the earnings growth in relation to valuation that we seek for the Fund's holdings. In addition, these names have become expensive from a valuation standpoint as investors have poured into them, seeking a safe haven. We continue to underweight the sector, as we are finding more attractive, similarly valued growth opportunities within the health care space.

Portfolio highlights

•  Shares of Southwestern Energy rose during the period, benefiting Fund performance. The company is one of the lowest-cost gas producers in North America. It boasts one of the largest undeveloped resource plays in the space and one of the highest organic production growth rates in the industry. We like Southwestern's ability to grow organically even in a low gas price environment. Over the longer term, North American gas production is looking at decline rates of over 25% per year in the absence of new drilling. Under this scenario, we prefer companies with industry-leading reserve life, strong organic

UBS U.S. Large Cap Growth Fund

growth and strong land positions to provide better than average cash flows. Southwestern exhibits all these aspects, yet its valuation remains compelling, in our view.

•  Zimmer Holdings is the global market share leader in reconstructive knee and hip implants. Its shares declined during the period, but we believe the company offers the potential for strong long term growth. Forty percent of its sales come from outside the US. Long-term fundamentals in orthopedics are extremely attractive due to global demographic trends. Simply put, the number of candidates for knee and hip replacements (age 62 to 65 years old, on average) is growing much faster than the population at large.

•  Wynn Resorts, the owner and operator of destination casinos in Las Vegas and the Macau Special Administrative Region of China, lagged the consumer discretionary group for the period. However, the company's properties are considered the best in their locations, and we believe the Macau market will continue to grow. Our research indicates that Wynn will perform well as the full earnings power of Wynn Macau becomes apparent, development plans in Cotai are clarified, and management begins to focus on opportunities for the 142 acres behind Wynn Las Vegas. We also anticipate a high probability that Wynn could participate in a number of new gaming jurisdictions, a development that is not contemplated in the current share price.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS U.S. Large Cap Growth Fund

Average annual total return (unaudited)

		6 months ended 12/31/08	1 year ended 12/31/08	5 years ended 12/31/08	10 years ended 12/31/08	Inception(1) to 12/31/08
Before deducting	Class A(2)	-35.57%	-37.86%	-0.36%	-2.58%	-2.58%
maximum sales charge	Class B(3)	-35.75	-38.30	-1.12	N/A	-1.67
	Class C(4)	-35.71	-38.27	-1.06	N/A	-2.30
	Class Y(5)	-35.46	-37.74	-0.11	-2.30	-0.14
After deducting maximum	Class A(2)	-39.12	-41.26	-1.49	-3.13	-3.13
sales charge	Class B(3)	-38.96	-41.39	-1.52	N/A	-1.67
	Class C(4)	-36.36	-38.88	-1.06	N/A	-2.30
Russell 1000 Growth Index(6)		-32.31	-38.44	-3.42	-4.27	-1.06

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.36% and 1.06%; Class B—2.15% and 1.81%; Class C—2.14% and 1.81%; Class Y—1.22% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.05% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares and 0.80% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Large Cap Growth Fund Class A shares is 12/31/98. Inception dates of Class B and Class C shares are 11/07/01 and 11/19/01, respectively. Inception date of Class Y shares and the index is 10/14/97.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.
(6)  The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Growth Fund

Top ten equity holdings (unaudited)

As of December 31, 2008

Percentage of net assets
Allergan, Inc.	5.3%
Visa, Inc., Class A	4.8
QUALCOMM, Inc.	4.7
Google, Inc., Class A	4.3
MasterCard, Inc., Class A	3.6
Apple, Inc.	3.5
Cisco Systems, Inc.	3.3
Praxair, Inc.	3.3
Amazon.com, Inc.	3.1
Burlington Northern Santa Fe Corp.	3.0
Total	38.9%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2008

Common stocks
Aerospace & defense	3.26%
Beverages	0.96
Capital markets	6.68
Chemicals	6.13
Communications equipment	7.99
Computers & peripherals	3.52
Diversified financial services	2.10
Energy equipment & services	0.78
Food products	1.58
Health care equipment & supplies	9.40
Health care providers & services	5.56
Hotels, restaurants & leisure	3.76
Household products	3.41
Insurance	1.33
Internet & catalog retail	3.06
Internet software & services	4.28%
IT services	10.60
Oil, gas & consumable fuels	2.90
Pharmaceuticals	7.99
Road & rail	5.45
Software	2.66
Specialty retail	2.40
Textiles, apparel & luxury goods	0.78
Wireless telecommunication services	1.06
Total common stocks	97.64
Short-term investment	2.54
Total investments	100.18
Liabilities, in excess of cash and other assets	(0.18)
Net assets	100.00%

UBS U.S. Large Cap Growth Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—97.64%
Aerospace & defense—3.26%
Precision Castparts Corp.	18,700	$1,112,276
United Technologies Corp.	33,500	1,795,600
		2,907,876
Beverages—0.96%
PepsiCo, Inc.	15,600	854,412
Capital markets—6.68%
Bank of New York Mellon Corp.	48,400	1,371,172
BlackRock, Inc.	6,700	898,805
Charles Schwab Corp.	52,800	853,776
Northern Trust Corp.	29,600	1,543,344
T Rowe Price Group, Inc.	36,300	1,286,472
		5,953,569
Chemicals—6.13%
Ecolab, Inc.	29,700	1,043,955
Monsanto Co.	21,100	1,484,385
Praxair, Inc.	49,500	2,938,320
		5,466,660
Communications equipment—7.99%
Cisco Systems, Inc.*	181,600	2,960,080
QUALCOMM, Inc.	116,200	4,163,446
		7,123,526
Computers & peripherals—3.52%
Apple, Inc.*	36,800	3,140,880
Diversified financial services—2.10%
CME Group, Inc.	9,000	1,872,990
Energy equipment & services—0.78%
Schlumberger Ltd.	16,500	698,445
Food products—1.58%
Campbell Soup Co.	47,100	1,413,471
Health care equipment & supplies—9.40%
Alcon, Inc.	21,100	1,881,909
Baxter International, Inc.	45,000	2,411,550
Stryker Corp.	38,500	1,538,075
Zimmer Holdings, Inc.*	63,000	2,546,460
		8,377,994
Health care providers & services—5.56%
Express Scripts, Inc.*	23,600	1,297,528
Laboratory Corp. of America Holdings*	36,400	2,344,524
Medco Health Solutions, Inc.*	31,300	1,311,783
		4,953,835
Hotels, restaurants & leisure—3.76%
International Game Technology	89,500	1,064,155
McDonald's Corp.	22,400	1,393,056
Wynn Resorts Ltd.*	21,100	891,686
		3,348,897

Security description	Shares	Value
Household products—3.41%
Colgate-Palmolive Co.	28,300	$1,939,682
Procter & Gamble Co.	17,800	1,100,396
		3,040,078
Insurance—1.33%
Aflac, Inc.	25,800	1,182,672
Internet & catalog retail—3.06%
Amazon.com, Inc.*	53,200	2,728,096
Internet software & services—4.28%
Google, Inc., Class A*	12,400	3,814,860
IT services—10.60%
Automatic Data Processing, Inc.	48,600	1,911,924
MasterCard, Inc., Class A	22,600	3,230,218
Visa, Inc., Class A	82,100	4,306,145
		9,448,287
Oil, gas & consumable fuels—2.90%
Southwestern Energy Co.*	45,900	1,329,723
XTO Energy, Inc.	35,575	1,254,730
		2,584,453
Pharmaceuticals—7.99%
Abbott Laboratories	44,700	2,385,639
Allergan, Inc.	117,500	4,737,600
		7,123,239
Road & rail—5.45%
Burlington Northern Santa Fe Corp.	36,000	2,725,560
Union Pacific Corp.	44,700	2,136,660
		4,862,220
Software—2.66%
Adobe Systems, Inc.*	48,000	1,021,920
Oracle Corp.*	76,000	1,347,480
		2,369,400
Specialty retail—2.40%
Home Depot, Inc.	31,300	720,526
Sherwin-Williams Co.	23,800	1,422,050
		2,142,576
Textiles, apparel & luxury goods—0.78%
Coach, Inc.*	33,300	691,641
Wireless telecommunication services—1.06%
American Tower Corp., Class A*	32,300	947,036
Total common stocks (cost $109,311,801)		87,047,113

UBS U.S. Large Cap Growth Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Short-term investment—2.54%
Other—2.54%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 1.54%(1),(2) (cost $2,267,438)	2,267,438	$2,267,438
Total investments—100.18% (cost $111,579,239)		89,314,551
Liabilities, in excess of cash and other assets—(0.18)%		(163,366)
Net assets—100.00%		$89,151,185

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $111,579,239; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$782,721
Gross unrealized depreciation	(23,047,409)
Net unrealized depreciation	$(22,264,688)

*  Non income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at December 31, 2008.

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund

Portfolio performance

For the six months ended December 31, 2008, Class A shares of UBS U.S. Large Cap Value Equity Fund (the "Fund") declined 30.45% (Class A shares declined 34.27% after the deduction of the maximum sales charge), while Class Y shares declined 30.38%. The Fund's benchmark, the Russell 1000 Value Index (the "Index"), declined 26.93% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 97; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's underperformance was due to both stock selection and industry allocation.

Portfolio performance summary

What worked

•  The Fund's underweight position in materials stocks contributed positively to performance during the period.

•  The Fund has been underweight to the materials group for some time, reflecting our belief that commodity prices were unsustainably high. From July through December, our conviction was rewarded as the prices of oil and other commodities dropped sharply. As a result, materials stocks meaningfully underperformed other areas of the US market. The Fund's reduced exposure to the sector insulated it from the broad declines suffered by many commodity-sensitive stocks.

•  Within the financial sector, an overweight to banks and underweight to REITs generated positive results.

•  Investors remain fearful of problems in the credit markets and the weak housing markets in the US and Europe. While these fears are understandable, we believe sentiment has pushed stock prices for some financial firms meaningfully below levels we feel are justified. We have focused on names with strong longer term fundamentals and near-term access to capital and funding needs.

•  The Fund held no REIT stocks during the period, reflecting our caution about this industry group. The decision made a positive contribution to the Fund's relative returns.

•  The Fund's exposure to banking stocks, particularly its position in Wells Fargo, which performed well relative to its peers, benefited performance. Insurance holdings, such as ACE Limited, also outperformed. (For details, see "Portfolio Highlights.")

•  Security selection was enhanced by names the Fund did not hold, including American International Group, Lehman Brothers, Merrill Lynch and Fannie Mae.

•  The Fund successfully overweighted the utilities sector.

•  As investors fled risky assets during the second half of the year, many who chose not to exit the US equity market altogether gravitated toward sectors perceived to be more defensive in nature. Along with consumer staples and health care, the utilities sector outperformed nearly all other sectors. The Fund benefited from its overweight position in utilities.

•  Within utilities, stock selection had a positive impact on results, as holdings such as Northeast Utilities outperformed during the period.

UBS U.S. Large Cap Value Equity Fund

What didn't work

•  The Fund was underweight to consumer staples, which negatively impacted relative returns.

•  The consumer staples sector outperformed the market as a whole during the six months. As investors have gravitated toward this perceived safe haven, we believe the prices they are willing to pay are too high relative to the mispricings now found in other sectors. We continue to underweight the sector in favor of what we believe are more attractive opportunities elsewhere.

•  Within consumer staples, the Fund was underweight food and beverage stocks, as well as household and personal products names, which worked against us. In particular, the Fund did not hold Procter & Gamble, which outperformed during the period. We are currently finding what we believe are better opportunities outside of P&G and the household sector in general.

•  Security selection in the energy sector resulted in underperformance compared to the benchmark.

•  Security selection detracted from results most notably in energy, where the Fund held an underweight position in Exxon Mobil. Unlike most energy stocks, Exxon Mobil posted positive absolute returns in the fourth quarter as many investors viewed it to be a "safe haven" in this period of panic, due to the large amount of cash on its balance sheet.

•  The Fund's oil services holdings, such as Halliburton and Baker Hughes, also lagged the benchmark. We see good value in the oil service sector as the push toward more technology-intensive projects like deepwater oil and shale gas represents a structural trend.

•  The Fund's holdings in Peabody Energy and Marathon Oil underperformed as well. (For details, see "Portfolio Highlights.")

•  Within financials, an overweight to diversified financials and insurance detracted from the Fund's returns. Within insurance, the Fund's holding in Hartford Financial underperformed and was sold during the period. (For details, see "Portfolio Highlights.")

•  The Fund's telecom stock selection made a negative contribution to returns.

•  The Fund's position in Sprint declined, while shares of Verizon, which the Fund did not hold, gained during the period. As with many equity sectors, stronger balance sheets were rewarded during this period. Those companies that appear to need more access to near-term credit tended to underperform, and this was a contributing factor in the performance of telecom stocks during the second half of 2008. (For details, see "Portfolio Highlights.")

UBS U.S. Large Cap Value Equity Fund

Portfolio highlights

•  Wells Fargo was a positive contributor to performance, particularly after the company was upgraded by analysts, who believe the company is well-capitalized to withstand the credit crisis. Our expectations for the company's provisions are higher than industry average due to its mix of businesses. In addition, the stock performed well as discussions of a merger with Wachovia proceeded to gain momentum.

•  Not owning shares of troubled American International Group (AIG) contributed positively to relative performance. The insurer's shares plunged 84% in September, driven by the bailout by the US Federal Reserve earlier in the month that provided AIG with an $85 billion lifeline to help keep the firm solvent. The initial failure of the US Congress to approve the government's $700 billion bailout proposal caused AIG's stock price to plummet further. The company has asked for and received additional funds from the government.

•  The Fund's position in Macy's contributed positively to performance for the period. Despite weak holiday sales, Macy's was able to shore up its liquidity position by amending its credit agreements, alleviating previous liquidity concerns. While we expect the company will continue to be buffeted by near-term headwinds, we believe the stock has more than priced in a significant consumer slowdown, as well as overdone the valuation impact of a secular decline of the US department store. While there has been recent concern about liquidity, we are confident the company is not facing a liquidity issue.

•  Shares of Medco Health Solutions posted strong relative performance during the six months. Despite a considerable slowdown in prescription drug sales in 2008, the pharmacy benefits manager remained resilient with its healthy fundamentals and strong business models that should allow it to continue to outperform when the economic outlook improves. We believe Medco remains well-positioned to benefit from increasing generic and mail order penetration of prescription drugs.

•  Peabody Energy detracted from relative performance in the period, as the company's shares fell sharply. Peabody has felt the negative effects of reduced demand and lower coal prices in the market, which translated into a turbulent fourth quarter. Over the long term, however, we feel that constraints in competing electricity generation methods and fuels will lead to an increasing need for coal, despite the environmental headwinds.

•  Shares of Marathon Oil detracted from relative performance during the period. The oil refiner announced the sale of its 50% ownership stake in Pilot Travel Centers for $700 million. The Fund remains overweight to the stock and we believe the market may be underestimating the scope of Marathon's upstream opportunity set beyond 2010.

•  The Fund's position in Hartford Financial hindered performance during the reporting period and was sold during the period. Hartford Financial's shares tumbled on concerns about its exposure of over $500 million to collapsed companies, including Washington Mutual, Lehman Brothers, and rival insurer AIG. Similar to AIG, currently Hartford Financial provides both insurance and financial services and holds a portfolio of subprime mortgage loans. Hartford's property and casualty business was also negatively impacted by Hurricanes Gustav and Ike.

UBS U.S. Large Cap Value Equity Fund

•  Sprint traded lower during the period, despite recently announcing that the WIMAX broadband wireless network is ready for commercial services. WIMAX offers data transmission at much faster speeds than other wireless services. Despite recent losses in the client base, we remain confident in the Fund's current position and believe the carrier will have success capturing new revenues through new customers and by upgrading their current client plans.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS U.S. Large Cap Value Equity Fund

Average annual total return (unaudited)

		6 months ended 12/31/08	1 year ended 12/31/08	5 years ended 12/31/08	Inception(1) to 12/31/08
Before deducting	Class A(2)	-30.45%	-40.24%	-2.40%	-0.36%
maximum sales charge	Class B(3)	-30.80	-40.76	-3.14	-0.51
	Class C(4)	-30.82	-40.73	-3.13	-0.78
	Class Y(5)	-30.38	-40.09	-2.15	-0.16
After deducting maximum	Class A(2)	-34.27	-43.53	-3.50	-1.16
sales charge	Class B(3)	-33.70	-43.24	-3.35	-0.51
	Class C(4)	-31.40	-41.22	-3.13	-0.78
Russell 1000 Value Index(6)		-26.93	-36.85	-0.79	0.13

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.33% and 1.11%; Class B—2.18% and 1.86%; Class C—2.11% and 1.86%; Class Y—1.14% and 0.86%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.10% for Class A shares, 1.85% for Class B shares, 1.85% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception dates of UBS U.S. Large Cap Value Equity Fund Class A shares is 12/07/01. Inception dates of Class B and Class C shares are 11/08/01 and 12/12/01, respectively. Inception date of Class Y shares and the index is 06/29/01.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Top ten equity holdings (unaudited)(1)

As of December 31, 2008

Percentage of net assets
General Electric Co.	5.1%
AT&T, Inc.	4.1
JPMorgan Chase & Co.	3.8
Chevron Corp.	3.6
Comcast Corp., Class A	3.3
Wells Fargo & Co.	3.0
Exxon Mobil Corp.	2.8
Intel Corp.	2.8
FedEx Corp.	2.7
Wyeth	2.7
Total	33.9%

(1)  Figures represent the direct investments of the UBS U.S. Large Cap Value Equity Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets as of December 31, 2008

Common stocks
Air freight & logistics	2.65%
Auto components	3.10
Beverages	1.46
Biotechnology	2.71
Building products	0.71
Capital markets	3.66
Chemicals	0.61
Commercial banks	6.78
Computers & peripherals	0.97
Consumer finance	1.39
Diversified financial services	3.81
Diversified telecommunication services	4.14
Electric utilities	7.48
Energy equipment & services	2.79
Health care equipment & supplies	2.81
Health care providers & services	1.64
Hotels, restaurants & leisure	1.64
Household durables	1.23
Industrial conglomerates	5.08
Insurance	6.43%
Machinery	4.29
Media	6.57
Multiline retail	1.51
Multi-utilities	3.28
Oil, gas & consumable fuels	13.88
Pharmaceuticals	2.65
Road & rail	2.01
Semiconductors & semiconductor equipment	2.79
Wireless telecommunication services	0.73
Total common stocks	98.80
Investment company
SPDR Trust, Series 1	0.32
Short-term investment	0.49
Total investments	99.61
Cash and other assets, less liabilities	0.39
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Large Cap Value Equity Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Large Cap Value Equity Fund—Portfolio of investments

December 31, 2008

Security description	Shares	Value
Common stocks—98.80%
Air freight & logistics—2.65%
FedEx Corp.	23,100	$1,481,865
Auto components—3.10%
BorgWarner, Inc.	35,000	761,950
Johnson Controls, Inc.	53,500	971,560
		1,733,510
Beverages—1.46%
Constellation Brands, Inc., Class A*	51,700	815,309
Biotechnology—2.71%
Amgen, Inc.*	22,100	1,276,275
Cephalon, Inc.*	3,100	238,824
		1,515,099
Building products—0.71%
Masco Corp.	35,850	399,010
Capital markets—3.66%
Bank of New York Mellon Corp.	41,800	1,184,194
Morgan Stanley	53,600	859,744
		2,043,938
Chemicals—0.61%
Celanese Corp., Series A	27,200	338,096
Commercial banks—6.78%
City National Corp.	9,700	472,390
Fifth Third Bancorp	73,800	609,588
SunTrust Banks, Inc.	35,500	1,048,670
Wells Fargo & Co.	56,200	1,656,776
		3,787,424
Computers & peripherals—0.97%
Seagate Technology	121,800	539,574
Consumer finance—1.39%
Discover Financial Services	81,500	776,695
Diversified financial services—3.81%
JPMorgan Chase & Co.	67,470	2,127,329
Diversified telecommunication services—4.14%
AT&T, Inc.	81,150	2,312,775
Electric utilities—7.48%
American Electric Power Co., Inc.	41,200	1,371,136
Exelon Corp.	21,900	1,217,859
Northeast Utilities	42,000	1,010,520
Pepco Holdings, Inc.	32,700	580,752
		4,180,267
Energy equipment & services—2.79%
Baker Hughes, Inc.	26,900	862,683
Halliburton Co.	38,300	696,294
		1,558,977
Health care equipment & supplies—2.81%
Covidien Ltd.	33,900	1,228,536
Zimmer Holdings, Inc.*	8,500	343,570
		1,572,106

Security description	Shares	Value
Health care providers & services—1.64%
Medco Health Solutions, Inc.*	21,800	$913,638
Hotels, restaurants & leisure—1.64%
Carnival Corp.	37,700	916,864
Household durables—1.23%
Fortune Brands, Inc.	16,700	689,376
Industrial conglomerates—5.08%
General Electric Co.	175,000	2,835,000
Insurance—6.43%
ACE Ltd.	22,100	1,169,532
Aflac, Inc.	24,500	1,123,080
MetLife, Inc.	25,600	892,416
Principal Financial Group, Inc.	18,100	408,517
		3,593,545
Machinery—4.29%
Illinois Tool Works, Inc.	39,400	1,380,970
PACCAR, Inc.	35,500	1,015,300
		2,396,270
Media—6.57%
Comcast Corp., Class A	110,500	1,865,240
Interpublic Group of Cos., Inc.*	133,500	528,660
News Corp., Class A	74,400	676,296
Omnicom Group, Inc.	22,300	600,316
		3,670,512
Multiline retail—1.51%
Macy's, Inc.	81,700	845,595
Multi-utilities—3.28%
MDU Resources Group, Inc.	34,100	735,878
NiSource, Inc.	31,300	343,361
Sempra Energy	17,600	750,288
		1,829,527
Oil, gas & consumable fuels—13.88%
Anadarko Petroleum Corp.	16,200	624,510
Chevron Corp.	27,200	2,011,984
Exxon Mobil Corp.	19,550	1,560,677
Hess Corp.	12,400	665,136
Marathon Oil Corp.	48,800	1,335,168
Peabody Energy Corp.	31,000	705,250
Sunoco, Inc.	10,800	469,368
Ultra Petroleum Corp.*	11,000	379,610
		7,751,703
Pharmaceuticals—2.65%
Wyeth	39,500	1,481,645
Road & rail—2.01%
Burlington Northern Santa Fe Corp.	6,900	522,399
Ryder System, Inc.	15,500	601,090
		1,123,489
Semiconductors & semiconductor equipment—2.79%
Intel Corp.	106,200	1,556,892

UBS U.S. Large Cap Value Equity Fund—Portfolio of investments

December 31, 2008

Security description	Shares	Value
Common stocks—(concluded)
Wireless telecommunication services—0.73%
Sprint Nextel Corp.*	223,457	$408,926
Total common stocks (cost $76,500,654)		55,194,956
Investment company—0.32%
SPDR Trust, Series 1 (cost $173,326)	2,000	180,480

Security description	Shares	Value
Short-term investment—0.49%
Other—0.49%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 1.54%(1),(2) (cost $272,891)	272,891	$272,891
Total investments—99.61% (cost $76,946,871)		55,648,327
Cash and other assets, less liabilities—0.39%		216,698
Net assets—100.00%		$55,865,025

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $76,946,871; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,225,725
Gross unrealized depreciation	(23,524,269)
Net unrealized depreciation	$(21,298,544)

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at December 31, 2008.

See accompanying notes to financial statements.

UBS U.S. Mid Cap Growth Equity Fund

Portfolio performance

For the six months ended December 31, 2008, Class A shares of UBS U.S. Mid Cap Growth Equity Fund (the "Fund") declined 40.19% (Class A shares declined 43.45% after the deduction of the maximum sales charge), while Class Y shares declined 39.89%. The Fund's benchmark, the Russell Midcap Growth Index (the "Index"), declined 40.26% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 104; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund kept pace with its benchmark during the reporting period.

Portfolio performance summary

What worked

•  Stock selection in the information technology sector contributed to Fund returns for the six months.

•  The technology sector makes up the largest weight in the Fund's benchmark Russell Midcap Growth Index, and was our largest source of excess returns in the Fund during the period.

•  Along with the Fund's core long term holdings in the sector, we are also finding what we view as compelling opportunities in companies that are benefiting from strength in their product cycles, as well as firms with stable business models and significant recurring revenues.

•  Successful holdings included names such as F5 Networks, Solera Holdings, and Concur Technologies. (For details, see "Portfolio Highlights.")

•  Security selection in the financial sector also had a positive effect on performance.

•  Because financial stocks make up only 6% of the Fund's benchmark Index, stock selection is key to our success within the group. The sector includes relatively few large, well-known firms. We rely on our independent fundamental research in our effort to identify undervalued names that are poised to outperform.

•  One such name during the period was Digital Realty Trust, a real estate investment trust ("REIT"). Although the national real estate market declined as a result of the credit crisis, Digital Realty was able to maintain its value. (For details, see "Portfolio Highlights.")

•  The Fund holds shares in several exchanges, including the NASDAQ OMX Group. The market volatility of the past four months has led to strong earnings growth for the exchanges. High trading volume—the period in question had several days that set records for shares traded—led to higher relative share prices for these names.

•  In the materials group, our underweight position and stock selection both made positive contributions to Fund returns.

•  As commodity prices declined sharply starting in September, many companies in the materials sector were punished. The Fund's reduced exposure to this group improved its relative returns.

UBS U.S. Mid Cap Growth Equity Fund

•  Among stock holdings, Ecolab sharply outperformed most other materials stocks. Though shares of Ecolab declined, the loss was small relative to the rest of the group. (For details, see "Portfolio Highlights.")

•  The Fund's overweight to the health care sector added to returns for the period.

•  The Fund's sector allocations are a by-product of our bottom-up, fundamental research. We seek to identify and own companies whose future growth, in our view, is underestimated by the market. Our research points to opportunities in health care companies with strong pricing power and little direct competition. We believe the names held by the Fund stand to profit from the demographic changes that will create higher demand for their products.

•  In a volatile period with continued headwinds and an elevated sense of fear among investors, defensive sectors such as health care outperformed the broader market. In general, the earnings of these companies are not as variable as those of other sectors. As health care stocks made gains, the Fund's relative returns benefited.

What didn't work

•  Stock selection in the consumer staples sector detracted from performance. Deteriorating consumer sentiment had a negative effect on several stocks held in the Fund that we believe offer an excellent risk-reward tradeoff.

•  Vodka producer Central European Distribution was hurt by concerns about the Eastern European economy and the devaluation of the ruble. (For details, see "Portfolio Highlights.")

•  In the personal products group of the consumer staples sector, Bare Escentuals was a disappointment and was sold during the period. (For details, see "Portfolio Highlights.")

•  The Fund's overweight to energy stocks hindered returns as commodity prices declined.

•  We have long-term confidence in the names held by the Fund, but the energy sector sold off rapidly during the period. Valuations continue primarily to reflect near-term weakness and significantly discount long term growth prospects. Therefore, we believe the capital appreciation potential of companies with strong organic growth profiles in the energy sector remains high.

Portfolio highlights

•  Shares of Solera Holdings performed well for the period, benefiting Fund performance. The company added to its portfolio of automobile insurance claims-processing products with an international acquisition. As claims processing moves from paper to electronic in international markets, we believe Solera will benefit. We also expect that expanding services will allow Solera to increase its revenue per claim. Solera's vast database provides a significant competitive advantage over peers and potential entrants. We believe the company will continue to grow organically and via external growth, especially outside the United States.

UBS U.S. Mid Cap Growth Equity Fund

•  Digital Realty Trust is a Real Estate Investment Trust focused on data centers. It performed well in the six month period as concerns over the high cost of capital eased somewhat, benefiting Fund performance. Many REITs have been burdened by their significant debt loads and need to access capital markets. However, according to our research, Digital Realty Trust can internally fund all of its development needs for the next two years. Further, we believe the trust would have access to funds if projects with high returns required them. The data center industry is currently in a significant supply/demand imbalance, a condition which heavily favors Digital Realty Trust, and which has been exacerbated and likely extended by the credit crisis. This dynamic affords very good pricing power to those who own data centers, and tilts the competitive landscape significantly towards participants who have the capital to develop new facilities. Digital Realty Trust is one of these players.

•  Ecolab posted strong relative performance during the period, helping the Fund overall. Ecolab is the leading global provider of cleaning and sanitizing products and programs to the lodging, restaurant, healthcare, education, food and beverage industries. The company has developed a strong sales culture over the past 80 years. Its global sales force of more than 13,000 people is its key competitive advantage as it pursues future market share gains in a highly fragmented industry. Going forward, continued investments in the sales and service infrastructure and a very focused end-market approach should allow Ecolab to continue outgrowing its industry. Finally, the company has substantial opportunities to improve its profitability, particularly in its international divisions. We believe Ecolab is capable of delivering mid-teens earnings growth for the next decade.

•  Central European Distribution Corp. ("CEDC") hurt Fund performance for the period. The company continues to be a leading supplier of vodka and liquor for the Polish and Russian markets. However, with the recent global economic issues, the Russian and Polish currencies have weakened considerably and caused many investors to be concerned with any business transacted in these markets. While some of the transactions CEDC is committed to in the next 12 months are affected by exchange rates or larger lending environments, the company itself appears very well positioned and its products very much in demand. Earnings forecasts are tenuous because of the foreign exchange component. Thus the macro global issues in general, and Eastern European issues in particular, are causing negative sentiment more than any particular business trends fundamental to CEDC. We continue to like the basic business model of CEDC and its position as a beneficiary of consolidation in the industry in these markets.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS U.S. Mid Cap Growth Equity Fund

Average annual total return (unaudited)

		6 months ended 12/31/08	1 year ended 12/31/08	Inception(1) to 12/31/08
Before deducting	Class A(2)	-40.19%	-44.55%	-16.55%
maximum sales charge	Class C(3)	-41.10	-45.60	-18.61
	Class Y(4)	-39.89	-44.15	-15.67
After deducting maximum	Class A(2)	-43.45	-47.59	-18.24
sales charge	Class C(3)	-41.67	-46.13	-18.61
Russell Midcap Growth Index(5)		-40.26	-44.32	-14.77

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—4.59% and 1.46%; Class C—5.50% and 2.21%; Class Y—4.13% and 1.21%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, otherwise do not exceed 1.45% for Class A shares, 2.20% for Class C shares and 1.20% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Mid Cap Growth Equity Fund Class A shares is 03/31/06. Inception date of Class C shares is 04/21/06. Inception date of Class Y shares and the index is 03/27/06.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Mid Cap Growth Equity Fund

Top ten equity holdings (unaudited)(1)

As of December 31, 2008

Percentage of net assets
Ecolab, Inc.	3.3%
Burger King Holdings, Inc.	3.3
Fiserv, Inc.	3.1
TD Ameritrade Holding Corp.	3.1
WMS Industries, Inc.	3.0
Dun & Bradstreet Corp.	2.9
Amphenol Corp., Class A	2.5
Solera Holdings, Inc.	2.4
Cognizant Technology Solutions Corp., Class A	2.3
Thermo Fisher Scientific, Inc.	2.3
Total	28.2%

(1)  Figures represent the direct investments of the UBS U.S. Mid Cap Growth Equity Fund. Figures could be different if a breakdown of the underlying investment company was included

Industry diversification (unaudited)(2)

As a percentage of net assets as of December 31, 2008

Common stocks
Air freight & logistics	0.89%
Beverages	1.23
Biotechnology	1.01
Capital markets	3.76
Chemicals	3.33
Commercial services & supplies	3.89
Communications equipment	1.30
Computers & peripherals	4.04
Construction & engineering	1.66
Distributors	1.10
Diversified consumer services	1.74
Diversified financial services	2.91
Electrical equipment	1.06
Electronic equipment, instruments & components	2.53
Energy equipment & services	1.62
Health care equipment & supplies	4.53
Health care providers & services	9.26
Hotels, restaurants & leisure	8.43
IT services	5.40
Life sciences tools & services	3.92%
Machinery	3.34
Oil, gas & consumable fuels	6.69
Professional services	2.93
Real estate investment trusts (REITs)	1.87
Semiconductors & semiconductor equipment	1.52
Software	6.77
Textiles, apparel & luxury goods	0.83
Trading companies & distributors	0.80
Wireless telecommunication services	5.89
Total common stocks	94.25
Investment company
iShares Russell Midcap Growth Index Fund	1.70
Short-term investment	1.85
Total investments	97.80
Cash and other assets, less liabilities	2.20
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Mid Cap Growth Equity Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Mid Cap Growth Equity Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—94.25%
Air freight & logistics—0.89%
C.H. Robinson Worldwide, Inc.	600	$33,018
Beverages—1.23%
Central European Distribution Corp.*	2,300	45,310
Biotechnology—1.01%
BioMarin Pharmaceutical, Inc.*	2,100	37,380
Capital markets—3.76%
TD Ameritrade Holding Corp.*	7,900	112,575
Waddell & Reed Financial, Inc.	1,700	26,282
		138,857
Chemicals—3.33%
Ecolab, Inc.	3,500	123,025
Commercial services & supplies—3.89%
EnergySolutions, Inc.	3,600	20,340
Republic Services, Inc.	2,665	66,065
Stericycle, Inc.*	1,100	57,288
		143,693
Communications equipment—1.30%
F5 Networks, Inc.*	2,100	48,006
Computers & peripherals—4.04%
Data Domain, Inc.*	1,600	30,080
NCR Corp.*	5,900	83,426
Teradata Corp.*	2,400	35,592
		149,098
Construction & engineering—1.66%
Quanta Services, Inc.*	3,100	61,380
Distributors—1.10%
LKQ Corp.*	3,500	40,810
Diversified consumer services—1.74%
Strayer Education, Inc.	300	64,323
Diversified financial services—2.91%
CME Group, Inc.	100	20,811
IntercontinentalExchange, Inc.*	600	49,464
Nasdaq OMX Group, Inc.*	1,500	37,065
		107,340
Electrical equipment—1.06%
Roper Industries, Inc.	900	39,069
Electronic equipment, instruments & components—2.53%
Amphenol Corp., Class A	3,900	93,522
Energy equipment & services—1.62%
Complete Production Services, Inc.*	3,000	24,450
National Oilwell Varco, Inc.*	800	19,552
Smith International, Inc.	700	16,023
		60,025
Health care equipment & supplies—4.53%
C.R. Bard, Inc.	800	67,408
Hologic, Inc.*	2,364	30,898
Immucor, Inc.*	2,600	69,108
		167,414

Security description	Shares	Value
Health care providers & services—9.26%
Aetna, Inc.	1,800	$51,300
DaVita, Inc.*	1,100	54,527
Express Scripts, Inc.*	1,200	65,976
Fresenius Medical Care AG & Co. KGaA	900	42,462
Henry Schein, Inc.*	1,200	44,028
Pediatrix Medical Group, Inc.*	800	25,360
Psychiatric Solutions, Inc.*	2,100	58,485
		342,138
Hotels, restaurants & leisure—8.43%
Burger King Holdings, Inc.	5,100	121,788
Darden Restaurants, Inc.	600	16,908
Gaylord Entertainment Co.*	1,800	19,512
Life Time Fitness, Inc.*	2,000	25,900
WMS Industries, Inc.*	4,100	110,290
Wynn Resorts Ltd.*	400	16,904
		311,302
IT services—5.40%
Cognizant Technology Solutions Corp., Class A*	4,800	86,688
Fiserv, Inc.*	3,100	112,747
		199,435
Life sciences tools & services—3.92%
Qiagen NV*	3,400	59,704
Thermo Fisher Scientific, Inc.*	2,500	85,175
		144,879
Machinery—3.34%
Flowserve Corp.	700	36,050
Harsco Corp.	1,400	38,752
SPX Corp.	1,200	48,660
		123,462
Oil, gas & consumable fuels—6.69%
CONSOL Energy, Inc.	500	14,290
Continental Resources, Inc.*	1,800	37,278
Newfield Exploration Co.*	2,400	47,400
Quicksilver Resources, Inc.*	2,800	15,596
Range Resources Corp.	1,000	34,390
Southwestern Energy Co.*	2,300	66,631
XTO Energy, Inc.	900	31,743
		247,328
Professional services—2.93%
Dun & Bradstreet Corp.	1,400	108,080
Real estate investment trusts (REITs)—1.87%
Digital Realty Trust, Inc.	2,100	68,985
Semiconductors & semiconductor equipment—1.52%
ASML Holding NV, Class G	1,400	25,298
Tessera Technologies, Inc.*	2,600	30,888
		56,186

UBS U.S. Mid Cap Growth Equity Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—(concluded)
Software—6.77%
Concur Technologies, Inc.*	1,600	$52,512
Micros Systems, Inc.*	3,400	55,488
Nuance Communications, Inc.*	5,100	52,836
Solera Holdings, Inc.*	3,700	89,170
		250,006
Textiles, apparel & luxury goods—0.83%
Gildan Activewear, Inc.*	2,600	30,576
Trading companies & distributors—0.80%
MSC Industrial Direct Co., Class A	800	29,464
Wireless telecommunication services—5.89%
American Tower Corp., Class A*	2,300	67,436
MetroPCS Communications, Inc.*	5,600	83,160
SBA Communications Corp., Class A*	4,100	66,912
		217,508
Total common stocks (cost $5,115,346)		3,481,619

Security description	Shares	Value
Investment company—1.70%
iShares Russell Midcap Growth Index Fund (cost $73,783)	2,000	$62,640
	Units
Short-term investment—1.85%
Investment company—1.85%
UBS Cash Management Prime Relationship Fund, 1.53%(1),(2) (cost $68,509)	68,509	68,509
Total investments—97.80% (cost $5,257,638)		3,612,768
Cash and other assets, less liabilities—2.20%		81,419
Net assets—100.00%		$3,694,187

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $5,257,638; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$53,067
Gross unrealized depreciation	(1,697,937)
Net unrealized depreciation	$(1,644,870)

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at December 31, 2008.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2008, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") declined 40.64% (Class A shares declined 43.89% after the deduction of the maximum sales charge), while Class Y shares declined 40.53%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), declined 32.51% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 110; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund underperformed primarily due to stock selection in the health care sector.

Portfolio performance summary

What worked

•  An overweight position in consumer discretionary stocks, along with strong stock selection in the sector, contributed positively to the Fund's returns.

•  Panera Bread was one of the Fund's top-performing holdings for the six months. (For details, see "Portfolio Highlights.")

•  Other success stories include Gymboree, which maintained its earnings growth in the face of reduced consumer spending.

•  The Fund benefited from stock selection and an overweight in the industrials group.

•  The small cap growth industrials sector is well diversified. The Fund's holdings in this sector include aerospace/defense, trucking, construction and engineering and marine and machinery companies. One example of a stock in the sector, AAR Corp., performed well during the period. (For details, see "Portfolio Highlights.")

•  Within the industrials, we recently increased the Fund's exposure to more defensive names given the macroeconomic uncertainty. These names include a provider of specialized nuclear services and a hazardous waste removal company.

What didn't work

•  Stock selection in health care was the largest negative factor in the Fund's returns. Companies such as ICON PLC and PAREXEL International, which we sold during the period, suffered sharp declines. (For details, see "Portfolio Highlights.")

•  Within the information technology group, stock selection underperformed the benchmark.

•  The Fund's holdings in the electronic equipment and instruments group suffered, including Technitrol.

•  Software maker FalconStor Software hindered returns, as well.

•  Shares of semiconductor manufacturer Microsemi Corp. were down for the six months. (For details, see "Portfolio Highlights.")

UBS U.S. Small Cap Growth Fund

•  The names the Fund held in the energy sector—in particular, energy equipment and services names—posted weak relative performance.

•  Many energy names saw their share prices decline due to rapid declines in oil and natural gas prices during the last four months of 2008. We believe this price shift has created a number of opportunities in the energy sector. Notably, we sought to take advantage of attractively priced names in the oil services industry. We view these companies to be well positioned as the growing number and complexity of oil projects around the world should result in continued demand for the logistical infrastructure that these companies provide.

Portfolio highlights

•  Panera Bread, an owner and franchisor of bakery cafes under the Panera Bread and Saint Louis Bread Co. names, benefited performance during the period. The company saw its shares rise during the fourth quarter after posting better than expected earnings and providing guidance in line with estimates. Management also reassured investors of the company's ability to grow earnings despite the current economic headwinds. Commodity cost declines coupled with menu price increases should allow the company to expand margins and grow earnings in 2009.

•  AAR Corp. posted gains during the period, after reporting better than expected earnings, benefiting performance. Investors also were hopeful that declining oil prices will benefit the supplier of aftermarket products and services to the aviation and aerospace industry.

•  Microsemi Corp., a leading designer and manufacturer of high-performance analog, mixed-signal, and high-reliability discrete semiconductors, saw its stock underperform mostly due to a pullback during December as questions regarding the CEO's academic background emerged. In addition, the Justice Department announced it is challenging Microsemi's recent acquisition of Semicoa.

•  PAREXEL International Corp., a leading provider of contract research for the biotech and pharmaceutical industries, suffered a decline in its share price from the company's 2009 earnings guidance that was below Wall Street's expectations. The strong dollar and weak revenue pipeline were blamed for the lowered expectations, and this position was sold from the Fund's portfolio during the period.

•  ICON PLC, a top provider of contract research for the biotech and pharmaceutical industries, saw its shares driven lower by concerns that some of the company's customers are underfunded. In addition, the strong dollar has reduced ICON'S revenue growth, but the company's overhead expenses are denominated in Euros.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS U.S. Small Cap Growth Fund

Average annual total return (unaudited)

		6 months ended 12/31/08	1 year ended 12/31/08	5 years ended 12/31/08	10 years ended 12/31/08	Inception(1) to 12/31/08
Before deducting	Class A(2)	-40.64%	-44.28%	-5.75%	3.03%	3.03%
maximum sales charge	Class B(3)	-40.82	-44.69	-6.44	N/A	-1.33
	Class C(4)	-40.81	-44.68	-6.44	N/A	-1.71
	Class Y(5)	-40.53	-44.11	-5.51	3.32	1.79
After deducting maximum	Class A(2)	-43.89	-47.37	-6.80	2.45	2.45
sales charge	Class B(3)	-43.78	-47.45	-6.76	N/A	-1.33
	Class C(4)	-41.40	-45.23	-6.44	N/A	-1.71
Russell 2000 Growth Index(6)		-32.51	-38.54	-2.35	-0.76	-1.32

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.47% and 1.28%; Class B—2.20% and 2.03%; Class C—2.25% and 2.03%; Class Y—1.12% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.28% for Class A shares, 2.03% for Class B shares, 2.03% for Class C shares and 1.03% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Small Cap Growth Fund Class A shares is 12/31/98. Inception dates of Class B and Class C shares are 11/07/01 and 11/19/01, respectively. Inception date of Class Y shares and the index is 09/30/97.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)(1)

As of December 31, 2008

Percentage of net assets
Panera Bread Co., Class A	2.6%
Nice Systems Ltd. ADR	2.6
Hub Group, Inc., Class A	2.4
ESCO Technologies, Inc.	2.4
Landstar System, Inc.	2.2
Nuance Communications, Inc.	2.1
Ventas, Inc.	2.1
EMCOR Group, Inc.	2.0
Clean Harbors, Inc.	2.0
Chattem, Inc.	1.9
Total	22.3%

(1)  Figures represent the direct investments of the UBS U.S. Small Cap Growth Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets as of December 31, 2008

Common stocks
Aerospace & defense	3.57%
Air freight & logistics	2.40
Biotechnology	7.01
Commercial services & supplies	4.53
Communications equipment	7.50
Computers & peripherals	1.36
Construction & engineering	2.02
Containers & packaging	1.73
Distributors	1.87
Electrical equipment	1.57
Electronic equipment, instruments & components	0.92
Energy equipment & services	2.24
Food products	0.83
Health care equipment & supplies	8.06
Health care providers & services	6.64
Health care technology	4.08
Hotels, restaurants & leisure	5.35
IT services	0.74
Life sciences tools & services	2.37
Machinery	4.29
Metals & mining	0.76%
Oil, gas & consumable fuels	3.46
Personal products	1.92
Pharmaceuticals	0.75
Professional services	0.38
Real estate investment trusts (REITs)	2.63
Road & rail	2.18
Semiconductors & semiconductor equipment	4.21
Software	7.00
Specialty retail	5.03
Textiles, apparel & luxury goods	1.34
Total common stocks	98.74
Investment company
iShares Russell 2000 Growth Index Fund	0.35
Short-term investment	1.31
Investment of cash collateral from securities loaned	7.81
Total investments	108.21
Liabilities, in excess of cash and other assets	(8.21)
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Small Cap Growth Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Small Cap Growth Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—98.74%
Aerospace & defense—3.57%
AAR Corp.*	166,600	$3,067,106
Stanley, Inc.*	95,760	3,468,427
		6,535,533
Air freight & logistics—2.40%
Hub Group, Inc., Class A*	165,400	4,388,062
Biotechnology—7.01%
Alkermes, Inc.*	106,200	1,131,030
Allos Therapeutics, Inc.*	152,800	935,136
Array Biopharma, Inc.*	171,600	694,980
BioMarin Pharmaceutical, Inc.*	60,500	1,076,900
Genomic Health, Inc.*(1)	79,900	1,556,452
Halozyme Therapeutics, Inc.*	200,500	1,122,800
Incyte Corp. Ltd.*	171,300	649,227
Isis Pharmaceuticals, Inc.*	88,100	1,249,258
Onyx Pharmaceuticals, Inc.*	30,700	1,048,712
Regeneron Pharmaceuticals, Inc.*	80,500	1,477,980
Rigel Pharmaceuticals, Inc.*(1)	79,000	632,000
Seattle Genetics, Inc.*(1)	140,618	1,257,125
		12,831,600
Commercial services & supplies—4.53%
Clean Harbors, Inc.*	57,400	3,641,456
EnergySolutions, Inc.	214,200	1,210,230
Healthcare Services Group, Inc.	103,500	1,648,755
InnerWorkings, Inc.*(1)	272,800	1,786,840
		8,287,281
Communications equipment—7.50%
Blue Coat Systems, Inc.*	132,000	1,108,800
Ceragon Networks Ltd.*	203,900	1,029,695
Comtech Telecommunications Corp.*(1)	73,100	3,349,442
F5 Networks, Inc.*	121,500	2,777,490
Neutral Tandem, Inc.*	48,200	781,804
Nice Systems Ltd. ADR*	208,200	4,678,254
		13,725,485
Computers & peripherals—1.36%
Compellent Technologies, Inc.*	95,500	929,215
Stratasys, Inc.*(1)	145,339	1,562,394
		2,491,609
Construction & engineering—2.02%
EMCOR Group, Inc.*	165,200	3,705,436
Containers & packaging—1.73%
Rock-Tenn Co., Class A	92,556	3,163,564
Distributors—1.87%
LKQ Corp.*	294,400	3,432,704
Electrical equipment—1.57%
Energy Conversion Devices, Inc.*(1)	43,000	1,084,030
EnerSys*	162,300	1,785,300
		2,869,330

Security description	Shares	Value
Electronic equipment, instruments & components—0.92%
Cogent, Inc.*	99,600	$1,351,572
Technitrol, Inc.	95,889	333,694
		1,685,266
Energy equipment & services—2.24%
Complete Production Services, Inc.*	147,605	1,202,981
Core Laboratories NV	25,100	1,502,486
T-3 Energy Services, Inc.*	77,400	730,656
Tetra Technologies, Inc.*	137,750	669,465
		4,105,588
Food products—0.83%
Darling International, Inc.*	278,600	1,529,514
Health care equipment & supplies—8.06%
CONMED Corp.*	86,000	2,058,840
Haemonetics Corp.*	44,400	2,508,600
Hansen Medical, Inc.*(1)	99,500	718,390
Integra LifeSciences Holdings Corp.*(1)	96,200	3,421,834
Natus Medical, Inc.*	169,150	2,190,493
ResMed, Inc.*	52,000	1,948,960
STERIS Corp.	79,800	1,906,422
		14,753,539
Health care providers & services—6.64%
Emergency Medical Services Corp., Class A*	17,500	640,675
HMS Holdings Corp.*	78,363	2,470,002
LHC Group, Inc.*	74,400	2,678,400
Pediatrix Medical Group, Inc.*	48,300	1,531,110
Psychiatric Solutions, Inc.*	89,000	2,478,650
VCA Antech, Inc.*	118,800	2,361,744
		12,160,581
Health care technology—4.08%
MedAssets, Inc.*	168,200	2,455,720
Omnicell, Inc.*	212,500	2,594,625
Phase Forward, Inc.*	193,600	2,423,872
		7,474,217
Hotels, restaurants & leisure—5.35%
CKE Restaurants, Inc.	306,100	2,656,948
Panera Bread Co., Class A*(1)	91,000	4,753,840
Texas Roadhouse, Inc., Class A*	307,500	2,383,125
		9,793,913
IT services—0.74%
NeuStar, Inc., Class A*	70,900	1,356,317
Life sciences tools & services—2.37%
Icon PLC ADR*	128,000	2,520,320
Kendle International, Inc.*(1)	70,600	1,815,832
		4,336,152

UBS U.S. Small Cap Growth Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Shares	Value
Common stocks—(concluded)
Machinery—4.29%
Colfax Corp.*	38,200	$396,898
ESCO Technologies, Inc.*	107,000	4,381,650
Middleby Corp.*(1)	64,600	1,761,642
Titan International, Inc.	159,300	1,314,225
		7,854,415
Metals & mining—0.76%
Steel Dynamics, Inc.	123,800	1,384,084
Oil, gas & consumable fuels—3.46%
Arena Resources, Inc.*	80,300	2,255,627
GMX Resources, Inc.*	49,700	1,258,404
PetroHawk Energy Corp.*	58,645	916,621
Whiting Petroleum Corp.*	57,100	1,910,566
		6,341,218
Personal products—1.92%
Chattem, Inc.*(1)	49,100	3,512,123
Pharmaceuticals—0.75%
Auxilium Pharmaceuticals, Inc.*(1)	48,100	1,367,964
Professional services—0.38%
CRA International, Inc.*	25,820	695,333
Real estate investment trusts (REITs)—2.63%
BioMed Realty Trust, Inc.	84,000	984,480
Ventas, Inc.	114,400	3,840,408
		4,824,888
Road & rail—2.18%
Landstar System, Inc.	104,000	3,996,720
Semiconductors & semiconductor equipment—4.21%
Diodes, Inc.*	107,317	650,341
Hittite Microwave Corp.*(1)	83,300	2,454,018
Microsemi Corp.*(1)	199,700	2,524,208
Power Integrations, Inc.(1)	104,200	2,071,496
		7,700,063
Software—7.00%
ArcSight, Inc.*	164,700	1,319,247
Factset Research Systems, Inc.(1)	72,200	3,194,128
FalconStor Software, Inc.*	394,200	1,095,876
Nuance Communications, Inc.*	379,900	3,935,764

Security description	Shares	Value
Software—(concluded)
Progress Software Corp.*	48,300	$930,258
Ultimate Software Group, Inc.*	110,100	1,607,460
Verint Systems, Inc.*	104,921	734,447
		12,817,180
Specialty retail—5.03%
Aeropostale, Inc.*	147,300	2,371,530
Chico's FAS, Inc.*	463,200	1,936,176
Children's Place Retail Stores, Inc.*	100,900	2,187,512
Gymboree Corp.*	21,200	553,108
Hibbett Sports, Inc.*	137,600	2,161,696
		9,210,022
Textiles, apparel & luxury goods—1.34%
Phillips-Van Heusen Corp.	121,800	2,451,834
Total common stocks (cost $256,039,680)		180,781,535
Investment company—0.35%
iShares Russell 2000 Growth Index Fund (cost $565,649)	12,700	645,922
Short-term investment—1.31%
Other—1.31%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 1.54%(2),(3) (cost $2,391,516)	2,391,516	2,391,516
Investment of cash collateral from securities loaned—7.81%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 1.54%(2),(3) (cost $14,299,270)	14,299,270	14,299,270
Total investments—108.21% (cost $273,296,115)		198,118,243
Liabilities, in excess of cash and other assets—(8.21)%		(15,036,541)
Net assets—100.00%		$183,081,702

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $273,296,115; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$8,099,090
Gross unrealized depreciation	(83,276,962)
Net unrealized depreciation	$(75,177,872)

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at December 31, 2008.

(2)  Investment in affiliated mutual fund.

(3)  The rate shown reflects the yield at December 31, 2008.

ADR  American depositary receipt

See accompanying notes to financial statements.

UBS Absolute Return Bond Fund

Portfolio performance

For the six months ended December 31, 2008, Class A shares of UBS Absolute Return Bond Fund (the "Fund") declined 12.66% (Class A shares declined 14.84% after the deduction of the maximum sales charge), while Class Y shares declined 12.59%. For purposes of comparison, the Merrill Lynch US Treasury 1-3 Year Index returned 4.42%, and the US LIBOR 3-Month Index (the "Index") returned 1.52%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 116; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

During the reporting period, the global banking and financial crisis worsened dramatically, leading to a flight to quality in the bond markets. The Fund's performance suffered amidst extreme market fluctuations. In particular, security selection detracted from performance, more than offsetting the positive performance associated with the Fund's duration positioning and exposure to certain asset classes with greater liquidity.

Portfolio performance summary

What worked

•  The Fund's duration positioning contributed to performance modestly. The Fund's duration (which is a measure of a portfolio's sensitivity to changes in interest rates) was actively managed during the reporting period. During this time, we extended the Fund's duration slightly. By the end of the reporting period, the Fund maintained a negative duration position in the US, a neutral duration position in the UK and Australia and positive duration positions in Japan and the Eurozone. This benefited the Fund as interest rates fell sharply during the six-month period following a global flight to quality.

•  Reallocating a portion of the Fund into more liquid asset classes modestly enhanced results. We continued to shift the Fund into more liquid asset classes in anticipation of worsening credit markets and a potential increase in asset outflows. This helped the Fund's overall performance slightly as credit spreads(1) widened relative to government debt.

What didn't work

•  Security selection significantly detracted from the Fund's performance.

•  The credit crisis intensified during the reporting period, causing many of the Fund's holdings to be negatively impacted by increased price volatility, ongoing liquidity issues and periods of extreme investor risk aversion.

•  The Fund's holdings in the securitized markets significantly detracted from results. The continued fallout from the weakening US housing market negatively impacted the Fund's exposure to various subsectors of the US securitized debt market. In particular, the Fund's holdings in asset-backed securities, residential mortgage-backed securities and collateralized debt obligations were negative contributors to performance. While we feel that the cumulative actions taken by central banks and governments globally will improve financial conditions, it will take time to see meaningful improvements. In the interim, we believe that price volatility is likely to remain elevated.

(1)  The spread is the difference between the yield paid on US Treasury bonds and higher risk securities.

UBS Absolute Return Bond Fund

•  The Fund's corporate bond exposure in the financial sector was not rewarded. The corporate bond market in general, and the financial sector in particular, performed very poorly during the reporting period. Continued mortgage-related write-offs by financial firms, the failure of several global financial institutions, forced selling by leveraged investors and numerous flights to quality caused corporate bond spreads to reach unprecedented wide levels. However, we found opportunity to add some high-quality assets that we viewed to be trading at attractive levels. While we expect that corporate default levels are likely to increase, we believe this is already priced into current spread levels.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS Absolute Return Bond Fund

Average annual total return (unaudited)

		6 months ended 12/31/08	1 year ended 12/31/08	Inception(1) to 12/31/08
Before deducting	Class A(2)	-12.66%	-23.05%	-6.83%
maximum sales charge	Class C(3)	-12.82	-23.23	-7.15
	Class Y(4)	-12.59	-22.96	-6.66
After deducting maximum	Class A(2)	-14.84	-24.94	-7.48
sales charge	Class C(3)	-13.22	-23.57	-7.15
Merrill Lynch US Treasury 1-3 Year Index(5)		4.42	6.61	5.23
US LIBOR 3- Month Index(6)		1.52	3.16	4.54

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—0.99% and 0.99%; Class C—1.32% and 1.32%; Class Y—0.76% and 0.76%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.00% for Class A shares, 1.35% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of all shares of UBS Absolute Return Bond Fund is 04/27/05. Inception date of the indices, for the purpose of this illustration, is 04/30/05.

(2)  Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 0.5% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The Merrill Lynch US Treasury 1-3 Year Index is an unmanaged index tracking short-term US Treasury securities with maturities between 1 and 3 years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(6)  The US LIBOR 3-Month Index is based on LIBOR, the London Interbank Offered Rate, a short-term interest rate that banks charge one another generally representative of the most competitive and current cash rate available. The US LIBOR 3-Month Index tracks the interest rate earned on a three month inter-bank deposit in US dollars. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Absolute Return Bond Fund

Top ten long-term fixed income

holdings (unaudited)

As of December 31, 2008

Percentage of net assets
Bundesschatzanweisungen, 3.750%, due 03/13/09	6.8%
Federal Home Loan Mortgage Corp., 5.000%, due 02/16/17	6.5
Federal Home Loan Mortgage Corp., 4.875%, due 02/9/10	5.1
Federal National Mortgage Association, 6.625%, due 09/15/09	5.1
Federal National Mortgage Association, 4.125%, due 04/15/14	4.9
Hypothekenbank in Essen AG, Series REGS, 5.250%, due 01/17/11	4.6
Federal Home Loan Bank, Series 467, 5.250%, due 06/18/14	4.6
Compagnie de Financement Foncier, 2.375%, due 01/29/09	3.6
Eurohypo AG, 4.000%, due 01/15/10	3.6
Bundesschatzanweisungen, 4.500%, due 06/12/09	3.1
Total	47.9%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2008

Bonds
Corporate bonds
Banks	8.56%
Capital markets	1.49
Chemicals	0.33
Commercial banks	5.24
Diversified financial services	3.91
Electric utilities	0.75
Insurance	0.48
Multiline retail	1.00
Thrifts & mortgage finance	3.60
Tobacco	0.83
Total corporate bonds	26.19
Asset-backed security	0.76
Collateralized debt obligations	1.05
Mortgage & agency debt securities	28.65
Non US government obligations	20.96
Sovereign/supranational bond	0.49
Total bonds	78.10
Short-term investment	13.78
Total investments	91.88
Cash and other assets, less liabilities	8.12
Net assets	100.00%

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount		Value
Bonds—78.10%
Corporate bonds—26.19%
France—5.55%
BNP Paribas, 5.250%, due 12/17/12	EUR	2,165,000	$3,052,382
Compagnie de Financement Foncier, 2.375%, due 01/29/09		4,050,000	5,627,732
Total France corporate bonds			8,680,114
Germany—8.19%
Eurohypo AG, 4.000%, due 01/15/10	EUR	3,950,000	5,549,355
Hypothekenbank in Essen AG, Series REGS, 5.250%, due 01/17/11		5,000,000	7,257,958
Total Germany corporate bonds			12,807,313
Netherlands—1.08%
Linde Finance BV, 7.375%, due 07/14/66(1)	EUR	475,000	511,580
RWE Finance BV, 4.625%, due 08/17/10	GBP	800,000	1,168,421
Total Netherlands corporate bonds			1,680,001
Sweden—1.47%
Svenska Handelsbanken AB, 6.125%, due 03/04/09(1),(2)	GBP	1,840,000	2,294,143
United Kingdom—2.29%
AIB UK 1 LP, 4.781%, due 12/17/14(1),(2)	EUR	720,000	230,192
Anglo Irish Capital UK LP, 5.219%, due 09/29/16(1),(2)		790,000	131,777
Bank of Scotland PLC, 6.375%, due 08/16/19	GBP	1,445,000	1,828,569
Barclays Bank PLC, 4.750%, due 03/15/20(1),(2)	EUR	970,000	438,213
HBOS PLC, 2.981%, due 02/06/14(1)		$400,000	368,000
Reed Elsevier Investments PLC, 5.625%, due 10/20/16	GBP	450,000	574,389
Total United Kingdom corporate bonds			3,571,140
United States—7.25%
Berkshire Hathaway Finance Corp., 4.125%, due 01/15/10		$750,000	757,693
Citigroup, Inc., 5.625%, due 08/27/12		940,000	881,181
General Electric Capital Corp., 5.500%, due 09/15/67(1),(3)	EUR	1,300,000	1,004,331
6.750%, due 03/15/32		$2,900,000	3,083,355
Lehman Brothers Holdings, Inc., 5.125%, due 06/27/14††(4)	EUR	450,000	53,264

Security description	Face amount		Value
United States—(concluded)
Morgan Stanley, 5.300%, due 03/01/13		$1,050,000	$952,236
5.750%, due 10/18/16		1,310,000	1,100,758
RBS Capital Trust A, 6.467%, due 06/30/12(1),(2)	EUR	1,000,000	639,423
UST, Inc., 6.625%, due 07/15/12		$1,375,000	1,291,977
Wal-Mart Stores, Inc., 6.875%, due 08/10/09		1,525,000	1,570,690
Total United States corporate bonds			11,334,908
Virgin Islands, British—0.36%
C10-EUR Capital (SPV) Ltd., 6.277%, due 06/30/17(1),(2)	EUR	1,550,000	562,970
Total corporate bonds (cost $49,999,077)			40,930,589
Asset-backed security—0.76%
United States—0.76%
Citibank Credit Card Issuance Trust, Series 2002-A8, Class A8, 2.066%, due 11/07/11(1) (cost $1,198,550)		$1,250,000	1,195,698
Collateralized debt obligations—1.05%
Cayman Islands—0.31%
Aladdin CDO I Ltd, Series 2006-2A, Class 10D, 9.025%, due 10/31/16(1),(3),(5)		250,000	5,525
Avenue CLO Fund Ltd., Series 2006-3A, Class B2L, 8.503%, due 07/20/18(1),(3),(5)		220,000	37,224
Cratos CLO Ltd., Series 2007-1A, Class D, 4.639%, due 05/19/21(1),(3),(5)		250,000	50,000
Denali Capital CLO VII Ltd., Series 2007-1A, Class B2L, 8.309%, due 01/22/22(1),(3),(5)		290,000	39,730
FM Leveraged Capital Fund, Series 2006-2A, Class E, 5.899%, due 11/15/20(1),(5)		400,000	30,056
Galena CDO Ltd., Series II-AIRL, Class A1U, 4.831%, due 04/07/17(1),(3),(5)		1,000,000	191,400
Gresham Street CDO Funding, Series 2003-1X, Class D, 5.756%, due 11/07/33(1),(5)		100,000	8,000
Herald Ltd., Series REGS, 5.421%, due 09/16/45(1),(5)		300,000	5,850
Kingsland Ltd., Series 2007-5A, Class E, 9.069%, due 07/14/21(1),(3),(5)		250,000	25,000

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount		Value
Bonds—(continued)
Collateralized debt obligations—(concluded)
Cayman Islands—(concluded)
Trimaran CLO Ltd., Series 2007-1A, Class B2L, 5.396%, due 06/15/21(1),(3),(5)		$200,000	$89,940
Total Cayman Islands collateralized debt obligations			482,725
Ireland—0.07%
Menton CDO PLC, Series IIA, Class E, 10.718%, due 10/24/53(1),(3),(5)		250,000	0
PSION Synthetic CDO PLC, Series I-A, Class E, 6.775%, due 12/21/15(1),(3),(5)		330,000	69,300
Valleriite CDO, Series 2007-1A, Class D1EU, 6.493%, due 12/20/17(1),(3),(5)	EUR	350,000	46,073
Total Ireland collateralized debt obligations			115,373
Luxembourg—0.04%
Ashwell Rated SA, due 12/22/77(3),(5),(6)	GBP	220,000	37,957
Ashwell SA, 6.625%, due 12/22/77(1),(3)		200,000	25,879
Total Luxembourg collateralized debt obligations			63,836
Netherlands—0.45%
Ares Euro CLO BV, Series 2007-1A, Class E, 7.809%, due 05/15/24(1),(3),(5)	EUR	470,000	192,208
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23(3),(5)		530,000	331,527
Harbourmaster CLO Ltd., Series 7A, Class C, due 09/22/22(3),(5),(6)		300,000	70,892
Highlander Euro CDO, Series 2006-2CA, Class E, due 12/14/22(5),(6)		250,000	34,751
Queen Street CLO, Series 2007-1A, Class F, due 08/15/24(3),(5),(6)		350,000	72,978
Total Netherlands collateralized debt obligations			702,356
United States—0.18%
Ajax One Ltd., Series 2A, Class C, 4.376%, due 09/08/32(1),(3),(5)		$500,000	60,000
Axius Europe CLO SA, Series 2007-1A, Class D, 7.309%, due 11/15/23(1),(3),(5)	EUR	350,000	96,963

Security description	Face amount	Value
United States—(concluded)
MC Funding Ltd., Series 2006-1A, Class E, 5.275%, due 12/20/20(1),(3),(5)	$640,000	$47,111
Taberna Preferred Funding Ltd., Series 2006-7A, Class A3L, 4.309%, due 02/05/37(1),(3),(5)	240,000	7,200
Tricadia CDO Ltd., Series 2005-3A, Class B1L, 4.966%, due 06/25/41(1),(3),(5)	475,871	33,311
Series 2005-4A, Class B1L, 5.414%, due 12/11/40(1),(3),(5)	462,704	32,389
Total United States collateralized debt obligations		276,974
Total collateralized debt obligations (cost $10,278,387)		1,641,264
Mortgage & agency debt securities—28.65%
United States—28.65%
Banc of America Funding Corp., Series 2007-1, Class 1B1, 6.000%, due 01/25/37	1,231,307	85,576
Series 2006-H, Class B1, 6.056%, due 09/20/46(1)	1,485,385	75,458
Chase Mortgage Finance Corp., Series 2007-S2, Class B1, 5.875%, due 03/25/37(1),(5)	1,977,144	98,857
Countrywide Alternative Loan Trust, Series 2005-79CB, Class M, 5.500%, due 01/25/36(5)	658,578	79,029
Federal Home Loan Bank, Series 467, 5.250%, due 06/18/14	6,300,000	7,167,245
Federal Home Loan Mortgage Corp., 4.875%, due 02/09/10†	7,725,000	8,044,073
5.000%, due 02/16/17†	8,900,000	10,091,132
5.000%, TBA	1,350,000	1,379,531
Federal Home Loan Mortgage Corp. Gold Pools, #G08307, 5.000%, due 11/01/38†	2,000,000	2,046,023
Federal National Mortgage Association, 4.125%, due 04/15/14†	7,100,000	7,667,659
6.625%, due 09/15/09†	7,725,000	8,040,829
Total mortgage & agency debt securities (cost $46,962,151)		44,775,412

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount		Value
Bonds—(concluded)
Non US government obligations—20.96%
Belgium—1.83%
Belgium Kingdom, 4.000%, due 03/28/14	EUR	2,000,000	$2,855,802
Canada—1.29%
Quebec Province, 6.125%, due 01/22/11		$1,880,000	2,022,504
France—1.02%
Government of France, 1.800%, due 07/25/40	EUR	1,218,161	1,589,017
Germany—14.54%
Bundesschatzanweisungen, 3.750%, due 03/13/09	EUR	7,600,000	10,587,727
4.500%, due 06/12/09		3,500,000	4,918,254
Kreditanstalt fuer Wiederaufbau, 2.500%, due 10/11/10		2,100,000	2,911,834
3.500%, due 07/15/09		1,000,000	1,397,029
5.550%, due 06/07/21	GBP	1,800,000	2,915,445
			22,730,289
Japan—2.09%
Government of Japan, 2.500%, due 09/20/37	JPY	134,000,000	1,704,415
Japan Bank for International Cooperation, 5.250%, due 03/23/16		$1,400,000	1,562,436
			3,266,851

Security description	Face amount		Value
Venezuela—0.19%
Republic of Venezuela, 5.750%, due 02/26/16		$690,000	$289,800
Total non US government obligations (cost $33,019,236)			32,754,263
Sovereign/supranational bond—0.49%
European Investment Bank, 6.250%, due 04/15/14 (cost $888,695)	GBP	470,000	764,778
Total bonds (cost $142,346,096)			122,062,004
	Units
Short-term investment—13.78%
Investment company—13.78%
UBS Cash Management Prime Relationship Fund, 1.53%(7),(8) (cost $21,541,043)		21,541,043	21,541,043
Total investments—91.88% (cost $163,887,139)			143,603,047
Cash and other assets, less liabilities—8.12%			12,698,463
Net assets—100.00%			$156,301,510

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $163,887,139; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,938,298
Gross unrealized depreciation	(25,222,390)
Net unrealized depreciation	$(20,284,092)

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

††  As of September 29, 2008, the Fund is no longer accruing income on this security.

(1)  Floating rate security—The interest rates shown are the current rates as of December 31, 2008.

(2)  Perpetual bond security. The maturity date reflects the next call date.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $2,601,689 or 1.66% of net assets.

(4)  Security is in default.

(5)  Security is illiquid. At December 31, 2008, the value of these securities amounted to $1,793,271 or 1.15% of net assets.

(6)  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuers of this security.

(7)  Investment in affiliated mutual fund.

(8)  The rate shown reflects the yield at December 31, 2008.

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/08 Market value	12/31/2008 Market value as a percentage of net assets
Ajax One Ltd., Series 2A, Class C, 4.376%, due 09/08/32	11/8/2005	$487,550	0.31%	$60,000	0.04%
Aladdin CDO I Ltd, Series 2006-2A, Class 10D, 9.025%, due 10/31/16	6/23/2006	250,000	0.16	5,525	0.00	(1)
Ares Euro CLO BV, Series 2007-1A, Class E, 7.809%, due 05/15/24	3/16/2007	470,000	0.30	192,208	0.12
Ashwell Rated SA, due 12/22/77	1/29/2007	202,730	0.13	37,957	0.02
Avenue CLO Fund Ltd., Series 2006-3A, Class B2L, 8.503%, due 07/20/18	4/24/2006	216,200	0.14	37,224	0.02
Axius Europe CLO SA, Series 2007-1A, Class D, 7.309%, due 11/15/23	9/28/2007	327,426	0.21	96,963	0.06
Cratos CLO Ltd., Series 2007-1A, Class D, 4.639%, due 05/19/21	4/30/2007	250,000	0.16	50,000	0.03
Denali Capital CLO VII Ltd., Series 2007-1A, Class B2L, 8.309%, due 01/22/22	4/27/2007	285,864	0.18	39,730	0.03
Galena CDO Ltd., Series II-AIRL, Class A1U, 4.831%, due 04/07/17	3/8/2007	1,000,000	0.64	191,400	0.12
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23	12/15/2006	524,700	0.34	331,527	0.21
Harbourmaster CLO Ltd., Series 7A, Class C, due 09/22/22	10/31/2006	286,955	0.18	70,892	0.05
Highlander Euro CDO, Series 2006-2CA, Class E, due 12/14/22	11/28/2006	249,750	0.16	34,751	0.02
Kingsland Ltd., Series 2007-5A, Class E, 9.069%, due 07/14/21	5/2/2007	242,653	0.16	25,000	0.02
MC Funding Ltd., Series 2006-1A, Class E, 5.275%, due 12/20/20	12/8/2006	640,000	0.41	47,111	0.03

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Restricted securities—(concluded)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/08 Market value	12/31/2008 Market value as a percentage of net assets
Menton CDO PLC, Series IIA, Class E, 10.718%, due 10/24/53	10/10/2005	$249,375	0.16%	$0	0.00%
PSION Synthetic CDO PLC, Series I-A, Class E, 6.775%, due 12/21/15	12/15/2005	319,462	0.20	69,300	0.04
Queen Street CLO, Series 2007-1A, Class F, due 08/15/24	5/18/2007	343,000	0.22	72,978	0.05
Taberna Preferred Funding Ltd., Series 2006-7A, Class A3L, 4.309%, due 02/05/37	9/15/2006	232,629	0.15	7,200	0.01
Tricadia CDO Ltd., Series 2005-3A, Class B1L, 4.966%, due 06/25/41	11/1/2005	469,923	0.30	33,311	0.02
Series 2005-4A, Class B1L, 5.414%, due 12/11/40	12/1/2005	460,390	0.29	32,389	0.02
Trimaran CLO Ltd., Series 2007-1A, Class B2L, 5.396%, due 06/15/21	3/9/2007	198,806	0.13	89,940	0.06
Valleriite CDO, Series 2007-1A, Class D1EU, 6.493%, due 12/20/17	6/12/2007	350,000	0.22	46,073	.03
		$8,057,413	5.15%	$1,571,479	1.00%

Forward foreign currency contracts

UBS Absolute Return Bond Fund had the following open forward foreign currency contracts as of December 31, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Canadian Dollar	3,090,000	JPY	222,016,500	01/21/09	$(52,404)
Euro	520,000	NOK	4,760,340	01/21/09	(43,312)
Euro	44,510,000	USD	56,529,431	01/21/09	(5,296,592)
Great Britain Pound	14,780,000	USD	21,689,343	01/21/09	448,857
Japanese Yen	240,200,000	USD	2,594,928	01/21/09	(55,715)
Swedish Krona	33,222,841	USD	4,095,000	01/21/09	(104,864)
Swiss Franc	11,370,000	NOK	67,195,953	01/21/09	(1,099,745)
Swiss Franc	1,075,000	USD	886,020	01/21/09	(124,138)
United States Dollar	128,589	AUD	200,000	01/21/09	10,595
United States Dollar	2,757,406	AUD	3,930,000	01/21/09	(22,440)
United States Dollar	3,497,456	CHF	3,749,661	01/21/09	26,032
United States Dollar	899,110	CHF	950,000	01/21/09	(6,413)
United States Dollar	4,483,342	EUR	3,130,000	01/21/09	(135,657)
United States Dollar	68,169	SEK	570,000	01/21/09	3,888
Net unrealized depreciation on forward foreign currency contracts					$(6,451,908)

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Currency type abbreviations:

AUD  Australian Dollar

CHF  Swiss Franc

EUR  Euro

JPY  Japanese Yen

NOK  Norwegian Krone

SEK  Swedish Krona

USD  United States Dollar

Futures contracts

UBS Absolute Return Bond Fund had the following open futures contracts as of December 31, 2008:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized depreciation
US treasury futures sell contracts:
2 Year US Treasury Notes, 93 contracts (USD)	March 2009	$(20,132,943)	$(20,279,813)	$(146,870)
5 Year US Treasury Notes, 255 contracts (USD)	March 2009	(29,625,244)	(30,358,945)	(733,701)
10 Year US Treasury Notes, 157 contracts (USD)	March 2009	(18,807,971)	(19,742,750)	(934,779)
Interest rate futures buy contracts:
Euro-Buxl, 19 contracts (EUR)	March 2009	2,808,861	2,712,933	(95,928)
Interest rate futures sell contracts:
Euro-Bobl, 85 contracts (EUR)	March 2009	(13,620,704)	(13,730,705)	(110,001)
Euro-Bund, 7 contracts (EUR)	March 2009	(1,211,114)	(1,214,737)	(3,623)
Euro-Schatz, 79 contracts (EUR)	March 2009	(11,775,423)	(11,801,705)	(26,282)
Long Gilt, 34 contracts (GBP)	March 2009	(5,679,093)	(6,035,646)	(356,553)
Net unrealized depreciation on futures contracts				$(2,407,737)

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

See accompanying notes to financial statements

UBS Global Bond Fund

Portfolio performance

For the six months ended December 31, 2008, Class A shares of UBS Global Bond Fund (the "Fund") declined 6.55% (Class A shares declined 10.74% after the deduction of the maximum sales charge), while Class Y shares declined 6.55%. The Fund's benchmark, the Barclays Capital Global Aggregate Bond Index (formerly the Lehman Brothers Global Aggregate Bond Index, the "Index"), returned 1.22% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 126; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's underperformance relative to the Index was primarily due to security selection. In particular, the Fund's mortgage-related securities and investment grade corporate bonds detracted from performance during the period.

Portfolio performance summary

What worked

•  Currency positioning modestly contributed to performance. The Fund's overweight to the US dollar was a small positive for performance as it rallied during much of the reporting period.

•  Our duration strategy outside of the US enhanced results. The Fund maintained a longer-than-index duration (duration is a measure of a portfolio's sensitivity to changes in interest rates) in non-US markets during the period. This contributed positively to the Fund's performance as interest rates fell (and bond prices rose).

What didn't work

•  Security selection significantly detracted from the Fund's performance.

•  The Fund's underperformance versus the Index was largely due to security selection in mortgage-related securities and other structured credit holdings. In particular, its exposure to residential mortgage-backed securities (RMBS) and collateralized debt obligations (CDOs) that were invested in asset-backed securities (ABS) was detrimental to performance as ongoing issues in the US mortgage market negatively impacted these holdings.

•  While the Fund's corporate bond exposure generally focused on higher-quality, investment grade bonds, we had an overweight to bonds issued by banks. Despite the announced bank bailout plans, these securities performed poorly due to increasing concerns about the financial health of the banking system. Yield spreads (the difference between the yields on US Treasury bonds and higher risk securities of the same maturity) on financial sector bonds increased to record levels following the Lehman Brothers bankruptcy.

•  Spread management (our allocation between sectors) hurt performance. The Fund's overweight allocation to nonagency mortgage-backed securities and asset-backed securities detracted from results. Overall, these securities performed poorly, given ongoing weakness in the housing market, increased risk aversion and uncertainty regarding the implementation of the US government's Troubled Assets Relief Program (TARP).

UBS Global Bond Fund

•  A defensive duration strategy in the US hindered the Fund's results. The Fund held a less-than-index duration (duration is a measure of a portfolio's sensitivity to changes in interest rates) in the US during the period. This position detracted from the Fund's performance as US interest rates fell (and bond prices rose).

•  The Fund's overweight exposure to Japanese inflation-linked bonds was a negative for performance. Sharply falling oil prices in the wake of weakening global economic growth lessened inflationary pressures and caused the Fund's Japanese inflation-linked securities to perform poorly.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS Global Bond Fund

Average annual total return (unaudited)

		6 months ended 12/31/08	1 year ended 12/31/08	5 years ended 12/31/08	10 years ended 12/31/08	Inception(1) to 12/31/08
Before deducting	Class A(2)	-6.55%	-7.80%	0.02%	N/A	4.19%
maximum sales charge	Class B(3)	-7.00	-8.49	-0.74	N/A	3.98
	Class C(4)	-6.80	-8.17	-0.48	N/A	3.02
	Class Y(5)	-6.55	-7.56	0.26	2.88%	4.58
After deducting maximum	Class A(2)	-10.74	-11.97	-0.90	N/A	3.53
sales charge	Class B(3)	-11.00	-12.35	-1.03	N/A	3.98
	Class C(4)	-7.40	-8.75	-0.48	N/A	3.02
Barclays Capital Global Aggregate Index (in USD)(6)		1.22	4.79	5.01	5.22	6.28

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.32% and 1.16%; Class B—2.21% and 1.91%; Class C—1.80% and 1.66%; Class Y—1.05% and 0.91%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.15% for Class A shares, 1.90% for Class B shares, 1.65% for Class C shares and 0.90% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS Global Bond Fund Class A shares is 11/05/01. Inception dates of Class B and Class C shares are 11/26/01 and 07/02/02, respectively. Inception date of Class Y shares and the index is 07/31/93.

(2)  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Barclays Capital Global Aggregate Index (in USD) (formerly known as the Lehman Brothers Global Aggregate Index (in USD)) is a broad-based, market capitalization weighted index which measures the broad global market for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset- backed fixed income securities. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Bond Fund

Top ten long-term fixed income

holdings (unaudited)

As of December 31, 2008

Percentage of net assets
Government of Japan, 1.300%, due 03/20/15	5.4%
Government of Japan CPI Linked Bond, 1.200%, due 06/10/17	4.4
Government of Japan, 1.900%, due 06/20/25	3.8
US Treasury Notes, 4.250%, due 08/15/13	3.6
Buoni Poliennali Del Tesoro, 5.000%, due 08/01/39	3.5
Buoni Poliennali Del Tesoro, 4.500%, due 02/01/18	2.7
Government of Spain, 3.250%, due 07/30/10	2.7
UK Gilts, 5.000%, due 03/07/25	2.4
European Investment Bank, 6.250%, due 04/15/14	2.1
Miller Brewing Co., 5.500%, due 08/15/13	1.8
Total	32.4%

Country exposure, top five (unaudited)

As of December 31, 2008

Percentage of net assets
United States	35.1%
Japan	16.8
Germany	7.5
United Kingdom	7.5
Spain	6.7
Total	73.6%

UBS Global Bond Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2008

Bonds Corporate bonds
Agriculture	1.29%
Auto manufacturers	0.92
Banks	14.80
Beverages	1.77
Capital markets	0.41
Chemicals	1.05
Commercial banks	0.38
Consumer finance	0.15
Diversified financial services	8.01
Diversified telecommunication services	1.60
Food	1.06
Food & staples retailing	1.08
Insurance	0.36
Media	0.29
Multiline retail	0.69
Oil, gas & consumable fuels	1.41
Paper & forest products	1.28
Thrifts & mortgage finance	1.86
Total corporate bonds	38.41
Asset-backed securities	1.47
Collateralized debt obligations	1.85
Commercial mortgage-backed securities	1.76
Mortgage & agency debt securities	10.65
US government obligations	5.94
Non US government obligations	33.03
Sovereign/supranational bond	2.14
Total bonds	95.25
Short-term investment	0.21
Total investments	95.46
Cash and other assets, less liabilities	4.54
Net assets	100.00%

UBS Global Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount		Value
Bonds—95.25%
Corporate bonds—38.41%
France—4.93%
BNP Paribas, 5.250%, due 12/17/12	EUR	140,000	$197,383
5.750%, due 01/24/22	GBP	80,000	112,978
Casino Guichard Perrachon SA, 4.875%, due 04/10/14	EUR	500,000	570,588
Compagnie de Financement Foncier, 2.375%, due 01/29/09		550,000	764,260
4.000%, due 07/21/11		350,000	489,159
Credit Agricole SA, 2.196%, due 03/13/16(1)		$200,000	188,116
GE Capital FCC, 5.327%, due 12/14/09(1)	EUR	200,000	267,779
Total France corporate bonds			2,590,263
Germany—4.58%
Bayerische Landesbank, 3.750%, due 05/23/11		240,000	339,376
Dexia Kommunalbank Deutschland AG, Series 1273, 3.500%, due 04/15/11		250,000	348,670
Hypothekenbank in Essen AG, 4.000%, due 11/21/11		240,000	339,576
IKB Deutsche Industriebank AG, 3.616%, due 07/24/09(1)		$600,000	579,449
Kreditanstalt fuer Wiederaufbau, 5.500%, due 12/07/15	GBP	500,000	801,868
Total Germany corporate bonds			2,408,939
Ireland—1.24%
Allied Irish Banks PLC, 7.500%, due 02/28/11(1),(2)	EUR	550,000	321,102
Anglo Irish Bank Corp. PLC, 3.469%, due 06/25/14(1)		200,000	196,507
Irish Nationwide Building Society, 4.348%, due 05/18/09(1)		100,000	136,743
Total Ireland corporate bonds			654,352
Jersey (Channel Islands)—0.26%
Travelers Insurance Company Institutional Funding Ltd.,
5.750%, due 12/06/11	GBP	100,000	134,122
Luxembourg—2.65%
Clariant Finance Luxembourg SA, 4.375%, due 04/05/13	EUR	500,000	553,185
Telecom Italia Finance SA, 6.575%, due 07/30/09		600,000	841,161
Total Luxembourg corporate bonds			1,394,346
Spain—3.41%
Ayt Cedulas Cajas Global, 4.250%, due 06/14/18		600,000	746,928

Security description	Face amount		Value
Spain—(concluded)
Caja de Ahorros y Monte de Piedad de Madrid, 4.125%, due 03/24/36	EUR	250,000	$296,116
Instituto de Credito Oficial, 4.500%, due 03/07/13	GBP	500,000	748,105
Total Spain corporate bonds			1,791,149
Sweden—1.29%
Swedish Match AB, 4.625%, due 06/28/13	EUR	500,000	678,442
Trinidad and Tobago—1.41%
Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, due 05/08/22(3)		$900,000	743,130
United Kingdom—3.68%
Barclays Bank PLC, 4.500%, due 03/04/19(1)	EUR	190,000	219,524
4.750%, due 03/15/20(1),(2)		500,000	225,883
5.750%, due 09/14/26	GBP	80,000	97,948
Lloyds TSB Bank PLC, 5.875%, due 06/20/14		400,000	568,617
National Westminster Bank PLC, 6.000%, due 01/21/10	EUR	335,000	465,990
6.500%, due 09/07/21	GBP	110,000	146,342
Nationwide Building Society, 3.345%, due 12/22/16(1)	EUR	200,000	212,662
Total United Kingdom corporate bonds			1,936,966
United States—14.96%
Bank One Corp., 7.875%, due 08/01/10		$675,000	707,502
BNP Paribas Capital Trust III, 6.625%, due 10/23/11(1),(2)	EUR	650,000	749,932
Citigroup, Inc., 5.000%, due 09/15/14		$400,000	351,833
5.500%, due 02/15/17		900,000	818,819
Comcast Cable Communications LLC, 6.750%, due 01/30/11		150,000	150,570
Daimler Chrysler Holdings NA, 7.200%, due 09/01/09		150,000	145,535
Daimler Finance N.A. LLC, 7.200%, due 09/01/09		350,000	340,813
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09		80,000	79,773
General Electric Capital Corp., 6.750%, due 03/15/32		110,000	116,955
HSBC Finance Corp., 6.750%, due 05/15/11		350,000	348,483
Kraft Foods, Inc., 5.625%, due 11/01/11		200,000	204,357
Kroger Co., 8.050%, due 02/01/10		350,000	355,736

UBS Global Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount		Value
Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
Marsh & McLennan Cos., Inc., 6.250%, due 03/15/12		$200,000	$188,713
Merrill Lynch & Co., Inc., 5.375%, due 01/04/09	DEM	500,000	355,353
Miller Brewing Co., 5.500%, due 08/15/13(3)		$1,000,000	932,385
Morgan Stanley, 5.300%, due 03/01/13		235,000	213,119
Wal-Mart Stores, Inc., 6.875%, due 08/10/09		350,000	360,486
Wells Fargo Bank N.A., 6.450%, due 02/01/11		750,000	777,407
Weyerhaeuser Co., 6.750%, due 03/15/12		750,000	671,363
Total United States corporate bonds			7,869,134
Total corporate bonds (cost $22,858,069)			20,200,843
Asset-backed securities—1.47%
United Kingdom—0.02%
Whinstone Capital Management Ltd., Series 1A, Class B2, 5.821%, due 10/25/44(1)		77,108	10,182
United States—1.45%
Citibank Credit Card Issuance Trust, Series 2002-A8, Class A8, 2.066%, due 11/07/11(1)		300,000	286,967
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FFA, Class M3, 5.517%, due 03/25/25(4)		500,000	10,000
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, 0.571%, due 03/25/37(1)		30,224	4,093
Series 2006-3, Class A1, 5.472%, due 09/25/36(1)		106,488	10,649
Series 2006-5, Class A1, 5.500%, due 01/25/37(4)		137,810	32,276
MBNA Credit Card Master Note Trust, Series 2004-A10, Class A, 1.275%, due 03/15/12(1)		200,000	191,614
Series 2004-A7, Class A7, 1.295%, due 12/15/11(1)		125,000	121,432
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-A, Class A1, 1.571%, due 10/25/27(1)		54,743	51,267

Security description	Face amount		Value
United States—(concluded)
Merrill Lynch Mortgage Investors, Inc., Series 2006-SL1, Class A, 0.651%, due 09/25/36(1)		$56,106	$16,658
SACO I Trust, Series 2006-3, Class A1, 0.651%, due 04/25/36(1)		214,901	36,852
Total United States asset-backed securities			761,808
Total asset-backed securities (cost $1,725,678)			771,990
Collateralized debt obligations—1.85%
Cayman Islands—0.40%
Black Diamond CLO Ltd., Series 2005-2X, Class IN, due 01/07/18(5),(6)		100,000	51,480
Series 2006-1A, Class D, 4.858%, due 04/29/19(1),(3),(5)		250,000	35,000
Cratos CLO Ltd., Series 2007-1A, Class D, 4.639%, due 05/19/21(1),(3),(5)		250,000	50,000
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 18A, Class C, 3.996%, due 03/13/47(1),(3),(5)		250,000	2
Galena CDO Ltd., Series II-AIRL, Class A1U, 4.831%, due 04/07/17(1),(3),(5)		300,000	57,420
Gulf Stream—Sextant CLO Ltd., Series 2007-1A, Class SUB, due 06/17/21(3),(5),(6)		100,000	19,000
Total Cayman Islands collateralized debt obligations			212,902
Ireland—0.31%
Mercator CLO PLC, Series 2007-IIIA, Class B1, 7.418%, due 10/15/24(1),(3)	EUR	250,000	67,313
Valleriite CDO, Series 2007-1A, Class A1EU, 3.843%, due 12/29/17(1),(3),(5)		160,000	94,835
Total Ireland collateralized debt obligations			162,148
Luxembourg—0.39%
GSC European CDO SA, Series I-RA, Class D, 4.779%, due 12/15/22(1),(3),(5)		250,000	204,059
Netherlands—0.40%
Cadogan Square CLO BV, Series 2A, Class B, 5.549%, due 08/12/22(1),(3),(5)		150,000	101,731

UBS Global Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount		Value
Bonds—(continued)
Collateralized debt obligations—(concluded)
Netherlands —(concluded)
Highlander Euro CDO, Series 2006-2NA, Class D, 4.669%, due 12/14/22(1),(3),(5)	EUR	250,000	$24,326
Queen Street CLO, Series 2007-1A, Class F, due 08/15/24(3),(5),(6)		100,000	20,851
Series 2006-1A, Class C1, 5.967%, due 04/15/23(1),(3),(5)		250,000	64,703
Total Netherlands collateralized debt obligations			211,611
United States—0.35%
Ares CLO Funds, Series 2006-5RA, Class D, 4.711%, due 02/24/18(1),(3),(5)		$140,000	14,000
Brentwood CLO Ltd., Series 2006-1A, Class C, 4.793%, due 02/01/22(1),(3),(5)		250,000	47,500
Duke Funding Ltd., Series 2006-11A, Class B1E, 6.842%, due 08/08/46(1),(3),(5)	EUR	175,970	7,950
Global Leveraged Capital Credit Opportunity Fund, Series 2006-1A, Class C, 5.503%, due 12/20/18(1),(3),(5)		$250,000	48,600
Hewett's Island CDO Ltd., Series 2007-6A, Class D, 4.436%, due 06/09/19(1),(3),(5)		250,000	50,000
Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 4.309%, due 08/05/36(1),(3),(5)		200,000	0
Series 2006-7A, Class A3L, 4.309%, due 02/05/37(1),(3),(5)		330,000	9,900
Tricadia CDO Ltd., Series 2005-4A, Class B1L, 5.414%, due 12/11/40(1),(3),(5)		85,686	5,998
Total United States collateralized debt obligations			183,948
Total collateralized debt obligations (cost $4,758,675)			974,668
Commercial mortgage-backed securities—1.76%
United States—1.76%
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A2, 4.945%, due 02/11/41		74,663	63,411
Series 2006-T22, Class A4, 5.464%, due 04/12/38(1)		150,000	128,272
Series 2006-T24, Class A4, 5.537%, due 10/12/41		150,000	125,568
Series 2006-PW12, Class A4, 5.718%, due 09/11/38(1)		150,000	122,024

Security description	Face amount	Value
United States—(concluded)
Series 2000-WF2, Class A2, 7.320%, due 10/15/32(1)	$79,312	$78,986
JPMorgan Chase Commercial Alternative Mortgage Product, Series 2006-CB17, Class A4, 5.429%, due 12/12/43	350,000	265,655
JPMorgan Commercial Mortgage Finance Corp., Series 1999-C8, Class A2, 7.400%, due 07/15/31(1)	22,870	22,803
Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, due 11/12/41	150,000	116,998
Total commercial mortgage-backed securities (cost $1,051,079)		923,717
Mortgage & agency debt securities—10.65%
United Kingdom—0.06%
Granite Master Issuer PLC, Series 2005-4, Class C4, 3.392%, due 12/20/54(1)	180,000	30,541
United States—10.59%
American Home Mortgage Investment Trust, Series 2006-3, Class 4A, 0.661%, due 11/25/35(1)	181,123	48,956
Federal Home Loan Mortgage Corp. Gold Pools, #G04461, 5.000%, due 07/01/38†	295,477	302,277
#G03494, 5.500%, due 05/01/37†	241,075	247,037
#G04121, 5.500%, due 04/01/38†	282,641	289,615
#G04458, 5.500%, due 06/01/38†	293,050	300,251
#G04684, 5.500%, due 09/01/38†	296,359	303,642
#G08135, 6.000%, due 06/01/36†	277,096	285,767
Federal National Mortgage Association Pools, #909356, 5.000%, due 02/01/37†	306,343	313,153
#914467, 5.000%, due 04/01/37†	265,716	271,607
#903709, 5.500%, due 11/01/36†	270,815	277,935
#915829, 5.500%, due 03/01/37†	278,110	285,407
#928197, 5.500%, due 03/01/37†	301,570	309,482
#937094, 5.500%, due 05/01/37†	259,758	266,573

UBS Global Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount		Value
Bonds—(continued)
Mortgage & agency debt securities—(concluded)
United States—(concluded)
#918638, 5.500%, due 06/01/37†		$306,376	$314,414
#968197, 5.500%, due 01/01/38†		285,974	293,477
#983471, 5.500%, due 05/01/38†		294,787	302,492
#934323, 5.500%, due 07/01/38†		292,696	300,346
#900568, 6.000%, due 09/01/36†		199,749	205,874
#940642, 6.000%, due 08/01/37†		268,789	277,017
#889579, 6.000%, due 05/01/38†		281,452	290,067
Government National Mortgage Association Pools, #781276, 6.500%, due 04/15/31		79,542	83,605
Total United States mortgage & agency debt securities			5,568,994
Total mortgage & agency debt securities (cost $5,699,336)			5,599,535
US government obligations—5.94%
United States—5.94%
US Treasury Inflation Indexed Bonds (TIPS), 1.625%, due 01/15/18		500,000	490,601
US Treasury Notes, 3.875%, due 05/15/09		165,000	167,237
4.000%, due 08/15/18		315,000	363,751
4.250%, due 08/15/13		1,650,000	1,875,972
6.250%, due 05/15/30		150,000	225,563
Total US government obligations (cost $2,919,483)			3,123,124
Non US government obligations—33.03%
Germany—2.94%
Bundesrepublik Deutschland, 3.750%, due 01/04/15	EUR	450,000	666,732
4.000%, due 10/11/13		590,000	880,729
			1,547,461
Italy—6.26%
Buoni Poliennali Del Tesoro, 4.500%, due 02/01/18	EUR	1,010,000	1,426,133
5.000%, due 08/01/39		1,350,000	1,865,608
			3,291,741

Security description	Face amount		Value
Japan—16.82%
Government of Japan, 0.800%, due 03/20/13	JPY	11,950,000	$132,816
1.300%, due 03/20/15		248,050,000	2,824,733
1.800%, due 06/20/17		73,000,000	861,158
1.900%, due 06/20/25		176,600,000	2,018,981
Government of Japan CPI Linked Bond, 0.500%, due 12/10/14		69,700,000	669,474
1.200%, due 06/10/17		244,078,800	2,337,395
			8,844,557
Spain—3.26%
Government of Spain, 3.250%, due 07/30/10	EUR	1,005,000	1,415,161
6.000%, due 01/31/29		175,000	299,588
			1,714,749
United Kingdom—3.75%
UK Gilt Inflation Linked, 2.500%, due 08/16/13	GBP	210,000	727,071
UK Gilts, 5.000%, due 03/07/25		765,000	1,244,711
			1,971,782
Total non US government obligations (cost $16,682,033)			17,370,290
Sovereign/supranational bond—2.14%
European Investment Bank, 6.250%, due 04/15/14 (cost $1,354,899)	GBP	690,000	1,122,760
Total bonds (cost $57,049,252)			50,086,927
	Shares
Short-term investment—0.21%
Other—0.21%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 1.54%(7),(8) (cost $112,816)		112,816	112,816
Total investments—95.46% (cost $57,162,068)			50,199,743
Cash and other assets, less liabilities—4.54%			2,389,354
Net assets—100.00%			$52,589,097

UBS Global Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $57,162,068; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,025,866
Gross unrealized depreciation	(8,988,191)
Net unrealized depreciation	$(6,962,325)

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

(1)  Floating rate security—The interest rates shown are the current rates as of December 31, 2008.

(2)  Perpetual bond security. The maturity date reflects the next call date.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $2,608,885 or 4.96% of net assets.

(4)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.

(5)  Security is illiquid. At December 31, 2008, the value of these securities amounted to $907,355 or 1.73% of net assets.

(6)  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuers of this security.

(7)  Investment in affiliated mutual fund.

(8)  The rate shown reflects the yield at December 31, 2008.

CBO  Collateralized bond obligations

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

CPI  Consumer price index

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Currency type abbreviations:

DEM  Deutsche Mark

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/08 Market value	12/31/08 Market value as a percentage of net assets
Ares CLO Funds, Series 2006-5RA, Class D, 4.711%, due 02/24/18	02/16/06	$139,300	0.26%	$14,000	0.03%
Black Diamond CLO Ltd., Series 2006-1A, Class D, 4.858%, due 04/29/19	12/22/06	250,000	0.48	35,000	0.07
Brentwood CLO Ltd., Series 2006-1A, Class C, 4.793%, due 02/01/22	12/07/06	249,100	0.47	47,500	0.09
Cadogan Square CLO BV, Series 2A, Class B, 5.549%, due 08/12/22	09/19/07	136,650	0.26	101,731	0.19

UBS Global Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Restricted securities—(concluded)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/08 Market value	12/31/08 Market value as a percentage of net assets
Cratos CLO Ltd., Series 2007-1A, Class D, 4.639%, due 05/19/21	04/30/07	$250,000	0.48%	$50,000	0.10%
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 18A, Class C, 3.996%, due 03/13/47	03/06/07	250,000	0.48	2	0.00	(1)
Duke Funding Ltd., Series 2006-11A, Class B1E, 6.842%, due 08/08/46	09/19/06	165,146	0.31	7,843	0.02
Series 2006-11A, Class B1E, 6.842%, due 08/08/46	05/08/07	1,569	0.00 (1)	71	0.00	(1)
Series 2006-11A, Class B1E, 6.842%, due 08/08/46	09/19/07	0	0.00	36	0.00	(1)
Galena CDO Ltd., Series II-AIRL, Class A1U, 4.831%, due 04/07/17	03/08/07	300,000	0.57	57,420	0.11
Global Leveraged Capital Credit Opportunity Fund, Series 2006-1A, Class C, 5.503%, due 12/20/18	11/28/06	245,500	0.47	48,600	0.09
GSC European CDO SA, Series I-RA, Class D, 4.779%, due 12/15/22	12/01/06	250,000	0.48	204,059	0.39
Gulf Stream - Sextant CLO Ltd., Series 2007-1A, Class SUB, due 06/17/21	05/17/07	100,000	0.19	19,000	0.04
Hewett's Island CDO Ltd., Series 2007-6A, Class D, 4.436%, due 06/09/19	05/09/07	247,467	0.47	50,000	0.10
Highlander Euro CDO, Series 2006-2NA, Class D, 4.669%, due 12/14/22	11/28/06	250,000	0.48	24,326	0.05
Queen Street CLO, Series 2007-1A, Class F, due 08/15/24	05/18/07	98,000	0.19	20,851	0.04
Series 2006-1A, Class C1, 5.967%, due 04/15/23	12/21/06	245,895	0.47	64,703	0.12
Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 4.309%, due 08/05/36	05/26/06	195,000	0.37	0	0.00
Series 2006-7A, Class A3L, 4.309%, due 02/05/37	09/15/06	319,865	0.61	9,900	0.02
Tricadia CDO Ltd., Series 2005-4A, Class B1L, 5.414%, due 12/11/40	12/01/05	85,258	0.16	5,998	0.01
Valleriite CDO, Series 2007-1A, Class A1EU, 3.843%, due 12/29/17	06/12/07	160,000	0.30	94,835	0.18
		$3,938,750	7.50%	$855,875	1.65%

(1)  Amount represents less than 0.005%.

UBS Global Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Forward foreign currency contracts

UBS Global Bond Fund had the following open forward foreign currency contracts as of December 31, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Euro	2,955,000	USD	3,853,290	06/18/09	$(235,684)
Great Britain Pound	2,830,000	USD	4,217,153	06/18/09	155,760
Swiss Franc	577,755	GBP	355,000	06/18/09	(35,131)
United States Dollar	1,499,991	AUD	2,300,000	06/18/09	85,164
United States Dollar	1,862,667	CAD	2,325,000	06/18/09	24,243
United States Dollar	1,098,168	CHF	1,300,000	06/18/09	127,228
United States Dollar	434,588	DKK	2,490,000	06/18/09	26,927
United States Dollar	998,713	JPY	91,600,000	06/18/09	15,646
United States Dollar	642,750	KRW	860,000,000	03/04/09	42,209
United States Dollar	1,876,799	SEK	15,130,000	06/18/09	38,403
Net unrealized appreciation on forward foreign currency contracts					$244,765

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  Korean Won

SEK  Swedish Krona

USD  United States Dollar

See accompanying notes to financial statements.

UBS High Yield Fund

Portfolio performance

For the six months ended December 31, 2008, Class A shares of UBS High Yield Fund (the "Fund") declined 22.32% (Class A shares declined 25.79% after the deduction of the maximum sales charge), while Class Y shares declined 22.06%. The Fund's benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), declined 25.19% over the same time period.* (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 138; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

For a number of years, the high yield bond market had performed well against the backdrop of positive economic growth, generally solid corporate profits and benign default rates. However, these trends reversed course markedly during the six-month reporting period. Given the weakening global economy, turmoil in the financial markets and a severe credit crunch, investor risk aversion increased significantly, causing the high yield market to perform extremely poorly. Against this backdrop, the Fund outperformed its benchmark during the reporting period. Our positioning and security selection in certain sectors enhanced the Fund's relative performance in a difficult market environment.

Portfolio performance summary

What worked

•  Our conservative approach to the high yield market was beneficial. In general, we maintained a defensive stance in managing the Fund's portfolio. This was based on our concerns about the weakening economy and expectations for rising high yield defaults. Our conservative positioning in the Fund was expressed through our increased weightings in defensive industries, by avoiding more cyclical areas, such as automotives, and by underweighting more speculative CCC-rated securities.

•  Overweight positions in a number of sectors enhanced the Fund's performance. The Fund benefited from its overweights in health care and energy, as both sectors held up relatively well in a difficult market environment. The Fund's underweight in homebuilders was also beneficial to performance.

•  An underweight to and security selection within the financial sector was positive for the Fund's performance. Given the ongoing fallout from the housing market and continued credit crunch, the Fund held an underweight in banks and thrifts. Security selection also enhanced the Fund's relative results, as we avoided a number of financial service companies that performed poorly during the reporting period.

•  Security selection in several areas contributed positively to the Fund's relative performance. Our positioning in the gaming industry, namely, avoiding Las Vegas casinos and emphasizing more gaming facilities owned by Indian tribes, helped the Fund's results. In the energy sector, the Fund's pipeline holdings benefited performance, as did its exposure in the media sector. Elsewhere, a number of health care holdings enhanced results, including HCA, Inc.

*  A portfolio management change occurred during the reporting period. Shu-Yang Tan, Head of US High Yield Portfolio management at UBS Global Asset Management (Americas) Inc. assumed primary responsibility for the day-to-day management of the Fund, replacing Thomas Haag.

UBS High Yield Fund

•  The Fund's out-of-index exposure to US Treasuries aided its performance. Amid the escalating financial crisis, increased investor risk aversion triggered numerous flights to quality. During those periods, investors were drawn to the relative safety of US Treasuries, driving their yields sharply lower and their prices higher.

What didn't work

•  Positioning in several sectors detracted from performance.

•  The Fund's overweight in publishing and printing, which we believed would hold up well, proved disappointing given the rapidly weakening economy. While security selection in the gaming sector was a positive, the Fund's overweight in the sector detracted from performance relative to its benchmark.

•  A number of underweight sector positions were a drag on the Fund's results. In particular, a lack of exposure to the telecommunications, media/cable, environmental services and food/beverage sectors hindered the Fund's performance, as they generated relatively solid results during the reporting period.

•  Security selection in the telecommunications sector was a drag on results. The Fund's lack of exposure to Sprint Nextel Corp. detracted from performance. While we were concerned about potentially poor operating results at the company, its bonds performed relatively well during the year as a whole.

•  While our underweight position in automobile and automobile parts distributors enhanced the Fund's relative performance during the first five months of the reporting period, it detracted from performance during the last month. During that time, automobile-related high yield securities performed poorly given company-specific issues and fears that a recession would significantly reduce consumer spending. While this was still an issue in December 2008, when the government announced its intentions to provide a broad-based rescue package for the auto industry, their high yield bond prices moved sharply higher. As a result, our lack of exposure to the sector in general, and more speculative names in particular, hurt the Fund's performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS High Yield Fund

Average annual total return (unaudited)

		6 months ended 12/31/08	1 year ended 12/31/08	5 years ended 12/31/08	10 years ended 12/31/08	Inception(1) to 12/31/08
Before deducting	Class A(2)	-22.32%	-23.59%	-0.83%	1.81%	1.81%
maximum sales charge	Class B(3)	-22.58	-24.13	-1.55	N/A	1.98
	Class C(4)	-22.35	-23.82	-1.29	N/A	2.15
	Class Y(5)	-22.06	-23.23	-0.53	2.11	2.76
After deducting maximum	Class A(2)	-25.79	-27.05	-1.75	1.34	1.34
sales charge	Class B(3)	-26.26	-27.61	-1.82	N/A	1.98
	Class C(4)	-22.90	-24.34	-1.29	N/A	2.15
Merrill Lynch US High Yield Cash Pay Constrained Index(6)		-25.19	-25.96	-0.89	2.35	2.63

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.29% and 1.20%; Class B—2.07% and 1.95%; Class C—1.79% and 1.70%; Class Y—0.99% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.70% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS High Yield Fund Class A shares is 12/31/98. Inception date of Class B and Class C shares is 11/07/01. Inception date of Class Y shares and the index is 09/30/97.

(2)  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS High Yield Fund

Top ten long-term fixed income

holdings (unaudited)

As of December 31, 2008

Percentage of net assets
Texas Competitive Electric Holdings Co. LLC, 10.500%, due 11/01/15	3.0%
ARAMARK Corp., 6.693%, due 02/01/15	2.5
Newfield Exploration Co., 7.125%, due 05/15/18	2.3
Nustar Logistics, 7.650%, due 04/15/18	2.0
Reliant Energy, Inc., 6.750%, due 12/15/14	2.0
AES Corp., 8.000%, due 06/01/20	1.9
Ford Motor Credit Co. LLC, 7.375%, due 10/28/09	1.8
Community Health Systems, Inc., 8.875%, due 07/15/15	1.8
DaVita, Inc., 7.250%, due 03/15/15	1.7
Atlas Pipeline Partners LP, 8.125%, due 12/15/15	1.5
Total	20.5%

UBS High Yield Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2008

Common stocks
Aerospace/defense	0.00%
Hotels, restaurants & leisure	0.00	(1)
Media	0.02
Total common stocks	0.02
Bonds Corporate bonds
Aerospace/defense	1.93
Airlines	0.59
Auto Loans	1.60
Automotive	0.50
Broadcasting	0.14
Building materials	2.31
Chemicals	1.29
Consumer-products	1.33
Diversified capital goods	0.44
Diversified financial services	1.70
Electric—distribution/transmission	0.25
Electric—generation	12.85
Electronics	0.99
Energy—exploration & production	5.35
Environmental	1.05
Food—wholesale	0.56
Food & drug retailers	1.05
Forestry/paper	2.63
Gaming	8.70
Gas distribution	5.88
Health services	8.67
Machinery	0.27
Media—broadcast	1.22
Media—cable	2.47
Media—services	1.18
Metals/mining	0.00	(1)
Metals/mining excluding steel	1.73
Mortgage banks & thrifts	0.00	(1)
Non-food & drug retailers	0.88
Oil field equipment & services	0.47
Oil refining & marketing	0.35
Packaging	2.54
Pharmaceuticals	2.07
Printing & publishing	3.38
Software/services	2.80
Steel producers/products	1.82
Support—services	4.81
Technology	0.98%
Telecom—integrated/services	4.72
Telecom—wireless	4.37
Telecommunications equipment	0.17
Transportation excluding air/rail	0.54
Total corporate bonds	96.58
Preferred Stock	0.11
Common stocks	0.02
Warrants	0.00
Short-term investments	0.94
Total investments	97.65
Cash and other assets, less liabilities	2.35
Net assets	100.00%

(1)  Amount represents less than 0.005%

UBS High Yield Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount	Value
Bonds—96.58%
Corporate bonds—96.58%
Australia—0.07%
Hanson Australia Funding Ltd., 5.250%, due 03/15/13	$200,000	$68,003
Bermuda—1.79%
Intelsat Jackson Holdings Ltd., 11.250%, due 06/15/16	1,552,000	1,412,320
Petroplus Finance Ltd., 6.750%, due 05/01/14(1)	175,000	111,125
7.000%, due 05/01/17(1)	375,000	228,750
Total Bermuda corporate bonds		1,752,195
Canada—0.76%
Millar Western Forest Products Ltd., 7.750%, due 11/15/13	1,000,000	500,000
Nortel Networks Ltd., 10.750%, due 07/15/16(1)	640,000	169,600
Stone Container Finance, 7.375%, due 07/15/14	400,000	74,000
Total Canada corporate bonds		743,600
Luxembourg—0.95%
FMC Finance III SA, 6.875%, due 07/15/17	1,000,000	935,000
Netherlands—0.65%
Basell Finance Co. BV, 8.100%, due 03/15/27(1)	675,000	13,500
Clondalkin Acquisition BV, 3.996%, due 12/15/13(1),(2)	780,000	393,900
Ford Capital BV, 9.500%, due 06/01/10	250,000	108,750
NXP BV/NXP Funding LLC, 7.875%, due 10/15/14	300,000	117,000
Total Netherlands corporate bonds		633,150
United Kingdom—0.08%
Hanson PLC, 6.125%, due 08/15/16	100,000	34,825
Ineos Group Holdings PLC, 8.500%, due 02/15/16(1)	455,000	40,950
Total United Kingdom corporate bonds		75,775
United States—92.39%
AAC Group Holdings Corp., 10.250%, due 10/01/12(1),(3)	1,075,000	725,625
AES Corp., 8.000%, due 06/01/20(1)	2,400,000	1,860,000
8.875%, due 02/15/11	500,000	467,500
Affinion Group, Inc., 10.125%, due 10/15/13	1,350,000	985,500
Ahern Rentals, Inc., 9.250%, due 08/15/13	875,000	175,000

Security description	Face amount	Value
United States—(continued)
Airgas, Inc., 7.125%, due 10/01/18(1)	$217,000	$185,535
AK Steel Corp., 7.750%, due 06/15/12	1,600,000	1,248,000
Allied Waste North America, Inc., 6.500%, due 11/15/10	1,066,000	1,028,690
Alltel Corp., 7.000%, due 07/01/12	1,000,000	995,000
7.000%, due 03/15/16	600,000	591,000
American Rock Salt Co. LLC, 9.500%, due 03/15/14	900,000	814,500
AmeriQual Group LLC and AmeriQual Finance Corp., 9.500%, due 04/01/12(1)	1,000,000	550,000
ARAMARK Corp., 6.693%, due 02/01/15(2)	3,250,000	2,453,750
Atlas Pipeline Partners LP, 8.125%, due 12/15/15	2,200,000	1,485,000
Axcan Intermediate Holdings, Inc., 9.250%, due 03/01/15	1,406,000	1,181,040
12.750%, due 03/01/16	1,000,000	840,000
Baker & Taylor, Inc., 11.500%, due 07/01/13(1)	400,000	168,500
Baldor Electric Co., 8.625%, due 02/15/17	350,000	260,750
Bausch & Lomb, Inc., 9.875%, due 11/01/15(1)	125,000	93,750
Biomet, Inc., 10.375%, due 10/15/12	650,000	513,500
11.625%, due 10/15/17	1,611,000	1,377,405
Boise Cascade LLC, 7.125%, due 10/15/14	610,000	341,600
Boyd Gaming Corp., 7.750%, due 12/15/12	1,526,000	1,373,400
Cadmus Communications Corp., 8.375%, due 06/15/14	1,200,000	699,000
Caesars Entertainment, Inc., 8.125%, due 05/15/11	300,000	147,000
Carriage Services, Inc., 7.875%, due 01/15/15	465,000	367,350
Cellu Tissue Holdings, Inc., 9.750%, due 03/15/10	1,050,000	840,000
Chesapeake Energy Corp., 6.625%, due 01/15/16	260,000	205,400
7.250%, due 12/15/18	1,350,000	1,053,000
Chukchansi Economic Development Authority, 8.000%, due 11/15/13(1)	550,000	254,375
Cincinnati Bell, Inc., 7.250%, due 07/15/13	435,000	382,800
Circus & Eldorado Joint Venture/ Silver Legacy Capital Corp., 10.125%, due 03/01/12	500,000	320,000
CMP Susquehanna Corp., 9.875%, due 05/15/14	625,000	25,000

UBS High Yield Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Coleman Cable, Inc., 9.875%, due 10/01/12	$450,000	$284,063
Community Health Systems, Inc., 8.875%, due 07/15/15	1,900,000	1,748,000
DAE Aviation Holdings, Inc., 11.250%, due 08/01/15(1)	1,411,000	578,510
Da-Lite Screen Co., Inc., 9.500%, due 05/15/11	650,000	572,000
DaVita, Inc., 7.250%, due 03/15/15	1,700,000	1,615,000
Deluxe Corp., 5.000%, due 12/15/12	1,615,000	888,250
DirecTV Holdings LLC/DirecTV Financing Co., 7.625%, due 05/15/16	1,067,000	1,034,990
Dollar General Corp., 11.875%, due 07/15/12	600,000	513,000
Dycom Investments, Inc., 8.125%, due 10/15/15	350,000	246,750
Dynegy Holdings, Inc., 7.500%, due 06/01/15	380,000	266,000
Echostar DBS Corp., 6.625%, due 10/01/14	1,650,000	1,377,750
Edison Mission Energy, 7.000%, due 05/15/17	1,580,000	1,374,600
7.200%, due 05/15/19	300,000	246,000
El Paso Corp., 7.800%, due 08/01/31	815,000	530,975
12.000%, due 12/12/13	330,000	323,400
Esterline Technologies Corp., 6.625%, due 03/01/17	900,000	765,000
Exopack Holding, Inc., 11.250%, due 02/01/14	1,500,000	877,500
Ferrell Gas Partners-LP, 6.750%, due 05/01/14(1)	711,000	490,590
FireKeepers Development Authority, 13.875%, due 05/01/15(1)	1,636,000	1,014,320
First Data Corp., 9.875%, due 09/24/15	925,000	559,625
Ford Motor Credit Co. LLC, 7.375%, due 10/28/09	2,000,000	1,756,442
8.000%, due 12/15/16	140,000	91,191
Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	800,000	656,000
Freescale Semiconductor, Inc., 9.125%, due 12/15/10	150,000	34,500
Frontier Communications Corp., 9.000%, due 08/15/31	1,525,000	960,750
General Motors Corp., 7.200%, due 01/15/11	1,825,000	383,250
Georgia-Pacific LLC, 8.875%, due 05/15/31	145,000	100,050

Security description	Face amount	Value
United States—(continued)
GMAC LLC, 7.250%, due 03/02/11(1)	$1,183,500	$1,017,088
8.000%, due 11/01/31(1)	768,000	456,492
Graham Packaging Co., Inc., 9.875%, due 10/15/14	850,000	522,750
Gulfmark Offshore, Inc., 7.750%, due 07/15/14	750,000	532,500
Harland Clarke Holdings Corp., 6.899%, due 05/15/15(2)	1,500,000	480,000
9.500%, due 05/15/15	1,025,000	389,500
Harrah's Operating Co., Inc., 5.500%, due 07/01/10	1,500,000	952,500
10.750%, due 02/01/16(1)	750,000	213,750
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.500%, due 04/01/15	550,000	225,500
HCA, Inc., 9.250%, due 11/15/16	250,000	229,375
9.125%, due 11/15/14	90,000	83,475
9.625%, due 11/15/11	460,000	358,800
Helix Energy Solutions Group, Inc., 9.500%, due 01/15/16(1)	625,000	331,250
Inergy LP/Inergy Finance Corp., 8.250%, due 03/01/16	875,000	682,500
Ingles Markets, Inc., 8.875%, due 12/01/11	1,175,000	1,022,250
Interface, Inc., 10.375%, due 02/01/10	900,000	891,000
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	1,350,000	648,000
Jefferson Smurfit Corp. , 8.250%, due 10/01/12	500,000	85,000
Key Energy Services, Inc., 8.375%, due 12/01/14	190,000	125,400
L-3 Communications Corp., 5.875%, due 01/15/15	1,000,000	900,000
LIN Television Corp., Series B, 6.500%, due 05/15/13	1,775,000	829,813
Linn Energy LLC, 9.875%, due 07/01/18(1)	465,000	272,025
Massey Energy Co., 6.875%, due 12/15/13	300,000	222,000
MGM Mirage, 13.000%, due 11/15/13(1)	950,000	904,875
Mirant Americas Generation LLC, 8.300%, due 05/01/11	200,000	194,000
9.125%, due 05/01/31	950,000	703,000
Momentive Performance Materials, Inc., 11.500%, due 12/01/16	575,000	169,625
9.750%, due 12/01/14	1,775,000	754,375

UBS High Yield Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
MTR Gaming Group, Inc., Series B, 9.000%, due 06/01/12	$425,000	$238,000
9.750%, due 04/01/10	250,000	187,500
Neiman Marcus Group, Inc., 9.000%, due 10/15/10	440,000	193,600
Newfield Exploration Co., 7.125%, due 05/15/18	2,887,000	2,280,730
Nexstar Broadcasting, Inc., 7.000%, due 01/15/14	675,000	291,094
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., 11.375%, due 04/01/13(3)	319,590	137,823
Nextel Communications, Inc., Series D, 7.375%, due 08/01/15	550,000	231,000
NGPL Pipeco LLC, 7.119%, due 12/15/17(1)	300,000	270,058
NRG Energy, Inc., 7.375%, due 02/01/16	400,000	372,000
7.375%, due 01/15/17	1,350,000	1,242,000
Nustar Logistics, 7.650%, due 04/15/18	2,150,000	1,970,849
Oncor Electric Delivery Co, 6.800%, due 09/01/18(1)	250,000	239,749
Orion Power Holdings, Inc., 12.000%, due 05/01/10	1,000,000	1,000,000
Owens-Illinois, Inc., 7.500%, due 05/15/10	700,000	693,000
Plains Exploration & Production Co., 7.625%, due 06/01/18	563,000	385,655
Pokagon Gaming Authority, 10.375%, due 06/15/14(1)	653,000	561,580
Psychiatric Solutions, Inc., 7.750%, due 07/15/15	750,000	551,250
Qwest Communications International, Inc., 7.250%, due 02/15/11	1,050,000	913,500
Qwest Corp., 8.875%, due 03/15/12	350,000	323,750
R.H. Donnelley Corp., Series A-3, 8.875%, due 01/15/16	1,000,000	150,000
Reliant Energy, Inc., 6.750%, due 12/15/14	2,165,000	1,948,500
River Rock Entertainment Authority, 9.750%, due 11/01/11	800,000	664,000
San Pasqual Casino, 8.000%, due 09/15/13(1)	750,000	543,750
Sanmina-SCI Corp., 8.125%, due 03/01/16	750,000	292,500
Sanmina-SCI Corp., 4.746%, due 06/15/14(1),(2)	975,000	526,500

Security description	Face amount	Value
United States—(continued)
Sheridan Group, Inc., 10.250%, due 08/15/11	$975,000	$683,719
Smurfit-Stone Container Enterprises, Inc., 8.000%, due 03/15/17	1,530,000	290,700
Southwestern Energy Co., 7.500%, due 02/01/18(1)	200,000	175,000
Sprint Capital Corp., 8.375%, due 03/15/12	1,750,000	1,400,000
8.750%, due 03/15/32	930,000	627,750
SPX Corp., 7.625%, due 12/15/14(1)	500,000	435,000
Sungard Data Systems, Inc., 10.625%, due 05/15/15(1)	481,000	411,255
10.250%, due 08/15/15	1,815,000	1,197,900
Texas Competitive Electric Holdings Co. LLC, 10.500%, due 11/01/15(1)	4,075,000	2,893,250
Tube City IMS Corp., 9.750%, due 02/01/15	1,525,000	533,750
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15(1)	600,000	474,000
Unisys Corp., 8.000%, due 10/15/12	2,025,000	567,000
United Rentals North America, Inc., 6.500%, due 02/15/12	1,000,000	790,000
7.750%, due 11/15/13	1,975,000	1,283,750
UnitedHealth Group, Inc., 6.000%, due 02/15/18	560,000	516,674
Universal Hospital Services, Inc., 8.500%, due 06/01/11	130,000	92,300
Univision Communications, Inc., 9.750%, due 03/15/11(1)	400,000	50,000
US Concrete, Inc., 8.375%, due 04/01/14	1,814,000	979,560
Verso Paper Holdings LLC/Verso Paper, Inc., Series B, 9.125%, due 08/01/14	300,000	118,500
11.375%, due 08/01/16	750,000	225,000
Vertis, Inc., 13.500%, due 02/05/09	168,142	11,000
Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17†(1),(2),(4)	2,700,000	270
Whiting Petroleum Corp., 7.250%, due 05/01/12	1,150,000	856,750
Wind Acquisition Finance SA, 10.750%, due 12/01/15(1)	500,000	430,000
Windstream Corp., 8.625%, due 08/01/16	425,000	376,125
Xerox Capital Trust I, 8.000%, due 02/01/27	1,400,000	956,046

UBS High Yield Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount	Value
Bonds—(concluded)
Corporate bonds—(concluded)
United States—(concluded)
Yankee Acquisition Corp., Series B, 8.500%, due 02/15/15	$325,000	$151,531
Total United States corporate bonds		90,229,537
Total corporate bonds (cost $132,737,060)		94,437,260
Total bonds (cost $132,371,728)		94,548,041
	Shares
Preferred stock—0.11%
United States—0.11%
Preferred Blocker, Inc., 9.000%, due 12/31/11(1),(4) (cost $365,332)	443	110,781
Common stocks—0.02%
United States—0.02%
Hotels, restaurants & leisure—0.00%
American Restaurant Group, Inc.*(5)	972	0
Media—0.02%
Knology, Inc.*	3,926	20,258
Aerospace & defense—0.00%
Sabreliner Corp.*(5)	8,400	0

Security description	Shares	Value
Advertising—0.00%
Vertis Holdings, Inc.*	8,952	$0
Total common stocks (cost $153,000)		20,258
	Number of warrants
Warrants—0.00%
Dayton Superior Corp., strike @ $0.01, expires 06/15/09*(1),(5),(6)	225	0
Pliant Corp., strike @ $0.01, expires 06/01/10*(1),(5),(6)	1	0
Total warrants (cost $0)		0
	Shares
Short-term investment—0.94%
Other—0.94%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 1.54%(7),(8) (cost $919,285)	919,285	919,285
Total investments—97.65% (cost $133,809,345)		95,487,584
Cash and other assets, less liabilities—2.35%		2,294,110
Net assets—100.00%		$97,781,694

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $133,809,345; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$614,139
Gross unrealized depreciation	(38,935,900)
Net unrealized depreciation	$(38,321,761)

††  As of September 29, 2008, the Fund is no longer accruing income on this security.

*  Non-income producing security.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $17,195,703 or 17.59% of net assets.

(2)  Floating rate security—The interest rates shown are the current rates as of December 31, 2008.

(3)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.

(4)  Perpetual bond security. The maturity date reflects the next call date.

(5)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2008, the value of these securities amounted to $0 or 0.00% of net assets.

(6)  Security is illiquid. At December 31, 2008, the value of these securities amounted to $0 or 0.00% of net assets.

(7)  Investment in affiliated mutual fund.

(8)  The rate shown reflects the yield at December 31, 2008.

GMAC  General Motors Acceptance Corp.

UBS High Yield Fund—Portfolio of investments

December 31, 2008 (unaudited)

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/08 Market value	12/31/08 Market value as a percentage of net assets
Dayton Superior Corp., strike @ $0.01, expires 06/15/09	08/07/00	$0	0.00%	$0	0.00%
Pliant Corp., strike @ $0.01, expires 06/01/10	10/20/00	0	0.00	0	0.00
		$0	0.00%	$0	0.00%

See accompanying notes to financial statements.

UBS U.S. Bond Fund

Portfolio performance

For the six months ended December 31, 2008, Class A shares of UBS U.S. Bond Fund (the "Fund") declined 6.36% (Class A shares declined 10.57% after the deduction of the maximum sales charge), while Class Y shares declined 6.35%. The Fund's benchmark, the Barclays Capital US Aggregate Index (formerly the Lehman Brothers US Aggregate Index, the "Index"), returned 4.07% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 148; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 2.

The Fund's underperformance was primarily due to security selection and sector positioning, with its largest detractor being its holdings of non-Index, nonagency securitized assets.

Striving to improve the Fund's performance

As the Fund's performance shows, the reporting period proved to be an exceptionally challenging one. Given periods of extreme risk aversion, many investors flocked to the safety of US Treasury securities, driving their yields lower and prices higher. In contrast, non-Treasuries (also known as spread sectors) generated extremely poor results. This was especially true during periods of indiscriminate selling that occurred when overleveraged investors were forced to sell securities into a highly illiquid market.

While we continue to have strong convictions in our investment philosophy and core investment process, we have carefully analyzed the drivers of performance over the last year. Based on our review, we have taken a number of steps in an effort to reposition the Fund to face the ongoing challenges in the marketplace and to take advantage of what we feel will be compelling opportunities in the future. These steps include:

•  Bringing on board investment professionals who we believe have high-caliber expertise and track records of success in addressing some of the issues existing in today's marketplace.

•  Increasing the depth of our analyst teams, including making sweeping changes to our securitized debt team, which entailed replacing analysts and doubling headcount to create a stronger analytical platform.

•  Placing added emphasis on top-down macro analysis, and incorporating it into our investments as a result of lessons learned over the past year. Our goal is to better understand secular forces that could have an impact on our bond portfolios.

Given these changes, it is our firm belief that the Fund is better positioned to deliver the type of consistent, risk-adjusted results that will reward its shareholders over time.

Portfolio performance summary

What worked

•  Yield curve positioning positively contributed to the Fund's performance. We maintained a steepening bias in the portfolio. This was beneficial to performance as the yield curve steepened as the difference between short- and long-term interest rates increased.

•  An underweight to the corporate bond sector was beneficial. Increased investor risk aversion triggered several flights to quality during the six months ended December 31, 2008. During these periods,

UBS U.S. Bond Fund

investors flocked to the safety of US Treasuries while spreads on corporate bonds—the difference between the yields paid on these securities versus those paid on US Treasuries—moved to historically wide levels. Given this environment, the Fund's underweight to the corporate bond sector enhanced its relative results.

What didn't work

•  Security selection within the mortgage-backed sector significantly detracted from performance. During the reporting period, the portfolio held out-of-index, nonagency mortgage-backed securities (MBS).(1) While these securities have historically performed similarly to agency securities, this was not the case in 2008. Given continued weakness in the US housing market, illiquidity and a lack of government support, nonagency MBS severely lagged their agency counterparts during the reporting period. In recent months, we have made significant strides in transitioning the portfolio away from nonagency MBS. However, we continued to add agency MBS, specifically Fannie Mae and Freddie Mac 30-year securities, given their backing by the US government. The Fund's agency MBS performed well and enhanced results late in the reporting period.

•  Security selection and an overweight position in asset-backed securities (ABS) negatively contributed to performance. In particular, our exposure to ABS backed by home equity loans was a significant drag on performance as mortgage foreclosures and defaults moved sharply higher during the reporting period. The Fund continues to hold certain ABS securities as our analysis shows that, while headwinds remain, their current valuations are extremely attractive.

•  The Fund's commercial mortgage-backed security (CMBS) holdings performed poorly during the reporting period. While we favored AAA-rated super senior CMBS, they too were negatively impacted by increased risk aversion and fears that the weakening economy would adversely affect the commercial real estate market going forward. CMBS spreads—the difference between the yields paid on these securities versus those paid on US Treasury bonds—reached historically wide levels during the fourth quarter of 2008, and they remained elevated at the end of the reporting period. We selectively added to the Fund's exposure to AAA-rated CMBS as we felt they offered high quality cash flows and compelling long-term appreciation potential.

•  The Fund's out-of-index exposure to inflation-linked bonds detracted from results as inflationary pressures receded. During the first half of 2008, Treasury inflation protected securities (TIPS) performed well given sharply rising oil and commodity prices. However, with fears of a deep and prolonged recession driving these prices lower, the Fund's TIPS holdings performed poorly during the six-month reporting period. We maintained our tactical position in TIPS and added to the Fund's exposure in this area. In our view, these securities are currently pricing in several years of deflation, while we believe the government's aggressive actions to stimulate the economy will eventually re-ignite inflationary pressures.

(1)  These securities are generally considered liquid and high-quality, but are not government guaranteed.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

UBS U.S. Bond Fund

Average annual total return (unaudited)

		6 months ended 12/31/08	1 year ended 12/31/08	5 years ended 12/31/08	10 years ended 12/31/08	Inception(1) to 12/31/08
Before deducting	Class A(2)	-6.36%	-14.21%	-0.84%	2.48%	3.43%
maximum sales charge	Class B(3)	-6.82	-14.95	-1.60	N/A	0.19
	Class C(4)	-6.72	-14.77	-1.37	N/A	0.28
	Class Y(5)	-6.35	-14.01	-0.59	2.75	4.07
After deducting maximum	Class A(2)	-10.57	-18.09	-1.75	2.01	3.01
sales charge	Class B(3)	-11.21	-18.90	-1.92	N/A	0.19
	Class C(4)	-7.38	-15.36	-1.37	N/A	0.28
Barclays Capital US Aggregate Index(6)		4.07	5.24	4.65	5.63	6.26

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2008 prospectuses were as follows: Class A—1.06% and 0.89%; Class B—1.95% and 1.64%; Class C—1.62% and 1.39%; Class Y—0.82% and 0.64%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 0.85% for Class A shares, 1.60% for Class B shares, 1.35% for Class C shares and 0.60% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Bond Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 11/06/01 and 11/08/01, respectively. Inception date of Class Y shares and the index is 08/31/95.

(2)  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Bond Fund

Top ten long-term fixed income

holdings (unaudited)(1)

As of December 31, 2008

Percentage of net assets
Federal National Mortgage Association Pools, #934654, 5.500%, due 11/01/38	3.8%
Federal National Mortgage Association, 4.500%, TBA	3.7
Federal National Mortgage Association Pools, #948631, 6.000%, due 08/01/37	2.8
Federal Home Loan Mortgage Corp. Gold Pools, #G08307, 5.000%, due 11/01/38	2.5
Buoni Poliennali Del Tesoro, 4.500%, due 08/01/10	2.4
Federal National Mortgage Association Pools, #993722, 5.500%, due 07/01/38	2.4
US Treasury Bonds, 4.500%, due 05/15/38	2.2
Federal National Mortgage Association Pools, #990740, 6.000%, due 09/01/38	2.0
Federal National Mortgage Association Pools, #888016, 5.500%, due 05/01/36	1.9
Federal Home Loan Mortgage Corp. Gold Pools, #G04121, 5.500%, due 04/01/38	1.8
Total	25.5%

Industry diversification (unaudited)(2)

As a percentage of net assets as of December 31, 2008

Bonds Corporate bonds
Commercial services	0.23%
Diversified telecommunication services	0.07
Real estate investment trusts (REITs)	0.11
Total corporate bonds	0.41
Asset-backed securities	3.33
Commercial mortgage-backed securities	5.74
Mortgage & agency debt securities	39.27
US government obligations	8.25
Non US government obligations	6.17
Total bonds	63.17
Investment companies
UBS Corporate Bond Relationship Fund	20.54
UBS U.S. Securitized Mortgage Relationship Fund	8.23
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	2.31
Total investment companies	31.08
Short-term investment	3.58
Options purchased	0.42
Investment of cash collateral from securities loaned	1.57
Total investments	99.82
Cash and other assets, less liabilities	0.18
Net assets	100.00%

(1)  Figures represent the direct investments of the UBS U.S. Bond Fund. Figures could be different if a breakdown of the underlying investment companies was included.

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Bond Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS U.S. Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount	Value
Bonds—63.17%
Corporate bonds—0.41%
United States—0.41%
AvalonBay Communities, Inc., 7.500%, due 08/01/09	$95,000	$91,920
ERAC USA Finance Co., 8.000%, due 01/15/11(1)	200,000	187,618
Verizon New York, Inc., Series B, 7.375%, due 04/01/32	70,000	58,470
Total corporate bonds (cost $363,949)		338,008
Asset-backed securities—3.33%
United States—3.33%
Citibank Credit Card Issuance Trust, Series 2002-A8, Class A8, 2.066%, due 11/07/11(2)	750,000	717,419
Conseco Finance, Series 2001-D, Class M2, 3.173%, due 11/15/32(2)	465,340	112,368
Countrywide Asset-Backed Certificates, Series 2004-SD1, Class A1, 0.811%, due 06/25/33(1),(2)	84,433	68,773
Ford Credit Auto Owner Trust, Series 2007-B, Class A3A, 5.150%, due 11/15/11	190,000	182,481
GSAMP Trust, Series 2006-S1, Class A1, 0.611%, due 11/25/35(2)	450	82
Series 2006-S3, Class A1, 6.085%, due 05/25/36(3)	637,130	78,654
MBNA Credit Card Master Note Trust, Series 2004-A10, Class A, 1.275%, due 03/15/12(2)	675,000	646,697
Series 2004-A7, Class A7, 1.295%, due 12/15/11(2)	425,000	412,868
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-A, Class A1, 1.571%, due 10/25/27(2)	135,914	127,283
Merrill Lynch Mortgage Investors, Inc., Series 2006-SL1, Class A, 0.651%, due 09/25/36(2)	78,549	23,321
Renaissance Home Equity Loan Trust,
Series 2006-4, Class AF1, 5.545%, due 01/25/37(3)	138,641	131,727
SACO I Trust, Series 2006-3, Class A1, 0.651%, due 04/25/36(2)	154,728	26,533

Security description	Face amount	Value
United States—(concluded)
Structured Asset Securities Corp., Series 2005-S7, Class A2, 0.771%, due 12/25/35(1),(2)	$391,461	$217,636
Total asset-backed securities (cost $3,941,952)		2,745,842
Commercial mortgage-backed securities—5.74%
United States—5.74%
Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class C, 6.349%, due 06/11/35	945,000	834,461
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A2, 4.945%, due 02/11/41	423,091	359,328
Series 2006-PW14, Class B, 5.333%, due 12/11/38(1)	400,000	81,187
Series 2006-T22, Class A4, 5.464%, due 04/12/38(2)	250,000	213,787
Series 2006-T24, Class A4, 5.537%, due 10/12/41	475,000	397,631
Series 2006-PW12, Class A4, 5.718%, due 09/11/38(2)	300,000	244,048
Series 2000-WF2, Class A2, 7.320%, due 10/15/32(2)	198,280	197,464
GS Alternative Mortgage Product II, Series 2006-CC1, Class A, 5.377%, due 03/21/46(1),(2),(4)	486,701	146,011
Series 2006-GG8, Class A2, 5.479%, due 11/10/39	190,000	158,011
Series 2007-GG10, Class A4, 5.799%, due 08/10/45(2)	375,000	272,121
JPMorgan Chase Commercial Alternative Mortgage Product, Series 2006-CB17, Class A4, 5.429%, due 12/12/43	650,000	493,360
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class B, 5.525%, due 07/12/46(2)	300,000	63,854
Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, due 11/12/41	225,000	175,497
Salomon Brothers Mortgage Securities VII, Inc., Series 2000-C1, Class A2, 7.520%, due 12/18/09(2)	1,108,350	1,106,045
Total commercial mortgage-backed securities (cost $5,937,625)		4,742,805

UBS U.S. Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount	Value
Bonds—(continued)
Mortgage & agency debt securities—39.27%
United States—39.27%
American Home Mortgage Investment Trust, Series 2006-3, Class 4A, 0.661%, due 11/25/35(2)	$301,871	$81,593
Banc of America Funding Corp., Series 2007-C, Class XB1, 5.728%, due 05/20/36(2)	224,378	21,967
Federal Home Loan Bank, 2.375%, due 04/30/10	1,440,000	1,469,288
Federal Home Loan Mortgage Corp. Gold Pools, #G08307, 5.000%, due 11/01/38†	2,000,000	2,046,023
#G04121, 5.500%, due 04/01/38†	1,460,312	1,496,343
#G04458, 5.500%, due 06/01/38†	903,571	925,775
#G04567, 5.500%, due 07/01/38†	909,686	932,040
#G04684, 5.500%, due 09/01/38†	913,775	936,230
#C63008, 6.000%, due 01/01/32†	708,178	732,883
#G01717, 6.500%, due 11/01/29†	246,682	258,630
#G01449, 7.000%, due 07/01/32†	551,581	579,674
Federal National Mortgage Association,† 2.875%, due 12/11/13	800,000	819,419
3.500%, due 04/28/11	800,000	805,635
4.500%, TBA	3,000,000	3,040,314
5.250%, due 08/01/12	165,000	173,913
Federal National Mortgage Association Grantor Trust, Series 2000-T6, Class A1, 7.500%, due 06/25/30†	297,772	309,031
Federal National Mortgage Association Pools, #735661, 5.500%, due 12/01/17†	702,549	727,351
#255047, 5.500%, due 01/01/24†	912,641	938,909
#576764, 5.500%, due 09/01/24†	209,512	217,026
#688066, 5.500%, due 03/01/33†	412,472	424,283
#688314, 5.500%, due 03/01/33†	469,424	482,354
#802481, 5.500%, due 11/01/34†	761,955	782,465
#888016, 5.500%, due 05/01/36†	1,516,345	1,556,214

Security description	Face amount	Value
United States—(continued)
#983471, 5.500%, due 05/01/38†	$908,927	$932,683
#993722, 5.500%, due 07/01/38†	1,900,000	1,949,849
#934654, 5.500%, due 11/01/38†	3,085,474	3,166,117
#545015, 6.000%, due 06/01/16†	878,067	914,828
#408267, 6.000%, due 03/01/28†	46,828	48,535
#323715, 6.000%, due 05/01/29†	48,559	50,329
#522564, 6.000%, due 07/01/29†	163,018	169,214
#676733, 6.000%, due 01/01/33†	356,426	368,303
#708631, 6.000%, due 06/01/33†	60,870	62,861
#948631, 6.000%, due 08/01/37†	2,244,141	2,312,837
#988988, 6.000%, due 09/01/38†	304,999	314,305
#990740, 6.000%, due 09/01/38†	1,585,000	1,633,361
#253824, 7.000%, due 03/01/31†	12,475	13,211
#619809, 7.000%, due 11/01/31†	77,722	82,241
Federal National Mortgage Association Whole Loan, Series 1995-W3, Class A, 9.000%, due 04/25/25†	2,147	2,269
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.741%, due 02/25/35(2)	50,296	30,396
Government National Mortgage Association Pools, #2687, 6.000%, due 12/20/28	55,015	56,994
#2794, 6.000%, due 08/20/29	193,907	200,691
#780204, 7.000%, due 07/15/25	4,709	4,990
IndyMac INDX Mortgage Loan Trust, Series 2005-AR3, Class B1, 5.565%, due 04/25/35(2)	1,097,850	142,172
Residential Asset Securitization Trust, Series 2004-IP2, Class B1, 5.273%, due 12/25/34(2)	721,895	23,462
Residential Funding Mortgage Securitization I, Inc., Series 2006-S6, Class M2, 6.000%, due 07/25/36	1,323,414	108,768

UBS U.S. Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Security description	Face amount		Value
Bonds—(concluded)
Mortgage & agency debt securities—(concluded)
United States—(concluded)
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 3B2, 5.881%, due 02/25/37(2)		$1,099,025	$77,031
Total mortgage & agency debt securities (cost $33,856,357)			32,422,807
US government obligations—8.25%
US Treasury Bonds, 4.375%, due 02/15/38		1,050,000	1,406,344
4.500%, due 05/15/38(5)		1,325,000	1,808,418
4.750%, due 02/15/37(5)		510,000	710,654
8.125%, due 08/15/19		285,000	421,221
US Treasury Inflation Indexed Note (TIPS), 2.000%, due 01/15/16		320,000	334,389
US Treasury Notes, 1.250%, due 11/30/10(5)		65,000	65,698
2.750%, due 10/31/13(5)		975,000	1,036,547
3.750%, due 11/15/18(5)		905,000	1,024,487
Total US government obligations (cost $6,240,498)			6,807,758
Non US government obligations—6.17%
Italy—2.42%
Buoni Poliennali Del Tesoro, 4.500%, due 08/01/10	EUR	1,400,000	1,995,286
Spain—1.79%
Government of Spain, 3.250%, due 07/30/10		1,050,000	1,478,527
United Kingdom—1.96%
UK Gilts, 4.750%, due 06/07/10	GBP	280,000	423,842
5.250%, due 06/07/12		760,000	1,196,462
			1,620,304
Total non US government obligations (cost $5,389,265)			5,094,117
Total bonds (cost $55,729,646)			52,151,337
	Units
Investment companies—31.08%
UBS Corporate Bond Relationship Fund*(6)		1,513,377	16,961,020
UBS U.S. Securitized Mortgage Relationship Fund*(6)		1,085,827	6,791,088
UBS U.S. Treasury Inflation Protected Securities Relationship Fund*(6)		175,243	1,910,346

Security description	Shares	Value
Investment companies—(concluded)
Total investment companies (cost $32,260,233)		$25,662,454
Short-term investment—3.58%
Other—3.58%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 1.54%(6),(7) (cost $2,951,891)	2,951,891	2,951,891
	Number of contracts
Options purchased—0.42%
Call option—0.42%
3 Month Euro Euribor Interest Rate Futures, strike @ EUR 96.75, expires September 2009*	78	346,956
Total options purchased (cost $25,711)		346,956
	Shares
Investment of cash collateral from securities loaned—1.57%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 1.54%(6),(7) (cost $1,294,984)	1,294,984	1,294,984
Total investments—99.82% (cost $92,262,465)		82,407,622
Cash and other assets, less liabilities—0.18%		151,941
Net assets—100.00%		$82,559,563

UBS U.S. Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $92,262,465; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,720,210
Gross unrealized depreciation	(11,575,053)
Net unrealized depreciation	$(9,854,843)

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

*  Non-income producing security.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $701,225 or 0.85% of net assets.

(2)  Floating rate security—The interest rates shown are the current rates as of December 31, 2008.

(3)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.

(4)  Security is illiquid. At December 31, 2008, the value of this security amounted to $146,011 or 0.18% of net assets.

(5)  Security, or portion thereof, was on loan at December 31, 2008.

(6)  Investment in affiliated mutual fund.

(7)  The rate shown reflects the yield at December 31, 2008.

GS  Goldman Sachs

GSAMP  Goldman Sachs Mortgage Securities Corp.

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

Restricted security

Security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/08 Market value	12/31/08 Market value as a percentage of net assets
GS Alternative Mortgage Product II, Series 2006-CC1, Class A, 5.377%, due 03/21/46	07/19/07	$465,522	0.56%	$146,011	0.18%

UBS U.S. Bond Fund—Portfolio of investments

December 31, 2008 (unaudited)

Forward foreign currency contracts

UBS U.S. Bond Fund had the following open forward foreign currency contracts as of December 31, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Euro	2,850,000	USD	3,721,473	03/18/09	$(230,480)
Euro	300,000	USD	424,341	03/18/09	8,346
Great Britain Pound	1,435,000	USD	2,136,679	03/18/09	76,550
United States Dollar	282,621	GBP	195,000	03/18/09	(2,673)
Net unrealized depreciation on forward foreign currency contracts					$(148,257)

Currency type abbreviations:

GBP  Great Britain Pound

USD  United States Dollar

Futures contracts

UBS U.S. Bond Fund had the following open futures contracts as of December 31, 2008:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
10 Year US Treasury Notes, 47 contracts (USD)	March 2009	$5,551,569	$5,910,250	$358,681
US treasury futures sell contracts:
2 Year US Treasury Notes, 113 contracts (USD)	March 2009	(24,466,016)	(24,641,062)	(175,046)
5 Year US Treasury Notes, 75 contracts (USD)	March 2009	(8,650,323)	(8,929,101)	(278,778)
Net unrealized depreciation on futures contracts				$(95,143)

Currency type abbreviation:

USD  United States Dollar

Options written

UBS U.S. Bond Fund had the following open options written as of December 31, 2008:

	Expiration date	Premiums received	Value
Put option
90 Day Euro-Dollar Interest Rate Futures, 173 contracts, strike @ USD 96.50	June 2009	$67,170	$4,325

Currency type abbreviation:

USD  United States Dollar

See accompanying notes to financial statements

The UBS Funds

December 31, 2008 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 to December 31, 2008.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2008 to December 31, 2008.

The UBS Funds

December 31, 2008 (unaudited)

	Beginning account value July 1, 2008	Ending account value December 31, 2008	Expenses paid during period* 07/01/08 - 12/31/08	Expense ratio during period
UBS Dynamic Alpha Fund
Class A Actual	$1,000	$800.30	$5.85	1.29%
Hypothetical (5% annual return before expenses)	1,000	1,018.70	6.56	1.29
Class B Actual	1,000	796.30	9.55	2.11
Hypothetical (5% annual return before expenses)	1,000	1,014.57	10.71	2.11
Class C Actual	1,000	796.30	9.33	2.06
Hypothetical (5% annual return before expenses)	1,000	1,014.82	10.46	2.06
Class Y Actual	1,000	804.20	4.50	0.99
Hypothetical (5% annual return before expenses)	1,000	1,020.21	5.04	0.99
UBS Global Allocation Fund
Class A Actual	1,000	698.50	5.05	1.18
Hypothetical (5% annual return before expenses)	1,000	1,019.26	6.01	1.18
Class B Actual	1,000	696.10	8.64	2.02
Hypothetical (5% annual return before expenses)	1,000	1,015.02	10.26	2.02
Class C Actual	1,000	696.10	8.46	1.98
Hypothetical (5% annual return before expenses)	1,000	1,015.22	10.06	1.98
Class Y Actual	1,000	700.30	3.81	0.89
Hypothetical (5% annual return before expenses)	1,000	1,020.72	4.53	0.89
UBS Global Frontier Fund
Class A Actual	1,000	586.90	5.60	1.40
Hypothetical (5% annual return before expenses)	1,000	1,018.15	7.12	1.40
Class C Actual	1,000	584.50	8.59	2.15
Hypothetical (5% annual return before expenses)	1,000	1,014.37	10.92	2.15
Class Y Actual	1,000	587.80	4.60	1.15
Hypothetical (5% annual return before expenses)	1,000	1,019.41	5.85	1.15
UBS Global Equity Fund
Class A Actual	1,000	656.10	5.22	1.25
Hypothetical (5% annual return before expenses)	1,000	1,018.90	6.36	1.25
Class B Actual	1,000	653.80	8.34	2.00
Hypothetical (5% annual return before expenses)	1,000	1,015.12	10.16	2.00
Class C Actual	1,000	653.10	8.33	2.00
Hypothetical (5% annual return before expenses)	1,000	1,015.12	10.16	2.00
Class Y Actual	1,000	658.20	4.18	1.00
Hypothetical (5% annual return before expenses)	1,000	1,020.16	5.09	1.00

The UBS Funds

December 31, 2008 (unaudited)

	Beginning account value July 1, 2008	Ending account value December 31, 2008	Expenses paid during period* 07/01/08 - 12/31/08	Expense ratio during period
UBS International Equity Fund
Class A Actual	$1,000	$644.30	$5.18	1.25%
Hypothetical (5% annual return before expenses)	1,000	1,018.90	6.36	1.25
Class B Actual	1,000	641.80	8.28	2.00
Hypothetical (5% annual return before expenses)	1,000	1,015.12	10.16	2.00
Class C Actual	1,000	641.80	8.28	2.00
Hypothetical (5% annual return before expenses)	1,000	1,015.12	10.16	2.00
Class Y Actual	1,000	644.70	4.15	1.00
Hypothetical (5% annual return before expenses)	1,000	1,020.16	5.09	1.00
UBS U.S. Equity Alpha Fund
Class A Actual	1,000	669.70	9.01	2.14
Hypothetical (5% annual return before expenses)	1,000	1,014.42	10.87	2.14
Class C Actual	1,000	667.00	12.14	2.89
Hypothetical (5% annual return before expenses)	1,000	1,010.64	14.65	2.89
Class Y Actual	1,000	670.00	7.96	1.89
Hypothetical (5% annual return before expenses)	1,000	1,015.68	9.60	1.89
UBS U.S. Large Cap Equity Fund
Class A Actual	1,000	677.60	5.45	1.29
Hypothetical (5% annual return before expenses)	1,000	1,018.70	6.56	1.29
Class B Actual	1,000	674.80	8.57	2.03
Hypothetical (5% annual return before expenses)	1,000	1,014.97	10.31	2.03
Class C Actual	1,000	675.20	8.44	2.00
Hypothetical (5% annual return before expenses)	1,000	1,015.12	10.16	2.00
Class Y Actual	1,000	678.00	4.02	0.95
Hypothetical (5% annual return before expenses)	1,000	1,020.42	4.84	0.95
UBS U.S. Large Cap Growth Fund
Class A Actual	1,000	644.30	4.35	1.05
Hypothetical (5% annual return before expenses)	1,000	1,019.91	5.35	1.05
Class B Actual	1,000	642.50	7.45	1.80
Hypothetical (5% annual return before expenses)	1,000	1,016.13	9.15	1.80
Class C Actual	1,000	642.90	7.45	1.80
Hypothetical (5% annual return before expenses)	1,000	1,016.13	9.15	1.80
Class Y Actual	1,000	645.40	3.32	0.80
Hypothetical (5% annual return before expenses)	1,000	1,021.17	4.08	0.80

The UBS Funds

December 31, 2008 (unaudited)

	Beginning account value July 1, 2008	Ending account value December 31, 2008	Expenses paid during period* 07/01/08 - 12/31/08	Expense ratio during period
UBS U.S. Large Cap Value Equity Fund
Class A Actual	$1,000	$695.50	$4.70	1.10%
Hypothetical (5% annual return before expenses)	1,000	1,019.66	5.60	1.10
Class B Actual	1,000	692.00	7.89	1.85
Hypothetical (5% annual return before expenses)	1,000	1,015.88	9.40	1.85
Class C Actual	1,000	691.80	7.89	1.85
Hypothetical (5% annual return before expenses)	1,000	1,015.88	9.40	1.85
Class Y Actual	1,000	696.20	3.63	0.85
Hypothetical (5% annual return before expenses)	1,000	1,020.92	4.33	0.85
UBS U.S. Mid Cap Growth Equity Fund
Class A Actual	1,000	598.10	5.84	1.45
Hypothetical (5% annual return before expenses)	1,000	1,017.90	7.37	1.45
Class C Actual	1,000	589.00	8.81	2.20
Hypothetical (5% annual return before expenses)	1,000	1,014.12	11.17	2.20
Class Y Actual	1,000	601.10	4.84	1.20
Hypothetical (5% annual return before expenses)	1,000	1,019.16	6.11	1.20
UBS U.S. Small Cap Growth Fund
Class A Actual	1,000	593.60	5.14	1.28
Hypothetical (5% annual return before expenses)	1,000	1,018.75	6.51	1.28
Class B Actual	1,000	591.80	8.14	2.03
Hypothetical (5% annual return before expenses)	1,000	1,014.97	10.31	2.03
Class C Actual	1,000	591.90	8.15	2.03
Hypothetical (5% annual return before expenses)	1,000	1,014.97	10.31	2.03
Class Y Actual	1,000	594.70	4.14	1.03
Hypothetical (5% annual return before expenses)	1,000	1,020.01	5.24	1.03
UBS Absolute Return Bond Fund
Class A Actual	1,000	873.40	4.72	1.00
Hypothetical (5% annual return before expenses)	1,000	1,020.16	5.09	1.00
Class C Actual	1,000	871.80	6.37	1.35
Hypothetical (5% annual return before expenses)	1,000	1,018.40	6.87	1.35
Class Y Actual	1,000	874.10	3.87	0.82
Hypothetical (5% annual return before expenses)	1,000	1,021.07	4.18	0.82

The UBS Funds

December 31, 2008 (unaudited)

	Beginning account value July 1, 2008	Ending account value December 31, 2008	Expenses paid during period* 07/01/08 - 12/31/08	Expense ratio during period
UBS Global Bond Fund
Class A Actual	$1,000	$934.50	$5.61	1.15%
Hypothetical (5% annual return before expenses)	1,000	1,019.41	5.85	1.15
Class B Actual	1,000	930.00	9.24	1.90
Hypothetical (5% annual return before expenses)	1,000	1,015.63	9.65	1.90
Class C Actual	1,000	932.00	8.04	1.65
Hypothetical (5% annual return before expenses)	1,000	1,016.89	8.39	1.65
Class Y Actual	1,000	934.50	4.39	0.90
Hypothetical (5% annual return before expenses)	1,000	1,020.67	4.58	0.90
UBS High Yield Fund
Class A Actual	1,000	776.80	5.37	1.20
Hypothetical (5% annual return before expenses)	1,000	1,019.16	6.11	1.20
Class B Actual	1,000	774.20	8.72	1.95
Hypothetical (5% annual return before expenses)	1,000	1,015.38	9.91	1.95
Class C Actual	1,000	776.50	7.61	1.70
Hypothetical (5% annual return before expenses)	1,000	1,016.64	8.64	1.70
Class Y Actual	1,000	779.40	4.26	0.95
Hypothetical (5% annual return before expenses)	1,000	1,020.42	4.84	0.95
UBS U.S. Bond Fund
Class A Actual	1,000	936.40	4.15	0.85
Hypothetical (5% annual return before expenses)	1,000	1,020.92	4.33	0.85
Class B Actual	1,000	931.80	7.79	1.60
Hypothetical (5% annual return before expenses)	1,000	1,017.14	8.13	1.60
Class C Actual	1,000	932.80	6.58	1.35
Hypothetical (5% annual return before expenses)	1,000	1,018.40	6.87	1.35
Class Y Actual	1,000	936.50	2.93	0.60
Hypothetical (5% annual return before expenses)	1,000	1,022.18	3.06	0.60

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

The UBS Funds—Financial statements

Statements of assets and liabilities

December 31, 2008 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund	UBS Global Equity Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$848,989,598	$1,896,372,957	$5,348,678	$214,313,849
Affiliated issuers	140,017,487	570,764,639	74,749,946	15,198,258
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	4,080,373	33,165,356	—	557,900
Foreign currency, at cost	4,172,522	5,298,074	13,794	429,414
	$997,259,980	$2,505,601,026	$80,112,418	$230,499,421
Investments, at value:
Unaffiliated issuers	$617,798,574	$1,412,707,460	$5,401,803	$170,549,731
Affiliated issuers	135,796,919	455,424,841	59,277,495	13,051,192
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	4,080,373	33,165,356	—	557,900
Foreign currency, at value	4,256,000	5,372,308	13,441	438,151
Cash	207,081,419	—	—	9,543
Receivables:
Investment securities sold	1,067,132	15,597,325	—	—
Dividends	1,094,451	2,729,130	—	384,310
Interest	1,407,541	1,618,318	58,286	2,095
Fund shares sold	1,452,496	9,202,760	1,370,422	2,898,933
Variation margin	—	2,580,384	477,368	—
Receivable for foreign tax reclaims	659,411	187,057	1,319	279,130
Cash collateral for futures contracts	100,406,681	75,080,015	6,701,104	—
Cash collateral for swap agreements	44,280,000	—	—	—
Outstanding swap agreements, at value(2)	118,457,112	5,362,985	—	—
Unrealized appreciation on forward foreign currency contracts	27,064,860	4,185,946	390,262	735,176
Other assets	8,354	72,176	—	36,203
Total assets	1,264,911,323	2,023,286,061	73,691,500	188,942,364
Liabilities:
Payables:
Cash collateral from securities loaned	4,080,373	33,165,356	—	557,900
Investment securities purchased	956,007	10,146,149	254,008	208,535
Investment advisory and fund administration fees	673,297	1,379,449	37,676	95,619
Fund shares redeemed	17,277,348	36,819,155	711,468	704,698
Distribution and service fees	290,617	745,311	21,764	34,668
Trustees' fees	10,645	19,995	2,853	3,769
Custody and fund accounting fees	130,614	418,880	11,586	37,453
Variation margin	1,210,876	—	—	—
Due to custodian	—	3,273,123	562,033	—
Dividends payable for investments sold short	—	—	—	—
Accrued expenses	536,848	906,790	28,013	110,505
Options written, at value(3)	17,025	20,750	—	—
Investments sold short, at value(4)	193,608,753	—	—	—
Outstanding swap agreements, at value(2)	212,741,199	—	—	—
Unrealized depreciation on forward foreign currency contracts	48,720,748	6,989,269	89,233	1,235,763
Total liabilities	480,254,350	93,884,227	1,718,634	2,988,910
Net assets	$784,656,973	$1,929,401,834	$71,972,866	$185,953,454

(1)  The market value of securities loaned by UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund as of December 31, 2008 was $3,929,787, $34,977,982, $533,543 and $2,756,546, respectively.

(2)  Net upfront payments made by UBS Dynamic Alpha Fund were $4,272,271.

(3)  Premiums received by UBS Dynamic Alpha Fund and UBS Global Allocation Fund were $264,567 and $322,258, respectively.

(4)  Proceeds from Investments sold short by UBS Dynamic Alpha Fund and UBS U.S. Equity Alpha Fund were $201,364,580 and $19,578,507, respectively.

The UBS Funds—Financial statements

	UBS International Equity Fund	UBS U.S. Equity Alpha Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$96,973,042	$110,236,973	$542,969,430	$109,311,801
Affiliated issuers	6,211,099	586,330	5,811,167	2,267,438
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	2,895,823	—	—	—
Foreign currency, at cost	40,579	—	—	—
	$106,120,543	$110,823,303	$548,780,597	$111,579,239
Investments, at value:
Unaffiliated issuers	$79,937,767	$75,618,676	$411,386,079	$87,047,113
Affiliated issuers	5,223,616	586,330	5,811,167	2,267,438
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	2,895,823	—	—	—
Foreign currency, at value	40,875	—	—	—
Cash	—	582,918	1,418	1,912
Receivables:
Investment securities sold	—	359,624	283,317	2,248,639
Dividends	170,020	192,816	932,037	125,980
Interest	32	88	7,735	4,287
Fund shares sold	2,032,394	4,119	428,957	308,603
Variation margin	—	—	—	—
Receivable for foreign tax reclaims	103,318	—	—	3,110
Cash collateral for futures contracts	—	—	62	—
Cash collateral for swap agreements	—	—	—	—
Outstanding swap agreements, at value(2)	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	370,447	—	—	—
Other assets	211	1	—	—
Total assets	90,774,503	77,344,572	418,850,772	92,007,082
Liabilities:
Payables:
Cash collateral from securities loaned	2,895,823	—	—	—
Investment securities purchased	—	—	39,228	2,602,333
Investment advisory and fund administration fees	35,393	110,882	274,712	4,922
Fund shares redeemed	582,473	2,054,546	1,410,253	205,240
Distribution and service fees	2,885	20,099	14,538	8,412
Trustees' fees	3,068	3,010	5,654	2,678
Custody and fund accounting fees	26,734	16,147	82,060	10,051
Variation margin	—	—	—	—
Due to custodian	—	—	—	—
Dividends payable for investments sold short	—	26,095	—	—
Accrued expenses	44,046	34,978	104,318	22,261
Options written, at value(3)	—	—	—	—
Investments sold short, at value(4)	—	15,782,541	—	—
Outstanding swap agreements, at value(2)	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	969,483	—	—	—
Total liabilities	4,559,905	18,048,298	1,930,763	2,855,897
Net assets	$86,214,598	$59,296,274	$416,920,009	$89,151,185

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statement of assets and liabilities (cont'd)

Net asset value, offering price and redemption proceeds per share:

December 31, 2008 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund(2)	UBS Global Equity Fund
Net assets consist of:
Beneficial interest	$1,136,783,317	$3,252,538,797	$125,339,761	$911,122,256
Accumulated undistributed (distributions in excess of) net investment income	58,245,493	60,160,367	5,837,057	2,160,468
Accumulated undistributed net realized gain (loss)	(55,121,233)	(786,955,382)	(44,831,807)	(680,943,653)
Net unrealized appreciation (depreciation)	(355,250,604)	(596,341,948)	(14,372,145)	(46,385,617)
Net assets	$784,656,973	$1,929,401,834	$71,972,866	$185,953,454
Class A:
Net assets	$522,424,499	$1,105,199,221	$54,110,521	$70,881,301
Shares outstanding	102,607,679	150,101,277	10,799,955	8,582,728
Net asset value per share and redemption proceeds per share	$5.09	$7.36	$5.01	$8.26
Offering price per share (NAV per share plus maximum sales charge)(1)	$5.39	$7.79	$5.30	$8.74
Class B:
Net assets	$8,570,386	$49,016,110	N/A	$2,145,672
Shares outstanding	1,755,845	6,781,176	N/A	265,804
Net asset value per share and offering price per share	$4.88	$7.23	N/A	$8.07
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$4.64	$6.87	N/A	$7.67
Class C:
Net assets	$164,724,544	$498,183,484	$15,635,352	$21,844,026
Shares outstanding	33,743,140	69,303,516	3,113,437	2,730,526
Net asset value per share and offering price per share	$4.88	$7.19	$5.02	$8.00
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$4.83	$7.12	$4.97	$7.92
Class Y:
Net assets	$88,937,544	$277,003,019	$2,226,993	$91,082,455
Shares outstanding	17,186,721	36,928,683	444,654	10,782,133
Net asset value per share, offering price per share and redemption proceeds per share	$5.17	$7.50	$5.01	$8.45

(1)  For Class A, the maximum sales charge is 5.50%, except for the UBS Global Bond Fund, UBS U.S. Bond Fund, and the UBS High Yield Fund which is 4.50%, and UBS Absolute Return Bond Fund which is 2.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%, Class C maximum contingent deferred sales charge is 1.00%, except for UBS Global Bond Fund, UBS U.S. Bond Fund and UBS High Yield Fund which is 0.75%, and UBS Absolute Return Bond Fund which is 0.50% . Class Y has no contingent deferred sales charge.

(2)  UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

The UBS Funds—Financial statements

	UBS International Equity Fund	UBS U.S. Equity Alpha Fund(2)	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Net assets consist of:
Beneficial interest	$112,836,980	$124,505,260	$671,230,028	$125,289,906
Accumulated undistributed (distributions in excess of) net investment income	1,980,986	(10,424)	5,035,550	122,029
Accumulated undistributed net realized gain (loss)	(10,000,922)	(34,376,231)	(127,762,218)	(13,996,062)
Net unrealized appreciation (depreciation)	(18,602,446)	(30,822,331)	(131,583,351)	(22,264,688)
Net assets	$86,214,598	$59,296,274	$416,920,009	$89,151,185
Class A:
Net assets	$8,664,086	$41,977,318	$48,216,720	$27,401,737
Shares outstanding	1,520,856	7,205,555	4,461,166	3,808,873
Net asset value per share and redemption proceeds per share	$5.70	$5.83	$10.81	$7.19
Offering price per share (NAV per share plus maximum sales charge)(1)	$6.03	$6.17	$11.44	$7.61
Class B:
Net assets	$79,948	N/A	$402,478	$857,798
Shares outstanding	13,952	N/A	38,221	125,570
Net asset value per share and offering price per share	$5.73	N/A	$10.53	$6.83
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$5.44	N/A	$10.00	$6.49
Class C:
Net assets	$976,643	$11,189,199	$4,828,831	$4,770,848
Shares outstanding	174,500	1,920,873	458,744	697,999
Net asset value per share and offering price per share	$5.60	$5.83	$10.53	$6.84
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$5.54	$5.77	$10.42	$6.77
Class Y:
Net assets	$76,493,921	$6,129,757	$363,471,980	$56,120,802
Shares outstanding	13,380,491	1,056,179	33,271,566	7,590,332
Net asset value per share, offering price per share and redemption proceeds per share	$5.72	$5.80	$10.92	$7.39

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of assets and liabilities (cont'd)

December 31, 2008 (unaudited)

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$76,673,980	$5,189,129	$256,605,329	$142,346,096
Affiliated issuers	272,891	68,509	2,391,516	21,541,043
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	—	14,299,270	—
Foreign currency, at cost	—	—	—	16,978,741
	$76,946,871	$5,257,638	$273,296,115	$180,865,880
Investments, at value:
Unaffiliated issuers	$55,375,436	$3,544,259	$181,427,457	$122,062,004
Affiliated issuers	272,891	68,509	2,391,516	21,541,043
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	—	—	14,299,270	—
Foreign currency, at value	—	—	—	16,835,957
Cash	343	—	—	—
Receivables:
Investment securities sold	528,440	5,867	2,858,822	—
Dividends	120,817	3,008	49,707	—
Interest	376	63	2,632	2,845,935
Fund shares sold	3,127	—	165,274	21,169
Variation margin	—	—	—	351,904
Receivable for foreign tax reclaims	—	—	—	22,324
Cash collateral for futures contracts	—	—	—	1,524,303
Outstanding swap agreements, at value(2)	—	—	—	1,097,435
Unrealized appreciation on forward foreign currency contracts	—	—	—	489,372
Other assets	—	108,483	54,571	—
Total assets	56,301,430	3,730,189	201,249,249	166,791,446
Liabilities:
Payables:
Cash collateral from securities loaned	—	—	14,299,270	—
Investment securities purchased	—	—	2,912,996	1,373,555
Investment advisory and fund administration fees	13,390	293	77,945	81,860
Fund shares redeemed	345,187	—	722,152	452,170
Distribution and service fees	17,536	581	12,699	6,910
Trustees' fees	2,766	2,355	3,837	3,478
Custody and fund accounting fees	13,236	10,695	34,221	28,059
Variation margin	—	—	—	—
Due to custodian	—	—	—	99,325
Options written, at value(3)	—	—	—	—
Accrued expenses	44,290	22,078	104,427	84,004
Outstanding swap agreements, at value(2)	—	—	—	1,419,295
Unrealized depreciation on forward foreign currency contracts	—	—	—	6,941,280
Total liabilities	436,405	36,002	18,167,547	10,489,936
Net assets	$55,865,025	$3,694,187	$183,081,702	$156,301,510

(1)  The market value of securities loaned by UBS U.S. Small Cap Growth Fund and UBS U.S. Bond Fund as of December 31, 2008 was $13,911,306 and $1,558,766, respectively.

(2)  Upfront payments made by UBS High Yield Fund were $126,569.

(3)  Premiums received by UBS U.S. Bond Fund were $67,170.

The UBS Funds—Financial statements

	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$57,049,252	$132,890,060	$55,755,357
Affiliated issuers	112,816	919,285	35,212,124
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	—	1,294,984
Foreign currency, at cost	573,932	—	33,454
	$57,736,000	$133,809,345	$92,295,919
Investments, at value:
Unaffiliated issuers	$50,086,927	$94,568,299	$52,498,293
Affiliated issuers	123,639	919,285	28,614,345
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	—	—	1,294,984
Foreign currency, at value	545,600	—	—
Cash	—	70,647	116,892
Receivables:
Investment securities sold	295,605	368,794	4,064,226
Dividends	—	—	—
Interest	853,593	2,849,884	332,329
Fund shares sold	893,258	345,212	402,031
Variation margin	—	—	—
Receivable for foreign tax reclaims	—	—	—
Cash collateral for futures contracts	—	—	1,232,851
Outstanding swap agreements, at value(2)	308,160	—	3,718,784
Unrealized appreciation on forward foreign currency contracts	515,580	—	84,896
Other assets	—	—	3,109
Total assets	53,622,362	99,122,121	92,362,740
Liabilities:
Payables:
Cash collateral from securities loaned	—	—	1,294,984
Investment securities purchased	—	823,398	5,061,927
Investment advisory and fund administration fees	13,694	38,807	17,670
Fund shares redeemed	243,118	215,493	573,335
Distribution and service fees	3,084	10,677	2,668
Trustees' fees	2,722	2,937	2,778
Custody and fund accounting fees	12,370	13,549	14,014
Variation margin	—	—	29,328
Due to custodian	3,084	—	—
Options written, at value(3)	—	—	4,325
Accrued expenses	19,248	32,413	30,385
Outstanding swap agreements, at value(2)	465,130	203,153	2,538,610
Unrealized depreciation on forward foreign currency contracts	270,815	—	233,153
Total liabilities	1,033,265	1,340,427	9,803,177
Net assets	$52,589,097	$97,781,694	$82,559,563

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statement of assets and liabilities (cont'd)

Net asset value, offering price and redemption proceeds per share:

December 31, 2008 (unaudited)

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund(2)	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund(2)
Net assets consist of:
Beneficial interest	$87,932,542	$6,117,505	$288,726,048	$286,821,057
Accumulated undistributed (distributions in excess of) net investment income	779,088	(17,304)	(556,304)	(11,110,507)
Accumulated undistributed net realized gain (loss)	(11,548,061)	(761,144)	(29,910,170)	(89,701,699)
Net unrealized appreciation (depreciation)	(21,298,544)	(1,644,870)	(75,177,872)	(29,707,341)
Net assets	$55,865,025	$3,694,187	$183,081,702	$156,301,510
Class A:
Net assets	$47,366,410	$479,409	$48,408,390	$23,824,958
Shares outstanding	9,694,174	81,526	6,128,157	3,837,537
Net asset value per share and redemption proceeds per share	$4.89	$5.88	$7.90	$6.21
Offering price per share (NAV per share plus maximum sales charge)(1)	$5.17	$6.22	$8.36	$6.37
Class B:
Net assets	$384,972	N/A	$275,167	N/A
Shares outstanding	79,665	N/A	36,916	N/A
Net asset value per share and offering price per share	$4.83	N/A	$7.45	N/A
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$4.59	N/A	$7.08	N/A
Class C:
Net assets	$5,877,910	$96,030	$2,724,344	$6,194,970
Shares outstanding	1,227,483	16,842	366,386	998,097
Net asset value per share and offering price per share	$4.79	$5.70	$7.44	$6.21
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$4.74	$5.64	$7.37	$6.18
Class Y:
Net assets	$2,235,733	$3,118,748	$131,673,801	$126,281,582
Shares outstanding	455,399	525,438	16,124,467	20,352,523
Net asset value per share, offering price per share and redemption proceeds per share	$4.91	$5.94	$8.17	$6.20

(1)  For Class A, the maximum sales charge is 5.50%, except for UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund which are 4.50%, and UBS Absolute Return Bond Fund which is 2.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. Class C maximum contingent deferred sales charge is 1.00%, except for UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund which are 0.75%, and UBS Absolute Return Bond Fund which is 0.50% . Class Y has no contingent deferred sales charge.

(2)  UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

The UBS Funds—Financial statements

	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Net assets consist of:
Beneficial interest	$65,490,234	$271,374,220	$110,079,572
Accumulated undistributed (distributions in excess of) net investment income	932,458	(634,782)	(2,721,643)
Accumulated undistributed net realized gain (loss)	(6,909,641)	(134,559,399)	(15,922,634)
Net unrealized appreciation (depreciation)	(6,923,954)	(38,398,345)	(8,875,732)
Net assets	$52,589,097	$97,781,694	$82,559,563
Class A:
Net assets	$9,430,547	$34,295,833	$7,917,764
Shares outstanding	1,284,862	7,532,869	986,776
Net asset value per share and redemption proceeds per share	$7.34	$4.55	$8.02
Offering price per share (NAV per share plus maximum sales charge)(1)	$7.69	$4.76	$8.40
Class B:
Net assets	$121,880	$838,169	$149,130
Shares outstanding	16,555	183,850	18,573
Net asset value per share and offering price per share	$7.36	$4.56	$8.03
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$6.99	$4.33	$7.63
Class C:
Net assets	$1,722,420	$5,845,670	$1,556,275
Shares outstanding	235,465	1,283,304	194,529
Net asset value per share and offering price per share	$7.31	$4.56	$8.00
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$7.26	$4.53	$7.94
Class Y:
Net assets	$41,314,250	$56,802,022	$72,936,394
Shares outstanding	4,957,281	12,392,247	9,100,906
Net asset value per share, offering price per share and redemption proceeds per share	$8.33	$4.58	$8.01

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of operations

For the six months ended December 31, 2008 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund	UBS Global Equity Fund
Investment income:
Dividends	$8,970,619	$21,768,479	$6	$2,540,073
Interest and other	14,643,945	6,868,516	170,972	4,545
Affiliated interest	383,101	445,150	22,983	18,182
Securities lending-net	218,431	163,905	—	2,072
Foreign tax withheld	—	(598,632)	—	(87,896)
Total income	$24,216,096	$28,647,418	$193,961	$2,476,976
Expenses:
Advisory and administration	$6,230,167	$11,576,687	$423,819	$1,006,542
Service and distribution:
Class A	1,163,269	2,223,829	77,288	112,094
Class B	60,735	348,612	—	14,315
Class C	1,292,239	3,742,275	85,574	138,312
Transfer agency:
Class A	375,288	582,269	13,824	98,034
Class B	8,584	50,427	—	3,682
Class C	125,027	377,670	10,443	38,899
Class Y	29,409	83,727	34	34,991
Custodian and fund accounting	266,296	700,655	34,178	77,288
Federal and state registration	8,906	15,890	6,339	10,068
Professional services	59,807	64,339	41,554	52,102
Shareholder reports	183,938	380,006	12,092	31,068
Trustees	21,839	41,677	5,767	7,728
Offering costs	—	—	10,284	—
Dividend expense for investments sold short	1,066,068	—	—	—
Other	27,068	49,525	5,332	5,911
Total operating expenses	10,918,640	20,237,588	726,528	1,631,034
Fee waivers and/or expense reimbursements by Advisor	—	—	(87,713)	(143,944)
Net operating expenses	10,918,640	20,237,588	638,815	1,487,090
Interest expense	33,511	3,561	—	—
Net expenses	10,952,151	20,241,149	638,815	1,487,090
Net investment income (loss)	13,263,945	8,406,269	(444,854)	989,886
Net realized gain (loss) on:
Investments in unaffiliated issuers	(163,584,417)	(614,885,525)	(11,535,448)	(32,657,862)
Investments in affiliated issuers	(124,996,945)	(101,419,896)	(20,079,351)	—
Futures contracts	109,600,615	(84,438,260)	(10,523,126)	—
Options written	(5,248,959)	(263,125)	—	—
Investments sold short	(56,107,136)	—	—	—
Swap agreements	(18,444,174)	(2,146,751)	(449,792)	—
Foreign forward currency transactions	174,695,679	544,961	(336,752)	(391,311)
Net realized loss	(84,085,337)	(802,608,596)	(42,924,469)	(33,049,173)
Change in net unrealized appreciation (depreciation) on:
Investments	(159,898,926)	(342,920,115)	(5,474,027)	(74,037,317)
Futures contracts	(49,139,075)	4,957,563	1,053,282	—
Options written	186,015	301,508	—	—
Investments sold short	7,755,827	—	—	—
Swap agreements	(34,795,059)	10,183,737	4,112,672	—
Foreign forward currency contracts	(17,012,194)	30,056,106	1,076,944	1,137,595
Translation of other assets and liabilities denominated in foreign currency	6,180,992	2,609,558	(21,843)	(28,825)
Change in net unrealized appreciation (depreciation)	(246,722,420)	(294,811,643)	747,028	(72,928,547)
Net realized and unrealized loss	(330,807,757)	(1,097,420,239)	(42,177,441)	(105,977,720)
Net increase (decrease) in net assets resulting from operations	$(317,543,812)	$(1,089,013,970)	$(42,622,295)	$(104,987,834)

The UBS Funds—Financial statements

	UBS International Equity Fund	UBS U.S. Equity Alpha Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Investment income:
Dividends	$1,231,048	$1,360,249	$6,858,874	$524,371
Interest and other	2,674	161	103	—
Affiliated interest	9,039	10,098	124,812	18,022
Securities lending-net	13,986	—	—	—
Foreign tax withheld	(110,600)	—	—	(210)
Total income	$1,146,147	$1,370,508	$6,983,789	$542,183
Expenses:
Advisory and administration	$503,310	$498,771	$2,224,515	$365,357
Service and distribution:
Class A	15,198	84,716	85,526	24,963
Class B	855	—	2,513	4,757
Class C	7,089	85,902	25,850	13,194
Transfer agency:
Class A	5,608	22,974	57,024	4,671
Class B	325	—	386	451
Class C	1,111	12,937	4,687	1,219
Class Y	78,547	33	187,097	65,364
Custodian and fund accounting	66,759	36,514	149,001	25,355
Federal and state registration	10,232	27,503	15,187	11,037
Professional services	49,407	45,007	45,007	42,211
Shareholder reports	15,913	13,310	73,164	10,631
Trustees	6,175	5,995	11,791	5,636
Offering costs	—	—	—	—
Dividend expense for investments sold short	—	202,442	—	—
Other	4,910	6,294	10,880	4,225
Total operating expenses	765,439	1,042,398	2,892,628	579,071
Fee waivers and/or expense reimbursements by Advisor	(166,941)	(89,889)	—	(158,917)
Net operating expenses	598,498	952,509	2,892,628	420,154
Interest expense	—	92,080	—	—
Net expenses	598,498	1,044,589	2,892,628	420,154
Net investment income (loss)	547,649	325,919	4,091,161	122,029
Net realized gain (loss) on:
Investments in unaffiliated issuers	(10,720,632)	(34,043,602)	(111,770,068)	(13,403,633)
Investments in affiliated issuers	—	—	—	—
Futures contracts	—	—	(2,867,836)	—
Options written	—	—	—	—
Investments sold short	—	4,898,169	—	—
Swap agreements	—	—	—	—
Foreign forward currency transactions	—	—	—	—
Net realized loss	(10,720,632)	(29,145,433)	(114,637,904)	(13,403,633)
Change in net unrealized appreciation (depreciation) on:
Investments	(43,207,838)	(9,205,819)	(108,306,142)	(28,497,832)
Futures contracts	—	—	557,003	—
Options written	—	—	—	—
Investments sold short	—	1,716,488	—	—
Swap agreements	—	—	—	—
Foreign forward currency contracts	173,319	—	—	—
Translation of other assets and liabilities denominated in foreign currency	(24,219)	—	—	—
Change in net unrealized appreciation (depreciation)	(43,058,738)	(7,489,331)	(107,749,139)	(28,497,832)
Net realized and unrealized loss	(53,779,370)	(36,634,764)	(222,387,043)	(41,901,465)
Net increase (decrease) in net assets resulting from operations	$(53,231,721)	$(36,308,845)	$(218,295,882)	$(41,779,436)

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of operations (cont'd)

For the six months ended December 31, 2008 (unaudited)

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund
Investment income:
Dividends	$1,148,529	$11,290	$569,078	$—
Interest and other	5,675	—	—	1,893,819
Affiliated interest	10,068	773	47,437	223,481
Securities lending-net	—	—	342,005	—
Foreign tax withheld	—	—	(9,198)	—
Total income	$1,164,272	$12,063	$949,322	$2,117,300
Expenses:
Advisory and administration	$294,418	$21,698	$1,252,365	$582,202
Service and distribution:
Class A	80,496	644	86,500	—
Class B	1,847	—	2,188	—
Class C	39,440	570	22,204	47,523
Transfer agency:
Class A	42,002	243	128,864	45,303
Class B	590	—	1,135	—
Class C	7,348	123	7,930	5,982
Class Y	5,912	18	185,129	23,253
Custodian and fund accounting	26,639	22,349	69,587	47,568
Federal and state registration	10,331	4,474	11,969	4,503
Professional services	47,663	45,007	45,007	61,233
Shareholder reports	9,938	1,281	35,732	23,255
Trustees	5,618	4,755	8,069	6,864
Other	3,357	3,102	7,193	5,642
Total operating expenses	575,599	104,264	1,863,872	853,328
Fee waivers and/or expense reimbursements by Advisor	(130,833)	(74,897)	(358,246)	(36,358)
Net operating expenses	444,766	29,367	1,505,626	816,970
Interest expense	—	—	—	—
Net expenses	444,766	29,367	1,505,626	816,970
Net investment income (loss)	719,506	(17,304)	(556,304)	1,300,330
Net realized gain (loss) on:
Investments in unaffiliated issuers	(11,238,948)	(666,994)	(29,647,252)	(12,622,510)
Investments in affiliated issuers	—	—	—	(9,498,563)
Futures contracts	—	—	—	(8,098,618)
Options written	—	—	—	—
Swap agreements	—	—	—	(315,327)
Foreign forward currency transactions	—	—	—	13,293,628
Net realized loss	(11,238,948)	(666,994)	(29,647,252)	(17,241,390)
Change in net unrealized appreciation (depreciation) on:
Investments	(16,710,574)	(1,723,315)	(107,301,033)	(946,004)
Futures contracts	—	—	—	(1,892,719)
Options written	—	—	—	—
Swap agreements	—	—	—	(378,305)
Foreign forward currency contracts	—	—	—	(4,346,564)
Translation of other assets and liabilities denominated in foreign currency	—	—	—	(674,956)
Change in net unrealized appreciation (depreciation)	(16,710,574)	(1,723,315)	(107,301,033)	(8,238,548)
Net realized and unrealized loss	(27,949,522)	(2,390,309)	(136,948,285)	(25,479,938)
Net increase (decrease) in net assets resulting from operations	$(27,230,016)	$(2,407,613)	$(137,504,589)	$(24,179,608)

The UBS Funds—Financial statements

	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Investment income:
Dividends	$—	$—	$—
Interest and other	1,187,301	6,085,730	1,593,664
Affiliated interest	26,643	26,767	—
Securities lending-net	—	—	6,654
Foreign tax withheld	—	—	—
Total income	$1,213,944	$6,112,497	$1,600,318
Expenses:
Advisory and administration	$225,956	$409,673	$282,653
Service and distribution:
Class A	13,304	44,143	10,636
Class B	650	5,847	783
Class C	6,053	25,878	3,952
Transfer agency:
Class A	8,448	32,713	5,821
Class B	161	1,625	306
Class C	736	7,451	613
Class Y	47,918	47,663	46,253
Custodian and fund accounting	35,595	33,062	37,126
Federal and state registration	9,869	10,565	11,752
Professional services	51,626	47,663	45,592
Shareholder reports	7,346	15,271	11,983
Trustees	5,457	6,055	5,711
Other	3,109	2,223	2,665
Total operating expenses	416,228	689,832	465,846
Fee waivers and/or expense reimbursements by Advisor	(115,547)	(36,467)	(155,250)
Net operating expenses	300,681	653,365	310,596
Interest expense	—	279	—
Net expenses	300,681	653,644	310,596
Net investment income (loss)	913,263	5,458,853	1,289,722
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,337,072)	(7,295,874)	(3,616,258)
Investments in affiliated issuers	(923,617)	—	(9,507,579)
Futures contracts	—	—	(545,708)
Options written	—	—	—
Swap agreements	261,241	(2,051,888)	(25,724)
Foreign forward currency transactions	91,744	—	520,905
Net realized loss	(2,907,704)	(9,347,762)	(13,174,364)
Change in net unrealized appreciation (depreciation) on:
Investments	(3,089,824)	(25,233,371)	1,773,444
Futures contracts	—	—	(180,129)
Options written	—	—	62,845
Swap agreements	(431,406)	(1,063,704)	3,296,257
Foreign forward currency contracts	703,335	—	(138,497)
Translation of other assets and liabilities denominated in foreign currency	(68,218)	—	(29,781)
Change in net unrealized appreciation (depreciation)	(2,886,113)	(26,297,075)	4,784,139
Net realized and unrealized loss	(5,793,817)	(35,644,837)	(8,390,225)
Net increase (decrease) in net assets resulting from operations	$(4,880,554)	$(30,185,984)	$(7,100,503)

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund		UBS Global Frontier Fund
	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six months ended December 31, 2008 (unaudited)	Period ended June 30, 2008(1)
Operations:
Net investment income (loss)	$13,263,945	$6,877,755	$8,406,269	$48,802,926	$(444,854)	$(697,486)
Net realized gain (loss)	(84,085,337)	550,168,965	(802,608,596)	468,643,317	(42,924,469)	(463,284)
Change in net unrealized appreciation (depreciation)	(246,722,420)	(664,414,072)	(294,811,643)	(922,271,019)	747,028	(15,119,173)
Net increase (decrease) in net assets from operations	(317,543,812)	(107,367,352)	(1,089,013,970)	(404,824,776)	(42,622,295)	(16,279,943)
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	—	(2,126,516)	(59,648,240)	(47,817,449)	(1,267,938)	(284,895)
Distributions from net realized gain	(192,230,422)	(146,653,781)	(123,974,517)	(173,372,470)	—	(702,936)
Total Class A dividends and distributions	(192,230,422)	(148,780,297)	(183,622,757)	(221,189,919)	(1,267,938)	(987,831)
Class B:
Dividends from net investment income and net foreign currency gains		—	—	(2,269,417)	(790,695)	—
Distributions from net realized gain	(3,120,832)	(1,886,941)	(5,525,208)	(7,053,722)	—	—
Total Class B dividends and distributions	(3,120,832)	(1,886,941)	(7,794,625)	(7,844,417)	—	—
Class C:
Dividends from net investment income and net foreign currency gains	—	—	(23,434,528)	(10,110,965)	(204,311)	(12,394)
Distributions from net realized gain	(63,020,277)	(39,173,757)	(57,275,656)	(71,832,344)	—	(185,387)
Total Class C dividends and distributions	(63,020,277)	(39,173,757)	(80,710,184)	(81,943,309)	(204,311)	(197,781)
Class Y:
Dividends from net investment income and net foreign currency gains	—	(1,348,972)	(15,557,694)	(11,213,322)	(62,385)	(35,242)
Distributions from net realized gain	(32,866,940)	(37,471,448)	(30,474,399)	(35,120,005)	—	(67,476)
Total Class Y dividends and distributions	(32,866,940)	(38,820,420)	(46,032,093)	(46,333,327)	(62,385)	(102,718)
Decrease in net assets from dividends and distributions	(291,238,471)	(228,661,415)	(318,159,659)	(357,310,972)	(1,534,634)	(1,288,330)
Beneficial interest transactions:
Proceeds from shares sold	68,013,049	397,434,507	146,331,173	811,103,968	32,758,869	168,824,442
Shares issued on reinvestment of dividends and distributions	275,429,925	219,171,325	300,509,731	339,698,927	1,318,346	1,227,251
Cost of shares redeemed	(781,644,147)	(1,702,328,712)	(1,060,365,385)	(1,595,105,075)	(27,810,789)	(42,663,400)
Redemption fees	104,030	199,526	145,832	277,022	13,738	29,611
Net increase (decrease) in net assets resulting from beneficial interest transactions	(438,097,143)	(1,085,523,354)	(613,378,649)	(444,025,158)	6,280,164	127,417,904
Increase (decrease) in net assets	(1,046,879,426)	(1,421,552,121)	(2,020,552,278)	(1,206,160,906)	(37,876,765)	109,849,631
Net assets, beginning of period	1,831,536,399	3,253,088,520	3,949,954,112	5,156,115,018	109,849,631	—
Net assets, end of period	$784,656,973	$1,831,536,399	$1,929,401,834	$3,949,954,112	$71,972,866	$109,849,631
Net assets include accumulated undistributed (distributions in excess of) net investment income	$58,245,493	$44,981,549	$60,160,367	$152,663,977	$5,837,057	$7,816,545

(1)  For the period July 26, 2007 (commencement of operations) to June 30, 2008.

The UBS Funds—Financial statements

	UBS Global Equity Fund		UBS International Equity Fund
	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008
Operations:
Net investment income (loss)	$989,886	$3,746,279	$547,649	$3,233,514
Net realized gain (loss)	(33,049,173)	34,858,651	(10,720,632)	13,280,789
Change in net unrealized appreciation (depreciation)	(72,928,547)	(85,747,731)	(43,058,738)	(41,273,845)
Net increase (decrease) in net assets from operations	(104,987,834)	(47,142,801)	(53,231,721)	(24,759,542)
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(4,842,626)	—	(231,657)	(395,862)
Distributions from net realized gain	—	—	(760,618)	(2,260,166)
Total Class A dividends and distributions	(4,842,626)	—	(992,275)	(2,656,028)
Class B:
Dividends from net investment income and net foreign currency gains	(128,499)	—	—	(5,166)
Distributions from net realized gain	—	—	(6,885)	(41,131)
Total Class B dividends and distributions	(128,499)	—	(6,885)	(46,297)
Class C:
Dividends from net investment income and net foreign currency gains	(1,311,744)	—	(11,121)	(33,741)
Distributions from net realized gain	—	—	(94,172)	(245,694)
Total Class C dividends and distributions	(1,311,744)	—	(105,293)	(279,435)
Class Y:
Dividends from net investment income and net foreign currency gains	(6,370,482)	—	(2,441,800)	(2,893,911)
Distributions from net realized gain	—	—	(6,407,652)	(15,270,335)
Total Class Y dividends and distributions	(6,370,482)	—	(8,849,452)	(18,164,246)
Decrease in net assets from dividends and distributions	(12,653,351)	—	(9,953,905)	(21,146,006)
Beneficial interest transactions:
Proceeds from shares sold	27,948,107	64,142,944	32,095,419	58,818,646
Shares issued on reinvestment of dividends and distributions	12,106,041	—	9,877,845	20,942,139
Cost of shares redeemed	(58,091,178)	(103,442,721)	(41,450,104)	(86,837,905)
Redemption fees	10,179	12,783	7,806	6,688
Net increase (decrease) in net assets resulting from beneficial interest transactions	(18,026,851)	(39,286,994)	530,966	(7,070,432)
Increase (decrease) in net assets	(135,688,036)	(86,429,795)	(62,654,660)	(52,975,980)
Net assets, beginning of period	321,621,490	408,051,285	148,869,258	201,845,238
Net assets, end of period	$185,953,454	$321,621,490	$86,214,598	$148,869,258
Net assets include accumulated undistributed (distributions in excess of) net investment income	$2,160,468	$13,823,933	$1,980,986	$4,117,915

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of changes in net assets

	UBS U.S. Equity Alpha Fund		UBS U.S. Large Cap Equity Fund		UBS U.S. Large Cap Growth Fund
	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008
Operations:
Net investment income (loss)	$325,919	$677,065	$4,091,161	$9,830,536	$122,029	$(13,862)
Net realized gain (loss)	(29,145,433)	12,911	(114,637,904)	22,120,705	(13,403,633)	891,947
Change in net unrealized appreciation (depreciation)	(7,489,331)	(38,791,790)	(107,749,139)	(190,999,382)	(28,497,832)	2,571,813
Net increase (decrease) in net assets from operations	(36,308,845)	(38,101,814)	(218,295,882)	(159,048,141)	(41,779,436)	3,449,898
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(576,077)	(528,450)	(305,532)	(1,177,152)	—	—
Distributions from net realized gain	—	(10,020,460)	(1,595,416)	(6,625,321)	—	(70,792)
Total Class A dividends and distributions	(576,077)	(10,548,910)	(1,900,948)	(7,802,473)	—	(70,792)
Class B:
Dividends from net investment income and net foreign currency gains	—	—	(623)	(245)	—	—
Distributions from net realized gain	—	—	(13,791)	(40,054)	—	(9,693)
Total Class B dividends and distributions	—	—	(14,414)	(40,299)	—	(9,693)
Class C:
Dividends from net investment income and net foreign currency gains	—	—	(12,672)	—	—	—
Distributions from net realized gain	—	(2,253,303)	(163,602)	(417,852)	—	(15,221)
Total Class C dividends and distributions	—	(2,253,303)	(176,274)	(417,852)	—	(15,221)
Class Y:
Dividends from net investment income and net foreign currency gains	(110,609)	(29,142)	(3,820,205)	(8,246,286)	—	(72,391)
Distributions from net realized gain	—	(303,337)	(12,193,390)	(34,151,483)	—	(454,792)
Total Class Y dividends and distributions	(110,609)	(332,479)	(16,013,595)	(42,397,769)	—	(527,183)
Decrease in net assets from dividends and distributions	(686,686)	(13,134,692)	(18,105,231)	(50,658,393)	—	(622,889)
Beneficial interest transactions:
Proceeds from shares sold	5,498,460	28,373,781	60,891,623	301,382,164	55,749,006	53,512,638
Shares issued on reinvestment of dividends and distributions	666,293	12,657,561	17,807,762	47,101,585	—	620,363
Cost of shares redeemed	(35,164,836)	(100,161,333)	(168,789,626)	(398,080,214)	(19,259,534)	(35,802,292)
Redemption fees	3,360	56,289	33,383	58,335	5,974	4,703
Net increase (decrease) in net assets resulting from beneficial interest transactions	(28,996,723)	(59,073,702)	(90,056,858)	(49,538,130)	36,495,446	18,335,412
Increase (decrease) in net assets	(65,992,254)	(110,310,208)	(326,457,971)	(259,244,664)	(5,283,990)	21,162,421
Net assets, beginning of period	125,288,528	235,598,736	743,377,980	1,002,622,644	94,435,175	73,272,754
Net assets, end of period	$59,296,274	$125,288,528	$416,920,009	$743,377,980	$89,151,185	$94,435,175
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(10,424)	$350,343	$5,035,550	$5,083,421	$122,029	$—

The UBS Funds—Financial statements

	UBS U.S. Large Cap Value Equity Fund		UBS U.S. Mid Cap Growth Equity Fund
	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008
Operations:
Net investment income (loss)	$719,506	$1,524,434	$(17,304)	$(50,607)
Net realized gain (loss)	(11,238,948)	13,812,998	(666,994)	130,416
Change in net unrealized appreciation (depreciation)	(16,710,574)	(39,915,124)	(1,723,315)	(551,189)
Net increase (decrease) in net assets from operations	(27,230,016)	(24,577,692)	(2,407,613)	(471,380)
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(516,748)	(1,321,256)	—	(1,276)
Distributions from net realized gain	(7,453,614)	(9,164,654)	(9,595)	(12,162)
Total Class A dividends and distributions	(7,970,362)	(10,485,910)	(9,595)	(13,438)
Class B:
Dividends from net investment income and net foreign currency gains	(2,141)	(2,162)	—	—
Distributions from net realized gain	(60,577)	(71,441)	—	—
Total Class B dividends and distributions	(62,718)	(73,603)	—	—
Class C:
Dividends from net investment income and net foreign currency gains	(22,232)	(56,435)	—	(116)
Distributions from net realized gain	(925,371)	(1,190,175)	(2,082)	(3,793)
Total Class C dividends and distributions	(947,603)	(1,246,610)	(2,082)	(3,909)
Class Y:
Dividends from net investment income and net foreign currency gains	(27,994)	(115,125)	—	(17,422)
Distributions from net realized gain	(332,468)	(660,370)	(65,030)	(125,402)
Total Class Y dividends and distributions	(360,462)	(775,495)	(65,030)	(142,824)
Decrease in net assets from dividends and distributions	(9,341,145)	(12,581,618)	(76,707)	(160,171)
Beneficial interest transactions:
Proceeds from shares sold	1,236,212	4,382,799	222,494	569,694
Shares issued on reinvestment of dividends and distributions	8,347,989	11,362,921	76,707	160,171
Cost of shares redeemed	(12,097,196)	(22,913,652)	(33,825)	(108,905)
Redemption fees	848	8,527	—	451
Net increase (decrease) in net assets resulting from beneficial interest transactions	(2,512,147)	(7,159,405)	265,376	621,411
Increase (decrease) in net assets	(39,083,308)	(44,318,715)	(2,218,944)	(10,140)
Net assets, beginning of period	94,948,333	139,267,048	5,913,131	5,923,271
Net assets, end of period	$55,865,025	$94,948,333	$3,694,187	$5,913,131
Net assets include accumulated undistributed (distributions in excess of) net investment income	$779,088	$628,697	$(17,304)	$—

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of changes in net assets

	UBS U.S. Small Cap Growth Fund		UBS Absolute Return Bond Fund		UBS Global Bond Fund
	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008
Operations:
Net investment income (loss)	$(556,304)	$(2,643,633)	$1,300,330	$14,899,372	$913,263	$3,521,852
Net realized gain (loss)	(29,647,252)	24,338,394	(17,241,390)	(68,123,871)	(2,907,704)	4,130,935
Change in net unrealized appreciation (depreciation)	(107,301,033)	(67,818,979)	(8,238,548)	(22,129,390)	(2,886,113)	(4,201,660)
Net increase (decrease) in net assets from operations	(137,504,589)	(46,124,218)	(24,179,608)	(75,353,889)	(4,880,554)	3,451,127
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	—	—	(2,411,817)	(6,055,622)	(1,365,654)	(598,908)
Distributions from net realized gain	(3,056)	(8,040,750)	—	—	—	—
Total Class A dividends and distributions	(3,056)	(8,040,750)	(2,411,817)	(6,055,622)	(1,365,654)	(598,908)
Class B:
Dividends from net investment income and net foreign currency gains	—	—	—	—	(17,972)	(5,422)
Distributions from net realized gain	(19)	(72,906)	—	—	—	—
Total Class B dividends and distributions	(19)	(72,906)	—	—	(17,972)	(5,422)
Class C:
Dividends from net investment income and net foreign currency gains	—	—	(594,454)	(897,169)	(233,492)	(63,951)
Distributions from net realized gain		(187)	(517,433)	—	—	—
Total Class C dividends and distributions	(187)	(517,433)	(594,454)	(897,169)	(233,492)	(63,951)
Class Y:
Dividends from net investment income and net foreign currency gains	—	—	(11,806,086)	(11,794,125)	(5,619,536)	(4,189,865)
Distributions from net realized gain	(8,114)	(20,219,591)	—	—	—	—
Total Class Y dividends and distributions	(8,114)	(20,219,591)	(11,806,086)	(11,794,125)	(5,619,536)	(4,189,865)
Decrease in net assets from dividends and distributions	(11,376)	(28,850,680)	(14,812,357)	(18,746,916)	(7,236,654)	(4,858,146)
Beneficial interest transactions:
Proceeds from shares sold	23,622,815	103,968,581	2,584,202	63,928,939	28,395,774	95,397,335
Shares issued on reinvestment of dividends and distributions	10,729	26,289,775	14,507,459	18,272,721	7,023,777	4,775,596
Cost of shares redeemed	(75,178,402)	(145,245,179)	(69,980,177)	(293,783,418)	(37,304,835)	(155,452,100)
Transaction charges	15,202	23,206	5,230	42,317	1,823	12,380
Net increase (decrease) in net assets resulting from beneficial interest transactions	(51,529,656)	(14,963,617)	(52,883,286)	(211,539,441)	(1,883,461)	(55,266,789)
Increase (decrease) in net assets	(189,045,621)	(89,938,515)	(91,875,251)	(305,640,246)	(14,000,669)	(56,673,808)
Net assets, beginning of period	372,127,323	462,065,838	248,176,761	553,817,007	66,589,766	123,263,574
Net assets, end of period	$183,081,702	$372,127,323	$156,301,510	$248,176,761	$52,589,097	$66,589,766
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(556,304)	$—	$(11,110,507)	$2,401,520	$932,458	$7,255,849

The UBS Funds—Financial statements

	UBS High Yield Fund		UBS U.S. Bond Fund
	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008
Operations:
Net investment income (loss)	$5,458,853	$10,023,651	$1,289,722	$4,664,858
Net realized gain (loss)	(9,347,762)	(2,523,631)	(13,174,364)	(1,946,406)
Change in net unrealized appreciation (depreciation)	(26,297,075)	(12,102,564)	4,784,139	(14,223,474)
Net increase (decrease) in net assets from operations	(30,185,984)	(4,602,544)	(7,100,503)	(11,505,022)
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(1,762,811)	(3,050,987)	(513,384)	(821,505)
Distributions from net realized gain	—	—	—	—
Total Class A dividends and distributions	(1,762,811)	(3,050,987)	(513,384)	(821,505)
Class B:
Dividends from net investment income and net foreign currency gains	(50,406)	(126,383)	(8,571)	(15,513)
Distributions from net realized gain	—	—	—	—
Total Class B dividends and distributions	(50,406)	(126,383)	(8,571)	(15,513)
Class C:
Dividends from net investment income and net foreign currency gains	(318,664)	(673,782)	(72,215)	(64,031)
Distributions from net realized gain	—	—	—	—
Total Class C dividends and distributions	(318,664)	(673,782)	(72,215)	(64,031)
Class Y:
Dividends from net investment income and net foreign currency gains	(3,735,497)	(5,847,636)	(4,743,417)	(8,560,244)
Distributions from net realized gain	—	—	—	—
Total Class Y dividends and distributions	(3,735,497)	(5,847,636)	(4,743,417)	(8,560,244)
Decrease in net assets from dividends and distributions	(5,867,378)	(9,698,788)	(5,337,587)	(9,461,293)
Beneficial interest transactions:
Proceeds from shares sold	11,976,953	86,377,481	30,457,570	85,774,851
Shares issued on reinvestment of dividends and distributions	5,001,101	7,800,393	5,227,195	9,320,981
Cost of shares redeemed	(33,197,542)	(36,337,963)	(53,865,054)	(155,491,548)
Transaction charges	1,493	126	7,708	37,314
Net increase (decrease) in net assets resulting from beneficial interest transactions	(16,217,995)	57,840,037	(18,172,581)	(60,358,402)
Increase (decrease) in net assets	(52,271,357)	43,538,705	(30,610,671)	(81,324,717)
Net assets, beginning of period	150,053,051	106,514,346	113,170,234	194,494,951
Net assets, end of period	$97,781,694	$150,053,051	$82,559,563	$113,170,234
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(634,782)	$(226,257)	$(2,721,643)	$1,326,222

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2008		Year ended June 30,				For the period ended
	(unaudited)		2008	2007	2006		June 30, 2005(6)
Net asset value, beginning of period	$9.89		$11.42	$11.04	$10.22		$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.09		0.04	0.01	(0.09)		(0.04)
Net realized and unrealized gain (loss) from investment activities	(2.15)		(0.56)	0.37	1.01		0.26
Total income (loss) from investment operations	(2.06)		(0.52)	0.38	0.92		0.22
Less dividends/distributions:
From net investment income and net foreign currency gains	—		(0.01)	0.00 (3)	(0.10)		—
From net realized gains	(2.74)		(1.00)	—	—		—
Total dividends/distributions	(2.74)		(1.01)	—	(0.10)		—
Net increase from payment by Advisor	—		—	—	0.00	(3)	—
Net asset value, end of period	$5.09		$9.89	$11.42	$11.04		$10.22
Total investment return(2)	(19.97)%		(4.95)%	3.44%	9.02	%(4)	2.20%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$522,424		$1,178,342	$2,168,596	$1,777,329		$528,088
Ratio of expenses to average net assets	1.29	%(7)	1.20%	1.17%	1.20%		1.32	%(7)
Ratio of net investment income (loss) to average net assets	1.97	%(7)	0.35%	0.06%	(0.80)%		(1.04	)%(7)
Portfolio turnover	60%		39%	28%	38%		6%
	Class B
	Six months ended December 31, 2008		Year ended June 30,				For the period ended
	(unaudited)		2008	2007	2006		June 30, 2005(6)
Net asset value, beginning of period	$9.68		$11.26	$10.98	$10.19		$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.05		(0.04)	(0.09)	(0.17)		(0.08)
Net realized and unrealized gain (loss) from investment activities	(2.11)		(0.54)	0.37	1.00		0.27
Total income (loss) from investment operations	(2.06)		(0.58)	0.28	0.83		0.19
Less dividends/distributions:
From net investment income and net foreign currency gains	—		—	—	(0.04)		—
From net realized gains	(2.74)		(1.00)	—	—		—
Total dividends/distributions	(2.74)		(1.00)	—	(0.04)		—
Net increase from payment by Advisor	—		—	—	0.00	(3)	—
Net asset value, end of period	$4.88		$9.68	$11.26	$10.98		$10.19
Total investment return(2)	(20.37)%		(5.62)%	2.64%	8.09	%(4)	1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$8,570		$14,905	$25,790	$30,051		$14,815
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.11	%(7)	1.99%	1.95%	1.98%		2.11	%(7)
After expense reimbursement/recoupment	2.11	%(7)	1.99%	1.95%	1.99	%(5)	2.10	%(7)
Ratio of net investment income (loss) to average net assets	1.20	%(7)	(0.42)%	(0.78)%	(1.59)%		(1.82	)%(7)
Portfolio turnover	60%		39%	28%	38%		6%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005 per share.

(4)  During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had an impact on the total return of less than 0.005%.

(5)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

(6)  For the period January 27, 2005 (commencement of issuance) through June 30, 2005.

(7)  Annualized.

	Class C
	Six months ended December 31, 2008		Year ended June 30,				For the period ended
	(unaudited)		2008	2007	2006		June 30, 2005(6)
Net asset value, beginning of period	$9.68		$11.26	$10.97	$10.19		$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.05		(0.04)	(0.08)	(0.17)		(0.08)
Net realized and unrealized gain (loss) from investment activities	(2.11)		(0.54)	0.37	1.00		0.27
Total income (loss) from investment operations	(2.06)		(0.58)	0.29	0.83		0.19
Less dividends/distributions:
From net investment income and net foreign currency gains	—		—	—	(0.05)		—
From net realized gains	(2.74)		(1.00)	—	—		—
Total dividends/distributions	(2.74)		(1.00)	—	(0.05)		—
Net increase from payment by Advisor	—		—	—	0.00	(3)	—
Net asset value, end of period	$4.88		$9.68	$11.26	$10.97		$10.19
Total investment return(2)	(20.37)%		(5.62)%	2.64%	8.15	%(4)	1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$164,725		$317,450	$579,916	$520,754		$202,891
Ratio of expenses to average net assets	2.06	%(7)	1.97%	1.93%	1.97%		2.09	%(7)
Ratio of net investment income (loss) to average net assets	1.22	%(7)	(0.41)%	(0.72)%	(1.57)%		(1.81	)%(7)
Portfolio turnover	60%		39%	28%	38%		6%
	Class Y
	Six months ended December 31, 2008		Year ended June 30,				For the period ended
	(unaudited)		2008	2007	2006		June 30, 2005(6)
Net asset value, beginning of period	$9.96		$11.48	$11.07	$10.23		$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.10		0.08	0.05	(0.06)		(0.03)
Net realized and unrealized gain (loss) from investment activities	(2.15)		(0.56)	0.36	1.02		0.26
Total income (loss) from investment operations	(2.05)		(0.48)	0.41	0.96		0.23
Less dividends/distributions:
From net investment income and net foreign currency gains	—		(0.04)	0.00 (3)	(0.12)		—
From net realized gains	(2.74)		(1.00)	—	—		—
Total dividends/distributions	(2.74)		(1.04)	0.00 (3)	(0.12)		—
Net increase from payment by Advisor	—		—	0.00	0.00	(3)	—
Net asset value, end of period	$5.17		$9.96	$11.48	$11.07		$10.23
Total investment return(2)	(19.58)%		(4.64)%	3.80%	9.28	%(4)	2.30%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$88,938		$320,839	$478,785	$293,004		$56,220
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.99	%(7)	0.91%	0.89%	0.92%		1.00	%(7)
After expense reimbursement/recoupment	0.99	%(7)	0.91%	0.89%	0.92%		1.00	%(7)
Ratio of net investment income (loss) to average net assets	2.22	%(7)	0.69%	0.40%	(0.52)%		(0.72	)%(7)
Portfolio turnover	60%		39%	28%	38%		6%

See accompanying notes to financial statements.

UBS Global Allocation Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.59		$14.81	$13.86	$13.33	$12.35	$10.69
Income (loss) from investment operations:
Net investment income(1)	0.04		0.17	0.19	0.19	0.17	0.12
Net realized and unrealized gain (loss) from investment activities	(3.86)		(1.34)	1.83	1.08	1.32	1.69
Total income (loss) from investment operations	(3.82)		(1.17)	2.02	1.27	1.49	1.81
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.46)		(0.23)	(0.27)	(0.14)	(0.19)	(0.15)
From net realized gains	(0.95)		(0.82)	(0.80)	(0.60)	(0.32)	—
Total dividends/distributions	(1.41)		(1.05)	(1.07)	(0.74)	(0.51)	(0.15)
Net asset value, end of period	$7.36		$12.59	$14.81	$13.86	$13.33	$12.35
Total investment return(2)	(30.15)%		(8.43)%	14.93%	9.72%	12.11%	17.02%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,105,199		$2,396,937	$3,094,036	$2,246,289	$1,594,113	$876,636
Ratio of expenses to average net assets	1.18	%(4)	1.09%	1.13%	1.14%	1.20%	1.28%
Ratio of net investment income to average net assets	0.75	%(4)	1.19%	1.28%	1.41%	1.34%	1.00%
Portfolio turnover	53%		83%	74%	83%	84%	78%
	Class B
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.35		$14.52	$13.60	$13.08	$12.14	$10.55
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.00	)(3)	0.05	0.07	0.08	0.08	0.02
Net realized and unrealized gain (loss) from investment activities	(3.78)		(1.31)	1.79	1.06	1.29	1.68
Total income (loss) from investment operations	(3.78)		(1.26)	1.86	1.14	1.37	1.70
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.39)		(0.09)	(0.14)	(0.02)	(0.11)	(0.11)
From net realized gains	(0.95)		(0.82)	(0.80)	(0.60)	(0.32)	—
Total dividends/distributions	(1.34)		(0.91)	(0.94)	(0.62)	(0.43)	(0.11)
Net asset value, end of period	$7.23		$12.35	$14.52	$13.60	$13.08	$12.14
Total investment return(2)	(30.39)%		(9.14)%	13.96%	8.81%	11.24%	16.14%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$49,016		$90,258	$139,061	$161,704	$184,359	$153,481
Ratio of expenses to average net assets	2.02	%(4)	1.91%	1.93%	1.95%	1.96%	2.09%
Ratio of net investment income (loss) to average net assets	(0.09	)%(4)	0.36%	0.48%	0.60%	0.58%	0.19%
Portfolio turnover	53%		83%	74%	83%	84%	78%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included.Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividend/distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005.

(4)  Annualized.

	Class C
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.29		$14.48	$13.58	$13.09	$12.15	$10.56
Income (loss) from investment operations:
Net investment income(1)	(0.00	)(3)	0.05	0.07	0.09	0.09	0.03
Net realized and unrealized gain (loss) from investment activities	(3.76)		(1.30)	1.79	1.05	1.29	1.68
Total income (loss) from investment operations	(3.76)		(1.25)	1.86	1.14	1.38	1.71
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.39)		(0.12)	(0.16)	(0.05)	(0.12)	(0.12)
From net realized gains	(0.95)		(0.82)	(0.80)	(0.60)	(0.32)	—
Total dividends/distributions	(1.34)		(0.94)	(0.96)	(0.65)	(0.44)	(0.12)
Net asset value, end of period	$7.19		$12.29	$14.48	$13.58	$13.09	$12.15
Total investment return(2)	(30.39)%		(9.15)%	14.02%	8.82%	11.32%	16.19%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$498,183		$985,156	$1,274,539	$1,044,517	$903,280	$539,399
Ratio of expenses to average net assets	1.98	%(4)	1.89%	1.90%	1.91%	1.95%	2.06%
Ratio of net investment income to average net assets	(0.05	)%(4)	0.40%	0.51%	0.64%	0.59%	0.23%
Portfolio turnover	53%		83%	74%	83%	84%	78%
	Class Y
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.80		$15.04	$14.06	$13.51	$12.50	$10.79
Income (loss) from investment operations:
Net investment income (loss)(1)	0.06		0.21	0.23	0.23	0.22	0.15
Net realized and unrealized gain (loss) from investment activities	(3.93)		(1.37)	1.85	1.09	1.33	1.73
Total income (loss) from investment operations	(3.87)		(1.16)	2.08	1.32	1.55	1.88
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.48)		(0.26)	(0.30)	(0.17)	(0.22)	(0.17)
From net realized gains	(0.95)		(0.82)	(0.80)	(0.60)	(0.32)	—
Total dividends/distributions	(1.43)		(1.08)	(1.10)	(0.77)	(0.54)	(0.17)
Net asset value, end of period	$7.50		$12.80	$15.04	$14.06	$13.51	$12.50
Total investment return(2)	(29.97)%		(8.20)%	15.18%	9.98%	12.40%	17.44%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$277,003		$477,603	$648,479	$463,122	$356,154	$263,675
Ratio of expenses to average net assets	0.89	%(4)	0.82%	0.88%	0.88%	0.93%	1.02%
Ratio of net investment income (loss) to average net assets	1.04	%(4)	1.46%	1.53%	1.67%	1.61%	1.26%
Portfolio turnover	53%		83%	74%	83%	84%	78%

See accompanying notes to financial statements.

UBS Global Frontier Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A				Class C
	Six months ended December 31, 2008 (unaudited)		For the period ended June 30, 2008(3)		Six months ended December 31, 2008 (unaudited)		For the period ended June 30, 2008(3)
Net asset value, beginning of period	$8.75		$10.00		$8.71		$10.00
Loss from investment operations:
Net investment loss(1)	(0.03)		(0.05)		(0.06)		(0.12)
Net realized and unrealized loss from investment activities	(3.59)		(1.10)		(3.56)		(1.10)
Total loss from investment operations	(3.62)		(1.15)		(3.62)		(1.22)
Less dividends/distributions:
From net investment income	(0.12)		(0.03)		(0.07)		0.00	(4)
From net realized gains	—		(0.07)		—		(0.07)
Total dividends/distributions	(0.12)		(0.10)		(0.07)		(0.07)
Net asset value, end of period	$5.01		$8.75		$5.02		$8.71
Total investment return(2)	(41.31)%		(11.60)%		(41.55)%		(12.22)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$54,111		$79,572		$15,635		$22,882
Ratio of expenses to average net assets:
Before expense reimbursement	1.60	%(5)	1.59	%(5)	2.42	%(5)	2.40	%(5)
After expense reimbursement	1.40	%(5)	1.40	%(5)	2.15	%(5)	2.15	%(5)
Ratio of net investment loss to average net assets	(0.93	)%(5)	(0.52	)%(5)	(1.68	)%(5)	(1.27	)%(5)
Portfolio turnover	78%		84%		78%		84%

	Class Y
	Six months ended December 31, 2008 (unaudited)		For the period ended June 30, 2008(3)
Net asset value, beginning of period	$8.77		$10.00
Loss from investment operations:
Net investment loss(1)	(0.02)		(0.02)
Net realized and unrealized loss from investment activities	(3.60)		(1.10)
Total loss from investment operations	(3.62)		(1.12)
Less dividends/distributions:
From net investment income	(0.14)		(0.04)
From net realized gains	—		(0.07)
Total dividends/distributions	(0.14)		(0.11)
Net asset value, end of period	$5.01		$8.77
Total investment return(2)	(41.22)%		(11.33)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$2,227		$7,395
Ratio of expenses to average net assets:
Before expense reimbursement	1.30	%(5)	1.31	%(5)
After expense reimbursement	1.15	%(5)	1.15	%(5)
Ratio of net investment loss to average net assets	(0.66	)%(5)	(0.26	)%(5)
Portfolio turnover	78%		84%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  For the period July 26, 2007 (commencement of operations) through June 30, 2008.

(4)  Amount represents less than $0.005 per share.

(5)  Annualized.

See accompanying notes to financial statements.

UBS Global Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.54		$15.47	$12.99	$11.63	$10.51	$8.89
Income (loss) from investment operations:
Net investment income(1)	0.04		0.15	0.13	0.11	0.15	0.10
Net realized and unrealized gain (loss) from investment activities	(4.71)		(2.08)	2.47	1.32	0.97	1.63
Total income (loss) from investment operations	(4.67)		(1.93)	2.60	1.43	1.12	1.73
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.61)		—	(0.12)	(0.07)	—	(0.11)
Net asset value, end of period	$8.26		$13.54	$15.47	$12.99	$11.63	$10.51
Total investment return(2)	(34.39)%		(12.48)%	20.11%	12.35%	10.66%	19.49%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$70,881		$117,601	$168,208	$173,052	$109,998	$117,084
Ratio of expenses to average net assets:
Before expense reimbursement	1.44	%(4)	1.31%	1.35%	1.37%	1.39%	1.44%
After expense reimbursement	1.25	%(4)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.78	%(4)	0.98%	0.91%	0.88%	1.35%	0.99%
Portfolio turnover	34%		66%	32%	48%	37%	50%
	Class B
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.13		$15.11	$12.69	$11.39	$10.37	$8.82
Income (loss) from investment operations:
Net investment income(1)	0.00	(5)	0.02	0.01	0.02	0.07	0.02
Net realized and unrealized gain (loss) from investment activities	(4.56)		(2.00)	2.43	1.28	0.95	1.62
Total income (loss) from investment operations	(4.56)		(1.98)	2.44	1.30	1.02	1.64
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.50)		—	(0.02)	—	—	(0.09)
Net asset value, end of period	$8.07		$13.13	$15.11	$12.69	$11.39	$10.37
Total investment return(2)	(34.62)%		(13.10)%	19.25%	11.41%	9.84%	18.61%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$2,146		$3,814	$7,439	$13,672	$108,894	$134,419
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.23	%(4)	2.05%	2.17%	2.35%	2.22%	2.27%
After expense reimbursement/recoupment	2.00	%(4)	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	0.03	%(4)	0.17%	0.10%	0.13%	0.60%	0.24%
Portfolio turnover	34%		66%	32%	48%	37%	50%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

(4)  Annualized.

(5)  Amount represents less than $0.005 per share.

	Class C
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008		2007	2006	2005	2004
Net asset value, beginning of period	$13.05		$15.02		$12.65	$11.35	$10.33	$8.79
Income (loss) from investment operations:
Net investment income(1)	0.00	(5)	0.03		0.02	0.02	0.06	0.02
Net realized and unrealized gain (loss) from investment activities	(4.54)		(2.00)		2.42	1.28	0.96	1.61
Total income (loss) from investment operations	(4.54)		(1.97)		2.44	1.30	1.02	1.63
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.51)		—		(0.07)	—	—	(0.09)
Net asset value, end of period	$8.00		$13.05		$15.02	$12.65	$11.35	$10.33
Total investment return(2)	(34.69)%		(13.12)%		19.28%	11.45%	9.87%	18.54%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$21,844		$35,900		$52,378	$56,836	$68,735	$82,684
Ratio of expenses to average net assets:
Before expense reimbursement	2.25	%(4)	2.11%		2.14%	2.20%	2.20%	2.28%
After expense reimbursement	2.00	%(4)	2.00%		2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	0.03	%(4)	0.23%		0.16%	0.13%	0.60%	0.25%
Portfolio turnover	34%		66%		32%	48%	37%	50%
	Class Y
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008		2007	2006	2005	2004
Net asset value, beginning of period	$13.84		$15.78		$13.23	$11.83	$10.67	$8.99
Income (loss) from investment operations:
Net investment income(1)	0.06		0.19		0.17	0.15	0.18	0.13
Net realized and unrealized gain (loss) from investment activities	(4.80)		(2.13)		2.52	1.34	0.98	1.67
Total income (loss) from investment operations	(4.74)		(1.94)		2.69	1.49	1.16	1.80
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.65)		—		(0.14)	(0.09)	—	(0.12)
Net asset value, end of period	$8.45		$13.84		$15.78	$13.23	$11.83	$10.67
Total investment return(2)	(34.18)%		(12.29)%		20.44%	12.67%	10.87%	20.09%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$91,082		$164,307		$180,027	$180,990	$159,252	$114,835
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.03	%(4)	0.96%		0.99%	0.99%	1.04%	1.03%
After expense reimbursement/recoupment	1.00	%(4)	1.00	%(3)	0.99%	0.99%	1.00%	1.00%
Ratio of net investment income to average net assets	1.03	%(4)	1.29%		1.16	1.14%	1.60%	1.24%
Portfolio turnover	34%		66%		32%	48%	37%	50%

See accompanying notes to financial statements.

UBS International Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007		2006	2005	2004
Net asset value, beginning of period	$9.97		$12.99	$10.98		$9.48	$8.58	$6.99
Income (loss) from investment operations:
Net investment income(1)	0.03		0.17	0.17		0.16	0.15	0.12
Net realized and unrealized gain (loss) from investment activities	(3.60)		(1.83)	2.47		1.81	0.86	1.69
Total income (loss) from investment operations	(3.57)		(1.66)	2.64		1.97	1.01	1.81
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.16)		(0.20)	(0.11)		(0.10)	(0.11)	(0.22)
From net realized gains	(0.54)		(1.16)	(0.52)		(0.37)	—	—
Total dividends/distributions	(0.70)		(1.36)	(0.63)		(0.47)	(0.11)	(0.22)
Net asset value, end of period	$5.70		$9.97	$12.99		$10.98	$9.48	$8.58
Total investment return(2)	(35.57)%		(13.93)%	24.84%		20.93%	11.73%	26.00%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$8,664		$17,023	$26,564		$23,539	$15,168	$7,866
Ratio of expenses to average net assets:
Before expense reimbursement	1.48	%(4)	1.32%	1.38	%(3)	1.48%	1.68%	1.55%
After expense reimbursement	1.25	%(4)	1.25%	1.26	%(3)	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.71	%(4)	1.43%	1.42%		1.52%	1.61%	1.43%
Portfolio turnover	44%		55%	72%		69%	71%	108%
	Class B
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007		2006	2005	2004
Net asset value, beginning of period	$9.79		$12.81	$10.82		$9.34	$8.48	$6.92
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.00	)(5)	0.08	0.06		0.08	0.08	0.06
Net realized and unrealized gain (loss) from investment activities	(3.52)		(1.79)	2.46		1.77	0.85	1.67
Total income (loss) from investment operations	(3.52)		(1.71)	2.52		1.85	0.93	1.73
Less dividends/distributions:
From net investment income and net foreign currency gains	—		(0.15)	(0.01)		—	(0.07)	(0.17)
From net realized gains	(0.54)		(1.16)	(0.52)		(0.37)	—	—
Total dividends/distributions	(0.54)		(1.31)	(0.53)		(0.37)	(0.07)	(0.17)
Net asset value, end of period	$5.73		$9.79	$12.81		$10.82	$9.34	$8.48
Total investment return(2)	(35.82)%		(14.55)%	23.97%		19.86%	10.92%	25.17%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$80		$324	$555		$732	$876	$815
Ratio of expenses to average net assets:
Before expense reimbursement	2.50	%(4)	2.25%	2.25	%(3)	2.22%	2.25%	2.60%
After expense reimbursement	2.00	%(4)	2.00%	2.01	%(3)	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.01	)%(4)	0.67%	0.51%		0.77%	0.86%	0.69%
Portfolio turnover	44%		55%	72%		69%	71%	108%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Includes interest expense of 0.01%.

(4)  Annualized.

(5)  Amount represents less than $0.005 per share.

	Class C
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007		2006	2005	2004
Net asset value, beginning of period	$9.69		$12.71	$10.76		$9.30	$8.45	$6.90
Income (loss) from investment operations:
Net investment income(1)	(0.00	)(5)	0.09	0.08		0.08	0.08	0.06
Net realized and unrealized gain (loss) from investment activities	(3.49)		(1.79)	2.42		1.77	0.85	1.68
Total income (loss) from investment operations	(3.49)		(1.70)	2.50		1.85	0.93	1.74
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.06)		(0.16)	(0.03)		(0.02)	(0.08)	(0.19)
From net realized gains	(0.54)		(1.16)	(0.52)		(0.37)	—	—
Total dividends/distributions	(0.60)		(1.32)	(0.55)		(0.39)	(0.08)	(0.19)
Net asset value, end of period	$5.60		$9.69	$12.71		$10.76	$9.30	$8.45
Total investment return(2)	(35.82)%		(14.51)%	23.85%		19.93%	10.97%	25.26%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$977		$1,949	$2,576		$2,412	$1,816	$1,338
Ratio of expenses to average net assets:
Before expense reimbursement	2.30	%(4)	2.13%	2.16	%(3)	2.17%	2.16%	2.35%
After expense reimbursement	2.00	%(4)	2.00%	2.01	%(3)	2.01%	2.00%	2.00%
Ratio of net investment income to average net assets	(0.02	)%(4)	0.75%	0.66%		0.77%	0.86%	0.69%
Portfolio turnover	44%		55%	72%		69%	71%	108%
	Class Y
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007		2006	2005	2004
Net asset value, beginning of period	$10.05		$13.07	$11.04		$9.55	$8.63	$7.01
Income (loss) from investment operations:
Net investment income (loss)(1)	0.04		0.21	0.20		0.19	0.17	0.14
Net realized and unrealized gain (loss) from investment activities	(3.62)		(1.85)	2.49		1.79	0.86	1.71
Total income (loss) from investment operations	(3.58)		(1.64)	2.69		1.98	1.03	1.85
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.21)		(0.22)	(0.14)		(0.12)	(0.11)	(0.23)
From net realized gains	(0.54)		(1.16)	(0.52)		(0.37)	—	—
Total dividends/distributions	(0.75)		(1.38)	(0.66)		(0.49)	(0.11)	(0.23)
Net asset value, end of period	$5.72		$10.05	$13.07		$11.04	$9.55	$8.63
Total investment return(2)	(35.53)%		(13.63)%	24.83%		21.22%	11.97%	26.56%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$76,494		$129,573	$172,150		$147,397	$113,264	$100,782
Ratio of expenses to average net assets:
Before expense reimbursement	1.30	%(4)	1.13%	1.16	%(3)	1.19%	1.18%	1.26%
After expense reimbursement	1.00	%(4)	1.00%	1.01	%(3)	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	1.00	%(4)	1.79%	1.63%		1.77%	1.86%	1.69%
Portfolio turnover	44%		55%	72%		69%	71%	108%

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2008 (unaudited)		For the year ended June 30, 2008	For the period ended June 30, 2007(3)
Net asset value, beginning of period	$8.82		$11.55	$10.00
Income (loss) from investment operations:
Net investment income(1)	0.03		0.05	0.02
Net realized and unrealized gain (loss) from investment activities	(2.27)		(2.10)	1.55
Total income (loss) from investment operations	(2.24)		(2.05)	1.57
Less dividends/distributions:
From net investment income	(0.75)		(0.03)	(0.01)
From net realized gains	—		(0.65)	(0.01)
Total dividends/distributions	(0.75)		(0.68)	(0.02)
Net asset value, end of period	$5.83		$8.82	$11.55
Total investment return(2)	(33.03)%		(18.49)%	15.73%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$41,977		$93,344	$187,444
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and after interest and dividend expense for securities sold short	2.32	%(4)	1.93%	1.93	%(4)
After expense reimbursement/recoupment and interest and dividend income for securities sold short	2.14	%(4)	1.93%	1.88	%(4)
After expense reimbursement/recoupment and before interest and dividend expense for securities sold short	1.50	%(4)	1.50%	1.50	%(4)
Ratio of net investment income to average net assets	0.82	%(4)	0.47%	0.30	%(4)
Portfolio turnover	44%		72%	81%

	Class Y
	Six months ended December 31, 2008 (unaudited)		For the year ended June 30, 2008	For the period ended June 30, 2007(3)
Net asset value, beginning of period	$8.82		$11.55	$10.00
Income (loss) from investment operations:
Net investment income(1)	0.04		0.08	0.04
Net realized and unrealized gain (loss) from investment activities	(2.95)		(2.10)	1.54
Total income (loss) from investment operations	(2.91)		(2.02)	1.58
Less dividends/distributions:
From net investment income	(0.11)		(0.06)	(0.02)
From net realized gains	—		(0.65)	(0.01)
Total dividends/distributions	(0.11)		(0.71)	(0.03)
Net asset value, end of period	$5.80		$8.82	$11.55
Total investment return(2)	(33.00)%		(18.34)%	15.88%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$6,130		$9,121	$5,405
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and after interest and dividend expense for securities sold short	2.01	%(4)	1.70%	1.67	%(4)
After expense reimbursement/recoupment and interest and dividend expense for securities sold short	1.89	%(4)	1.70%	1.67	%(4)
After expense reimbursement/recoupment and before interest and dividend expense for securities sold short	1.25	%(4)	1.25%	1.25	%(4)
Ratio of net investment income to average net assets	1.13	%(4)	0.74%	0.43	%(4)
Portfolio turnover	44%		72%	81%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

	Class C
	Six months ended December 31, 2008 (unaudited)		For the year ended June 30, 2008	For the period ended June 30, 2007(3)
Net asset value, beginning of period	$8.74		$11.50	$10.00
Income (loss) from investment operations:
Net investment income(1)	0.00	(5)	(0.03)	(0.04)
Net realized and unrealized gain (loss) from investment activities	(2.91)		(2.08)	1.55
Total income (loss) from investment operations	(2.91)		(2.11)	1.51
Less dividends/distributions:
From net investment income	—		—	—
From net realized gains	—		(0.65)	(0.01)
Total dividends/distributions	—		(0.65)	(0.01)
Net asset value, end of period	$5.83		$8.74	$11.50
Total investment return(2)	(33.30)%		(19.11)%	15.12%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$11,189		$22,823	$42,750
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and after interest and dividend expense for securities sold short	3.15	%(4)	2.74%	2.72	%(4)
After expense reimbursement/recoupment and interest and dividend income for securities sold short	2.89	%(4)	2.68%	2.64	%(4)
After expense reimbursement/recoupment and before interest and dividend expense for securities sold short	2.25	%(4)	2.25%	2.25	%(4)
Ratio of net investment income to average net assets	0.07	%(4)	(0.28)%	(0.44	)%(4)
Portfolio turnover	44%		72%	81%

(3)  For the period September 26, 2006 (commencement of issuance) through June 30, 2007.

(4)  Annualized.

(5)  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007		2006		2005	2004
Net asset value, beginning of period	$16.63		$21.19	$18.24		$17.27		$16.08	$13.63
Income (loss) from investment operations:
Net investment income (loss)(1)	0.08		0.16	0.15		0.10		0.15	0.06
Net realized and unrealized gain (loss) from investment activities	(6.34)		(3.68)	3.52		1.39		1.63	2.54
Total income (loss) from investment operations	(6.26)		(3.52)	3.67		1.49		1.78	2.60
Less dividends/distributions:
From net investment income	0.07		(0.16)	(0.10)		(0.11)		(0.11)	(0.15)
From net realized gains	0.37		(0.88)	(0.62)		(0.41)		(0.48)	—
Total dividends/distributions	0.44		(1.04)	(0.72)		(0.52)		(0.59)	(0.15)
Net asset value, end of period	$10.81		$16.63	$21.19		$18.24		$17.27	$16.08
Total investment return(2)	(32.24)%		(17.17)%	20.39%		8.62%		11.10%	19.10%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$48,217		$90,558	$158,138		$88,968		$25,669	$7,886
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.29	%(5)	1.16%	1.18%		1.20%		1.14%	1.36%
After expense reimbursement/recoupment	1.29	%(5)	1.16%	1.18%		1.24	%(4)	1.14%	1.30%
Ratio of net investment income to average net assets	1.11	%(5)	0.83%	0.75%		0.54%		0.89%	0.43%
Portfolio turnover	31%		47%	34%		50%		32%	43%
	Class B
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007		2006		2005	2004
Net asset value, beginning of period	$16.20		$20.66	$17.84		$16.94		$15.81	$13.45
Income (loss) from investment operations:
Net investment income (loss)(1)	0.03		0.01	(0.00	)(3)	(0.04)		0.00 (3)	(0.05)
Net realized and unrealized gain (loss) from investment activities	(6.09)		(3.58)	3.44		1.35		1.61	2.50
Total income (loss) from investment operations	(6.06)		(3.57)	3.44		1.31		1.61	2.45
Less dividends/distributions:
From net investment income	0.02		(0.01)	—		—		—	(0.09)
From net realized gains	0.37		(0.88)	(0.62)		(0.41)		(0.48)	—
Total dividends/distributions	0.39		(0.89)	(0.62)		(0.41)		(0.48)	(0.09)
Net asset value, end of period	$10.53		$16.20	$20.66		$17.84		$16.94	$15.81
Total investment return(2)	(32.52)%		(17.79)%	19.50%		7.73%		10.19%	18.25%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$402		$635	$870		$989		$1,018	$1,217
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.03	%(5)	1.93%	1.95%		1.92%		2.02%	2.04%
After expense reimbursement/recoupment	2.03	%(5)	1.93%	1.95%		2.01	%(4)	2.02%	2.04%
Ratio of net investment income (loss) to average net assets	0.40	%(5)	0.07%	(0.01)%		(0.23)%		0.01%	(0.31)%
Portfolio turnover	31%		47%	34%		50%		32%	43%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005 per share.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

(5)  Annualized.

	Class C
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006		2005	2004
Net asset value, beginning of period	$16.21		$20.66	$17.83	$16.93		$15.80	$13.44
Income (loss) from investment operations:
Net investment income (loss)(1)	0.03		0.02	0.00 (3)	(0.04)		0.01	(0.04)
Net realized and unrealized gain (loss) from investment activities	(6.11)		(3.59)	3.45	1.36		1.60	2.49
Total income (loss) from investment operations	(6.08)		(3.57)	3.45	1.32		1.61	2.45
Less dividends/distributions:
From net investment income	0.03		—	—	(0.01)		—	(0.09)
From net realized gains	0.37		(0.88)	(0.62)	(0.41)		(0.48)	—
Total dividends/distributions	0.40		(0.88)	(0.62)	(0.42)		(0.48)	(0.09)
Net asset value, end of period	$10.53		$16.21	$20.66	$17.83		$16.93	$15.80
Total investment return(2)	(32.48)%		(17.76)%	19.56%	7.79%		10.20%	18.26%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$4,829		$6,382	$10,591	$5,977		$2,423	$1,629
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.00	%(5)	1.91%	1.92%	1.96%		1.95%	2.00%
After expense reimbursement/recoupment	2.00	%(5)	1.91%	1.92%	1.98	%(4)	1.95%	2.00%
Ratio of net investment income to average net assets	0.45	%(5)	0.09%	0.01%	(0.20)%		0.08%	(0.27)%
Portfolio turnover	31%		47%	34%	50%		32%	43%
	Class Y
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006		2005	2004
Net asset value, beginning of period	$16.85		$21.44	$18.43	$17.42		$16.21	$13.73
Income (loss) from investment operations:
Net investment income (loss)(1)	0.10		0.22	0.21	0.15		0.19	0.12
Net realized and unrealized gain (loss) from investment activities	(6.52)		(3.72)	3.56	1.40		1.65	2.55
Total income (loss) from investment operations	(6.42)		(3.50)	3.77	1.55		1.84	2.67
Less dividends/distributions:
From net investment income	0.12		(0.21)	(0.14)	(0.13)		(0.15)	(0.19)
From net realized gains	0.37		(0.88)	(0.62)	(0.41)		(0.48)	—
Total dividends/distributions	0.49		(1.09)	(0.76)	(0.54)		(0.63)	(0.19)
Net asset value, end of period	$10.92		$16.85	$21.44	$18.43		$17.42	$16.21
Total investment return(2)	(32.20)%		(16.87)%	20.73%	8.91%		11.37%	19.50%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$363,472		$645,803	$833,023	$543,099		$367,268	$153,608
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.95	%(5)	0.87%	0.89%	0.92%		0.90%	0.96%
After expense reimbursement/recoupment	0.95	%(5)	0.87%	0.89%	0.97	%(4)	0.90%	0.96%
Ratio of net investment income (loss) to average net assets	1.46	%(5)	1.13%	1.04%	0.81%		1.13%	0.76%
Portfolio turnover	31%		47%	34%	50%		32%	43%

See accompanying notes to financial statements.

UBS U.S. Large Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended		Year ended June 30,
	December 31, 2008
	(unaudited)		2008	2007	2006		2005	2004
Net asset value, beginning of period	$11.16		$10.68	$8.81	$8.21		$7.71	$6.39
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01		(0.02)	0.01	(0.01)		0.00 (3)	(0.02)
Net realized and unrealized gain from investment activities	(3.98)		0.58	1.87	0.61		0.50	1.34
Total income from investment operations	(3.97)		0.56	1.88	0.60		0.50	1.32
Less dividends/distributions:
From net investment income	—		—	(0.01)	(0.00	)(3)	—	—
From net realized gains	—		(0.08)	—	—		—	—
Total dividends/distributions	—		(0.08)	(0.01)	(0.00	)(3)	—	—
Net asset value, end of period	$7.19		$11.16	$10.68	$8.81		$8.21	$7.71
Total investment return(2)	(35.57)%		5.25%	21.29%	7.33%		6.49%	20.66%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$27,402		$13,994	$9,542	$6,803		$3,175	$2,275
Ratio of expenses to average net assets:
Before expense reimbursement	1.29	%(4)	1.35%	1.68%	2.33%		3.19%	2.76%
After expense reimbursement	1.05	%(4)	1.05%	1.05%	1.05%		1.05%	1.05%
Ratio of net investment income (loss) to average net assets	0.16	%(4)	(0.20)%	0.12%	(0.16)%		0.04%	(0.32)%
Portfolio turnover	67%		102%	112%	137%		145%	102%
	Class B
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006		2005	2004
Net asset value, beginning of period	$10.63		$10.26	$8.52	$8.00		$7.57	$6.32
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.03)		(0.10)	(0.06)	(0.08)		(0.05)	(0.08)
Net realized and unrealized gain from investment activities	(3.77)		0.55	1.80	0.60		0.48	1.33
Total income from investment operations	(3.80)		0.45	1.74	0.52		0.43	1.25
Less dividends/distributions:
From net investment income	—		—	—	—		—	—
From net realized gains	—		(0.08)	—	—		—	—
Total dividends/distributions	—		(0.08)	—	—		—	—
Net asset value, end of period	$6.83		$10.63	$10.26	$8.52		$8.00	$7.57
Total investment return(2)	(35.75)%		4.39%	20.42%	6.50%		5.68%	19.78%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$858		$1,276	$216	$389		$564	$342
Ratio of expenses to average net assets:
Before expense reimbursement	2.07	%(4)	2.14%	2.61%	3.23%		3.93%	3.48%
After expense reimbursement	1.80	%(4)	1.80%	1.80%	1.80%		1.80%	1.80%
Ratio of net investment income (loss) to average net assets	(0.69	)%(4)	(0.90)%	(0.64)%	(0.91)%		(0.71)%	(1.07)%
Portfolio turnover	67%		102%	112%	137%		145%	102%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005 per share.

(4)  Annualized.

	Class C
	Six months ended		Year ended June 30,
	December 31, 2008
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.64		$10.26	$8.53	$8.00	$7.56	$6.32
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.03)		(0.10)	(0.06)	(0.08)	(0.05)	(0.08)
Net realized and unrealized gain from investment activities	(3.77)		0.56	1.79	0.61	0.49	1.32
Total income from investment operations	(3.80)		0.46	1.73	0.53	0.44	1.24
Less dividends/distributions:
From net investment income	—		—	—	—	—	—
From net realized gains	—		(0.08)	—	—	—	—
Total dividends/distributions	—		(0.08)	—	—	—	—
Net asset value, end of period	$6.84		$10.64	$10.26	$8.53	$8.00	$7.56
Total investment return(2)	(35.71)%		4.49%	20.28%	6.63%	5.82%	19.62%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$4,771		$2,990	$986	$814	$407	$432
Ratio of expenses to average net assets:
Before expense reimbursement	2.08	%(4)	2.13%	2.51%	3.12%	3.96%	3.54%
After expense reimbursement	1.80	%(4)	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of net investment income (loss) to average net assets	(0.61	)%(4)	(0.96)%	(0.64)%	(0.91)%	(0.71)%	(1.08)%
Portfolio turnover	67%		102%	112%	137%	145%	102%
	Class Y
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.45		$10.94	$9.02	$8.38	$7.85	$6.49
Income (loss) from investment operations:
Net investment income (loss)(1)	0.02		0.01	0.04	0.01	0.02	(0.01)
Net realized and unrealized gain from investment activities	(4.08)		0.59	1.90	0.64	0.51	1.37
Total income from investment operations	(4.06)		0.60	1.94	0.65	0.53	1.36
Less dividends/distributions:
From net investment income	—		(0.01)	(0.02)	(0.01)	—	—
From net realized gains	—		(0.08)	—	—	—	—
Total dividends/distributions	—		(0.09)	(0.02)	(0.01)	—	—
Net asset value, end of period	$7.39		$11.45	$10.94	$9.02	$8.38	$7.85
Total investment return(2)	(35.46)%		5.52%	21.51%	7.72%	6.75%	20.96%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$56,121		$76,175	$62,529	$4,797	$3,078	$3,502
Ratio of expenses to average net assets:
Before expense reimbursement	1.17	%(4)	1.21%	1.25%	2.10%	3.01%	2.51%
After expense reimbursement	0.80	%(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	0.33	%(4)	0.05%	0.35%	0.09%	0.29%	(0.07)%
Portfolio turnover	67%		102%	112%	137%	145%	102%

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$8.42		$11.66	$10.54	$10.48	$11.18	$9.31
Income (loss) from investment operations:
Net investment income(1)	0.07		0.14	0.13	0.11	0.12	0.09
Net realized and unrealized gain (loss) from investment activities	(2.67)		(2.25)	2.03	1.12	1.22	1.80
Total income (loss) from investment operations	(2.60)		(2.11)	2.16	1.23	1.34	1.89
Less dividends/distributions:
From net investment income	(0.06)		(0.14)	(0.11)	(0.12)	(0.12)	(0.02)
From net realized gains	(0.87)		(0.99)	(0.93)	(1.05)	(1.92)	—
Total dividends/distributions	(0.93)		(1.13)	(1.04)	(1.17)	(2.04)	(0.02)
Net asset value, end of period	$4.89		$8.42	$11.66	$10.54	$10.48	$11.18
Total investment return(2)	(30.45)%		(19.38)%	21.20%	12.13%	12.35%	20.28%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$47,366		$78,989	$113,213	$105,709	$105,975	$108,369
Ratio of expenses to average net assets:
Before expense reimbursement	1.43	%(4)	1.32%	1.29%	1.31%	1.39%	1.42%
After expense reimbursement	1.10	%(4)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	1.97	%(4)	1.35%	1.12%	1.07%	1.09%	0.86%
Portfolio turnover	35%		52%	27%	41%	49%	170%
	Class B
	Six months ended		Year ended June 30,
	December 31, 2008
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$8.33		$11.50	$10.39	$10.31	$10.99	$9.21
Income (loss) from investment operations:
Net investment income(1)	0.04		0.06	0.04	0.03	0.04	0.01
Net realized and unrealized gain (loss) from investment activities	(2.64)		(2.21)	2.00	1.10	1.20	1.77
Total income (loss) from investment operations	(2.60)		(2.15)	2.04	1.13	1.24	1.78
Less dividends/distributions:
From net investment income	(0.03)		(0.03)	—	—	—	(0.00	)(3)
From net realized gains	(0.87)		(0.99)	(0.93)	(1.05)	(1.92)	—
Total dividends/distributions	(0.90)		(1.02)	(0.93)	(1.05)	(1.92)	(0.00	)(3)
Net asset value, end of period	$4.83		$8.33	$11.50	$10.39	$10.31	$10.99
Total investment return(2)	(30.80)%		(19.92)%	20.21%	11.25%	11.59%	19.38%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$385		$471	$1,061	$1,978	$4,997	$14,556
Ratio of expenses to average net assets:
Before expense reimbursement	2.37	%(4)	2.17%	2.19%	2.15%	2.35%	2.31%
After expense reimbursement	1.85	%(4)	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income to average net assets	1.21	%(4)	0.59%	0.39%	0.32%	0.34%	0.11%
Portfolio turnover	35%		52%	27%	41%	49%	170%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005 per share.

(4)  Annualized.

	Class C
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$8.26		$11.42	$10.34	$10.30	$11.00	$9.22
Income (loss) from investment operations:
Net investment income(1)	0.04		0.06	0.04	0.03	0.04	0.01
Net realized and unrealized gain (loss) from investment activities	(2.62)		(2.18)	1.99	1.10	1.20	1.77
Total income (loss) from investment operations	(2.58)		(2.12)	2.03	1.13	1.24	1.78
Less dividends/distributions:
From net investment income	(0.02)		(0.05)	(0.02)	(0.04)	(0.02)	(0.00	)(3)
From net realized gains	(0.87)		(0.99)	(0.93)	(1.05)	(1.92)	—
Total dividends/distributions	(0.89)		(1.04)	(0.95)	(1.09)	(1.94)	(0.00	)(3)
Net asset value, end of period	$4.79		$8.26	$11.42	$10.34	$10.30	$11.00
Total investment return(2)	(30.82)%		(19.83)%	20.24%	11.26%	11.62%	19.34%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$5,878		$9,795	$15,919	$15,683	$17,235	$19,530
Ratio of expenses to average net assets:
Before expense reimbursement	2.23	%(4)	2.10%	2.06%	2.08%	2.19%	2.17%
After expense reimbursement	1.85	%(4)	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income to average net assets	1.21	%(4)	0.60%	0.37%	0.32%	0.34%	0.11%
Portfolio turnover	35%		52%	27%	41%	49%	170%
	Class Y
	Six months ended		Year ended June 30,
	December 31, 2008
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$8.46		$11.71	$10.58	$10.52	$11.22	$9.33
Income (loss) from investment operations:
Net investment income(1)	0.08		0.16	0.15	0.14	0.14	0.11
Net realized and unrealized gain (loss) from investment activities	(2.69)		(2.25)	2.05	1.12	1.24	1.80
Total income (loss) from investment operations	(2.61)		(2.09)	2.20	1.26	1.38	1.91
Less dividends/distributions:
From net investment income	(0.07)		(0.17)	(0.14)	(0.15)	(0.16)	(0.02)
From net realized gains	(0.87)		(0.99)	(0.93)	(1.05)	(1.92)	—
Total dividends/distributions	(0.94)		(1.16)	(1.07)	(1.20)	(2.08)	(0.02)
Net asset value, end of period	$4.91		$8.46	$11.71	$10.58	$10.52	$11.22
Total investment return(2)	(30.38)%		(19.15)%	21.52%	12.37%	12.74%	20.49%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$2,236		$5,694	$9,074	$7,172	$5,760	$4,516
Ratio of expenses to average net assets:
Before expense reimbursement	1.39	%(4)	1.13%	1.06%	1.06%	1.13%	1.27%
After expense reimbursement	0.85	%(4)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	2.15	%(4)	1.60%	1.36%	1.32%	1.34%	1.10%
Portfolio turnover	35%		52%	27%	41%	49%	170%

See accompanying notes to financial statements.

UBS U.S. Mid Cap Growth Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2008		Year ended June 30,		For the period ended
	(unaudited)		2008	2007	June 30, 2006(3)
Net asset value, beginning of period	$10.05		$11.13	$9.60	$10.15
Income (loss) from investment operations:
Net investment loss(1)	(0.04)		(0.11)	(0.10)	(0.02)
Net realized and unrealized gain (loss) from investment activities	(4.00)		(0.69)	1.63	(0.53)
Total income (loss) from investment operations	(4.04)		(0.80)	1.53	(0.55)
Less dividends/distributions:
From net investment income	—		(0.03)	—	—
From net realized gains	(0.13)		(0.25)	—	—
Total dividends/distributions	(0.13)		(0.28)	—	—
Net asset value, end of period	$5.88		$10.05	$11.13	$9.60
Total investment return(2)	(40.19)%		(7.34)%	15.94%	(5.42)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$479		$579	$261	$162
Ratio of expenses to average net assets:
Before expense reimbursement	4.83	%(4)	4.58%	4.61%	6.59	%(4)
After expense reimbursement	1.45	%(4)	1.45%	1.45%	1.45	%(4)
Ratio of net investment loss to average net assets	(0.92	)%(4)	(1.05)%	(0.99)%	(0.87	)%(4)
Portfolio turnover	42%		115%	72%	12%

	Class Y
	Six months ended December 31, 2008		Year ended June 30,		For the period ended
	(unaudited)		2008	2007	June 30, 2006(6)
Net asset value, beginning of period	$10.10		$11.15	$9.61	$10.00
Income (loss) from investment operations:
Net investment loss(1)	(0.03)		(0.09)	(0.07)	(0.02)
Net realized and unrealized gain (loss) from investment activities	(4.00)		(0.68)	1.62	(0.37)
Total income (loss) from investment operations	(4.03)		(0.77)	1.55	(0.39)
Less dividends/distributions:
From net investment income	—		(0.03)	(0.01)	—
From net realized gains	(0.13)		(0.25)	—	—
Total dividends/distributions	(0.13)		(0.28)	(0.01)	—
Net asset value, end of period	$5.94		$10.10	$11.15	$9.61
Total investment return(2)	(39.89)%		(6.98)%	16.17%	(3.90)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$3,119		$5,192	$5,580	$4,805
Ratio of expenses to average net assets:
Before expense reimbursement	4.36	%(4)	4.12%	4.31%	5.90	%(4)
After expense reimbursement	1.20	%(4)	1.20%	1.20%	1.20	%(4)
Ratio of net investment loss to average net assets	(0.69	)%(4)	(0.80)%	(0.73)%	(0.61	)%(4)
Portfolio turnover	42%		115%	72%	12%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  For the period March 31, 2006 (commencement of issuance) through June 30, 2006.

(4)  Annualized.

(5)  For the period April 21, 2006 (commencement of issuance) through June 30, 2006.

(6)  For the period March 27, 2006 (commencement of issuance) through June 30, 2006.

	Class C
	Six months ended December 31, 2008		Year ended June 30,		For the period ended
	(unaudited)		2008	2007	June 30, 2006(5)
Net asset value, beginning of period	$9.90		$11.03	$9.58	$10.41
Income (loss) from investment operations:
Net investment loss(1)	(0.06)		(0.19)	(0.17)	(0.03)
Net realized and unrealized gain (loss) from investment activities	(4.01)		(0.68)	1.62	(0.80)
Total income (loss) from investment operations	(4.07)		(0.87)	1.45	(0.83)
Less dividends/distributions:
From net investment income	—		(0.01)	—	—
From net realized gains	(0.13)		(0.25)	—	—
Total dividends/distributions	(0.13)		(0.26)	—	—
Net asset value, end of period	$5.70		$9.90	$11.03	$9.58
Total investment return(2)	(41.10)%		(8.03)%	15.14%	(7.97)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$96		$142	$82	$67
Ratio of expenses to average net assets:
Before expense reimbursement	5.71	%(4)	5.49%	5.10%	7.52	%(4)
After expense reimbursement	2.20	%(4)	2.20%	2.20%	2.20	%(4)
Ratio of net investment loss to average net assets	(1.66	)%(4)	(1.78)%	(1.73)%	(1.62	)%(4)
Portfolio turnover	42%		115%	72%	12%

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.31		$15.94	$14.41	$13.65	$12.41	$10.00
Income (loss) from investment operations:
Net investment loss(1)	(0.03)		(0.12)	(0.14)	(0.12)	(0.11)	(0.11)
Net realized and unrealized gain (loss) from investment activities	(5.38)		(1.47)	2.14	1.45	1.55	2.55
Total income (loss) from investment operations	(5.41)		(1.59)	2.00	1.33	1.44	2.44
Distributions from net realized gains	(0.00	)(4)	(1.04)	(0.47)	(0.57)	(0.20)	(0.03)
Net asset value, end of period	$7.90		$13.31	$15.94	$14.41	$13.65	$12.41
Total investment return(2)	(40.64)%		(10.25)%	14.18%	9.88%	11.63%	24.45%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$48,408		$92,759	$149,362	$151,731	$110,795	$73,833
Ratio of expenses to average net assets:
Before expense reimbursement	1.68	%(3)	1.47%	1.65%	1.50%	1.59%	1.56%
After expense reimbursement	1.28	%(3)	1.28%	1.28%	1.28%	1.28%	1.28%
Ratio of net investment loss to average net assets	(0.58	)%(3)	(0.81)%	(0.93)%	(0.82)%	(0.88)%	(0.90)%
Portfolio turnover	33%		51%	34%	49%	50%	75%
	Class B
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.59		$15.25	$13.91	$13.29	$12.17	$9.89
Income (loss) from investment operations:
Net investment loss(1)	(0.07)		(0.22)	(0.24)	(0.22)	(0.20)	(0.20)
Net realized and unrealized gain (loss) from investment activities	(5.07)		(1.40)	2.05	1.41	1.52	2.51
Total income (loss) from investment operations	(5.14)		(1.62)	1.81	1.19	1.32	2.31
Distributions from net realized gains	0.00	(4)	(1.04)	(0.47)	(0.57)	(0.20)	(0.03)
Net asset value, end of period	$7.45		$12.59	$15.25	$13.91	$13.29	$12.17
Total investment return(2)	(40.82)%		(10.94)%	13.32%	9.09%	10.86%	23.40%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$275		$661	$1,798	$5,598	$9,592	$11,683
Ratio of expenses to average net assets:
Before expense reimbursement	2.57	%(3)	2.20%	2.29%	2.39%	2.53%	2.55%
After expense reimbursement	2.03	%(3)	2.03%	2.03%	2.03%	2.03%	2.03%
Ratio of net investment loss to average net assets	(1.33	)%(3)	(1.58)%	(1.69)%	(1.57)%	1.63%	(1.62)%
Portfolio turnover	33%		51%	34%	49%	50%	75%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Annualized.

(4)  Amount represents less than $0.005 per share.

	Class C
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.57		$15.23	$13.89	$13.28	$12.16	$9.88
Income (loss) from investment operations:
Net investment loss(1)	(0.07)		(0.21)	(0.24)	(0.22)	(0.20)	(0.20)
Net realized and unrealized gain (loss) from investment activities	(5.06)		(1.41)	2.05	1.40	1.52	2.51
Total income (loss) from investment operations	(5.13)		(1.62)	1.81	1.18	1.32	2.31
Distributions from net realized gains	0.00	(4)	(1.04)	(0.47)	(0.57)	(0.20)	(0.03)
Net asset value, end of period	$7.44		$12.57	$15.23	$13.89	$13.28	$12.16
Total investment return(2)	(40.81)%		(10.95)%	13.33%	9.02%	10.87%	23.43%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$2,724		$6,042	$7,877	$8,329	$8,661	$9,580
Ratio of expenses to average net assets:
Before expense reimbursement	2.41	%(3)	2.25%	2.28%	2.31%	2.45%	2.54%
After expense reimbursement	2.03	%(3)	2.03%	2.03%	2.03%	2.03%	2.03%
Ratio of net investment loss to average net assets	(1.33	)%(3)	(1.55)%	(1.68)%	(1.57)%	(1.63)%	(1.63)%
Portfolio turnover	33%		51%	34%	49%	50%	75%
	Class Y
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.74		$16.38	$14.75	$13.93	$12.63	$10.15
Income (loss) from investment operations:
Net investment loss(1)	(0.02)		(0.08)	(0.10)	(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) from investment activities	(5.55)		(1.52)	2.20	1.47	1.58	2.59
Total income (loss) from investment operations	(5.57)		(1.60)	2.10	1.39	1.50	2.51
Distributions from net realized gains	0.00	(4)	(1.04)	(0.47)	(0.57)	(0.20)	(0.03)
Net asset value, end of period	$8.17		$13.74	$16.38	$14.75	$13.93	$12.63
Total investment return(2)	(40.53)%		(10.03)%	14.54%	10.12%	11.90%	24.78%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$131,674		$272,666	$303,029	$269,696	$146,725	$91,406
Ratio of expenses to average net assets:
Before expense reimbursement	1.24	%(3)	1.12%	1.18%	1.13%	1.14%	1.21%
After expense reimbursement	1.03	%(3)	1.03%	1.03%	1.03%	1.03%	1.03%
Ratio of net investment loss to average net assets	(0.33	)%(3)	(0.55)%	(0.68)%	(0.57)%	(0.63)%	(0.66)%
Portfolio turnover	33%		51%	34%	49%	50%	75%

See accompanying notes to financial statements.

UBS Absolute Return Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2008		Year ended June 30,				For the period ended
	(unaudited)		2008	2007	2006		June 30, 2005(4)
Net asset value, beginning of period	$7.81		$10.05	$10.14	$9.98		$10.00
Income (loss) from investment operations:
Net investment income(1)	0.04		0.34	0.35	0.28		0.03
Net realized and unrealized gain (loss) from investment activities	(1.02)		(2.13)	(0.06)	0.18		(0.02)
Total income (loss) from investment operations	(0.98)		(1.79)	0.29	0.46		0.01
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.62)		(0.45)	(0.30)	(0.29)		(0.03)
From net realized gains	—		—	(0.08)	(0.01)		—
Total dividends/distributions	(0.62)		(0.45)	(0.38)	(0.30)		(0.03)
Net asset value, end of period	$6.21		$7.81	$10.05	$10.14		$9.98
Total investment return(2)	(12.66)%		(18.07)%	2.87%	4.65%		0.06%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$23,825		$50,761	$257,180	$212,983		$105,373
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.18	%(5)	0.99%	0.95%	0.96%		1.31	%(5)
After expense reimbursement/recoupment	1.00	%(5)	0.99%	0.95%	0.99	%(3)	1.00	%(5)
Ratio of net investment income to average net assets	1.21	%(5)	3.68%	3.43%	2.78%		1.75	%(5)
Portfolio turnover	23%		33%	56%	96%		22%

	Class Y
	Six months ended December 31, 2008		Year ended June 30,			For the period ended
	(unaudited)		2008	2007	2006	June 30, 2005(4)
Net asset value, beginning of period	$7.81		$10.05	$10.15	$9.98	$10.00
Income (loss) from investment operations:
Net investment income(1)	0.05		0.36	0.37	0.30	0.03
Net realized and unrealized gain (loss) from investment activities	(1.03)		(2.12)	(0.07)	0.19	(0.02)
Total income (loss) from investment operations	(0.98)		(1.76)	0.30	0.49	0.01
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.63)		(0.48)	(0.32)	(0.31)	(0.03)
From net realized gains	—		—	(0.08)	(0.01)	—
Total dividends/distributions	(0.63)		(0.48)	(0.40)	(0.32)	(0.03)
Net asset value, end of period	$6.20		$7.81	$10.05	$10.15	$9.98
Total investment return(2)	(12.59)%		(17.92)%	2.96%	4.94%	0.09%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$126,282		$187,445	$259,089	$232,208	$20,004
Ratio of expenses to average net assets:
Before expense reimbursement	0.82	%(5)	0.76%	0.75%	0.77%	1.11	%(5)
After expense reimbursement	0.82	%(5)	0.76%	0.75%	0.77%	0.85	%(5)
Ratio of net investment income to average net assets	1.47	%(5)	3.92%	3.63%	3.00%	1.90	%(5)
Portfolio turnover	23%		33%	56%	96%	22%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

(4)  For the period April 27, 2005 (commencement of issuance) through June 30, 2005.

(5)  Annualized.

	Class C
	Six months ended December 31, 2008		Year ended June 30,					For the period ended
	(unaudited)		2008	2007		2006		June 30, 2005(4)
Net asset value, beginning of period	$7.81		$10.04	$10.14		$9.98		$10.00
Income (loss) from investment operations:
Net investment income(1)	0.03		0.31	0.31		0.24		0.02
Net realized and unrealized gain (loss) from investment activities	(1.02)		(2.12)	(0.06)		0.18		(0.02)
Total income (loss) from investment operations	(0.99)		(1.81)	0.25		0.42		—
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.61)		(0.42)	(0.27)		(0.25)		(0.02)
From net realized gains	—		—	(0.08)		(0.01)		—
Total dividends/distributions	(0.61)		(0.42)	(0.35)		(0.26)		(0.02)
Net asset value, end of period	$6.21		$7.81	$10.04		$10.14		$9.98
Total investment return(2)	(12.82)%		(18.27)%	2.42%		4.30%		0.01%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$6,195		$9,971	$37,548		$30,618		$16,973
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.43	%(5)	1.32%	1.29%		1.32%		1.68	%(5)
After expense reimbursement/recoupment	1.35	%(5)	1.32%	1.30	%(3)	1.35	%(3)	1.35	%(5)
Ratio of net investment income to average net assets	0.90	%(5)	3.35%	3.07%		2.42%		1.40	%(5)
Portfolio turnover	23%		33%	56%		96%		22%

See accompanying notes to financial statements.

UBS Global Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.17		$9.41	$9.50	$9.83	$9.87	$10.24
Income (loss) from investment operations:
Net investment income(1)	0.12		0.27	0.26	0.19	0.17	0.19
Net realized and unrealized gain (loss) from investment activities	(0.72)		(0.08)	(0.10)	(0.15)	0.34	0.35
Total income (loss) from investment operations	(0.60)		0.19	0.16	0.04	0.51	0.54
Less dividends/distributions:
From net investment income and net foreign currency gains	(1.23)		(0.43)	(0.25)	(0.37)	(0.55)	(0.91)
Net asset value, end of period	$7.34		$9.17	$9.41	$9.50	$9.83	$9.87
Total investment return(2)	(6.55)%		1.94%	1.67%	0.51%	5.05%	5.21%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$9,431		$12,123	$14,093	$15,546	$16,701	$14,610
Ratio of expenses to average net assets:
Before expense reimbursement	1.50	%(3)	1.31%	1.40%	1.48%	1.48%	1.55%
After expense reimbursement	1.15	%(3)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	2.75	%(3)	2.81%	2.67%	1.97%	1.65%	1.84%
Portfolio turnover	64%		137%	74%	114%	112%	186%
	Class B
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.20		$9.43	$9.52	$9.85	$9.88	$10.25
Income (loss) from investment operations:
Net investment income(1)	0.09		0.20	0.18	0.12	0.09	0.11
Net realized and unrealized gain (loss) from investment activities	(0.74)		(0.08)	(0.09)	(0.15)	0.35	0.35
Total income (loss) from investment operations	(0.65)		0.12	0.09	(0.03)	0.44	0.46
Less dividends/distributions:
From net investment income and net foreign currency gains	(1.19)		(0.35)	(0.18)	(0.30)	(0.47)	(0.83)
Net asset value, end of period	$7.36		$9.20	$9.43	$9.52	$9.85	$9.88
Total investment return(2)	(7.00)%		1.27%	0.90%	(0.26)%	4.29%	4.38%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$122		$131	$215	$420	$1,153	$1,536
Ratio of expenses to average net assets:
Before expense reimbursement	2.34	%(3)	2.20%	2.17%	2.25%	2.30%	2.33%
After expense reimbursement	1.90	%(3)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	1.99	%(3)	2.06%	1.92%	1.22%	0.90%	1.09%
Portfolio turnover	64%		137%	74%	114%	112%	186%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Annualized.

	Class C
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.15		$9.38	$9.47	$9.81	$9.85	$10.23
Income (loss) from investment operations:
Net investment income(1)	0.10		0.22	0.21	0.14	0.12	0.14
Net realized and unrealized gain (loss) from investment activities	(0.74)		(0.07)	(0.10)	(0.15)	0.35	0.34
Total income (loss) from investment operations	(0.64)		0.15	0.11	(0.01)	0.47	0.48
Less dividends/distributions:
From net investment income and net foreign currency gains	(1.20)		(0.38)	(0.20)	(0.33)	(0.51)	(0.86)
Net asset value, end of period	$7.31		$9.15	$9.38	$9.47	$9.81	$9.85
Total investment return(2)	(6.80)%		1.56%	1.17%	(0.09)%	4.60%	4.64%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,722		$1,716	$1,491	$2,426	$3,081	$3,451
Ratio of expenses to average net assets:
Before expense reimbursement	1.93	%(3)	1.79%	1.77%	1.88%	1.92%	1.99%
After expense reimbursement	1.65	%(3)	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	2.24	%(3)	2.31%	2.17%	1.47%	1.15%	1.34%
Portfolio turnover	64%		137%	74%	114%	112%	186%
	Class Y
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.24		$10.45	$10.51	$10.84	$10.83	$11.16
Income (loss) from investment operations:
Net investment income(1)	0.14		0.32	0.31	0.23	0.21	0.23
Net realized and unrealized gain (loss) from investment activities	(0.81)		(0.08)	(0.10)	(0.17)	0.38	0.38
Total income (loss) from investment operations	(0.67)		0.24	0.21	0.06	0.59	0.61
Less dividends/distributions:
From net investment income and net foreign currency gains	(1.24)		(0.45)	(0.27)	(0.39)	(0.58)	(0.94)
Net asset value, end of period	$8.33		$10.24	$10.45	$10.51	$10.84	$10.83
Total investment return(2)	(6.55)%		2.28%	2.03%	0.65%	5.36%	5.43%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$41,314		$52,620	$107,465	$80,536	$52,345	$41,016
Ratio of expenses to average net assets:
Before expense reimbursement	1.28	%(3)	1.04%	1.03%	1.16%	1.16%	1.24%
After expense reimbursement	0.90	%(3)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.99	%(3)	3.06%	2.93%	2.22%	1.90%	2.09%
Portfolio turnover	64%		137%	74%	114%	112%	186%

See accompanying notes to financial statements.

UBS High Yield Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.19		$6.92	$6.89	$7.14	$7.06	$6.84
Income (loss) from investment operations:
Net investment income(1)	0.24		0.51	0.50	0.55	0.57	0.58
Net realized and unrealized gain (loss) from investment activities	(1.61)		(0.75)	0.08	(0.24)	0.10	0.22
Total income (loss) from investment operations	(1.37)		(0.24)	0.58	0.31	0.67	0.80
Less dividends/distributions:
From net investment income	(0.27)		(0.49)	(0.55)	(0.56)	(0.59)	(0.58)
Net asset value, end of period	$4.55		$6.19	$6.92	$6.89	$7.14	$7.06
Total investment return(2)	(22.32)%		(3.55)%	8.60%	4.48%	9.66%	12.15%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$34,296		$40,582	$45,031	$51,121	$66,677	$72,614
Ratio of expenses to average net assets:
Before expense reimbursement	1.30	%(3)	1.29%	1.28%	1.37%	1.28%	1.31%
After expense reimbursement	1.20	%(3)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	8.86	%(3)	7.81%	7.16%	7.86%	7.83%	8.27%
Portfolio turnover	37%		39%	46%	64%	61%	80%
	Class B
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.20		$6.93	$6.89	$7.14	$7.06	$6.83
Income (loss) from investment operations:
Net investment income(1)	0.22		0.46	0.45	0.50	0.51	0.53
Net realized and unrealized gain (loss) from investment activities	(1.61)		(0.75)	0.09	(0.25)	0.10	0.23
Total income (loss) from investment operations	(1.39)		(0.29)	0.54	0.25	0.61	0.76
Less dividends/distributions:
From net investment income	(0.25)		(0.44)	(0.50)	(0.50)	(0.53)	(0.53)
Net asset value, end of period	$4.56		$6.20	$6.93	$6.89	$7.14	$7.06
Total investment return(2)	(22.58)%		(4.27)%	7.93%	3.69%	8.79%	11.48%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$838		$1,480	$2,386	$2,497	$3,945	$7,844
Ratio of expenses to average net assets:
Before expense reimbursement	2.13	%(3)	2.07%	2.04%	2.09%	1.99%	2.05%
After expense reimbursement	1.95	%(3)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets	8.08	%(3)	7.02%	6.42%	7.11%	7.08%	7.53%
Portfolio turnover	37%		39%	46%	64%	61%	80%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Annualized.

	Class C
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.19		$6.93	$6.89	$7.14	$7.06	$6.84
Income (loss) from investment operations:
Net investment income(1)	0.23		0.48	0.47	0.52	0.53	0.55
Net realized and unrealized gain (loss) from investment activities	(1.61)		(0.76)	0.08	(0.25)	0.10	0.22
Total income (loss) from investment operations	(1.38)		(0.28)	0.55	0.27	0.63	0.77
Less dividends/distributions:
From net investment income	(0.25)		(0.46)	(0.51)	(0.52)	(0.55)	(0.55)
Net asset value, end of period	$4.56		$6.19	$6.93	$6.89	$7.14	$7.06
Total investment return(2)	(22.35)%		(4.03)%	8.05%	3.95%	9.09%	11.59%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$5,846		$8,453	$11,330	$12,177	$15,389	$17,499
Ratio of expenses to average net assets:
Before expense reimbursement	1.82	%(3)	1.79%	1.78%	1.86%	1.79%	1.82%
After expense reimbursement	1.70	%(3)	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income to average net assets	8.38	%(3)	7.31%	6.66%	7.36%	7.33%	7.78%
Portfolio turnover	37%		39%	46%	64%	61%	80%
	Class Y
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.23		$6.96	$6.92	$7.17	$7.10	$6.87
Income (loss) from investment operations:
Net investment income(1)	0.25		0.53	0.52	0.57	0.59	0.61
Net realized and unrealized gain (loss) from investment activities	(1.63)		(0.75)	0.09	(0.24)	0.09	0.23
Total income (loss) from investment operations	(1.38)		(0.22)	0.61	0.33	0.68	0.84
Less dividends/distributions:
From net investment income	(0.27)		(0.51)	(0.57)	(0.58)	(0.61)	(0.61)
Net asset value, end of period	$4.58		$6.23	$6.96	$6.92	$7.17	$7.10
Total investment return(2)	(22.06)%		(3.28)%	8.98%	4.72%	9.82%	12.66%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$56,802		$99,538	$47,768	$33,015	$30,277	$48,038
Ratio of expenses to average net assets:
Before expense reimbursement	0.99	%(3)	0.99%	0.98%	1.06%	0.96%	0.92%
After expense reimbursement	0.95	%(3)	0.95%	0.95%	0.95%	0.95%	0.92%
Ratio of net investment income to average net assets	9.11	%(3)	8.13%	7.43%	8.11%	8.08%	8.55%
Portfolio turnover	37%		39%	46%	64%	61%	80%

See accompanying notes to financial statements.

UBS U.S. Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.13		$10.46	$10.27	$10.73	$10.56	$10.99
Income (loss) from investment operations:
Net investment income(1)	0.11		0.25	0.32	0.40	0.39	0.39
Net realized and unrealized gain (loss) from investment activities	(0.70)		(1.06)	0.24	(0.42)	0.20	(0.37)
Total income (loss) from investment operations	(0.59)		(0.81)	0.56	(0.02)	0.59	0.02
Redemption fees	0.00	(4)	0.01	—	—	—	—
Less dividends/distributions:
From net investment income	(0.52)		(0.53)	(0.37)	(0.44)	(0.42)	(0.45)
Net asset value, end of period	$8.02		$9.13	$10.46	$10.27	$10.73	$10.56
Total investment return(2)	(6.36)%		(8.03)%	5.39%	(0.07)%	5.72%	0.18%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$7,918		$9,330	$29,356	$31,285	$34,282	$31,420
Ratio of expenses to average net assets:
Before expense reimbursement	1.20	%(3)	1.02%	1.07%	1.07%	1.19%	1.11%
After expense reimbursement	0.85	%(3)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	2.46	%(3)	2.50%	3.08%	3.79%	3.61%	3.58%
Portfolio turnover	123%		192%	209%	229%	174%	137%
	Class B
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.14		$10.47	$10.28	$10.74	$10.56	$10.97
Income (loss) from investment operations:
Net investment income(1)	0.07		0.18	0.25	0.32	0.31	0.30
Net realized and unrealized gain (loss) from investment activities	(0.69)		(1.07)	0.23	(0.42)	0.21	(0.36)
Total income (loss) from investment operations	(0.62)		(0.89)	0.48	(0.10)	0.52	(0.06)
Redemption fees	0.00	(4)	0.01	—	—	—	—
Less dividends/distributions:
From net investment income	(0.49)		(0.45)	(0.29)	(0.36)	(0.34)	(0.35)
Net asset value, end of period	$8.03		$9.14	$10.47	$10.28	$10.74	$10.56
Total investment return(2)	(6.82)%		(8.72)%	4.70%	(0.93)%	4.96%	(0.55)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$149		$250	$442	$808	$1,620	$2,043
Ratio of expenses to average net assets:
Before expense reimbursement	2.19	%(3)	1.91%	1.84%	1.83%	2.00%	2.00%
After expense reimbursement	1.60	%(3)	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets	1.63	%(3)	1.77%	2.39%	3.04%	2.86%	2.82%
Portfolio turnover	123%		192%	209%	229%	174%	137%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Annualized.

(4)  Amount represents less than $0.005 per share

	Class C
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.12		$10.45	$10.26	$10.72	$10.55	$10.98
Income (loss) from investment operations:
Net investment income(1)	0.09		0.20	0.27	0.34	0.33	0.33
Net realized and unrealized gain (loss) from investment activities	(0.71)		(1.05)	0.24	(0.41)	0.22	(0.37)
Total income (loss) from investment operations	(0.62)		(0.85)	0.51	(0.07)	0.55	(0.04)
Redemption fees	—		—	—	—	—	—
Less dividends/distributions:
From net investment income	(0.50)		(0.48)	(0.32)	(0.39)	(0.38)	(0.39)
Net asset value, end of period	$8.00		$9.12	$10.45	$10.26	$10.72	$10.55
Total investment return(2)	(6.72)%		(8.58)%	4.98%	(0.67)%	5.25%	(0.37)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,556		$1,117	$1,525	$1,530	$2,068	$2,195
Ratio of expenses to average net assets:
Before expense reimbursement	1.68	%(3)	1.58%	1.55%	1.56%	1.64%	1.65%
After expense reimbursement	1.35	%(3)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	2.11	%(3)	2.01%	2.56%	3.29%	3.11%	3.08%
Portfolio turnover	123%		192%	209%	229%	174%	137%
	Class Y
	Six months ended December 31, 2008		Year ended June 30,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.13		$10.46	$10.27	$10.72	$10.57	$11.01
Income (loss) from investment operations:
Net investment income(1)	0.12		0.28	0.34	0.42	0.41	0.41
Net realized and unrealized gain (loss) from investment activities	(0.71)		(1.06)	0.25	(0.41)	0.21	(0.37)
Total income (loss) from investment operations	(0.59)		(0.78)	0.59	0.01	0.62	0.04
Redemption fees	—		—	—	—	—	—
Less dividends/distributions:
From net investment income	(0.53)		(0.55)	(0.40)	(0.46)	(0.47)	(0.48)
Net asset value, end of period	$8.01		$9.13	$10.46	$10.27	$10.72	$10.57
Total investment return(2)	(6.35)%		(7.78)%	5.76%	0.14%	5.95%	0.40%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$72,936		$102,473	$163,172	$105,526	$109,568	$89,281
Ratio of expenses to average net assets:
Before expense reimbursement	0.91	%(3)	0.78%	0.76%	0.82%	0.78%	0.80%
After expense reimbursement	0.60	%(3)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.64	%(3)	2.77%	3.27%	4.04%	3.86%	3.83%
Portfolio turnover	123%		192%	209%	229%	174%	137%

See accompanying notes to financial statements.

The UBS Funds—Notes to financial statements

1.  Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has fifteen Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS Absolute Return Bond Fund and UBS Global Bond Fund which are classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offers Class A, Class B, Class C and Class Y shares, except for UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund, which offer Class A, Class C, and Class Y. Effective October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. However, existing Class B shareholders may: (1) continue as Class B shareholders; (2) continue to reinvest dividends and distributions into Class B shares; and (3) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A:  Valuation of investments: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities and other

The UBS Funds—Notes to financial statements

instruments from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of portfolio securities or instruments. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the Advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at a fair value determined by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The UBS Funds—Notes to financial statements

The Funds adopted Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the value of investments.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds' investments. The Funds may hold investments which have been fair valued in accordance with the Funds' fair valuation policy as of December 31, 2008, which may result in movement between level 1 and level 2.

UBS Dynamic Alpha Fund
Measurements at 12/31/08
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$408,422,718	$323,909,820	$14,876,807	$747,209,345
Derivatives	32,328,228	98,456,951	0	130,785,179
Total	$440,750,946	$422,366,771	$14,876,807	$877,994,524
Liabilities
Securities sold short	$(193,608,753)	$0	$0	$(193,608,753)
Derivatives	(37,300,573)	(214,396,926)	0	(251,697,499)
Total	$(230,909,326)	$(214,396,926)	$0	$(445,306,252)
UBS Global Allocation Fund
Measurements at 12/31/08
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$763,018,473	$1,126,002,588	$12,276,596	$1,901,297,657
Derivatives	9,413,942	9,548,931	0	18,962,873
Total	$772,432,415	$1,135,551,519	$12,276,596	$1,920,260,530
Liabilities
Derivatives	$(12,155,363)	$(6,989,269)	$0	$(19,144,632)
Total	$(12,155,363)	$(6,989,269)	$0	$(19,144,632)

The UBS Funds—Notes to financial statements

UBS Global Frontier Fund
Measurements at 12/31/08
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$64,679,298	$0	$64,679,298
Derivatives	941,136	390,262	0	1,331,398
Total	$941,136	$65,069,560	$0	$66,010,696
Liabilities
Derivatives	$(178,731)	$(89,233)	$0	$(267,964)
Total	$(178,731)	$(89,233)	$0	$(267,964)
UBS Global Equity Fund
Measurements at 12/31/08
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$80,862,994	$103,295,829	$0	$184,158,823
Derivatives	0	735,175	0	735,175
Total	$80,862,994	$104,031,004	$0	$184,893,998
Liabilities
Derivatives	$0	$(1,235,762)	$0	$(1,235,762)
Total	$0	$(1,235,762)	$0	$(1,235,762)
UBS International Equity Fund
Measurements at 12/31/08
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$6,960,727	$79,814,278	$1,282,201	$88,057,206
Derivatives	0	370,447	0	370,447
Total	$6,960,727	$80,184,725	$1,282,201	$88,427,653
Liabilities
Derivatives	$0	$(969,483)	$0	$(969,483)
Total	$0	$(969,483)	$0	$(969,483)

The UBS Funds—Notes to financial statements

UBS U.S. Equity Alpha Fund
Measurements at 12/31/08
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$75,618,676	$586,330	$0	$76,205,006
Total	$75,618,676	$586,330	$0	$76,205,006
Liabilities
Securities sold short	$(15,782,541)	$0	$0	$(15,782,541)
Total	$(15,782,541)	$0	$0	$(15,782,541)
UBS U.S. Large Cap Equity Fund
Measurements at 12/31/08
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$411,386,079	$5,811,167	$0	$417,197,246
Total	$411,386,079	$5,811,167	$0	$417,197,246
Liabilities
None
UBS U.S. Large Cap Growth Fund
Measurements at 12/31/08
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$87,047,113	$2,267,438	$0	$89,314,551
Derivatives	0	0	0	0
Total	$87,047,113	$2,267,438	$0	$89,314,551
Liabilities
None

The UBS Funds—Notes to financial statements

UBS U.S. Large Cap Value Equity Fund
Measurements at 12/31/08
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$55,375,436	$272,891	$0	$55,648,327
Total	$55,375,436	$272,891	$0	$55,648,327
Liabilities
None
UBS U.S. Mid Cap Growth Equity Fund
Measurements at 12/31/08
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$3,544,259	$68,509	$0	$3,612,768
Total	$3,544,259	$68,509	$0	$3,612,768
Liabilities
None
UBS U.S. Small Cap Growth Fund
Measurements at 12/31/08
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$181,427,456	$16,690,787	$0	$198,118,243
Total	$181,427,456	$16,690,787	$0	$198,118,243
Liabilities
None

The UBS Funds—Notes to financial statements

UBS Absolute Return Bond Fund
Measurements at 12/31/08
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$141,563,783	$2,039,264	$143,603,047
Derivatives	0	1,586,807	0	1,586,807
Total	$0	$143,150,590	$2,039,264	$145,189,854
Liabilities
Derivatives	$(2,407,737)	$(8,360,575)	$0	$(10,768,312)
Total	$(2,407,737)	$(8,360,575)	$0	$(10,768,312)
UBS Global Bond Fund
Measurements at 12/31/08
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$49,394,119	$805,624	$50,199,743
Derivatives	0	823,740	0	823,740
Total	$0	$50,217,859	$805,624	$51,023,483
Liabilities
Derivatives	$0	$(735,944)	$0	$(735,944)
Total	$0	$(735,944)	$0	$(735,944)
UBS High Yield Fund
Measurements at 12/31/08
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$20,258	$95,456,326	$11,000	$95,487,584
Total	$20,258	$95,456,326	$11,000	$95,487,584
Liabilities
Derivatives	$0	$(203,153)	$0	$(203,153)
Total	$0	$(203,153)	$0	$(203,153)

The UBS Funds—Notes to financial statements

UBS U.S. Bond Fund
Measurements at 12/31/08
Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$81,914,656	$146,010	$82,060,666
Derivatives	742,771	1,265,070	0	2,007,841
Total	$742,771	$83,179,726	$146,010	$84,068,507
Liabilities
Derivatives	$(453,824)	$(233,153)	$0	$(686,977)
Total	$(453,824)	$(233,153)	$0	$(686,977)

The following is a rollforward of the Funds' investments that were valued using unobservable inputs for the period:

UBS Dynamic Alpha Fund
Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$72,877,642	$0	$72,877,642
Total gains or losses (realized/unrealized) included in earnings	(50,153,329)	0	(50,153,329)
Purchases, sales, issuances, and settlements (net)	(6,717,660)	0	(6,717,660)
Transfers in and/or out of Level 3	(1,129,846)	0	(1,129,846)
Ending balance	$14,876,807	$0	$14,876,807
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08(a).	$(47,488,448)	$0	$(47,488,448)

(a)  Excludes from Total gains or losses (realized/unrealized) included in earnings, unrealized losses of $47,488,448 related to transferred assets, presented at their end of period values.

UBS Global Allocation Fund
Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$9,016,840	$0	$9,016,840
Total gains or losses (realized/unrealized) included in earnings	(4,385,811)	0	(4,385,811)
Purchases, sales, issuances, and settlements (net)	(1,579,250)	0	(1,579,250)
Transfers in and/or out of Level 3	9,224,817	0	9,224,817
Ending balance	$12,276,596	$0	$12,276,596
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08(b).	$(15,568,165)	$0	$(15,568,165)

(b)  Excludes from Total gains or losses (realized/unrealized) included in earnings, unrealized losses of $15,568,165 related to transferred assets, presented at their end of period values.

The UBS Funds—Notes to financial statements

UBS International Equity Fund
Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$0	$0	$0
Total gains or losses (realized/unrealized) included in earnings	0	0	0
Purchases, sales, issuances, and settlements (net)	0	0	0
Transfers in and/or out of Level 3	1,282,201	0	1,282,201
Ending balance	$1,282,201	$0	$1,282,201
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08(c).	$(578,777)	$0	$(578,777)

(c)  Excludes from Total gains or losses (realized/unrealized) included in earnings, unrealized losses of $578,777 related to transferred assets, presented at their end of period values.

UBS Absolute Return Bond Fund
Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$38,738,089	$0	$38,738,089
Total gains or losses (realized/unrealized) included in earnings	(19,028,580)	0	(19,028,580)
Purchases, sales, issuances, and settlements (net)	(15,067,622)	0	(15,067,622)
Transfers in and/or out of Level 3	(2,602,623)	0	(2,602,623)
Ending balance	$2,039,264	$0	$2,039,264
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08.	$(7,493,389)	$0	$(7,493,389)
UBS Global Bond Fund
Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$4,374,998	$0	$4,374,998
Total gains or losses (realized/unrealized) included in earnings	(2,757,976)	0	(2,757,976)
Purchases, sales, issuances, and settlements (net)	(720,499)	0	(720,499)
Transfers in and/or out of Level 3	(90,899)	0	(90,899)
Ending balance	$805,624	$0	$805,624
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08.	$(2,155,721)	$0	$(2,155,721)

The UBS Funds—Notes to financial statements

UBS Global Frontier Fund
Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$12,891	$0	$12,891
Total gains or losses (realized/unrealized) included in earnings	(11)	0	(11)
Purchases, sales, issuances, and settlements (net)	(12,880)	0	(12,880)
Transfers in and/or out of Level 3	0	0	0
Ending balance	$0	$0	$0
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08.	$0	$0	$0
UBS High Yield Fund
Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$0	$0	$0
Total gains or losses (realized/unrealized) included in earnings	(572,750)	0	(572,750)
Purchases, sales, issuances, and settlements (net)	583,750	0	583,750
Transfers in and/or out of Level 3	0	0	0
Ending balance	$11,000	$0	$11,000
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08.	$(554,933)	$0	$(554,933)
UBS U.S. Bond Fund
Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$639,172	$0	$639,172
Total gains or losses (realized/unrealized) included in earnings	(46,340)	0	(46,340)
Purchases, sales, issuances, and settlements (net)	(592,832)	0	(592,832)
Transfers in and/or out of Level 3	146,010	0	146,010
Ending balance	$146,010	$0	$146,010
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08(d).	$(274,237)	$0	$(274,237)

(d)  Excludes from Total gains or losses (realized/unrealized) included in earnings, unrealized losses of $274,237 related to transferred assets, presented at their end of period values.

The UBS Funds—Notes to financial statements

In September 2008, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45" (the "FSP"). The FSP amends FASB Statement No. 133 ("FAS 133"), "Accounting for Derivative Instruments and Hedging Activities", and also amends FASB Interpretation No. 45 ("FIN 45"), "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others". The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to the portfolio of investments and disclosures within the footnote, "Swap agreements".

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). This standard requires enhanced disclosures about the Funds' derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 may have on the Funds' financial statement disclosures.

B.  Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Portfolio of Investments.

C.  Foreign currency translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated daily into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on foreign forward currency contracts and foreign currency transactions in the Statements of operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D.  Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the

The UBS Funds—Notes to financial statements

value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

E.  Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F.  Futures contracts: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund may purchase or sell futures contracts to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statements of operations reflect net realized and net unrealized gains and losses on these contracts.

G.  Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade

The UBS Funds—Notes to financial statements

debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H.  Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The UBS Funds—Notes to financial statements

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which a Fund is the seller of protection are disclosed on pages 226 through 233 in the footnotes to financial statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Funds will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

The UBS Funds—Notes to financial statements

At December 31, 2008, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund and UBS U.S. Bond Fund had outstanding interest rate swap agreements with the following terms:

UBS Dynamic Alpha Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Barclays Bank	GBP	13,300,000	01/19/36	—	(1)	3.0550	(2)	$(1,790,849)
Citigroup Global Markets Limited	USD	60,000,000	12/25/09	0.4713	(3)	1.3300	(2)	111,152
Citigroup Global Markets Limited	USD	50,000,000	10/15/10	—	(4)	2.8650	(2)	1,274,082
Citigroup Global Markets Limited	USD	89,500,000	02/28/13	—	(4)	3.4750	(2)	4,996,994
Citigroup Global Markets Limited	USD	54,500,000	08/15/16	4.3400	(4)	—	(4)	(7,096,089)
Citigroup Global Markets Limited	USD	31,200,000	11/24/18	0.4613	(3)	2.1531	(5)	76,990
Deutsche Bank AG	GBP	37,000,000	06/27/37	—	(1)	3.3150	(2)	27,742
Deutsche Bank AG	GBP	44,000,000	06/27/37	5.2100	(2)	2.9981	(6)	(20,910,909)
Deutsche Bank AG	USD	193,950,000	10/15/10	—	(4)	3.2000	(2)	6,062,800
Deutsche Bank AG	AUD	366,100,000	08/24/11	—	(7)	6.7500	(2)	13,496,225
Deutsche Bank AG	GBP	184,460,000	12/15/11	—	(8)	4.1950	(2)	6,096,223
Deutsche Bank AG	USD	21,600,000	08/19/13	2.2388	(5)	4.1110	(2)	2,188,128
Deutsche Bank AG	USD	11,000,000	10/01/18	4.5460	(2)	1.4350	(5)	(1,913,442)
Deutsche Bank AG	AUD	90,700,000	08/24/19	6.5700	(2)	—	(9)	(10,687,987)
Deutsche Bank AG	GBP	44,940,000	12/15/19	4.6425	(2)	—	(8)	(5,102,903)
Goldman Sachs International	JPY	1,700,000,000	02/02/37	2.5230	(2)	0.9988	(10)	(3,536,342)
Goldman Sachs International	USD	158,200,000	11/24/09	2.1531	(5)	0.4613	(3)	(11,501)
Goldman Sachs International	CHF	14,000,000	09/01/18	3.2500	(2)	2.8925	(11)	(730,525)
JPMorgan Chase Bank	USD	105,800,000	03/21/12	—	(4)	4.0600	(2)	3,935,665
JPMorgan Chase Bank	USD	126,800,000	11/24/18	0.4613	(3)	2.1531	(5)	255,177
JPMorgan Chase Bank	USD	25,900,000	03/18/20	4.8575	(2)	—	(4)	(4,510,872)
Merrill Lynch International	USD	65,950,000	08/15/16	4.3300	(2)	—	(4)	(8,550,505)
								$(26,320,746)

(1)  Zero coupon inflation swap. Cash is exchanged at the end of the swap. The dollar amount to be paid/received by the Fund is based on the RPI (Retail Price Index in the UK) as published by the Office of National Statistics.

(2)  Payments made or received are based on the notional amount.

(3)  Rate based on 1 month LIBOR (USD BBA).

(4)  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2008.

(5)  Rate based on 3 month LIBOR (USD BBA).

(6)  Rate based on 6 month LIBOR (GBP BBA).

(7)  Rate based on 3 month BBSW. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2008.

(8)  Rate based on 6 month LIBOR (GBP BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2008.

(9)  Rate based on 6 month BBSW. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2008.

(10)  Rate based on 6 month LIBOR (JPY BBA).

(11)  Rate based on 6 month LIBOR (CHF BBA).

BBA    British Banking Association

BBSW  Bank Bill Swap Rate

LIBOR  London Interbank Offered Rate

The UBS Funds—Notes to financial statements

Currency type abbreviations:

AUD  Australian Dollar

CHF  Swiss Franc

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

UBS Global Allocation Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	57,200,000	09/15/10	1.8713	%(1)	3.6000	%(2)	$2,638,664
Deutsche Bank AG	USD	75,500,000	12/15/10	1.8713	(1)	3.3400	(2)	2,724,321
								$5,362,985

(1)  Rate based on 3 month LIBOR (USD BBA).

(2)  Payments made or received are based on the notional amount.

BBA    British Banking Association

LIBOR  London Interbank Offered Rate

Currency type abbreviation:

USD  United States Dollar

UBS Absolute Return Bond Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	13,800,000	09/29/10	1.4663	%(1)	1.7500	%(2)	$144,121

(1)  Rate based on 3 month LIBOR (USD BBA).

(2)  Payments made or received are based on the notional amount.

BBA    British Banking Association

LIBOR  London Interbank Offered Rate

Currency type abbreviation:

USD  United States Dollar

UBS Global Bond Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	GBP	4,900,000	06/13/10	2.1636	%(1)	2.5000	%(2)	$8,249
Goldman Sachs International	USD	5,000,000	09/29/10	1.4663	(3)	1.7500	(2)	52,218
								$60,467

(1)  Rate based on 6 month LIBOR (GBP BBA).

(2)  Payments made or received are based on the notional amount.

(3)  Rate based on 3 month LIBOR (USD BBA).

Currency type abbreviations:

GBP  Great Britain Pound

USD  United States Dollar

The UBS Funds—Notes to financial statements

UBS U.S. Bond Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Citigroup Global Markets Limited	USD	9,300,000	02/28/13	—	(1)	3.4750	%(2)	$519,241
Citigroup Global Markets Limited	USD	5,700,000	08/15/16	4.3400	%(2)	—	(1)	(742,160)
Deutsche Bank AG	USD	7,300,000	09/15/10	1.8713	(3)	3.6000	(2)	336,753
Deutsche Bank AG	USD	13,200,000	12/15/10	1.8713	(3)	3.3400	(2)	476,304
Deutsche Bank AG	AUD	29,900,000	08/24/11	—	(4)	6.7500	(2)	1,102,259
Deutsche Bank AG	GBP	16,400,000	12/15/11	—	(5)	4.1950	(2)	542,004
Deutsche Bank AG	AUD	7,400,000	08/24/19	6.5700	(2)	—	(6)	(872,008)
Deutsche Bank AG	GBP	4,000,000	12/15/19	4.6425	(2)	—	(5)	(454,197)
Goldman Sachs International	USD	7,300,000	09/15/10	1.8713	(3)	3.6000	(2)	336,753
JPMorgan Chase Bank	USD	10,900,000	03/21/12	—	(1)	4.0600	(2)	405,470
JPMorgan Chase Bank	USD	2,700,000	03/18/20	4.8575	(2)	—	(1)	(470,245)
								$1,180,174

(1)  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2008.

(2)  Payments made or received are based on the notional amount.

(3)  Rate based on 3 month LIBOR (USD BBA).

(4)  Rate based on 3 month BBSW. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2008.

(5)  Rate based on 6 month LIBOR (GBP BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2008.

(6)  Rate based on 6 month BBSW. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2008.

Currency type abbreviations:

AUD  Australian Dollar

GBP  Great Britain Pound

USD  United States Dollar

At December 31, 2008, UBS Dynamic Alpha Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund and UBS High Yield Fund had outstanding credit default swap agreements with the following terms:

UBS Dynamic Alpha Fund

Credit default swaps on credit indices—buy protection(1)
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value
Deutsche Bank AG	USD	12,883,200	12/20/12	0.6000	%(2)	—	(3)	—	$822,562
Deutsche Bank AG	USD	19,700,000	12/20/12	1.7500	(2)	—	(4)	—	3,527,856
Deutsche Bank AG	USD	24,000,000	12/20/12	2.2500	(2)	—	(5)	—	5,201,610
Deutsche Bank AG	USD	57,000,000	06/20/13	3.2500	(2)	—	(6)	—	11,579,748
Deutsche Bank AG	USD	10,000,000	06/20/13	0.0000	(2)	—	(7)	—	7,517,635
Deutsche Bank AG	USD	100,000,000	06/20/13	1.7200	(2)	—	(6)	—	11,736,800
Deutsche Bank AG	USD	6,250,000	12/20/13	3.3500	(2)	—	(3)	$302,658	946,115
Goldman Sachs International	USD	6,300,000	02/17/51	0.3500	(2)	—	(9)	—	1,903,140

The UBS Funds—Notes to financial statements

UBS Dynamic Alpha Fund
Credit default swaps on credit indices—buy protection(1)

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value
Goldman Sachs International	USD	8,412,316	12/20/12	3.7500	%(2)	—	(10)	—	$1,552,182
Goldman Sachs International	USD	6,312,500	06/20/13	5.0000	(2)	—	(11)	—	971,405
Goldman Sachs International	USD	12,500,000	12/20/13	1.5000	(2)	—	(12)	$30,973	258,941
Goldman Sachs International	USD	18,750,000	12/20/13	3.3500	(2)	—	(8)	—	2,838,343
Merrill Lynch International	USD	6,000,000	06/20/13	5.0000	(2)	—	(11)	1,239,523	923,316
Merrill Lynch International	USD	18,000,000	06/20/13	7.5500	(2)	—	(6)	—	(727,031)
Merrill Lynch International	USD	138,000,000	06/20/13	3.2500	(2)	—	(7)	—	28,035,178
Merrill Lynch International	USD	1,750,000	12/20/13	1.5000	(2)	—	(12)	2,982,618	36,252
									$77,124,052

(1)  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  Payments made are based on the notional amount.

(3)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.NA.IG Series 9 Index.

(4)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.EM Series 8 Index.

(5)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the LCDX.NA Series 9 Index.

(6)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the LCDX.NA Series 10 Index.

(7)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the LCDX.NA Series 10 Index, 0-5% tranche.

(8)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.EM Series 10 Index.

(9)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CMBX-NA-AAA Series 4 Index.

(10)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.NA.HY Series 9 Index.

(11)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.NA.HY Series 10 Index.

(12)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.NA.IG Series 11 Index.

The UBS Funds—Notes to financial statements

UBS Dynamic Alpha Fund
Credit default swaps on corporate and sovereign issues—buy protection(1)

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value
Deutsche Bank AG	USD	2,300,000	06/20/13	8.1000	%(2)	—	(3)	—	$1,395,493
Deutsche Bank AG	USD	3,100,000	09/20/13	3.5500	(2)	—	(4)	—	302,024
Goldman Sachs International	USD	1,850,000	09/20/13	1.4700	(2)	—	(5)	—	122,704
Goldman Sachs International	USD	3,000,000	12/20/13	0.5500	(2)	—	(6)	—	53,530
Merrill Lynch International	USD	3,100,000	09/20/13	2.8500	(2)	—	(7)	—	20,031
Merrill Lynch International	USD	3,000,000	12/20/13	3.0500	(2)	—	(8)	—	(17,030)
									$1,876,752

(1)  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)  Payments made are based on the notional amount.

(3)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the INEOS Group Holdings PLC 7.875% bond, due 02/15/16.

(4)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Indonesia 6.750% bond, due 03/10/14.

(5)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Ryder System, Inc. 6.950% bond, due 12/01/25.

(6)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Walt Disney Company 5.625% bond, due 09/15/16.

(7)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Panama 8.875% bond, due 09/30/27.

(8)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the AXP 4.875% bond, due 07/15/13.

Credit default swaps on credit indices—sell protection(1)
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value	Credit spread(2)
Deutsche Bank AG	USD	9,750,000	08/25/37	—	(3)	0.0900	%(4)	—	$(5,898,652)	N/A
Deutsche Bank AG	USD	9,500,000	07/25/45	—	(5)	0.5400	(4)	—	(8,373,537)	N/A
Deutsche Bank AG	USD	60,000,000	06/20/13	—	(6)	1.7800	(4)	—	(6,945,049)	N/A
Deutsche Bank AG	USD	30,000,000	06/20/13	—	(6)	3.1700	(4)	—	(2,142,165)	N/A
Deutsche Bank AG	USD	75,000,000	06/20/13	—	(6)	3.2500	(4)	—	(15,236,511)	N/A
Deutsche Bank AG	EUR	94,000,000	06/20/13	—	(7)	6.5000	(4)	—	(16,980,825)	10.700%

The UBS Funds—Notes to financial statements

UBS Dynamic Alpha Fund
Credit default swaps on credit indices—sell protection(1)
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value	Credit spread(2)
Goldman Sachs International	USD	107,800,000	12/20/12	—	(8)	3.7500	%(4)	—	$(19,890,513)	9.540%
Goldman Sachs International	USD	104,432,000	06/20/13	—	(9)	1.5500	(4)	—	(2,844,229)	2.110
Goldman Sachs International	USD	94,000,000	06/20/13	—	(10)	5.0000	(4)	—	(14,465,278)	10.130
Merrill Lynch International	USD	3,100,000	07/25/45	—	(5)	0.5400	(4)	—	(2,732,417)	N/A
Merrill Lynch International	USD	100,000,000	06/20/13	—	(6)	1.7300	(4)	—	(11,709,847)	N/A
Merrill Lynch International	USD	60,000,000	06/20/13	—	(6)	1.8100	(4)	—	(6,896,534)	N/A
Merrill Lynch International	USD	30,000,000	06/20/13	—	(6)	3.0300	(4)	—	(2,461,785)	N/A
Merrill Lynch International	USD	6,000,000	06/20/13	—	(6)	3.2500	(4)	$(283,501)	(1,218,921)	N/A
Merrill Lynch International	USD	10,000,000	06/20/13	—	(6)	0.0000	(4)	—	(7,459,823)	N/A
									$(125,256,086)

(1)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

(3)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the ABX-HE-AAA Series 7 Index.

(4)  Payments received are based on the notional amount.

(5)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the ABX-HE-A Series 6 Index.

(6)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the LCDX.NA Series 10 Index.

(7)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the iTraxx Europe Crossover Series 9 Index.

(8)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.NA.HY Series 9 Index.

(9)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.NA.IG Series 10 Index.

(10)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the CDX.NA.HY Series 10 Index.

The UBS Funds—Notes to financial statements

UBS Dynamic Alpha Fund
Credit default swaps on corporate and sovereign issues—sell protection(1)
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value	Credit spread(2)
Deutsche Bank AG	USD	625,000	09/20/13	—	(3)	1.8000	%(4)	—	$(2,409)	N/A
Deutsche Bank AG	USD	1,750,000	12/20/13	—	(5)	4.0800	(4)	—	2,804	N/A
Deutsche Bank AG	USD	1,200,000	12/20/13	—	(6)	5.3000	(4)	—	79,407	N/A
Deutsche Bank AG	USD	1,750,000	12/20/13	—	(6)	5.3500	(4)	—	119,415	N/A
Goldman Sachs International	USD	1,250,000	09/20/09	—	(7)	7.0000	(4)	—	(41,488)	N/A
Goldman Sachs International	USD	1,250,000	09/20/13	—	(3)	1.5300	(4)	—	(19,246)	N/A
									$138,483

(1)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

(3)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Citigroup, Inc. 6.500% bond, due 01/18/11.

(4)  Payments received are based on the notional amount.

(5)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Morgan Stanley 6.600% bond, due 04/01/12.

(6)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the General Electric Capital Corp. 6.000% bond, due 06/15/12.

(7)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the International Lease Fin Corp. 4.150% bond, due 01/20/15.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

The UBS Funds—Notes to financial statements

UBS Absolute Return Bond Fund
Credit default swaps on credit indices—buy protection(1)

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value
Citigroup Global Markets Limited	USD	2,100,000	12/20/13	3.3500	%(2)	—	(3)	—	$335,782
Goldman Sachs International	EUR	3,700,000	12/20/13	2.2000	(2)	—	(4)	—	492,205
JPMorgan Chase Bank	USD	6,050,000	12/20/13	1.5000	(2)	—	(5)	—	125,327
									$953,314

(1)  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  Payments made are based on the notional amount.

(3)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM Series 10 Index.

(4)  Payments from the counterparty will be received upon the occurrence of a succession event with respect to the iTraxx Europe HiVol Series 10 Index.

(5)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 11 Index.

The UBS Funds—Notes to financial statements

UBS Absolute Return Bond Fund
Credit default swaps on corporate and sovereign issues—sell protection(1)
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value	Credit spread(2)
Goldman Sachs International	EUR	420,000	12/20/09	—	(3)	2.0000	%(4)	—	$(36,767)	N/A
Goldman Sachs International	EUR	230,000	12/20/09	—	(5)	2.0000	(4)	—	(25,809)	N/A
Goldman Sachs International	EUR	1,350,000	03/20/12	—	(6)	0.1400	(4)	—	(89,206)	N/A
Goldman Sachs International	USD	6,300,000	06/20/18	—	(7)	0.5140	(4)	—	(281,103)	N/A
Goldman Sachs International	USD	6,300,000	06/20/18	—	(8)	0.5390	(4)	—	(571,208)	N/A
Goldman Sachs International	USD	4,200,000	12/20/18	—	(9)	1.1425	(4)	—	(415,202)	N/A
									$(1,419,295)

(1)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

(3)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the British Land 10.250% bond, due 03/26/12.

(4)  Payments received are based on the notional amount.

(5)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Hammerson PLC 5.250% bond, due 12/15/16.

(6)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Credit Suisse Group 3.125% bond, due 09/14/12.

(7)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Spain 5.500% bond, due 12/20/17.

(8)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Italy 6.875% bond, due 09/27/23.

(9)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Poland 5.250% bond, due 01/15/14.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

The UBS Funds—Notes to financial statements

UBS Global Bond Fund
Credit default swaps on corporate and sovereign issues—buy protection(1)

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value
Deutsche Bank AG	EUR	250,000	12/20/13	1.6000	%(2)	—	(3)	—	$(4,409)
Deutsche Bank AG	EUR	250,000	12/20/13	0.9500	(2)	—	(4)	—	7,145
Goldman Sachs International	EUR	500,000	04/05/13	0.4800	(2)	—	(5)	—	116,700
Goldman Sachs International	EUR	500,000	06/28/13	0.3000	(2)	—	(6)	—	27,077
Goldman Sachs International	EUR	250,000	12/20/13	0.8300	(2)	—	(7)	—	3,064
Goldman Sachs International	EUR	250,000	12/20/13	1.0500	(2)	—	(8)	—	7,847
Goldman Sachs International	EUR	250,000	12/20/13	0.9400	(2)	—	(9)	—	1,040
Goldman Sachs International	USD	700,000	12/20/13	1.6000	(2)	—	(10)	—	12,662
Goldman Sachs International	EUR	500,000	04/10/14	0.6900	(2)	—	(11)	—	72,158
JPMorgan Chase Bank	EUR	400,000	12/20/13	0.8500	(2)	—	(12)	—	(3,075)
									$240,209

(1)  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)  Payments made are based on the notional amount.

(3)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Deutsche Telecom 8.125% bond, due 05/29/12.

(4)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Akzo Nobel NV 4.250% bond, due 06/14/11.

(5)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Clariant AG 4.375% bond, due 04/05/13.

(6)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Swedish Match AB 4.625% bond, due 06/28/13.

(7)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Sodexho 4.500% bond, due 03/28/14.

(8)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Henkel AG & Co KGaA 4.250% bond, due 06/10/13.

(9)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Carrefour SA 4.375% bond, due 11/02/16.

(10)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Black and Decker Corp. 7.125% bond, due 06/01/11.

(11)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Casino Guichard-Perrachon 6.000% bond, due 02/27/12.

(12)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Cadbury Schweppes 5.125% bond, due 10/01/13.

The UBS Funds—Notes to financial statements

UBS Global Bond Fund
Credit default swaps on corporate and sovereign issues—sell protection(1)

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value	Credit spread(2)
Goldman Sachs International	EUR	290,000	12/20/09	—	(3)	2.0000	%(4)	—	$(25,388)	N/A
Goldman Sachs International	EUR	160,000	12/20/09	—	(5)	2.0000	(4)	—	(17,954)	N/A
Goldman Sachs International	EUR	250,000	12/20/13	—	(6)	4.2500	(4)	—	(4,241)	N/A
Goldman Sachs International	EUR	900,000	12/20/18	—	(7)	1.2600	(4)	—	(43,545)	N/A
JPMorgan Chase Bank	EUR	150,000	12/20/13	—	(8)	4.3000	(4)	—	(2,139)	N/A
JPMorgan Chase Bank	USD	1,900,000	03/20/18	—	(9)	1.0500	(4)	—	(185,628)	N/A
JPMorgan Chase Bank	USD	700,000	10/20/18	—	(10)	1.2000	(4)	—	(63,534)	N/A
JPMorgan Chase Bank	USD	2,100,000	12/20/18	—	(11)	0.4700	(4)	—	(106,395)	N/A
JPMorgan Chase Bank	USD	200,000	12/20/18	—	(12)	1.0000	(4)	—	(419)	N/A
JPMorgan Chase Bank	USD	1,100,000	12/20/18	—	(13)	1.0700	(4)	—	(8,403)	N/A
									$(457,646)

(1)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

(3)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the British Land 10.250% bond, due 03/26/12.

(4)  Payments received are based on the notional amount.

(5)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Hammerson PLC 5.250% bond, due 12/15/16.

(6)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Imperial Tobacco Finance 6.250% bond, due 12/04/18.

(7)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Italy 6.875% bond, due 09/27/23.

(8)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Imperial Tobacco Finance 6.250% bond, due 12/04/18.

(9)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Poland 5.250% bond, due 01/15/14.

(10)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Poland 5.250% bond, due 01/15/14.

(11)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Spain 5.500% bond, due 12/20/17.

(12)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Spain 5.500% bond, due 12/20/17.

(13)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Kingdom of Sweden 3.875% bond, due 12/29/09.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

The UBS Funds—Notes to financial statements

UBS High Yield Fund
Credit default swaps on credit indices—sell protection(1)

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value	Credit spread(2)
JPMorgan Chase Bank	USD	1,000,000	06/20/13	—	(3)	3.2500	%(4)	$126,569	$(203,153)	N/A

(1)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

(3)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the LCDX.NA Series 10 Index.

(4)  Payments received are based on the notional amount.

Currency type abbreviation:

USD  United States Dollar

At December 31, 2008, UBS Dynamic Alpha Fund had outstanding total return swap contracts with the following terms:

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Merrill Lynch	GBP	12,990,000	03/31/10	—	(1)	4.500	%(2)	$(5,440,761)
Merrill Lynch	GBP	28,390,000	12/31/10	—	(1)	1.2500	(2)	(16,405,781)
								$(21,846,542)

(1)  Payment to the counterparty is equal to the negative total return of the IPD UK Annual Index multiplied by the notional amount.

(2)  Fixed payment received is based on the notional amount. The Fund will also receive a payment from the counterparty if the total return of the IPD UK Annual Index is positive equal to the positive return multiplied by the notional amount.

IPD  Institutional Property Databank

Currency type abbreviation:

GBP  Great Britain Pound

I.  Option writing: Certain Funds may write (sell) put and call options on foreign or US securities and indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the

The UBS Funds—Notes to financial statements

Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the period ended December 31, 2008 for UBS Dynamic Alpha Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2008	220	$131,652
Options written	21,900	23,135,768
Options terminated in closing purchase transactions	(22,801)	(23,531,987)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2008	(681)	$(264,567)

Written option activity for the period ended December 31, 2008 for UBS Global Allocation Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2008	—	$—
Options written	4,297	3,772,209
Options terminated in closing purchase transactions	(3,467)	(3,449,951)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2008	830	$322,258

Written option activity for the period ended December 31, 2008 for UBS U.S. Bond Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2008	—	$—
Options written	517,701	66,644
Options terminated in closing purchase transactions	(517,528)	526
Options expired prior to exercise	—	—
Options outstanding at December 31, 2008	173	$67,170

J.  Purchased options: Certain Funds may also purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for

The UBS Funds—Notes to financial statements

purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K.  Short sales: UBS U.S. Equity Alpha Fund ("Equity Alpha") enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Equity Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

The UBS Dynamic Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund and UBS High Yield Fund may, from time to time, sell securities short. At December 31, 2008, the UBS Dynamic Alpha Fund held short positions. The UBS U.S. Large Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund and UBS High Yield Fund did not hold any short positions.

L.  Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually except for UBS Global Bond Fund, UBS U.S. Bond Fund and UBS High Yield Fund, which will distribute their respective net investment income, if any, monthly. UBS Absolute Return Bond Fund will distribute its respective net investment income, if any, quarterly. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net capital gains are determined in accordance with income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Differences in dividends from net investment income per share between the classes are mainly due to service and distribution related expenses.

M.  Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies.

The UBS Funds—Notes to financial statements

In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N.  Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2008, the following Funds recorded recaptured commissions which are reflected on the Statements of operations within the net realized gains (losses) on investment activities:

Fund	Amount
UBS Global Allocation Fund	$148,394
UBS Global Equity Fund	6,759
UBS U.S. Equity Alpha Fund	12,841
UBS U.S. Large Cap Equity Fund	59,582
UBS U.S. Large Cap Value Equity Fund	5,469
UBS U.S. Mid Cap Growth Equity Fund	945

O.  Redemption fees: Effective on or about March 1, 2007, each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. Prior to March 1, 2007, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS U.S. Equity Alpha Fund charged a 1.00% redemption fee if Class A shares or Class Y shares were sold or exchanged less than 90 days after the purchase date. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees earned by the Fund are disclosed in the Statements of changes in net assets. For the period ended December 31, 2008, redemption fees represent less than $0.005 per share.

2.  Investment advisory fees and other transactions with affiliates

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%
UBS Global Frontier Fund	0.950	0.950	0.950	0.950	0.950	0.950	0.950
UBS International Equity Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.650%	0.650%

The UBS Funds—Notes to financial statements

Fund	$0 to $500 mm	$500 mm to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS U.S. Equity Alpha Fund	1.000	0.900	0.850	0.850	0.850	0.850	0.850
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Large Cap Growth Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Large Cap Value Equity Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Mid Cap Growth Equity Fund	0.850	0.800	0.775	0.775	0.775	0.775	0.775
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825	0.825	0.825
UBS Absolute Return Bond Fund	0.550	0.500	0.475	0.450	0.425	0.425	0.425
UBS Global Bond Fund	0.650	0.650	0.650	0.600	0.550	0.550	0.550
UBS High Yield Fund	0.600	0.550	0.525	0.525	0.525	0.525	0.525
UBS U.S. Bond Fund	0.500	0.475	0.450	0.425	0.400	0.400	0.400

	$0 to $500 mm	$500 mm to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $1 billion	$1 billion and over
UBS Global Equity Fund	0.750%	0.700%	0.680%	0.650%

The Advisor has agreed to waive its fees and/or reimburse the expenses (excluding expenses incurred through investment in other investment companies and interest expense) of each Fund to the extent that total annualized operating expenses (excluding expenses incurred through investment in other investment companies and interest expense) exceed a specified percentage of each Fund's respective average daily net assets. For the UBS U.S. Equity Alpha Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding interest expense, securities loan fees, dividend expense for securities sold short and expenses incurred through investment in other investment companies) to the extent that total annualized operating expenses (excluding interest expense, securities loan fees, dividend expense for securities sold short and expenses incurred through investment in other investment companies) exceed a specified percentage of the Fund's average daily net assets. Investment advisory fees, including the dollar amount waived or reimbursed for the period ended December 31, 2008, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Dynamic Alpha Fund	1.35%	2.10%	2.10%	1.10%	$5,697,994	$—
UBS Global Allocation Fund	N/A	N/A	N/A	N/A	10,463,664	—
UBS Global Frontier Fund	1.40	N/A*	2.15	1.15	392,790	87,713
UBS Global Equity Fund	1.25	2.00	2.00	1.00	915,023	143,944
UBS International Equity Fund	1.25%	2.00%	2.00%	1.00%	460,147	166,941
UBS U.S. Equity Alpha Fund	1.50	N/A*	2.25	1.25	463,397	89,889

The UBS Funds—Notes to financial statements

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS U.S. Large Cap Equity Fund	1.30	2.05	2.05	1.05	$2,007,354	$—
UBS U.S. Large Cap Growth Fund	1.05	1.80	1.80	0.80	330,001	158,917
UBS U.S. Large Cap Value Equity Fund	1.10	1.85	1.85	0.85	265,921	130,833
UBS U.S. Mid Cap Growth Equity Fund	1.45	N/A*	2.20	1.20	19,937	74,897
UBS U.S. Small Cap Growth Fund	1.28	2.03	2.03	1.03	1,150,789	358,246
UBS Absolute Return Bond Fund	1.00	N/A*	1.35	0.85	512,427	36,358
UBS Global Bond Fund	1.15	1.90	1.65	0.90	202,614	115,547
UBS High Yield Fund	1.20	1.95	1.70	0.95	364,367	36,467
UBS U.S. Bond Fund	0.85	1.60	1.35	0.60	245,847	155,250

*  UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

Each Fund, except for UBS International Equity Fund, will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, to the extent such reimbursements will not cause a Fund to exceed any applicable expense limit for the Fund. The expenses waived for the period ended December 31, 2008 are subject to repayment through June 30, 2011.

At December 31, 2008, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2009	Expires June 30, 2010	Expires June 30, 2011	Expires June 30, 2012
UBS Global Frontier Fund—Class A	$214,189	$—	$—	$152,817	$61,372
UBS Global Frontier Fund—Class C	76,452	—	—	52,934	23,518
UBS Global Frontier Fund—Class Y	15,265	—	—	12,442	2,823
UBS Global Equity Fund—Class A	546,756	194,726	173,962	91,547	86,521
UBS Global Equity Fund—Class B	196,442	173,443	17,045	2660	3,294
UBS Global Equity Fund—Class C	281,381	124,069	75,973	46,114	35,225
UBS Global Equity Fund—Class Y	18,904	—	—	—	18,904
UBS U.S. Equity Alpha Fund—Class A	113,081	—	45,576	5,169	62,336
UBS U.S. Equity Alpha Fund—Class C	63,708	—	19,433	21,407	22,868
UBS U.S. Equity Alpha Fund—Class Y	5,066	—	89	292	4,685
UBS U.S. Large Cap Growth Fund—Class A	173,858	69,987	48,070	32,264	23,537
UBS U.S. Large Cap Growth Fund—Class B	13,522	5,968	2,793	3,457	1,304
UBS U.S. Large Cap Growth Fund—Class C	25,218	8,261	6,608	6,652	3,697
UBS U.S. Large Cap Growth Fund—Class Y	606,402	55,091	124,815	296,117	130,379
UBS U.S. Large Cap Value Equity Fund—Class A	758,455	226,959	207,668	217,979	105,849

The UBS Funds—Notes to financial statements

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2009	Expires June 30, 2010	Expires June 30, 2011	Expires June 30, 2012
UBS U.S. Large Cap Value Equity Fund—Class B	$18,316	$9,897	$4,998	$2,454	$967
UBS U.S. Large Cap Value Equity Fund—Class C	119,647	39,190	33,252	32,231	14,974
UBS U.S. Large Cap Value Equity Fund—Class Y	61,506	14,242	17,179	21,042	9,043
UBS U.S. Mid Cap Growth Equity Fund—Class A	31,657	1,575	6,434	14,938	8,710
UBS U.S. Mid Cap Growth Equity Fund—Class C	8,781	590	2,011	4,181	1,999
UBS U.S. Mid Cap Growth Equity Fund—Class Y	439,418	60,262	157,403	157,565	64,188
UBS U.S. Small Cap Growth Fund—Class A	1,202,354	298,049	552,974	213,353	137,978
UBS U.S. Small Cap Growth Fund—Class B	42,213	29,642	9,581	1,801	1,189
UBS U.S. Small Cap Growth Fund—Class C	67,823	24,460	19,550	15,477	8,336
UBS U.S. Small Cap Growth Fund—Class Y	1,102,376	201,743	419,521	270,369	210,743
UBS Absolute Return Bond Fund—Class A	33,041	—	—	—	33,041
UBS Absolute Return Bond Fund—Class C	3,317	—	—	—	3,317
UBS Global Bond Fund—Class A	133,019	54,977	38,861	20,765	18,416
UBS Global Bond Fund—Class B	4,064	2,335	984	460	285
UBS Global Bond Fund—Class C	12,705	6,123	2,040	2,242	2,300
UBS Global Bond Fund—Class Y	502,844	154,935	117,753	135,610	94,546
UBS High Yield Fund—Class A	193,610	99,109	42,127	35,260	17,114
UBS High Yield Fund—Class B	9,428	4,134	2,009	2,204	1,081
UBS High Yield Fund—Class C	45,070	22,658	9,583	8,511	4,318
UBS High Yield Fund—Class Y	89,534	37,661	11,051	26,868	13,954
UBS U.S. Bond Fund—Class A	191,553	79,152	70,199	27,421	14,781
UBS U.S. Bond Fund—Class B	5,868	2,662	1,615	1,126	465
UBS U.S. Bond Fund—Class C	11,291	3,411	3,139	3,008	1,733
UBS U.S. Bond Fund—Class Y	850,587	211,018	222,685	278,613	138,271

Each Fund pays UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2008, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$59,061	$532,173
UBS Global Allocation Fund	131,225	1,113,023
UBS Global Frontier Fund	4,111	31,029
UBS Global Equity Fund	11,919	91,519
UBS International Equity Fund	5,521	43,163
UBS U.S. Equity Alpha Fund	4,129	35,374
UBS U.S. Large Cap Equity Fund	27,036	217,161
UBS U.S. Large Cap Growth Fund	7,633	35,356

The UBS Funds—Notes to financial statements

Fund	Administrative fees owed	Administrative fees incurred
UBS U.S. Large Cap Value Equity Fund	$3,684	$28,497
UBS U.S. Mid Cap Growth Equity Fund	228	1,761
UBS U.S. Small Cap Growth Fund	11,529	101,576
UBS Absolute Return Bond Fund	10,642	69,775
UBS Global Bond Fund	3,418	23,342
UBS High Yield Fund	5,747	45,306
UBS U.S. Bond Fund	5,434	36,806

The Funds may invest in units of certain affiliated investment companies also advised or managed by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the period ended December 31, 2008 were as follows:

			UBS Dynamic Alpha Fund
Affiliated investment companies	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/08	% of net assets
UBS Opportunistic Emerging Markets Debt Relationship Fund	$31,123,202	$—	$8,600,000	$(1,586,600)	$(6,112,383)	$14,824,219	1.89%
UBS U.S. Equity Alpha Relationship Fund	260,446,522	—	192,112,964	(53,212,070)	(15,121,488)	—	0.00%
UBS U.S. Large Cap Equity Relationship Fund	236,295,588	—	192,694,908	(40,094,803)	(3,505,877)	—	0.00%
UBS U.S. Large Cap Growth Equity Relationship Fund	176,426,742	—	117,709,737	(30,103,472)	(28,613,533)	—	0.00%
	$704,292,054	$—	$511,117,609	$(124,996,945)	$(53,353,281)	$14,824,219	1.89%
			UBS Global Allocation Fund
Affiliated investment companies	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/08	% of net assets
UBS Corporate Bond Relationship Fund	$148,281,970	$3,500,000	$73,350,000	$(7,092,155)	$(7,246,361)	$64,093,454	3.32%
UBS Emerging Markets Equity Relationship Fund	39,033,323	87,841,191	—	—	(34,574,171)	92,300,343	4.78%
UBS High Yield Relationship Fund	194,179,949	62,000,000	57,500,000	(12,879,855)	(29,856,938)	155,943,156	8.08%
UBS Small-Cap Equity Relationship Fund	121,624,213	23,000,000	24,000,000	9,511,223	(47,777,029)	82,358,407	4.27%
UBS U.S. Securitized Mortgage Relationship Fund	281,506,651	—	178,000,000	(90,299,594)	36,491,894	49,698,951	2.58%
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	—	12,800,000	8,000,000	(659,515)	(185,607)	3,954,878	0.21%
	$784,626,106	$189,141,191	$340,850,000	$(101,419,896)	$(83,148,212)	$448,349,189	23.24%

The UBS Funds—Notes to financial statements

			UBS Global Frontier Fund
Affiliated investment companies	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/08	% of net assets
UBS Corporate Bond Relationship Fund	$4,404,488	$—	$2,500,000	$(305,038)	$(186,770)	$1,412,680	1.96%
UBS Emerging Markets Equity Completion Relationship Fund	—	4,267,990	—	—	349,669	4,617,659	6.42%
UBS High Yield Relationship Fund	6,447,333	5,700,000	1,800,000	(69,926)	(1,242,795)	9,034,612	12.55%
UBS International Equity Relationship Fund	22,425,696	8,900,000	9,700,000	(5,603,170)	(2,685,505)	13,337,021	18.53%
UBS U.S. Large Cap Equity Relationship Fund	45,597,924	11,800,000	22,600,000	(8,533,700)	(3,114,534)	23,149,690	32.17%
UBS U.S. Large Cap Growth Equity Relationship Fund	7,669,685	4,000,000	4,500,000	(1,748,725)	(741,672)	4,679,288	6.50%
UBS U.S. Securitized Mortgage Relationship Fund	11,109,933	—	8,700,000	(3,818,792)	2,194,729	785,870	1.09%
	$97,655,059	$34,667,990	$49,800,000	$(20,079,351)	$(5,426,878)	$57,016,820	79.22%
			UBS Global Equity Fund
Affiliated investment company	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/08	% of net assets
UBS Emerging Markets Equity Completion Relationship Fund	$19,440,931	$—	$—	$—	$(8,982,370)	$10,458,561	5.62%
			UBS International Equity Fund
Affiliated investment company	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/08	% of net assets
UBS Emerging Markets Equity Completion Relationship Fund	$8,941,330	$—	$—	$—	$(4,131,198)	$4,810,132	5.58%
			UBS Absolute Return Bond Fund
Affiliated investment company	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/08	% of net assets
UBS U.S. Securitized Mortgage Relationship Fund	$16,855,873	$—	$11,277,351	$(9,498,563)	$3,920,041	$—	0.00%

The UBS Funds—Notes to financial statements

			UBS Global Bond Fund
Affiliated investment company	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/08	% of net assets
UBS U.S. Securitized Mortgage Relationship Fund	$2,503,477	$—	$2,244,087	$(923,617)	$664,227	$—	0.00%
			UBS U.S. Bond Fund
Affiliated investment companies	Value 06/30/08	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/08	% of net assets
UBS Corporate Bond Relationship Fund	$15,773,933	$5,750,000	$3,325,000	$(477,273)	$(760,640)	$16,961,020	20.54%
UBS Opportunistic Emerging Markets Debt Relationship Fund	2,535,877	—	2,175,318	(183,257)	(177,302)	—	0.00%
UBS Opportunistic High Yield Relationship Fund	5,682,700	—	5,407,008	(314,583)	38,891	—	0.00%
UBS U.S. Securitized Mortgage Relationship Fund	26,553,316	—	12,500,000	(8,532,466)	1,270,238	6,791,088	8.23%
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	—	2,000,000	—	—	(89,654)	1,910,346	2.31%
	$50,545,826	$7,750,000	$23,407,326	$(9,507,579)	$281,533	$25,662,454	31.08%

The Funds may invest in shares of the UBS Supplementary Trust—U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions received from Supplementary Trust are reflected as affiliated interest income or as securities lending—net in the Statements of operations. Amounts relating to those investments at December 31, 2008 and for the period then ended were as follows:

Fund	Value 06/30/08	Purchases	Sales proceeds	Value 12/31/08	Net income earned	% of net assets
UBS Dynamic Alpha Fund	$40,016,466	$4,080,373	$40,016,466	$4,080,373	$218,431	0.52%
UBS Global Allocation Fund	127,995,357	675,722,589	763,476,938	40,241,008	609,055	2.09%
UBS Global Equity Fund	6,322,847	44,297,296	47,469,612	3,150,531	20,254	1.69%
UBS International Equity Fund	6,962,760	38,075,917	41,729,370	3,309,307	23,025	3.84%
UBS U.S. Large Cap Equity Fund	28,079,902	116,483,437	138,752,172	5,811,167	124,812	1.39%
UBS U.S. Large Cap Growth Fund	823,300	44,605,885	43,161,747	2,267,438	18,022	2.54%
UBS U.S. Large Cap Value Equity Fund	614,765	11,117,269	11,459,143	272,891	10,068	0.49%
UBS U.S. Small Cap Growth Fund	87,899,726	61,675,377	132,884,317	16,690,786	389,442	9.12%
UBS Global Bond Fund	4,156,388	31,917,364	35,960,936	112,816	26,643	0.21%
UBS High Yield Fund	3,979,048	31,082,897	34,142,660	919,285	26,767	0.94%
UBS U.S. Bond Fund	4,888,080	69,661,304	70,302,509	4,246,875	6,654	5.15%

The UBS Funds—Notes to financial statements

The Funds may invest in units of the UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statements of operations. Amounts relating to those investments at December 31, 2008 were as follows:

Fund	Value 06/30/08	Purchases	Sales proceeds	Value 12/31/08	Interest income	% of net assets
UBS Dynamic Alpha Fund	$87,629,852	$1,133,949,318	$1,100,606,470	$120,972,700	$383,101	15.42%
UBS Global Frontier Fund	—	62,683,151	60,422,476	2,260,675	22,983	3.14%
UBS U.S. Equity Alpha Fund	—	24,025,854	23,439,524	586,330	10,098	0.99%
UBS U.S. Mid Cap Growth Equity Fund	25,013	739,323	695,827	68,509	773	1.85%
UBS Absolute Return Bond Fund	36,317,035	61,886,942	76,662,934	21,541,043	223,481	13.78%

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2008, were as follows:

Fund	UBS AG
UBS Dynamic Alpha Fund	$62,514
UBS Global Allocation Fund	40,435
UBS Global Frontier Fund	3,257
UBS U.S. Equity Alpha Fund	3,700
UBS U.S. Large Cap Equity Fund	19,741
UBS U.S. Large Cap Growth Fund	4,686
UBS U.S. Large Cap Value Equity Fund	2,729
UBS U.S. Mid Cap Growth Equity Fund	240
UBS U.S. Small Cap Growth Fund	9,642

3.  Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%	1.00%
UBS Global Allocation Fund	0.25	1.00	1.00
UBS Global Frontier Fund	0.25	N/A*	1.00
UBS Global Equity Fund	0.25	1.00	1.00
UBS International Equity Fund	0.25	1.00	1.00
UBS U.S. Equity Alpha Fund	0.25	N/A*	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00	1.00
UBS U.S. Large Cap Growth Fund	0.25	1.00	1.00
UBS U.S. Large Cap Value Equity Fund	0.25	1.00	1.00
UBS U.S. Mid Cap Growth Equity Fund	0.25	N/A*	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00	1.00
UBS Absolute Return Bond Fund	0.15	N/A*	0.50
UBS Global Bond Fund	0.25	1.00	0.75

The UBS Funds—Notes to financial statements

Fund	Class A	Class B	Class C
UBS High Yield Fund	0.25%	1.00%	0.75%
UBS U.S. Bond Fund	0.25	1.00	0.75

*  UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C shares. At December 31, 2008, certain Funds owed UBS Global AM (US) service and distribution fees, and for the period ended December 31, 2008, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$127,377	$102,343
UBS Dynamic Alpha Fund—Class B	7,772	32,670
UBS Dynamic Alpha Fund—Class C	155,468	12,780
UBS Global Allocation Fund—Class A	253,556	596,106
UBS Global Allocation Fund—Class B	43,072	112,172
UBS Global Allocation Fund—Class C	448,683	64,107
UBS Global Frontier Fund—Class A	10,370	—
UBS Global Frontier Fund—Class C	11,394	—
UBS Global Equity Fund—Class A	14,585	1,585
UBS Global Equity Fund—Class B	1,838	2,037
UBS Global Equity Fund—Class C	18,245	133
UBS International Equity Fund—Class A	1,915	445
UBS International Equity Fund—Class B	71	—
UBS International Equity Fund—Class C	899	285
UBS U.S. Equity Alpha Fund—Class A	9,952	10,943
UBS U.S. Equity Alpha Fund—Class C	10,147	1,320
UBS U.S. Large Cap Equity Fund—Class A	10,376	5,525
UBS U.S. Large Cap Equity Fund—Class B	341	1,370
UBS U.S. Large Cap Equity Fund—Class C	3,821	141
UBS U.S. Large Cap Growth Fund—Class A	4,855	29,783
UBS U.S. Large Cap Growth Fund—Class B	655	8,581
UBS U.S. Large Cap Growth Fund—Class C	2,902	77
UBS U.S. Large Cap Value Equity Fund—Class A	12,046	1,299
UBS U.S. Large Cap Value Equity Fund—Class B	328	1,051
UBS U.S. Large Cap Value Equity Fund—Class C	5,162	20
UBS U.S. Mid Cap Growth Equity Fund—Class A	94	1,504
UBS U.S. Mid Cap Growth Equity Fund—Class C	487	46
UBS U.S. Small Cap Growth Fund—Class A	10,113	796
UBS U.S. Small Cap Growth Fund—Class B	244	528
UBS U.S. Small Cap Growth Fund—Class C	2,342	3
UBS Absolute Return Bond Fund—Class A	3,827	346
UBS Absolute Return Bond Fund—Class C	3,083	75
UBS Global Bond Fund—Class A	1,955	537
UBS Global Bond Fund—Class B	105	—

The UBS Funds—Notes to financial statements

Fund	Service and distribution fees owed	Sales charges earned
UBS Global Bond Fund—Class C	$1,024	$138
UBS High Yield Fund—Class A	6,375	3,493
UBS High Yield Fund—Class B	861	4,711
UBS High Yield Fund—Class C	3,441	263
UBS U.S. Bond Fund—Class A	1,806	856
UBS U.S. Bond Fund—Class B	117	216
UBS U.S. Bond Fund—Class C	745	—

4.  Transfer agency and related services fees

UBS Financial Services Inc. provides certain sub-transfer agency and administration services to each Fund pursuant to a delegation of authority from PNC Global Investment Servicing ("PNC"), each Fund's transfer agent, and is compensated for these services by PNC, not the Funds.

For the period ended December 31, 2008, UBS Financial Services Inc. received from PNC, not the Funds, total services fees paid by the Funds to PNC as follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	$247,558
UBS Global Allocation Fund	448,789
UBS Global Frontier Fund	13,331
UBS Global Equity Fund	58,932
UBS International Equity Fund	3,358
UBS U.S. Equity Alpha Fund	16,971
UBS U.S. Large Cap Equity Fund	7,761
UBS U.S. Large Cap Growth Fund	3,437
UBS U.S. Large Cap Value Equity Fund	18,234
UBS U.S. Mid Cap Growth Equity Fund	209
UBS U.S. Small Cap Growth Fund	12,791
UBS Absolute Return Bond Fund	20,463
UBS Global Bond Fund	4,638
UBS High Yield Fund	16,389
UBS U.S. Bond Fund	1,479

5.  Securities lending

Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

The UBS Funds—Notes to financial statements

UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Bond Fund and UBS U.S. Small Cap Growth Fund loaned securities to certain qualified broker-dealers, with the Fund's custodian acting as the Fund's lending agent. Cash collateral received is invested in interest bearing securities, which are included in the Portfolio(s) of investments. In addition, the UBS Global Allocation Fund and the UBS U.S. Bond Fund received US Government Agency securities as collateral amounting to $3,208,148 and $296,011, respectively, which cannot be resold. The value of loaned securities and related collateral outstanding at December 31, 2008, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Dynamic Alpha Fund	$3,929,787	$4,080,373	$4,080,373
UBS Global Allocation Fund	34,977,982	36,373,504	33,165,356
UBS Global Equity Fund	533,543	557,900	557,900
UBS International Equity Fund	2,756,546	2,895,823	2,895,823
UBS U.S. Small Cap Growth Fund	13,911,306	14,299,270	14,299,270
UBS U.S. Bond Fund	1,558,766	1,590,995	1,294,984

6.  Purchases and sales of securities

For the period ended December 31, 2008, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$684,294,685	$1,391,565,126
UBS Global Allocation Fund	1,310,327,323	2,173,202,452
UBS Global Frontier Fund	54,212,631	69,927,793
UBS Global Equity Fund	83,160,439	114,026,596
UBS International Equity Fund	51,166,880	58,309,928
UBS U.S. Equity Alpha Fund	61,611,150	89,788,019
UBS U.S. Large Cap Equity Fund	179,823,883	263,060,262
UBS U.S. Large Cap Growth Fund	97,455,436	62,569,375
UBS U.S. Large Cap Value Equity Fund	27,050,748	37,821,728
UBS U.S. Mid Cap Growth Equity Fund	2,097,721	1,974,462
UBS U.S. Small Cap Growth Fund	88,955,502	132,977,825
UBS Absolute Return Bond Fund	32,932,158	61,581,076
UBS Global Bond Fund	29,368,489	32,295,470
UBS High Yield Fund	28,528,830	24,451,023
UBS U.S. Bond Fund	78,497,304	89,594,240

For the period ended December 31, 2008, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Allocation Fund	$224,750,378	$307,431,501
UBS Global Frontier Fund	9,362,034	11,985,990
UBS Global Bond Fund	8,214,996	9,065,388
UBS High Yield Fund	14,760,547	30,377,403
UBS U.S. Bond Fund	35,331,133	44,403,424

The UBS Funds—Notes to financial statements

7.  Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2008 were as follows:

	2008
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Dynamic Alpha Fund	$1,987,057	$226,674,358	$228,661,415
UBS Global Allocation Fund	132,894,647	224,416,325	357,310,972
UBS Global Frontier Fund	1,153,879	134,451	1,288,330
UBS Global Equity Fund	—	—	—
UBS International Equity Fund	7,784,553	13,361,453	21,146,006
UBS U.S.Equity Alpha Fund	12,996,223	138,469	13,134,692
UBS U.S. Large Cap Equity Fund	34,056,316	16,602,077	50,658,393
UBS U.S. Large Cap Growth Fund	72,391	550,498	622,889
UBS U.S. Large Cap Value Equity Fund	2,775,669	9,805,949	12,581,618
UBS U.S. Mid Cap Growth Equity Fund	19,589	140,582	160,171
UBS U.S. Small Cap Growth Fund	7,357,438	21,493,242	28,850,680
UBS Absolute Return Bond Fund	18,746,916	—	18,746,916
UBS Global Bond Fund	4,858,146	—	4,858,146
UBS High Yield Fund	9,698,788	—	9,698,788
UBS U.S. Bond Fund	9,461,293	—	9,461,293

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2009

At June 30, 2008, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2009		June 30, 2010		June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016
UBS Global Equity Fund	$389,124,210	(1)	$253,636,661	(1)	$4,283,846	$—	$—	$—	$—	$—
UBS U.S. Large Cap Value Equity Fund	11,775	(2)	273,335	(2)	—	—	—	—	—	—
UBS Absolute Return Bond Fund	—		—		—	—	—	—	564,587	8,900,102
UBS Global Bond Fund	269,385		—		—	—	—	—	359,497	577,591

The UBS Funds—Notes to financial statements

	Expiration dates
Fund	June 30, 2009		June 30, 2010	June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016
UBS High Yield Fund	$23,205,714	(3)	$6,612,767	$37,425,637	$15,791,570	$11,067,780	$22,213,870	$5,885,761	$1,000,707
UBS U.S. Bond Fund	—		—	—	—	—	353,828	1,283,441	—

(1)  Due to merger with UBS Strategy Fund, utilization of capital loss carryforwards in subsequent years may be limited.

(2)  Due to merger with UBS U.S. Large Cap Equity Fund, utilization of capital loss carryforwards in subsequent years may be limited.

(3)  Due to merger with Paine Webber High Income Fund, utilization of capital loss carryforwards in subsequent years may be limited.

UBS Global Equity Fund and UBS High Yield Fund had capital loss carryforwards in the amounts of $57,203,677 and $98,009,332, respectively, that expired as of June 30, 2008.

During the fiscal year ended June 30, 2008, the following Funds utilized capital loss carryforwards to offset current year realized gains:

Fund	Amount
UBS Dynamic Alpha Fund	$23,491,866
UBS Global Equity Fund	28,358,571
UBS U.S. Large Cap Growth Fund	859,493
UBS U.S. Large Cap Value Equity Fund	142,555
UBS U.S. Bond Fund	1,436,157

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2008, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses	Net currency losses
UBS Dynamic Alpha Fund	$—	$1,772,035
UBS Global Frontier Fund	738,681	—
UBS U.S. Equity Alpha Fund	564,426	—
UBS U.S. Large Cap Growth Fund	146,176	—
UBS Absolute Return Bond Fund	62,166,851	170,406
UBS Global Bond Fund	2,786,083	13,427
UBS High Yield Fund	2,007,761	—
UBS U.S. Bond Fund	181,044	147,830

As of and during the period ended December 31, 2008, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8.  Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is

The UBS Funds—Notes to financial statements

calculated based on the federal funds rate in effect at the time of borrowing, plus 0.50%. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the period ended December 31, 2008, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS Global Allocation Fund	$31,888,000	6	$3,561	0.67%
UBS High Yield Fund	3,450,000	2	279	1.50

There were no borrowings from the Committed Credit Facility outstanding as of December 31, 2008.

9.  Capital contributions from advisor

During the year ended June 30, 2008, the Advisor reimbursed the following funds in the amounts shown based upon the Fund's shares outstanding at June 30, 2008, for adjusted shareholder activity resulting from a change in valuation source of certain securities.

The Advisor did not make any reimbursements to the Funds during the period ended December 31, 2008.

Fund	Amount	Amount per share
UBS Global Allocation Fund—Class A	$125,696	$0.0007
UBS Global Allocation Fund—Class B	4,844	0.0007
UBS Global Allocation Fund—Class C	52,747	0.0007
UBS Global Allocation Fund—Class Y	24,341	0.0007
UBS Absolute Return Bond Fund—Class A	19,248	0.0030
UBS Absolute Return Bond Fund—Class C	3,608	0.0028
UBS Absolute Return Bond Fund—Class Y	54,912	0.0023

10.  Shares of beneficial interest

For the period ended December 31, 2008, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	6,502,794	$56,329,216	65,712	$432,316
Shares repurchased	(59,602,335)	(494,526,362)	(424,047)	(3,384,631)
Shares converted from Class B to Class A	59,800	588,905	(61,107)	(588,905)
Dividends reinvested	36,556,400	181,319,716	635,398	3,018,142
Redemption fees	—	91,333	—	—
Net increase (decrease)	(16,483,341)	$(256,197,192)	215,956	$(523,078)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	630,269	$5,769,445	508,140	$4,893,167
Shares repurchased	(12,197,581)	(96,866,351)	(21,809,228)	(186,277,898)
Dividends reinvested	12,513,912	59,441,082	6,279,957	31,650,985
Redemption fees	—	9,092	—	3,605
Net increase (decrease)	946,600	$(31,646,732)	(15,021,131)	$(149,730,141)

The UBS Funds—Notes to financial statements

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	10,176,062	$100,314,429	62,858	$540,374
Shares repurchased	(74,617,692)	(726,734,387)	(1,435,743)	(13,810,074)
Shares converted from Class B to Class A	201,695	2,002,027	(205,771)	(2,002,027)
Dividends reinvested	23,933,028	171,925,569	1,048,620	7,403,258
Redemption fees	—	123,371	—	222
Net decrease	(40,306,907)	$(452,368,991)	(530,036)	$(7,868,247)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	1,895,367	$18,693,075	2,555,472	$24,781,268
Shares repurchased	(23,638,267)	(224,769,738)	(9,067,081)	(93,049,159)
Dividends reinvested	10,878,114	76,364,359	6,122,479	44,816,545
Redemption fees	—	14,529	—	7,710
Net decrease	(10,864,786)	$(129,697,775)	(389,130)	$(23,443,636)

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,622,304	$26,425,841	1,219,790	$6,333,028	—	$—
Shares repurchased	(3,146,417)	(19,790,609)	(773,474)	(4,706,624)	(398,590)	(3,313,556)
Dividends reinvested	230,913	1,122,239	40,268	196,107	—	—
Redemption fees	—	12,564	—	563	—	611
Net increase (decrease)	1,706,800	$7,770,035	486,584	$1,823,074	(398,590)	$(3,312,945)

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	727,985	$6,144,090	4,243	$34,176
Shares repurchased	(1,392,228)	(14,459,709)	(27,531)	(278,088)
Shares converted from Class B to Class A	12,191	155,331	(12,476)	(155,331)
Dividends reinvested	548,867	4,429,358	11,050	87,185
Redemption fees	—	1,112	—	—
Net decrease	(103,185)	$(3,729,818)	(24,714)	$(312,058)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	204,820	$1,623,185	1,916,657	$19,991,325
Shares repurchased	(383,942)	(3,778,185)	(3,772,219)	(39,419,865)
Dividends reinvested	158,285	1,237,794	768,971	6,351,704
Redemption fees	—	104	—	8,963
Net decrease	(20,837)	$(917,102)	(1,086,591)	$(13,067,873)

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	94,843	$672,446	—	$—
Shares repurchased	(470,882)	(3,524,768)	(2,630)	(21,260)
Shares converted from Class B to Class A	17,369	153,927	(17,721)	(153,927)
Dividends reinvested	171,858	955,529	1,229	6,891
Redemption fees	—	229	—	—
Net decrease	(186,812)	$(1,742,637)	(19,122)	$(168,296)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	6,632	$38,232	3,829,305	$31,230,814
Shares repurchased	(51,928)	(353,928)	(4,916,011)	(37,396,221)
Dividends reinvested	18,701	102,292	1,579,414	8,813,133
Redemption fees	—	—	—	7,577
Net increase (decrease)	(26,595)	$(213,404)	492,708	$2,655,303

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	666,400	$4,818,302	95,962	$654,801	2,769	$25,357
Shares repurchased	(4,145,106)	(29,553,823)	(787,903)	(5,611,013)	—	—
Dividends reinvested	97,832	555,684	—	—	19,542	110,609
Redemption fees	—	2,838	—	522	—	—
Net increase (decrease)	(3,380,874)	$(24,176,999)	(691,941)	$(4,955,690)	22,311	$135,966

The UBS Funds—Notes to financial statements

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	447,700	$5,691,999	1,776	$18,213
Shares repurchased	(1,603,065)	(22,049,373)	(4,122)	(62,610)
Dividends reinvested	172,359	1,814,939	1,385	14,218
Redemption fees	—	5,383	—	—
Net decrease	(983,006)	$(14,537,052)	(961)	$(30,179)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	131,481	$1,482,991	3,841,052	$53,698,420
Shares repurchased	(83,183)	(1,123,841)	(10,392,089)	(145,553,802)
Dividends reinvested	16,747	171,657	1,485,615	15,806,948
Redemption fees	—	221	—	27,779
Net increase (decrease)	65,045	$531,028	(5,065,422)	$(76,020,655)

UBS U.S. Large Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	2,864,991	$24,271,099	45,387	$300,059
Shares repurchased	(310,915)	(2,564,208)	(39,028)	(286,124)
Shares converted from Class B to Class A	745	8,289	(782)	(8,289)
Redemption fees	—	4,604	—	—
Net increase	2,554,821	$21,719,784	5,577	$5,646
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	523,605	$3,663,862	2,649,212	$27,505,697
Shares repurchased	(106,527)	(873,809)	(1,709,379)	(15,527,104)
Redemption fees	—	274	—	1,096
Net increase	417,078	$2,790,327	939,833	$11,979,689

The UBS Funds—Notes to financial statements

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	55,896	$364,945	26,117	$138,880
Shares repurchased	(1,229,242)	(7,721,567)	(12,076)	(76,874)
Shares converted from Class B to Class A	3,214	24,068	(3,251)	(24,068)
Dividends reinvested	1,485,743	7,027,563	12,396	58,013
Redemption fees	—	449	—	—
Net increase (decrease)	315,611	$(304,542)	23,186	$95,951
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	59,275	$328,861	52,272	$379,458
Shares repurchased	(212,820)	(1,355,435)	(345,536)	(2,919,252)
Dividends reinvested	194,454	902,267	75,820	360,146
Redemption fees	—	171	—	228
Net increase (decrease)	40,909	$(124,136)	(217,444)	$(2,179,420)

UBS U.S. Mid Cap Growth Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	26,912	$204,756	2,588	$17,739	—	$—
Shares repurchased	(4,665)	(29,095)	(489)	(4,730)	—	—
Dividends reinvested	1,692	9,595	379	2,082	11,369	65,029
Net increase	23,939	$185,256	2,478	$15,091	11,369	$65,029

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	591,809	$5,843,965	—	$—
Shares repurchased	(1,442,397)	(15,062,298)	(7,991)	(80,066)
Shares converted from Class B to Class A	7,625	87,364	(7,572)	(87,364)
Dividends reinvested	348	2,683	2	18
Redemption fees	—	1,394	—	—
Net decrease	(842,615)	$(9,126,892)	(15,561)	$(167,412)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	2,674	$30,810	1,713,788	$17,660,676
Shares repurchased	(116,792)	(982,789)	(5,436,443)	(58,965,885)
Dividends reinvested	24	175	985	7,853
Redemption fees	—	114	—	13,694
Net decrease	(114,094)	$(951,690)	(3,721,670)	$(41,283,662)

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	247,747	$1,838,331	49,492	$339,703	51,760	$406,168
Shares repurchased	(3,254,304)	(23,793,928)	(410,014)	(2,959,711)	(5,578,454)	(43,226,538)
Dividends reinvested	343,740	2,186,271	81,415	515,102	1,867,226	11,806,086
Redemption fees	—	4,360	—	587	—	283
Net decrease	(2,662,817)	$(19,764,966)	(279,107)	$(2,104,319)	(3,659,468)	$(31,014,001)

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	223,406	$1,830,935	1,086	$10,023
Shares repurchased	(427,238)	(3,574,929)	(19)	(152)
Shares converted from Class B to Class A	395	3,449	(395)	(3,449)
Dividends reinvested	166,574	1,243,028	1,664	12,401
Redemption fees	—	517	—	—
Net increase (decrease)	(36,863)	$(497,000)	2,336	$18,823
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	33,646	$264,487	2,670,701	$26,286,880
Shares repurchased	(13,315)	(116,785)	(3,511,191)	(33,609,520)
Dividends reinvested	27,454	203,129	656,770	5,565,219
Redemption fees	—	80	—	1,226
Net increase (decrease)	47,785	$350,911	(183,720)	$(1,756,195)

The UBS Funds—Notes to financial statements

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,262,554	$5,670,578	—	$—
Shares repurchased	(527,520)	(2,902,864)	(40,302)	(207,725)
Shares converted from Class B to Class A	20,239	114,222	(20,236)	(114,222)
Dividends reinvested	224,844	1,111,937	5,536	27,842
Redemption fees	—	23	—	—
Net increase (decrease)	980,117	$3,993,896	(55,002)	$(294,105)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	85,895	$374,612	1,040,184	$5,817,541
Shares repurchased	(202,845)	(1,119,191)	(5,350,478)	(28,853,540)
Dividends reinvested	35,388	199,736	721,679	3,661,586
Redemption fees	—	—	—	1,470
Net decrease	(81,562)	$(544,843)	(3,588,615)	$(19,372,943)

UBS U.S. Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	265,816	$2,235,444	4,363	$36,707
Shares repurchased	(363,481)	(3,085,909)	(4,180)	(36,967)
Shares converted from Class B to Class A	9,948	88,931	(9,944)	(88,931)
Dividends reinvested	53,105	429,563	964	7,780
Redemption fees	—	3,975	—	—
Net decrease	(34,612)	$(327,996)	(8,797)	$(81,411)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	88,993	$730,165	3,141,598	$27,366,323
Shares repurchased	(24,469)	(210,132)	(5,849,619)	(50,443,115)
Dividends reinvested	7,496	60,276	583,196	4,729,576
Redemption fees	—	571	—	3,162
Net increase (decrease)	72,020	$580,880	(2,124,825)	$(18,344,054)

The UBS Funds—Notes to financial statements

For the year ended June 30, 2008, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	24,161,958	$267,205,629	38,401	$456,522
Shares repurchased	(109,299,060)	(1,185,012,180)	(623,780)	(6,650,664)
Shares converted from Class B to Class A	339,416	3,625,461	(345,868)	(3,625,461)
Dividends reinvested	13,911,884	141,483,863	180,468	1,802,874
Redemption fees	—	165,837	—	—
Net decrease	(70,885,802)	$(772,531,390)	(750,779)	$(8,016,729)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	2,526,902	$27,853,471	8,943,613	$98,293,424
Shares repurchased	(25,011,425)	(267,178,400)	(22,204,408)	(239,862,007)
Dividends reinvested	3,760,721	37,569,603	3,749,020	38,314,985
Redemption fees	—	17,220	—	16,469
Net decrease	(18,723,802)	$(201,738,106)	(9,511,775)	$(103,237,129)

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	40,838,149	$579,293,210	203,987	$2,885,138
Shares repurchased	(76,054,818)	(1,040,812,664)	(1,808,870)	(24,411,073)
Shares converted from Class B to Class A	1,190,620	16,816,203	(1,212,122)	(16,816,203)
Dividends reinvested	15,462,012	210,592,602	553,785	7,426,257
Redemption fees	—	208,152	—	—
Net decrease	(18,564,037)	$(233,902,497)	(2,263,220)	$(30,915,881)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	9,408,513	$131,666,266	5,696,060	$80,443,151
Shares repurchased	(23,106,589)	(309,482,159)	(14,663,472)	(203,582,976)
Dividends reinvested	5,839,756	77,960,745	3,163,482	43,719,323
Redemption fees	—	44,649	—	24,221
Net decrease	(7,858,320)	$(99,810,499)	(5,803,930)	$(79,396,281)

The UBS Funds—Notes to financial statements

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	12,890,167	$128,991,286	3,027,484	$30,340,047	939,783	$9,493,109
Shares repurchased	(3,891,735)	(37,643,043)	(420,074)	(4,020,302)	(106,957)	(1,000,055)
Dividends reinvested	94,723	933,021	19,443	191,512	10,418	102,718
Redemption fees	—	24,495	—	5,116	—	—
Net increase	9,093,155	$92,305,759	2,626,853	$26,516,373	843,244	$8,595,772

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	242,921	$3,667,600	1,873	$27,700
Shares repurchased	(2,514,530)	(37,048,146)	(117,852)	(1,700,650)
Shares converted from Class B to Class A	84,053	1,280,029	(85,788)	(1,280,029)
Dividends reinvested	—	—	—	—
Redemption fees	—	8,588	—	39
Net decrease	(2,187,556)	$(32,091,929)	(201,767)	$(2,952,940)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	34,712	$502,336	3,967,984	$58,665,279
Shares repurchased	(770,528)	(11,017,100)	(3,509,568)	(52,396,796)
Dividends reinvested	—	—	—	—
Redemption fees	—	844	—	3,312
Net increase (decrease)	(735,816)	$(10,513,920)	458,416	$6,271,795

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	200,293	$2,431,742	—	$—
Shares repurchased	(769,803)	(8,704,746)	(9,762)	(114,083)
Shares converted from Class B to Class A	4,631	53,045	(4,699)	(53,045)
Dividends reinvested	226,975	2,537,578	4,201	46,320
Redemption fees	—	1,058	—	—
Net decrease	(337,904)	$(3,681,323)	(10,260)	$(120,808)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	64,623	$761,961	4,763,633	$55,571,874
Shares repurchased	(91,362)	(1,019,531)	(6,652,017)	(76,946,500)
Dividends reinvested	25,054	273,336	1,606,122	18,084,929
Redemption fees	—	1,355	—	4,275
Net increase (decrease)	(1,685)	$17,121	(282,262)	$(3,285,422)

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,844,411	$19,752,251	322,009	$3,570,026	533,230	$5,051,504
Shares repurchased	(8,482,873)	(83,732,398)	(1,646,360)	(16,428,935)	—	—
Dividends reinvested	998,856	10,118,407	219,133	2,206,676	32,886	332,478
Redemption fees	—	44,087	—	11,957	—	245
Net increase (decrease)	(5,639,606)	$(53,817,653)	(1,105,218)	$(10,640,276)	566,116	$5,384,227

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,740,718	$33,772,562	10,949	$212,175
Shares repurchased	(4,152,915)	(76,537,991)	(9,138)	(159,900)
Shares converted from Class B to Class A	6,829	135,973	(6,918)	(135,973)
Dividends reinvested	387,691	7,284,708	2,170	39,854
Redemption fees	—	12,577	—	—
Net decrease	(2,017,677)	$(35,332,171)	(2,937)	$(43,844)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	54,329	$1,044,267	14,178,975	$266,217,187
Shares repurchased	(193,763)	(3,554,430)	(16,762,669)	(317,691,920)
Dividends reinvested	20,480	376,420	2,073,716	39,400,603
Redemption fees	—	501	—	45,257
Net decrease	(118,954)	$(2,133,242)	(509,978)	$(12,028,873)

The UBS Funds—Notes to financial statements

UBS U.S. Large Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	713,802	$8,049,829	117,641	$1,282,756
Shares repurchased	(373,264)	(4,191,090)	(5,273)	(53,526)
Shares converted from Class B to Class A	13,732	153,293	(14,271)	(153,293)
Dividends reinvested	6,091	69,505	865	9,443
Redemption fees	—	2,478	—	—
Net increase	360,361	$4,084,015	98,962	$1,085,380
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	219,338	$2,384,536	3,578,888	$41,642,224
Shares repurchased	(35,903)	(374,795)	(2,688,319)	(31,029,588)
Dividends reinvested	1,379	15,058	45,026	526,357
Redemption fees	—	309	—	1,916
Net increase	184,814	$2,025,108	935,595	$11,140,909

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	156,104	$1,603,723	5,136	$60,028
Shares repurchased	(1,480,093)	(14,775,673)	(14,598)	(149,871)
Shares converted from Class B to Class A	32,699	332,550	(33,032)	(332,550)
Dividends reinvested	958,410	9,326,784	6,768	65,500
Redemption fees	—	2,179	—	211
Net decrease	(332,880)	$(3,510,437)	(35,726)	$(356,682)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	35,317	$352,418	210,546	$2,034,080
Shares repurchased	(366,429)	(3,735,479)	(391,831)	(3,920,079)
Dividends reinvested	123,941	1,195,365	79,345	775,272
Redemption fees	—	—	—	6,137
Net decrease	(207,171)	$(2,187,696)	(101,940)	$(1,104,590)

The UBS Funds—Notes to financial statements

UBS U.S. Mid Cap Growth Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	39,143	$423,583	11,617	$126,417	—	$19,693
Shares repurchased	(6,307)	(62,860)	(5,021)	(46,045)	—	—
Dividends reinvested	1,269	13,439	373	3,909	13,461	142,824
Redemption fees	—	36	—	12	—	403
Net increase	34,105	$374,198	6,969	$84,293	13,461	$162,920

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,229,022	$17,611,871	513	$7,023
Shares repurchased	(4,178,495)	(60,632,051)	(21,680)	(309,666)
Shares converted from Class B to Class A	47,635	697,738	(49,483)	(697,738)
Dividends reinvested	504,374	7,020,896	5,228	69,113
Redemption fees	—	4,759	—	—
Net decrease	(2,397,464)	$(35,296,787)	(65,422)	$(931,268)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	28,787	$436,024	5,772,941	$85,215,925
Shares repurchased	(102,320)	(1,393,821)	(5,732,879)	(82,211,903)
Dividends reinvested	36,826	486,105	1,304,088	18,713,661
Redemption fees	—	1,313	—	17,134
Net increase (decrease)	(36,707)	$(470,379)	1,344,150	$21,734,817

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,772,809	$26,199,680	193,628	$1,841,008	3,902,258	$35,888,251
Shares repurchased	(22,506,529)	(205,397,957)	(2,746,416)	(25,054,839)	(7,026,311)	(63,330,622)
Dividends reinvested	634,181	5,678,177	90,421	800,419	1,360,816	11,794,125
Redemption fees	—	36,357	—	5,960	—	—
Net decrease	(19,099,539)	$(173,483,743)	(2,462,367)	$(22,407,452)	(1,763,237)	$(15,648,246)

The UBS Funds—Notes to financial statements

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	207,250	$1,967,583	2,130	$19,520
Shares repurchased	(442,685)	(4,189,668)	(10,885)	(104,535)
Shares converted from Class B to Class A	156	1,500	(155)	(1,500)
Dividends reinvested	58,863	555,692	356	3,369
Redemption fees	—	437	—	—
Net decrease	(176,416)	$(1,664,456)	(8,554)	$(83,146)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	59,985	$572,114	8,703,036	$92,836,618
Shares repurchased	(36,686)	(350,725)	(14,246,157)	(150,805,672)
Dividends reinvested	5,515	51,746	395,640	4,164,789
Redemption fees	—	5	—	11,938
Net increase (decrease)	28,814	$273,140	(5,147,481)	$(53,792,327)

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	851,598	$5,406,616	15,807	$106,649
Shares repurchased	(1,135,109)	(7,456,843)	(62,383)	(410,357)
Shares converted from Class B to Class A	69,168	450,894	(69,168)	(450,894)
Dividends reinvested	263,243	1,703,123	10,156	65,931
Redemption fees	—	41	—	—
Net increase (decrease)	48,900	$103,831	(105,588)	$(688,671)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	48,409	$323,922	12,186,749	$80,088,513
Shares repurchased	(373,978)	(2,449,841)	(3,946,471)	(25,570,028)
Dividends reinvested	54,519	353,103	877,915	5,678,236
Redemption fees	—	972	—	—
Net increase (decrease)	(271,050)	$(1,771,844)	9,118,193	$60,196,721

The UBS Funds—Notes to financial statements

UBS U.S. Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	736,058	$7,584,383	6,753	$70,154
Shares repurchased	(2,602,152)	(26,434,225)	(11,725)	(120,074)
Shares converted from Class B to Class A	11,003	110,995	(10,996)	(110,995)
Dividends reinvested	71,267	716,601	1,164	11,721
Redemption fees	—	20,769	—	463
Net decrease	(1,783,824)	$(18,001,477)	(14,804)	$(148,731)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	28,785	$287,426	7,629,722	$77,721,893
Shares repurchased	(57,004)	(569,011)	(12,850,206)	(128,257,243)
Dividends reinvested	4,806	48,133	849,513	8,544,526
Redemption fees	—	318	—	15,764
Net decrease	(23,413)	$(233,134)	(4,370,971)	$(41,975,060)

11.  Subsequent events

On February 12, 2009, the Board of Trustees of The UBS Funds has determined that it is in the best interest of the UBS U.S. Large Cap Growth Fund (the "Fund") and its shareholders to approve the submission of an Agreement and Plan of Reorganization (the "Plan") to shareholders of the Fund under which substantially all of the assets of the Fund would be transferred to the Laudus Growth Investors U.S. Large Cap Growth Fund series (the "Laudus Fund") of the Laudus Trust in exchange for shares of the Laudus Fund (the "Merger"). The Laudus Fund is expected to pursue an investment objective that is substantially similar to that of the Fund and is expected to be sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)"), the current investment adviser of the Fund. The investment adviser of the Laudus Fund is expected to be Charles Schwab Investment Management, Inc. ("CSIM"). Under the Plan, shareholders of each class of the Fund would receive shares of a single class of shares of the Laudus Fund equal in value to their investment in the Fund. The Merger is intended to be a tax-free transaction. More information about the proposed Merger will be provided to shareholders in proxy materials, which are expected to be mailed in April 2009. If approved by Fund shareholders, the Merger is expected to occur in the beginning of the third quarter of 2009.

In connection with the proposed Merger, effective as of the close of business on March 2, 2009, the Board approved the closure of each class of the Fund to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds. Therefore, the Fund will no longer offer shares for purchase, except for Class A and Class Y shares that are purchased by existing investors through systematic purchase plans, various wrap programs and 401(k)/ retirement plans, each of which may continue to purchase shares until it is practicable for such contributions to be terminated. Of course, shareholders will continue to be able to redeem their shares.

Also in connection with the proposed Merger, effective as of the close of business on March 2, 2009, the Board approved (a) the waiver of the annual Rule 12b-1 distribution fee of 0.75% of average net assets that is charged to the shareholders of Class B and Class C shares; (b) the waiver of the 1.00% redemption fee that is charged on sales or exchanges of any Class of shares of the Fund less than 90 days after purchase; and (c) the elimination of all contingent deferred sales charges (CDSC) assessed on redemptions that are charged

The UBS Funds—Notes to financial statements

on Class A shares (on purchases above $1 million), Class B shares and Class C shares. The annual service fee of 0.25% of average net assets that is charged on Class A, Class B and Class C shares was not eliminated. With respect to exchanges of shares of the Fund for shares of another UBS Family Fund, the length of time you held your shares of the Fund will still be considered when determining whether you must pay a CDSC when you sell the shares of the UBS Family Fund acquired in the exchange.

The UBS Funds—General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds' Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, the Funds designate 100% of their "qualified short-term gains" (as defined in Section 871(k)(2)(D)) related to the distribution made in December 2008 as short-term capital gain dividends.

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Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)                (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)          (3)  Written solicitation to purchase securities under Rule 23c-1 under the Investment Company         Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 9, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	March 9, 2009